CONVERSION VALUATION APPRAISAL REPORT


                                 Prepared For:


                             Citizens Savings Bank
                                  of Frankfort

                                      and

                                Citizens Bancorp
                               Frankfort Indiana



                                     As Of:
                                  May 22, 1997









                                  Prepared By:



                              KELLER & COMPANY, INC
                              555 METRO PLACE NORTH
                                    SUITE 524
                               DUBLIN, OHIO 46017
                                 (614) 766-1426






                              KELLER & COMPANY, INC

                     CONVERSION VALUATION APPRAISAL REPORT


                                 Prepared For:


                             Citizens Savings Bank
                                  of Frankfort

                                      and

                                Citizens Bancorp
                               Frankfort Indiana



                                     As Of:
                                  May 22, 1997









                                  Prepared By:




                               Michael R. Keller
                                   President

                              KELLER & COMPANY, INC
                              555 METRO PLACE NORTH
                                    SUITE 524
                               DUBLIN, OHIO 46017
                                 (614) 766-1426
                               (614) 766-1459 FAX




June 11, 1997




Board of Directors
Citizens Savings Bank of Frankfort
60 South Main Street
Frankfort, IN  46041

Gentlemen:

We hereby submit an independent appraisal of the pro forma market value of the to-be-issued stock of Citizens Bancorp (the "Corporation"), which is the newly formed holding company of Citizens Savings Bank of Frankfort, Frankfort, Indiana ("Citizens" or the "Bank"). The Corporation will hold all of the shares of the common stock of the Bank. Such stock is to be issued in connection with the Bank's conversion from a federally chartered mutual savings bank to a federally chartered stock savings bank in accordance with the Bank's Plan of Conversion. This appraisal was prepared and provided to the Bank in accordance with the conversion requirements and regulations of the Office of Thrift Supervision of the United States Department of the Treasury.

Keller & Company, Inc. is an independent financial institution consulting firm that serves both banks and thrift institutions. The firm is a full-service consulting organization, as described in more detail in Exhibit A, specializing in market studies, business and strategic plans, stock valuations, conversion appraisals, and fairness opinions for thrift institutions and banks. The firm has affirmed its independence in this transaction with the preparation of its Affidavit of Independence, a copy of which is included as Exhibit C.

Our appraisal is based on the assumption that the data provided to us by Citizens and the material provided by the independent auditor, Ernst & Young LLP, Indianapolis, Indiana, are both accurate and complete. We did not proceed to verify the financial statements provided to us, nor did we conduct independent valuations of the Bank's assets and liabilities. We have also used information from other public sources, but we cannot assure the accuracy of such material.

Board of Directors
Citizens Savings Bank of Frankfort
June 11, 1997

Page 2


In the preparation of this appraisal, we held discussions with the management of Citizens, with the law firm of Barnes & Thornburg, Indianapolis, Indiana, the Bank's conversion counsel, and with Ernst & Young LLP. Further, we viewed the Bank's local economy and primary market area.

This valuation must not be considered as a recommendation as to the purchase of stock in the Corporation, and we can provide no guarantee or assurance that any person who purchases shares of the Corporation's stock in this conversion will be able to later sell such shares at a price equivalent to the price designated in this appraisal.

Our valuation will be updated as required and will give consideration to any new developments in the Bank's operation that have an impact on operations or financial condition. Further, we will give consideration to any changes in general market conditions and to specific changes in the market for publicly-traded thrift institutions. Based on the material impact of any such changes on the pro forma market value of the Bank as determined by this firm, we will make necessary adjustments to the Bank's appraised value in such appraisal update.

It is our opinion that as of May 22, 1997, the pro forma market value or appraised value of the Corporation was $8,000,000. Further, a range for this valuation is from a minimum of $6,800,000 to a maximum of $9,200,000, with a super-maximum of $10,580,000.

Very truly yours,

KELLER & COMPANY, INC.



/s/ Michael R. Keller
Michael R. Keller
President

                                TABLE OF CONTENTS


                                                                        PAGE

INTRODUCTION                                                               1

  I.     Description of Citizens Savings Bank of Frankfort
         General                                                           4
         Performance Overview                                              8
         Income and Expense                                               10
         Yields and Costs                                                 16
         Interest Rate Sensitivity                                        18
         Lending Activities                                               20
         Non-Performing Assets                                            24
         Investments                                                      26
         Deposit Activities                                               27
         Borrowings                                                       28
         Subsidiaries                                                     28
         Office Properties                                                28
         Management                                                       29

II.      Description of Primary Market Area                               30

III.     Comparable Group Selection
         Introduction                                                     36
         General Parameters
           Merger/Acquisition                                             37
           Mutual Holding Companies                                       38
           Trading Exchange                                               38
           IPO Date                                                       39
           Geographic Location                                            39
           Asset Size                                                     40
         Balance Sheet Parameters
           Introduction                                                   41
           Cash and Investments to Assets                                 41
           Mortgage-Backed Securities to Assets                           42
           One- to Four-Family Loans to Assets                            42
           Total Net Loans to Assets                                      43
           Total Net Loans and Mortgage-Backed Securities to Assets       43
           Borrowed Funds to Assets                                       43
           Equity to Assets                                               44
         Performance Parameters
           Introduction                                                   45

                                                                      PAGE

III.     Comparable Group Selection (cont.)
         Performance Parameters (cont.)
           Return on Average Assets                                      45
           Return on Average Equity                                      46
           Net Interest Margin                                           46
           Operating Expenses to Assets                                  47
           Noninterest Income to Assets                                  47
Asset Quality Parameters
           Introduction                                                  48
           Nonperforming Assets to Asset Ratio                           48
           Repossessed Assets to Assets                                  48
           Allowance for Loan Loss to Assets                             49
         The Comparable Group                                            49
         Summary of Comparable Group Institutions                        50

IV.      Analysis of Financial Performance                               53

V.      Market Value Adjustments
         Earnings Performance                                            56
         Market Area                                                     60
         Financial Condition                                             60
         Dividend Payments                                               62
         Subscription Interest                                           62
         Liquidity of Stock                                              63
         Management                                                      64
         Marketing of the Issue                                          64

VI.      Valuation Methods                                               66
         Price to Book Value Ratio Method                                67
         Price to Earnings Method                                        68
         Price to Net Assets Method                                      69
         Valuation Conclusion                                            70

                                LIST OF EXHIBITS


NUMERICAL                                                                PAGE
EXHIBITS

   1           Consolidated Statements of Condition
                 at March 31, 1997 and June 30, 1996                      71
   2           Consolidated Statements of Condition
                 at June 30, 1992 through 1995                            72
   3           Consolidated Statements of Income for the
                 Nine Months ended March 31, 1997 and
                 1996 and for the Year Ended June 30, 1996                73
   4           Consolidated Statements of Income,
                 Years Ended June 30, 1992 through 1995                   74
   5           Selected Consolidated Financial Condition Data             75
   6           Income and Expense Trends                                  76
   7           Normalized Earnings Trends                                 77
   8           Performance Indicators                                     78
   9           Volume/Rate Analysis                                       79
  10           Yield and Cost Trends                                      80
  11           Interest Rate Sensitivity of Net Portfolio Value           81
  12           Loan Portfolio Composition                                 82
  13           Loan Maturity Schedule                                     83
  14           Loan Originations                                          84
  15           Delinquent Loans                                           85
  16           Nonperforming Assets                                       86
  17           Classified Assets                                          87
  18           Allowance for Loan Losses                                  88
  19           Investment Portfolio Composition                           89
  20           Mix of Deposits                                            90
  21           Deposit Activity                                           91
  22           Borrowed Funds Activity                                    92
  23           List of Key Officers and Directors                         93
  24           Key Demographic Data and Trends                            94
  25           Key Housing Data                                           95
  26           Major Sources of Employment by Industry Group              96
  27           Unemployment Rates                                         97
  28           Market Share of Deposits                                   98
  29           National Interest Rates by Quarter                         99
  30           Thrift Stock Prices and Pricing Ratios                    100
  31           Key Financial Data and Ratios                             111
  32           Recently Converted Thrift Institutions                    123
  33           Acquisitions and Pending Acquisitions                     124
  34           Thrift Stock Prices and Pricing Ratios -
                 Mutual Holding Companies                                125

NUMERICAL                                                               PAGE
EXHIBITS



  35           Key Financial Data and Ratios -
                 Mutual Holding Companies                                126
  36           Balance Sheets Parameters -
                 Comparable Group Selection                              127
  37           Operating Performance and Asset Quality Parameters -
                 Comparable Group Selection                              130
  38           Balance Sheet Ratios -
                 Final Comparable Group                                  134
  39           Operation Performance and Asset Quality Ratios
                        Final Comparable Group                           135
  40           Balance Sheet Totals - Final Comparable Group             136
  41           Market Area Comparison - Final Comparable Group           137
  42           Balance Sheet - Asset Composition
                        Most Recent Quarter                              138
  43           Balance Sheet - Liability and Equity
                        Most Recent Quarter                              139
  44           Income and Expense Comparison
                        Trailing Four Quarters                           140
  45           Income and Expense Comparison as a Percent of
                        Average Assets - Trailing Four Quarters          141
  46           Yields, Costs & Earnings Ratios
                        Trailing Four Quarters                           142
  47           Dividends, Reserves and Supplemental Data                 143
  48           Market Pricings and Financial Ratios - Stock Prices
                        Comparable Group                                 144
  49           Valuation Analysis and Conclusions                        145
  50           Pro Forma Minimum Valuation                               146
  51           Pro Forma Mid-Point Valuation                             147
  52           Pro Forma Maximum Valuation                               148
  53           Pro Forma Superrange Valuation                            149
  54           Summary of Valuation Premium or Discount                  150

ALPHABETICAL EXHIBITS                                                   PAGE

   A           Background and Qualifications                            152
   B           RB 20 Certification                                      155
   C           Affidavit of Independence                                156

INTRODUCTION

         Keller & Company, Inc., an independent appraisal firm for financial institutions, has prepared this Conversion Appraisal Report ("Report") which provides the pro forma market value of the to-be-issued common stock of Citizens Bancorp. (the "Corporation"), an Indiana corporation, formed as a holding company to own all of the to-be-issued shares of common stock of Citizens Savings Bank of Frankfort ("Citizens" or the "Bank"). The stock is to be issued in connection with the Bank's Application for Approval of Conversion from a federally chartered mutual savings bank to a federally chartered stock savings bank. The Application is being filed with the Office of Thrift Supervision ("OTS") of the Department of the Treasury and the Securities and Exchange Commission ("SEC"). In accordance with the Bank's conversion, there will be a simultaneous issuance of all the Bank's stock to the Corporation, which will be formed by the Bank. Such Application for Conversion has been reviewed by us, including the Prospectus and related documents, and discussed with the Bank's management and the Bank's conversion counsel, Barnes & Thornburg, Indianapolis, Indiana.

         This conversion appraisal was prepared based on the guidelines provided by OTS entitled "Guidelines for Appraisal Reports for the Valuation of Savings Institutions Converting from the Mutual to Stock Form of Organization," in accordance with the OTS application requirements of Regulation ss.563b and the OTS's Revised Guidelines for Appraisal Reports, and represents a full appraisal report. The Report provides detailed exhibits based on the Revised Guidelines and a discussion on each of the fourteen factors that need to be considered. Our valuation will be updated in accordance with the Revised Guidelines and will consider any changes in market conditions for thrift institutions.

         The pro forma market value is defined as the price at which the stock of the Corporation after conversion would change hands between a typical willing buyer and a typical willing seller when the former is not under any compulsion to buy and the latter is not under any compulsion to sell, and with both parties having reasonable knowledge of relevant facts in an arms-length transaction. The appraisal assumes the Bank is a going concern and that the shares issued by the Corporation in the conversion are sold in non- control blocks.

         In preparing this conversion appraisal, we have reviewed the audited financial statements for the five fiscal years ended June 30, 1992 through 1996, unaudited financials for the nine months ended March 31, 1997, and discussed them with Citizens' management and with Citizens' independent auditors, Ernst & Young LLP, Indianapolis, Indiana. We have also discussed and reviewed with management other financial matters. We have reviewed the Corporation's preliminary Form S-1 and the Bank's preliminary Form AC and discussed them with management and with the Bank's conversion counsel.

         We have visited Citizens' home office and have traveled the surrounding area. We have studied the economic and demographic characteristics of the Bank's primary market area of Clinton County relative to Indiana and the United States. We have also examined the competitive financial institution environment within which Citizens operates, giving consideration to the area's key characteristics, both positive and negative.

         We have given consideration to the market conditions for securities in general and for publicly-traded thrift stocks in particular. We have examined the performance of selected publicly-traded thrift institutions and compared the performance of Citizens to those selected institutions.

         Our valuation is not intended to represent and must not be interpreted to be a recommendation of any kind as to the desirability of purchasing the to-be-outstanding shares of common stock of the Corporation. Giving consideration to the fact that this appraisal is based on numerous factors that can change over time, we can provide no assurance that any person who purchases the stock of the Corporation in this mutual-to-stock conversion will subsequently be able to sell such shares at prices similar to the pro forma market value of the Corporation as determined in this conversion appraisal.

I.       DESCRIPTION OF CITIZENS SAVINGS BANK OF FRANKFORT

GENERAL

         Citizens Savings Bank of Frankfort, Frankfort, Indiana, was organized in 1916 as an Indiana savings and loan association. The Bank recently converted to a federal savings bank, retaining its name of Citizens Savings Bank of Frankfort.

         Citizens conducts its business from its home office in Frankfort, Indiana, and has no branch offices. The Bank's primary market area consists of Clinton County with Frankfort being the county seat and the largest community in the county. Citizens' deposits are insured up to applicable limits by the Federal Deposit Insurance Corporation ("FDIC") in the Savings Association Insurance Fund ("SAIF"). The Bank is also subject to certain reserve requirements of the Board of Governors of the Federal Reserve Bank (the "FRB"). Citizens is a member of the Federal Home Loan Bank (the "FHLB") of Indianapolis and is regulated by the OTS, and by the FDIC. As of March 31, 1997, Citizens had assets of $45,153,000, deposits of $37,255,000 and equity of $5,564,000.

         Citizens is a community-oriented institution which has been principally engaged in the business of serving the financial needs of the public in Frankfort City and throughout its primary market area of Clinton County. Citizens has been actively and consistently involved in the origination of residential mortgage loans for the purchase of one- to four-family dwellings, comprising 68.7 percent of its loan originations during the nine months ended March 31, 1997, and 67.1 percent of its loan originations during the fiscal year ended June 30, 1996. At March 31, 1997, 79.0 percent of its net loans consisted of residential real estate loans on one- to four-family dwellings, not including residential construction loans of 2.7 percent, for a combined total of 81.7 percent, compared to a smaller 78.8 percent at June 30, 1992, with the primary source of its funds being retail deposits from residents in its local communities. The Bank is also an originator of multifamily loans, non-residential real estate loans, land loans and also offers numerous consumer loans on a less active basis. Consumer loans include automobile loans, secured and unsecured personal loans, loans on savings accounts, home improvements loans and home equity loans. Non-residential real estate loans represented a 2.3 percent share of the Bank's net loans at March 31, 1997, and multifamily loans represented 4.2 percent of gross loans with most multifamily loans comprised of participation loans.

         The Bank had $4.7 million or 10.5 percent of its assets in cash, interest-bearing deposits and investments including FHLB stock. The Bank had no mortgage-backed securities. Deposits and retained earnings have been the primary sources of funds for the Bank's lending and investment activities with FHLB advances having also served as an additional source of funds.

         The management of Citizens is aware of the emphasis being placed on matching the maturities of assets and liabilities and monitoring the Bank's interest rate sensitivity position and market value of portfolio equity. The Bank understands the nature of interest rate risk and the potential earnings impact during times of rapidly changing rates, either rising or falling. Citizens also recognizes the need and importance of attaining a competitive net interest margin due to its more modest levels of fee and other income.

         The Bank's gross amount of stock to be sold in the conversion will be $8,000,000 or 800,000 shares at $10 per share based on the midpoint of the appraised value, with net conversion proceeds of $7,550,000 reflecting conversion expenses of $450,000. The actual cash proceeds to the Bank of $3.8 million will represent fifty percent of the net conversion proceeds, including the ESOP of $640,000, and will be invested primarily in mortgage loans, multifamily participation loans and consumer loans and initially invested in short term investments. The Bank may also use the proceeds to expand services, expand operations or other financial service organizations, diversification into other businesses, or for any other purposes authorized by law. The Holding Company will use its proceeds to fund the ESOP and to invest in short- and intermediate-term U.S.
government and federal agency securities.

         Citizens has seen modest overall deposit growth over the past five fiscal years with deposits increasing a modest 8.5 percent from June 30, 1992, to June 30, 1996, or an average of 2.1 percent per year. Deposits increased a stronger 4.6 percent for the nine months ended March 31, 1997, or 6.2 percent, annualized. The Bank anticipates moderate growth in the future. The Bank has focused on increasing its residential real estate loan portfolio during the past five years, reducing its level of cash and investments, reducing nonperforming assets, monitoring its earnings and increasing its capital to assets ratio. Equity to assets increased from 10.40 percent of assets at June 30, 1992, to
11.91 percent at June 30, 1996, and then increased further to 12.32 percent at March 31, 1997.

         Citizens' primary lending strategy has been to originate and retain both adjustable-rate and fixed-rate residential mortgage loans with a greater share of fixed-rate mortgage loans with a higher level of residential construction loans and a larger share of consumer loans.

         Citizens' share of one- to four-family mortgage loans, excluding construction loans, has seen almost no change, increasing from 78.8 percent of gross loans at June 30, 1992, to 79.0 percent as of March 31, 1997. Construction loans increased from zero at June 30, 1992 to 2.7 percent at March 31, 1997. Non-residential real estate loans decreased from 2.7 percent of gross loans at June 30, 1992, to 2.3 percent at March 31, 1997.

Multifamily loans decreased from 6.8 percent in 1992 to 4.2 percent at March 31, 1997. The increase in construction loans was offset by the Bank's decrease in non-residential real estate loans and multifamily loans. The Bank's share of consumer loans witnessed an increase from 12.1 percent at June 30, 1992, to 14.4 percent at March 31, 1997.

         Management's internal strategy has also included continued emphasis on maintaining an adequate and appropriate allowance for loan losses relative to loans and nonperforming assets in recognition of the more stringent requirements within the industry to establish and maintain a higher level of general valuation allowances and also in recognition of the Bank's planned increase in lending. At June 30, 1994, Citizens had $49,000 in its loan loss allowance or
0.19 percent of net loans,  which increased to $172,000 and represented a higher
0.46 percent of gross net at March 31, 1997.

         Interest income from loans and investments has been the basis of earnings with the net interest margin being the key determinant of net earnings. With a dependence on net interest margin for earnings, current management will focus on maintaining the Bank's net interest margin without undertaking excessive credit risk and will not pursue any significant change in its interest rate risk position.

PERFORMANCE OVERVIEW

         Citizens' financial position over the past five fiscal years of June 30, 1992, through June 30, 1996, and for the nine months ended March 31, 1997, is highlighted through the use of selected financial data in Exhibit 5. Citizens has focused on strengthening its equity position, controlling its overhead ratio, increasing its savings and loan levels, and strengthening its net interest margin. Citizens has experienced a moderate rise in assets from 1992 to 1996 with a modest rate of increase in deposits with a greater than average increase in equity over the past five fiscal years. Due to the moderate growth, the resultant impact has been a moderate increase in the Bank's equity to assets ratio from 1992 to 1996.

         Citizens witnessed a total increase in assets of $8.4 million or 22.8 percent for the period of June 30, 1992, to March 31, 1997, representing an average annual increase in assets of 4.8 percent. For the year ended June 30, 1996, assets increased $4.5 million or a strong 11.3 percent. Of the past five fiscal periods, the Bank experienced its largest dollar rise in assets in fiscal year 1996 due primarily to a rise in deposits. This increase was greater than the $4.0 million increase in 1994 but less than the 11.8 percent increase in 1994. There was a minimal rise in assets in fiscal 1995 and a $2.3 million decrease or 6.3 percent in 1993.

         The  Bank's  net  loan   portfolio,   including   mortgage   loans  and
non-mortgage loans, increased from $23.2 million at June 30, 1992, to $37.2 million at March 31, 1997, and represented a total increase of $14.0 million, or
60.3 percent. The average annual increase during that period was 12.7 percent. That increase was the result of higher levels of loan originations of one- to four-family loans, including construction loans. For the fiscal year ended June 30, 1996, loans increased $5.1 million or 17.5 percent and another $2.8 million or 8.2 percent for the nine months ended March 31, 1997.

         Citizens has pursued obtaining funds through deposit growth in accordance with the demand for loans and has also made use of FHLB advances in the past two fiscal years. The Bank's competitive rates for savings in its local market in conjunction with its focus on services have been the sources of attracting retail deposits. Deposits actually decreased from 1992 to 1993, followed by a strong increase of 12.9 percent in fiscal year 1994, a modest decrease in 1995 and then an increase of 7.3 percent in 1996, and an increase of 4.6 percent for the nine months ended March 31, 1997, with an average annual rate of increase of 2.8 percent from June 30, 1992, to March 31, 1997. The Bank's strongest fiscal year deposit growth was in 1994, when deposits increased $3.9 million or 12.9 percent.

         Citizens has been able to increase its equity each fiscal year from 1992 through 1996 and for the nine months ended March 31, 1997, even after the one-time SAIF assessment of $211,000 before taxes. At June 30, 1992, the Bank had equity (GAAP basis) of $3.8 million representing a 10.40 percent equity to assets ratio, increasing to $5.3 million at June 30, 1996, and representing an
11.91 percent equity to assets ratio and then rising to $5.6 million at March 31, 1997, representing a higher 12.32 percent equity to assets ratio. The rise in the equity to assets ratio is the result of the Bank's stronger earnings performance in 1993 through 1996. Equity increased 45.5 percent from June 30, 1992, to March 31, 1997, representing an average annual increase of 9.6 percent.

INCOME AND EXPENSE

         Exhibit 6 presents selected operating data for Citizens, reflecting the Bank's income and expense trends. This table provides selected audited income and expense figures in dollars for the fiscal years of 1992 through 1996 and unaudited income and expense figures for the nine months ended March 31, 1996 and 1997.

         Citizens has witnessed an overall increase in its dollar level of interest income from June 30, 1992, through June 30, 1996, ranging from a high level of $3.2 million in 1996 to a low level of $2.4 million in 1994. The five year increase from 1992 to 1996 was 7.2 percent, or an average increase of 1.8 percent per year. This overall trend was a combination of decreases in 1993 and 1994 followed by strong increases in 1995 and 1996. In fiscal year 1996, interest income increased $444,000, or 16.2 percent to $3.2 million. For the nine months ended March 31, 1997, interest income was $2.6 million or $3.5 million annualized and represented a 10.8 percent increase over the nine months ended March 31, 1996. The overall increase in interest income was due primarily to the Bank's increase in loan volume.

         The Bank's interest expense experienced a declining trend from fiscal year 1992 to 1994, followed by increases in 1995 and 1996. Interest expense decreased $648,000, or 33.7 percent, from 1992 to 1994, compared to a decrease in interest income of $549,000, or 18.5 percent, for the same time period. Interest expense then increased $97,000 or 7.6 percent from 1994 to 1995, compared to an increase in interest income of $318,000 or 13.1 percent. Such increase in interest expense was more than offset by the increase in interest income and resulted in an increase in annual net interest income of $221,000 for the fiscal year ended June 30, 1995, and an increase in net interest margin. For the year ended June 30, 1996, interest expense increased $283,000 or 20.7 percent compared to an increase in interest income of a larger $444,000 or 16.2 percent and resulted in a further rise in net interest margin.

         The Bank has made provisions for loan losses in each of the past five fiscal years of 1992 through 1996 and during the nine months ended March 31, 1997. The amounts of those provisions were determined in recognition of the Bank's level of nonperforming assets, lending activity, charge-offs and repossessed assets. The loan loss provisions were $12,000 in 1992, $19,000 in 1993, $12,000 in 1994,
$32,000 in 1995, $80,000 in 1996, and $32,000 in the nine months ended March 31,
1997. The impact of these loan loss provisions has been to provide Citizens with a general valuation allowance of $172,000 at March 31, 1997, or 0.46 percent of gross loans and 83.9 percent of nonperforming assets.

         Total other income or noninterest income indicated modest levels in fiscal years 1992 to 1996, and for the nine months ended March 31, 1997. The highest level of noninterest income was in fiscal year 1996 at $246,000 or 0.56 percent of assets, and the lowest level was $134,000 in 1992, representing 0.36 percent of assets. The average noninterest income level for the past five fiscal years was $206,800 or 0.53 percent of average assets using actual noninterest income. For the nine months ended March 31, 1997, noninterest income was 0.48 percent of assets, annualized. Noninterest income consists primarily of service charges, other fees and subsidiary net income.

         The Bank's general and administrative expenses or noninterest expenses increased from $753,000 for the fiscal year of 1992 to $967,000 for the fiscal year ended June 30, 1996. The dollar increase in noninterest expenses was $214,000 from 1992 to 1996, representing an average annual increase of $42,800 or 5.0 percent. The average annual increase in other expenses was due to the Bank's normal rise in overhead expenses. On a percent of average assets basis, normal operating expenses increased from 2.06 percent of average assets for the fiscal year ended June 30, 1992, to 2.32 percent for the fiscal year ended June 30, 1996. Noninterest expenses increased to 3.00 percent for the nine months ended March 31, 1997, due to the cost of the one-time SAIF assessment of $211,000, and excluding the one-time SAIF assessment would increase to 2.42 percent of average assets, which was higher than the current industry average of
2.33 percent.

         The net earnings position of Citizens has indicated profitable performance in each of the past five fiscal years ended June 30, 1992 through 1996. The annual net income figures for the past five fiscal years of 1992, 1993, 1994, 1995 and 1996 have been $263,000, $332,000, $281,000, $406,000 and
$479,000,  representing returns on average assets of 0.72 percent, 0.94 percent,
0.77 percent, 1.07 percent, and 1.15 percent, respectively. The average return on assets for the past five fiscal years was 0.93 percent. Net income was $244,000 for the nine months ended March 31, 1997, due to the one-time SAIF assessment and representing a 0.72 percent return on average assets.

         Exhibit 7 provides the Bank's normalized earnings or core earnings for fiscal years 1994 to 1996 and for the twelve months ended March 31, 1997. The Bank's normalized earnings eliminate any nonrecurring income and expense items. There was a downward expense adjustment of $211,000 in the twelve months ended March 31, 1997, to reflect the one-time SAIF assessment and an upward income adjustment of $60,000 to reflect the loss on sale of securities. In fiscal year 1994, there was a reduction in expenses of $39,000 to reflect a $26,000 after tax accounting adjustment.

         The key performance indicators comprised of selected operating ratios, asset quality ratios and capital ratios are shown in Exhibit 8 to reflect the results of performance. The Bank's return on assets increased from 0.72 percent in fiscal year 1992 to its highest level of 1.15 percent in fiscal year 1996, and then down to 0.72 percent for the nine months ended March 31, 1997.

         The Bank's average net interest rate spread strengthened from 2.62 percent in fiscal year 1992 to 3.29 percent in fiscal year 1993, then decreased in 1994 to 3.14 percent followed by an increase in 1995 to 3.69 percent, an increase in 1996 to 3.75 percent, and then a decrease for the nine months ended March 31, 1997, to 3.71 percent. The Bank's net interest margin indicated a similar trend, increasing from 3.00 percent in fiscal year 1992 to 3.56 percent in fiscal year 1993, then decreasing to 3.38 percent in fiscal 1994, increasing to 3.92 percent in 1995, increasing to 3.99 percent for the year ended June 30, 1996 and then remaining at 3.99 percent for the nine months ended March 31, 1997. Citizens' net interest rate spread increased 67 basis points in 1993 to 3.29 percent from 2.62 percent in 1992, decreased 15 basis points in 1994 to 3.14 percent and then increased 55 basis points to 3.69 percent in 1995. Net interest rate spread then increased 6 basis points to 3.75 percent for fiscal year 1996 and decreased 4 basis points to 3.71 percent for the nine months ended March 31, 1997. The Bank's net interest margin followed a similar trend, increasing 56 basis points to 3.56 percent in 1993, decreasing 20 basis points to 3.36 percent in 1994 and then increasing 36 basis points to 3.92 percent by 1995. Net interest margin decreased 7 basis points to 3.99 percent in fiscal 1996 and then remained at 3.99 percent for the nine months ended March 31, 1997.

         The Bank's return on average equity increased from 1992 to 1993, then decreased in 1994, followed by increases in 1995 and 1996. The return on average equity increased from 7.15 percent in 1992 to 8.30 percent in fiscal year 1993, and then went down to 6.58 percent in fiscal year 1994. The return on equity then increased to 8.89 percent in fiscal year 1995, then increased to 9.52 percent in fiscal year 1996 and decreased to 6.05 percent for the nine months ended March 31, 1997.

         The Bank's ratio of noninterest expenses to average assets increased significantly from 1992 to 1993 and then increased modestly in 1994 and 1995 before decreasing in fiscal year 1996. For the nine months ended March 31, 1997, the ratio increased to 3.00 percent due to the one-time SAIF assessment and increased to 2.42 percent excluding the one-time SAIF assessment. Another key noninterest expense ratio reflecting efficiency of operation is the ratio of noninterest expenses to net interest income and noninterest income referred to as the "efficiency ratio." The industry norm is 64.0 percent. The Bank had an efficiency ratio of 54.3 percent in 1996, reflective of higher income with a lower ratio reflective of higher efficiency. The Bank's ratio of interest-earning assets to interest-bearing liabilities decreased from 106.84 percent in 1992 to 105.61 percent in 1996 and then increased to 106.23 percent at March 31, 1997.

         Earnings performance can be affected by an institution's asset quality position. The ratio of nonperforming assets to total assets is a key indicator of asset quality. Citizens has indicated moderate nonperforming asset ratios from 1992 to 1996. Nonperforming assets consist of loans delinquent 90 days or more, nonaccruing loans and repossessed assets. The ratio of nonperforming assets to total assets was 1.27 percent at June 30, 1992, and decreased to 0.35 percent by June 30, 1995. The ratio then increased to 0.50 percent in 1996, and to 0.45 percent at March 31, 1997. The Bank's allowance for loan losses was
20.76 percent of nonperforming loans at June 30, 1994, and was a higher 83.9 percent at March 31, 1997. As a percentage of gross loans, Citizens' allowance for loan losses increased from 0.12 percent in 1992, to 0.46 percent at March 31, 1997.

         Exhibit 9 provides the changes in net interest income due to rate and volume changes for the past two fiscal years of 1995 and 1996 and for the nine months ended March 31, 1997. In fiscal year 1995, net interest income increased $221,000, due to an increase in interest income of $318,000 partially offset by a $97,000 increase in interest expense. The increase in interest income was due to an increase due to a change in volume of $187,000 accented by an increase due to change in rate of $131,000. The increase in interest expense was due to an increase due to rate of $42,000 accented by an increase due to a change in volume of $55,000.

         In fiscal year 1996, net interest income increased $162,000, due to a $444,000 increase in interest income partially offset by a $282,000 increase in interest expense. The increase in interest income was due to a $314,000 increase due to volume accented by a $130,000 increase due to rate. The increase in interest expense was due to a $166,000 increase due to volume accented by a $116,000 increase due to rate.

         For the nine months ended March 31, 1997, net interest income increased $124,000 due to a $255,000 increase in interest income partially offset by a $131,000 increase in interest expense. The increase in interest income was due to a $295,000 increase due to volume reduced by a $40,000 decrease due to rate. The increase in interest expense was due to a $139,000 increase due to volume reduced by an $8,000 decrease due to rate.

YIELDS AND COSTS

         The overview of yield and cost trends for the fiscal years ended June 30, 1994 to 1996, the nine months ended March 31, 1996 and 1997, and at March 31, 1997, can be seen in Exhibit 10, which offers a summary of key yields on interest-earning assets and costs of interest-bearing liabilities.

         Citizens' weighted average yield on its loan portfolio increased 44 basis points from fiscal year 1994 to 1996, from 8.33 percent to 8.77 percent, then decreased to 8.73 percent for the nine months ended March 31, 1997, and to
8.61 percent at March 31, 1997. The yield on investment securities increased 146 basis points from 4.35 percent in 1994 to 5.81 percent in 1996. The yield then increased to 6.31 percent for the nine months ended March 31, 1997, and to 6.39 percent at March 31, 1997. Other interest-bearing deposits indicated an increase in their yield of 206 basis points from 3.79 percent in 1994 to 5.85 percent in 1996, then decreased to 5.02 percent for the nine months ended March 31, 1997, and then up to 5.97 percent at March 31, 1997. The yield on FHLB stock increased 208 basis from 5.83 percent in 1994 to 7.91 percent in 1996, then decreased to
7.84 percent for the nine months ended March 31, 1997 and was a similar 7.85 percent at March 31, 1997. The combined weighted average yield on all interest-earning assets increased 116 basis points to 8.29 percent from June 30, 1994 to June 30, 1996, and then increased to 8.30 percent for the nine months ended March 31, 1997, and to 8.35 percent at March 31, 1997.

         Citizens' weighted average cost of interest-bearing liabilities increased 16 basis points to 4.15 percent from fiscal year 1994 to 1995, which was less than the Bank's 71 basis point increase in yield, resulting in the increase in the Bank's interest rate spread of 55 basis points from 3.14 percent to 3.69 percent from 1994 to 1995. The Bank's average cost of interest-bearing liabilities then increased from 1995 to 1996 by 39 basis points to 4.54 percent compared to a 45 basis point increase in yield on interest-earning assets. The result was an increase in the Bank's interest rate spread of 6 basis points to
3.75 percent for fiscal year 1996. For the nine months ended March 31, 1997, the Bank's cost of interest-bearing liabilities increased another 5 basis points compared to a one basis point increase in yield resulting in a 4 basis point decrease in interest rate spread to 3.71 percent. The cost of funds remained at 4.59 percent at March 31, 1997, compared to 5 basis points increase in yield to 8.35 percent. As a result, the net interest rate spread increased 5 basis points to 3.76 percent at March 31, 1997. The Bank's net interest margin increased from 3.38 percent in fiscal year 1994 to 3.92 percent in fiscal year 1995, to 3.99 percent for the year ended June 30, 1996, and remained at 3.99 percent for the nine months ended March 31, 1997.

INTEREST RATE SENSITIVITY

         Citizens has controlled its interest rate sensitivity position due to its strong level of originations of adjustable-rate mortgage loans. Due to its higher share of adjustable-rate mortgage loans, the Bank has maintained a lower level of liquid assets and has no mortgage-backed securities. Citizens is aware of the thrift industry's historically higher interest rate risk exposure in the past, which caused a negative impact on earnings and market value of portfolio equity as a result of significant fluctuations in interest rates, specifically rising rates. Such exposure was due to the disparate rate of maturity and/or repricing of assets relative to liabilities commonly referred to as an institution's "gap". The larger an institution's gap, the greater the risk (interest rate risk) of earnings loss due to a decrease in net interest margin and a decrease in market value of equity or portfolio loss. In response to the potential impact of interest rate volatility and negative earnings impact, many institutions have taken steps in the 1990s to minimize their gap position. This frequently results in a decline in the institution's net interest margin and overall earnings performance.

         The Bank measures its interest rate risk through the use of its net portfolio value ("NPV") of the expected cash flows from interest-earning assets and interest-bearing liabilities and any off-balance sheet contracts. The NPV for the Bank is calculated on a quarterly basis by OTS as well as the change in the NPV for the Bank under rising and falling interest rates. Such changes in NPV under changing rates is reflective of the Bank's interest rate risk exposure.

         There are other factors which have a measurable influence on interest rate sensitivity. Such key factors to consider when analyzing interest rate sensitivity include the loan payoff schedule, accelerated principal payments, deposit maturities, interest rate caps on adjustable-rate mortgage loans, and deposit withdrawals.

         Exhibit 11 provides the Bank's NPV as of March 31, 1997, and the change in the Bank's NPV under rising and declining interest rates. Such calculations are provided by OTS, and the focus of this exposure table is a 200 basis point change in interest rates either up or down.

         The Bank's change in its NPV at March 31, 1997, based on a rise in interest rates of 200 basis points was a 16.0 percent decrease, representing a dollar decrease in equity value of $1,099,000. In contrast, based on a decline in interest rates of 200 basis points, the Bank's NPV was estimated to increase
5.0 percent or $375,000 at March 31, 1997. The Bank's exposure at March 31, 1997, increased to a 34.0 percent decrease under a 400 basis point rise in rates, and the NPV is estimated to increase 5.0 percent based on a 400 basis point decrease in rates.

         The Bank is aware of its moderately negative interest rate risk exposure under rapidly rising rates and moderately negative exposure under falling rates. Due to Citizens' recognition of the need to control its interest rate exposure, the Bank has been relatively active in the origination and purchase of adjustable-rate loans.

LENDING ACTIVITIES

         Citizens has focused its lending activity on the origination of conventional mortgage loans secured by one- to four-family dwellings. Exhibit 12 provides a summary of Citizens' loan portfolio, by loan type, at June 30, 1992 through 1996 and at March 31, 1997.

         Residential loans secured by one- to four-family dwellings excluding residential construction loans was the primary loan type representing a strong
79.0 percent of the Bank's net loans as of March 31, 1997. This share has seen a minimal increase from 78.8 percent at June 30, 1992. The second largest real estate loan type as of March 31, 1997, was multifamily loans which comprised 4.2 percent of net loans compared to a larger 6.8 percent as of June 30, 1992. The third key real estate loan type was construction loans, which represented 2.7 percent of net loans as of March 31, 1997, compared to a smaller zero at June 30, 1992. Non-residential loans were the fourth largest real estate loan type at March 31, 1997, with 2.3 percent of net loans compared to a larger 2.6 percent in 1992 and making it the third largest real estate loan category in 1992. Basically all of the Bank's construction loans are single-family residential loans. These four real estate loan categories represented 85.6 percent of net loans at March 31, 1997, compared to a larger 87.9 percent of net loans at June 30, 1992.

         Consumer loans were the other group of loans at March 31, 1997, and represented 14.4 percent of net loans compared to 12.1 percent at June 30, 1992. Consumer loans were the second largest overall loan type at March 31, 1997, and also the second largest loan type in 1992. The Bank originates savings account loans, automobile loans, home improvement loans, home equity loans and other secured and unsecured personal loans, both installment and single pay type loans. The overall mix of loans has witnessed minimal change from fiscal year-end 1992 to March 31, 1997, with the Bank having decreased its share of non-residential and multifamily loans to offset its increase in consumer and construction loans.

         The emphasis of Citizens' lending activity is the origination of conventional mortgage loans secured by one- to four-family residences. Such residences are located in Citizens' primary market area of Clinton County. The Bank also originates interim construction loans on single-family residences primarily to individual owners and to developers and residential land loans. At March 31, 1997, 79.0 percent of Citizens' net loans consisted of loans secured by one- to four-family residential properties, excluding construction loans. Construction loans represented another 2.7 percent of net loans.

         The Bank originates one-year adjustable-rate mortgage loans, ("ARMs"). The interest rates on ARMs are indexed to the weekly average yield on the one-year U.S. Treasury Securities adjusted to a constant maturity. ARMs have a maximum rate adjustment of 1.0 percent at each adjustment period and a 6.0 percent maximum adjustment over the life of the loan with payments based on up to a 25 year amortization period. The Bank's ARMs are not convertible into fixed-rate loans and do not have prepayment penalties. ARM loans may have initial interest rates that are discounted.

         The majority of ARMs have terms of up to 25 years, and fixed rate loans have normal terms of up to 20 years with a maximum amortization period of 30 years. The Bank normally retains all of its fixed rate loans. Currently, the majority of Citizens' mortgage loans are fixed-rate loans, which represented
64.6 percent of net loans at June 30, 1996, with ARMs representing 35.4 percent of net loans. Most of Citizens' consumer loans were ARMs, representing 59.1 percent of net loans at June 30, 1996. At March 31, 1997, a higher 69.3 percent of mortgage loans were fixed-rate and 50.7 percent were ARMs.

         The original loan to value ratio for conventional mortgage loans to purchase or refinance one-to four-family dwellings generally does not exceed 80 percent at Citizens, even though the Bank will grant loans with up to a 95 percent loan-to-value ratio, with private mortgage insurance required for loans in excess of 80 percent loan-to-value ratio.

         Citizens has also been an originator of nonresidential loans, and has originated and purchased participations in multifamily loans. The Bank will continue to make nonresidential and originate and purchase participations in multifamily loans. The Bank had a total of $846,000 in nonresidential real estate loans at March 31, 1997, or 2.3 percent of net loans, compared to $613,000 or 2.7 percent of net loans at June 30, 1992. Nonresidential real estate loans are normally one-year adjustable rate loans indexed to the one-year U.S. Treasury securities yield adjusted to a constant maturity with a maximum term of 20 years and a maximum loan-to-value ratio of 75.0 percent. The major portion of nonresidential real estate loans are secured by office buildings, churches and other commercial properties. Multifamily loans have decreased slightly from $1,579,000 at June 30, 1992, to $1,563,000 at March 31, 1997, and
their share of loans has decreased from 6.8 percent to 4.2 percent over the same time period.

         Citizens has been relatively active in consumer lending in the past and its dollar level of consumer loans has increased from $2.8 million in 1992 to $5.3 million at March 31, 1997. Consumer loans originated consist primarily of automobile loans, savings account loans, home improvement loans, home equity loans and personal loans, which represented a combined total of 14.4 percent of net loans at March 31, 1997, up from 12.1 percent in 1992.

         Exhibit 13 provides a breakdown and summary of Citizens' loans by maturity and also shows the Bank's mix of loans between adjustable-rate and fixed-rate, indicating a predominance of fixed-rate loans. At June 30, 1996,
64.6 percent of the Bank's total loans were fixed-rate and 35.4 percent were adjustable-rate. With most loans being fixed-rate, it is evident that a relatively small 4.5 percent of one- to four-family residential mortgage loans and 13.5 percent of total loans reprice in five years or less.

         As indicated in Exhibit 14, Citizens experienced strong increases in its one-to four-family loan, construction loan and single pay consumer loan categories from fiscal year 1994 to 1996. Total loan originations in fiscal year 1996 were $15.4 million compared to $11.1 million in fiscal year 1994, with fiscal year 1995 indicating $11.4 million, reflective of a reduction in one-to four-family loan originations and a rise in consumer loans. The increase in one-to four-family residential loan originations from 1994 to 1996, including construction loans, constituted a $3.1 million increase with total loan originations increasing $4.4 million due to the increase in one- to four-family loans, construction loans and selected consumer loans. Loan originations for the purchase of one- to four-family residences, including construction loans, represented 65.2 percent of total loan originations in fiscal year 1994, compared to a smaller 53.4 percent in fiscal year 1995 and 67.1 percent in fiscal year 1996. Overall, loan originations exceeded principal repayments and other reductions in fiscal 1994 by $2.7 million, exceeded reductions in fiscal year 1995 by $3.1 million, and exceeded reductions in fiscal 1996 by $5.1 million. For the nine months ended March 31, 1997, loan originations totaled $13.0 million or $17.3 million annualized. One- to four-family loans, including construction loans, represented a larger 68.7 percent of total loan originations with construction loans having increased their share to 12.0 percent from 10.4 percent in 1996. Loan originations continued to exceed principal repayments by $2.8 million for the nine months ended March 31, 1997.

NONPERFORMING ASSETS

         Citizens understands asset quality risk and the direct relationship of such risk to delinquent loans and nonperforming assets including real estate owned. The quality of assets has been a key concern to financial institutions throughout many regions of the country. A number of financial institutions have been confronted with rapid increases in their levels of nonperforming assets and have been forced to recognize significant losses and set aside major valuation allowances. A sharp increase in nonperforming assets has historically been related to specific regions of the country and has frequently been associated with higher risk loans, including nonresidential real estate loans. Citizens has witnessed some volatility in its nonperforming assets and has made a concerted effort to reduce its historically higher level of nonperforming assets over the past five years.

         Exhibit 15 provides a summary of Citizens' delinquent loans at March 31, 1997, and at June 30, 1994 to 1996, indicating a moderate level of delinquent loans. Loans delinquent 90 days or more totaled $165,000 at March 31, 1997, and represented 0.43 percent of gross loans at March 31, 1997, with delinquent loans of 60-89 days totaling $253,000 or 0.66 percent of gross loans for a combined total of $418,000 or 1.10 percent of gross loans. A significant
95.5 percent of delinquent loans are secured by one- to four-family dwellings. At June 30, 1994, delinquent loans were a higher 1.54 percent of total loans.

         Citizens reviews each loan when it becomes delinquent 60 days or more, to assess its collectibility and to initiate direct contact with the borrower. The Bank sends the borrower a late payment notice when the loan becomes delinquent 15 days or more. The Bank then initiates both written and oral communication with the borrower if the loan remains delinquent 30 days or more. When the loan becomes delinquent at least 90 days, the Bank will proceed to structure a workout plan or refer the loan to their attorney to pursue foreclosure proceedings. The Bank does not normally accrue interest on loans past due 90 days or more. Most loans delinquent 90 days or more are placed on a non-accrual status, and at that point in time, the Bank may contact an attorney to pursue foreclosure procedures. The decision to foreclose is made by the board of directors. Citizens had no real estate owned as of March 31, 1997.

         Exhibit 16 provides a summary of Citizens' nonperforming assets at June 30, 1994 through 1996 and at March 31, 1997. Nonperforming assets consist of non-accrual loans, loans delinquent 90 days or more, troubled debt restructurings and repossessed assets. The Bank has historically carried a lower than average level of nonperforming assets when compared to its peer group and the thrift industry in general. Citizens' level of nonperforming assets ranged from a high of $236,000 or 0.61 percent of total assets at June 30, 1994, to a low of $140,000 or 0.35 percent of assets at June 30, 1995. At March 31, 1997, the Bank had nonperforming assets totaling $205,000 or 0.45 percent of assets.

         Citizens' level of nonperforming assets is higher than its level of classified assets. The Bank's level of classified assets was $119,000 or 0.26 percent of assets at March 31, 1997 (reference Exhibit 17). The Bank's classified assets consisted of $119,000 in substandard assets with no assets classified as doubtful or loss.

         Exhibit 18 shows Citizens' allowance for loan losses for fiscal years 1994 through 1996, and for the nine months ended March 31, 1996 and 1997, indicating the activity and the resultant balances. Citizens has witnessed a moderate increase in its balance of allowance for loan losses from $49,000 in 1994 to $172,000 at March 31, 1997, with provisions of $12,000 in 1994, $32,000 in 1995, $80,000 in 1996 and $32,000 in the nine months ended March 31, 1997. The Bank had net charge-offs of $1,000 in 1994 and $35,000 in 1995 and net recoveries of $12,000 in 1996 and $2,000 in the nine months ended March 31, 1997. The Bank's ratio of allowance for loan losses to gross loans increased from 0.19 percent at June 30, 1994 to 0.46 percent at March 31, 1997. Allowance for loan losses to nonperforming assets were 83.9 percent at March 31, 1997.

INVESTMENTS

         The investment and securities portfolio of Citizens has been comprised of equity securities and FHLB stock. Exhibit 19 provides a summary of Citizens' investment portfolio at June 30, 1994 through 1996 and at March 31, 1997. Investments were $491,000 at March 31, 1997, compared to $3.4 million at June 30, 1996, and $3.0 million at June 30, 1994. The primary component of investments at March 31, 1997 was FHLB stock, representing 67.6 percent, followed by equity securities representing 32.4 percent, for a combined total of
100.0 percent. The securities portfolio had a weighted average yield of 7.38 percent. The Bank also had interest-bearing deposits of $3.9 million with a yield of 5.97 percent at March 31, 1997.

DEPOSIT ACTIVITIES

         The change in the mix of deposits from June 30, 1994, to March 31, 1997 is provided in Exhibit 20. There has been a modest change in both total deposits and in the deposit mix during this period. Certificates of deposit, including IRA accounts, witnessed an increase in their share of deposits, rising from 55.8 percent of deposits at June 30, 1994, to 61.2 percent of deposits at June 30, 1996, and then to 62.6 percent at March 31, 1997. The major component of certificates had rates between 5.0 percent and 5.99 percent and represented 66.5 percent of certificates at March 31, 1997. At June 30, 1994, the major component of certificates was the 4.00 percent to 4.99 percent category with a 33.5 percent share of certificates. Passbook savings accounts decreased in dollar amount from $8.2 million to $6.7 million, and their share of deposits decreased from 24.0 percent to 17.9 percent from June 30, 1994, to March 31, 1997, respectively. NOW and demand accounts indicated an increase in their share of deposits from 10.9 percent at June 30, 1994, to 11.1 percent at March 31, 1997. Money market accounts had a decrease in their share from 9.3 percent at June 30, 1994, to 8.4 percent at March 31, 1997.

         Exhibit 21 shows the Bank's deposit activity for the three years ended June 30, 1994 to 1996 and the nine months ended March 31, 1997. Including interest credited, Citizens experienced net increases in deposits in fiscal years 1994 and 1996 and in the nine months ended March 31, 1997, and a decrease in fiscal 1995. In fiscal year 1994, there was a net increase in deposits of $3.9 million or 12.9 percent, followed by a $862,000 decrease or 2.5 percent in 1995. In fiscal year 1996, an increase in deposits of $2.4 million resulted in a
7.3 percent increase in deposits followed by a $1.7 million increase or 4.6 percent for the nine months ended March 31, 1997.

BORROWINGS

         Citizens has relied on retail deposits as its primary source of funds but has also made use of FHLB advances during the past two fiscal years ended June 30, 1996, and in the nine months ended March 31, 1997. Exhibit 22 shows the Bank's FHLB advances activity during the past three fiscal years and in the nine months ended March 31, 1996 and 1997. The Bank's balance of FHLB advances was zero at June 30, 1994, and increased to $3.0 million June 30, 1996, and then decreased to $2.0 million at March 31, 1997. The cost of these advances was 5.87 percent at March 31, 1997.

SUBSIDIARIES

         Citizens has one wholly-owned subsidiary, Citizens Loan and Service Corp. ("CLSC"), which is engaged in the purchase and development of tracts of land for single-family dwellings. CLSC is currently developing a 59 acre parcel and owns another 105 acre parcel for future development over the next ten years. Citizens had an investment of $465,000 in CLSC and loans outstanding to CLSC of $570,000. CLSC had a profit of $24,000 for the fiscal year ended June 30, 1996.

OFFICE PROPERTIES

         Citizens has one office, its home office, located in downtown Frankfort. Citizens owns its home office, which provides off-street parking and a stand-alone drive-in window facility. The Bank's investment in its office premises, including furniture, fixtures and equipment, totaled $589,000 or 1.30 percent of assets at March 31, 1997.

MANAGEMENT

         The president, chief executive officer, and managing officer of Citizens is Fred W. Carter Mr. Carter joined the Bank in 1966 and has held numerous positions over the past thirty-one years. Mr. Carter became a director in 1960, serving until 1966 and then stepped down from the board until 1971, when he once again was placed on the board, serving until present. He became president and chief executive officer in 1972 (reference Exhibit 23).

II.      DESCRIPTION OF PRIMARY MARKET AREA

         Citizens' primary market area encompasses the city of Frankfort and those outer communities surrounding its office, including Colfax, Kirklin, Michigantown, Mulberry and Rossville, and all of Clinton County, Indiana ("the market area"). The Bank's home office is located in Frankfort, Indiana.

         The market area is characterized by slightly lower than average levels of household income, lower housing values and a lower unemployment level. The market area's strongest employment categories are manufacturing, services and wholesale/retail trade with a lower level of residents employed in the transportation and utilities category. Leading industries for the market area include food processing and manufacturing, automotive parts and accessories, specialized electronic components, plumbing supplies and printing inks. The market area is also characterized by a strong agricultural industry with 800 farms totaling 247,000 acres producing respectably high yields. Three major railroads also service the market area and specifically Frankfort, the largest being Norfolk Southern.

         Exhibit 24 provides a summary of key demographic data and trends for the market area, Indiana and the United States for the periods of 1990, 1996, and 2001. The market area showed a higher increase in population than Indiana but lower than the United States from 1990 to 1996. Overall, the period of 1990 to 1996 was characterized by a moderate increase of 6.1 percent in the market area population, which increased from 30,974 to 32,862 residents, compared to an increase in population of 5.6 percent in Indiana and a rise in the national population level by 6.7 percent. During the period of 1996 through 2001, population is projected to continue to rise in the market area by a smaller 4.6 percent, increasing to 34,372 residents, while population is expected to increase in Indiana by 4.3 percent, and in the United States by 5.1 percent.

         In conformance with its rising trend in population, the market area witnessed moderate increases in households of 6.5 percent and a projected 4.8 percent, from 1990 to 1996 and from 1996 to 2001, respectively. These increases are slightly larger than Indiana's increases in households of 6.0 percent and
4.4 for the same two time periods. The United States continued to have moderate increases, growing by 6.8 percent from 1990 to 1996, and a projected 5.1 percent from 1996 to 2001. From 1990 to 1996, the market area increased its households from 11,450 to 12,198. By the year 2001, the market area is projected to have 12,784 households.

         The market area had somewhat lower per capita income levels than both Indiana and the United States in 1990 and in 1996. In 1990, the market area had an average per capita income of $11,849. Indiana had a higher per capita income of $13,149, and the United States also had a higher per capita income of $12,313. From 1990 to 1996, the market area's increase in per capita income, was greater than the increase in Indiana, but smaller than the average increase in the United States. The market area increased its per capita income level by 22.7 percent to $14,535 in 1996, Indiana increased its per capita income by 16.2 percent to $15,275, while the United States had an increase in its per capita income of 35.9 percent to $16,738.

         Median household income figures for the market area were slightly lower than Indiana and the United States, but by 1996 had increased to a level similar to the median household income in Indiana and are projected to surpass Indiana's household income by the year 2001. In 1990, the average median household income for the market area was $26,148. The median household income levels for Indiana and the United States were $28,797 and $28,525, respectively. From 1990 to 1996, the market area's median household income increased by 23.5 percent to $32,305. Indiana's median household income level grew by a smaller 14.0 percent to $32,816 and the United States had an increase in its median household income level by a larger 21.1 percent to $34,530. By the year 2001, Indiana and the United States are projected to witness declines in their median household income levels to $30,900 and $33,189, respectively, with the market area increasing slightly to $32,773, an increase of 1.4 percent.

         Exhibit 25 provides a summary of key housing data for the market area, Indiana, and the United States. Citizens' market area had a 72.0 percent rate of owner-occupancy, slightly higher than the 70.2 percent owner-occupancy rate for Indiana and noticeably higher than the 64.2 percent for the United States in 1990. As a result, the market area supported a lower rate of renter-occupied housing 28.0 percent compared to 29.8 percent for Indiana and a higher 35.8 percent for the United States.

         The market area's median housing value of $40,700 in 1990 was considerably lower than both Indiana and the United States. Indiana's median housing value of $53,500 is 31.4 percent higher than the market area's median housing value. The United States' $79,098 median housing value is 94.3 percent greater than that of the market area. The average median rent of the market area is surpassed by the median rent of Indiana and the United States. The market area had a median rent of $326, which was lower than Indiana's and the United States' median rents of $374.

         The major business source of employment by industry group, based on number of employees for the market area was the manufacturing industry responsible for 31.1 percent of jobs in 1990 which was higher than Indiana at
25.1 percent and also higher than the United  States at 19.2 percent  (reference
Exhibit 26), even though the outlying area is dominated by agriculture. The major employer in Indiana and the United States was the services industry responsible for a 32.7 percent and a 34.0 percent share of total employment in 1990, respectively. The services industry was the second major employer in the market area at 27.5 percent. The wholesale/retail trade was the third major employer in the market area at 18.5 percent, compared to a higher 21.4 percent in Indiana and 27.5 percent in the United States. The construction group, finance, insurance and real estate group, transportation/utilities group, and the agriculture/mining group combined to 22.9 percent of employment in the market area, with agriculture/mining and construction both contributing a strong 7.1 percent. The combined figure is compared to 16.2 percent of employment in Indiana, and 19.3 percent in the United States for the same groups.

         The strong presence of the manufacturing industry in Clinton County is partially related to Frito-Lay plant, which employs over 1,200 persons. Federal Mogul and Mallory Controls also have large levels of employment. The following list provides some of the leading employers in the market area.

Employer                     Product/Service                 Number of Employees
Frito-Lay                    Snack food production                  1,230
Federal Mogul                Oil seal production                      700
Mallory Controls             Precision electronic controls            670
Exide                        Battery production                       455
Government (city/county)     Officials/Maintenance                    378
Frankfort School System      Education                                365
Zachary Confection           Candy specialties                        331
Wesley Manor                 Retirement community                     211
Crellin                      Injection molded plastics                200

         The unemployment rate is another key economic indicator. Exhibit 27 shows the average unemployment rates in the market area, Indiana, and the United States in 1994, 1995 and 1996. The market area has historically been characterized by a lower unemployment rate than Indiana and the United States. The market area had consistent decreases in its unemployment rate from 3.8 percent in 1994 to 3.7 percent in 1995. Indiana had a decrease in its unemployment rate from 4.9 percent to 4.7 percent and the United States' unemployment rate decreased from 6.1 percent to 5.6 percent in that same time period. In 1996, the unemployment rate decreased further in the market area, Indiana and the United States. The market area had the lowest unemployment at
3.3 percent, compared to the Indiana at 4.1 percent and the United States at 5.0 percent.

         Exhibit 28 provides deposit data for banks, thrifts and credit unions in Clinton County. Citizens' deposit base in Clinton County was $35.6 million at June 30, 1996, or 49.4 percent of the $72.0 million total thrift deposits but a much smaller 9.8 percent share of total deposits which totaled $362.0 million. The market area is clearly dominated by the banking industry. Total deposits were $362.1 million with 78.9 percent in bank deposits, compared to a much lower $72.0 million or 19.9 percent of deposits for thrifts, and $4.5 million or 1.2 percent in deposits held by credit unions. It is evident from the size of both thrift deposits and bank deposits that Clinton County has a moderate deposit base with the Bank having a strong level of market penetration of all thrift deposits, but a moderate level of market penetration for total deposits.

         Exhibit 29 provides interest rate data for each quarter for the years 1993 through 1996, and for the first quarter of 1997. The interest rates tracked are the Prime Rate, as well as 90-Day and One-Year Treasury Bills and the Thirty-Year Treasury Bond. In 1993 rates experienced slight volatility until the last two quarters, which indicated the beginning of a rising trend. This rising trend continued throughout all of 1994 and into the first quarter of 1995 with prime at 9.00 percent. However, throughout the rest of 1995, interest rates saw dramatic decreases, as the prime rate fell to its 1994 year end level of 8.50 percent. Such decrease in the prime rate continued through the first quarter of 1996 as it fell to 8.25 percent and then remained at 8.25 percent through the end of 1996. Rates on 90-day T-bills, decreased in 1996 as did long term treasury bonds with one-year Treasury Bills increasing modestly in 1996. Near the end of the first quarter of 1997, the prime rate rose to 8.50 percent, while 90-day rates decreased to 4.95 percent. One-Year T-bill rates increased to 5.95 percent and Thirty-Year Bond yields also increased to 7.06 percent.

SUMMARY

         To summarize, Citizens' market area represents an area with a growing population and moderate upward change in the number of households during the mid-1990s. The market area has evidenced lower historical per capita income and median household income compared to Indiana, but the market's median household income level is projected to surpass that of Indiana by 2001. The market area has a much lower median housing value and median rent than Indiana and the United States. Further, the market area has a moderately competitive financial institution market dominated by banks with a total deposit base of approximately $362.1 million for all of Clinton County.

III.  COMPARABLE GROUP SELECTION

Introduction

         The selection of an appropriate group of publicly-traded thrift institutions, hereinafter referred to as the "comparable group" is integral to the valuation of the Corporation. This section identifies the comparable group and describes each parameter used in the selection of each institution in the group, resulting in a comparable group based on such specific and detailed parameters, current financials and recent trading prices. The various characteristics of the selected comparable group provide the primary basis for making the necessary adjustments to the Corporation's pro forma value relative to the comparable group. There is also a recognition and consideration of financial comparisons with all publicly-traded, SAIF-insured thrifts in the United States and all publicly-traded, SAIF-insured thrifts in the Midwest and Indiana.

         Exhibits 30 and 31 present Thrift Stock Prices and Pricing Ratios and Key Financial Data and Ratios, respectively, both individually and in aggregate, for the universe of 332 publicly-traded, SAIF-insured thrifts in the United States ("all thrifts"), excluding mutual holding companies, used in the selection of the comparable group and other financial comparisons. Exhibits 30 and 31 also subclassify all thrifts by region, including the 155 publicly-traded Midwest thrifts ("Midwest thrifts") and the 23 publicly-traded thrifts in Indiana ("Indiana thrifts"), and by trading exchange. Exhibit 32 presents prices, pricing ratios and price trends for the 38 SAIF-insured thrifts completing their conversions between July 1, 1996, and May 22, 1997.

         The selection of the comparable group was based on the establishment of both general and specific parameters using balance sheet, operating and asset quality characteristics of Citizens as determinants for defining those parameters. The determination of parameters was also based on the uniqueness of each parameter as a normal indicator of a thrift institution's operating philosophy and perspective. The parameters established and defined are considered to be both reasonable and reflective of Citizens' basic operation. Inasmuch as the comparable group must consist of at least ten institutions, the parameters relating to asset size and geographic location have been expanded as necessary in order to fulfill this requirement.


GENERAL PARAMETERS

Merger/Acquisition

         The comparable group will not include any institution that is in the process of a merger or acquisition due to the price impact of such a pending transaction. The thrift institutions that were potential comparable group candidates but were not considered due to their involvement in a merger/acquisition or a potential merger/acquisition include the following:

                    Institution                         State
         CB Bancorp, Inc.                               Indiana
         Gateway Bancorp, Inc.                          Kentucky
         SJS Bancorp                                    Michigan
         Suburban Bancorporation, Inc.                  Ohio
         FCB Financial Corporation                      Wisconsin

         No thrift institution in Citizens' market area is currently involved in merger/acquisition activity or has been recently so involved, as indicated in
Exhibit 33.

Mutual Holding Companies

         The comparable group will not include any mutual holding companies. Mutual holding companies typically demonstrate higher price to book valuation ratios that are the result of their minority ownership structure that are inconsistent with those of conventional, publicly-traded institutions. Exhibit 34 presents pricing ratios and Exhibit 35 presents key financial data and ratios for the 21 publicly-traded, SAIF-insured mutual holding companies in the United States. The following thrift institutions were potential comparable group candidates, but were not considered due to their mutual holding company form:

                    Institution                              State
         Jacksonville Savings Bank, MHC                      Illinois
         Webster City Federal Savings Bank, MHC              Iowa
         Guaranty Federal SB, MHC                            Missouri
         Pulaski Bank, Savings Bank, MHC                     Missouri
         Wayne Savings & Loan Co., MHC                       Ohio


Trading Exchange

         It is necessary that each institution in the comparable group be listed on one of the three major stock exchanges, the New York Stock Exchange, the American Stock Exchange, or the over-the-counter ("OTC") and listed on the
National Association of Securities Dealers Automated Quotation System ("NASDAQ"). Such a listing indicates that an institution's stock has demonstrated trading activity and is responsive to normal market conditions, which are requirements for listing. Of the 353 publicly-traded, SAIF-insured institutions, including 21 mutual holding companies, 14 are traded on the New York Stock Exchange, 18 are traded on the American Stock Exchange and 321 are listed on NASDAQ.

IPO Date

         Another general parameter for the selection of the comparable group is the initial public offering ("IPO") date, which must be at least four quarterly periods prior to the trading date of May 22, 1997, used in this report, in order to insure at least four consecutive quarters of reported data as a publicly-traded institution. The resulting parameter is a required IPO date prior to December 31, 1995.


Geographic Location

         The geographic location of an institution is a key parameter due to the impact of various economic and thrift industry conditions on the performance and trading prices of thrift institution stocks. Although geographic location and asset size are the two parameters that have been developed incrementally to fulfill the comparable group requirements, the geographic location parameter has definitely eliminated regions of the United States distant to Citizens, including the western and southwestern states, the southeastern states and the New England states.

         The geographic location parameter consists of Indiana, its surrounding states of Illinois, Kentucky, Michigan, and Ohio, as well as the states of Iowa, Missouri and Wisconsin, for a total of eight states. To extend the geographic parameter beyond those states could result in the selection of similar thrift institutions with regard to financial conditions and operating characteristics, but with different pricing ratios due to their geographic regions. The result could then be an unrepresentative comparable group with regard to price relative to the parameters and, therefore, an inaccurate value.

Asset Size

         Asset size was another key parameter used in the selection of the comparable group. The range of total assets for any potential comparable group institution was $250 million or less, due to the greater similarity of asset mix and operating strategies of institutions in this asset range compared to Citizens, with assets of approximately $45 million. Such an asset size parameter was necessary to obtain a comparable group of at least ten institutions.

         In  connection  with  asset  size,  we did not  consider  the number of offices or branches in selecting or eliminating candidates since this characteristic is directly related to operating expenses, which are recognized as an operating performance parameter.


SUMMARY

         Exhibits 36 and 37 show the 34 institutions considered as comparable group candidates after applying the general parameters, with the shaded lines denoting the institutions ultimately selected for the comparable group using the balance sheet, performance and asset quality parameters established in this section.

BALANCE SHEET PARAMETERS

Introduction

         The balance sheet parameters focused on seven balance sheet ratios as determinants for selecting a comparable group, as presented in Exhibit 36. The balance sheet ratios consist of the following:

              1.       Cash and Investments/Assets
              2.       Mortgage-Backed Securities/Assets
              3.       One- to Four-Family Loans/Assets
              4.       Total Net Loans/Assets
              5.       Total Net Loans and Mortgage-Backed Securities/Assets
              6.       Borrowed Funds/Assets
              7.       Equity/Assets

         The parameters enable the identification and elimination of thrift institutions that are distinctly and functionally different from Citizens with regard to asset and liability mix. The balance sheet parameters also distinguish institutions with a significantly different capital position from Citizens. The ratio of deposits to assets was not used as a parameter as it is directly related to and affected by an institution's equity and borrowed funds ratios, which are separate parameters.


Cash and Investments to Assets

         Citizens' level of cash, interest-bearing deposits and investments to assets was 9.8 percent at March 31, 1997, and reflects the Bank's lower level of cash and investments than national and regional averages. The Bank's investments consist primarily of time deposits and interest-bearing deposits in banks and equity securities. During its last five fiscal years, Citizens' ratio of cash and investments to assets has ranges from a high of 28.9 percent in 1992 to a low of 14.3 percent in 1996, averaging 22.4 percent. It should be noted that

Federal Home Loan Bank stock is not included in cash and investments, but rather is part of other assets in order to be consistent with reporting requirements and sources of statistical and comparative analysis.

         The parameter range for cash and investments is broad due to the volatility of this parameter and to prevent the elimination of otherwise good potential comparable group candidates. The range has been defined as 35.0 percent or less of assets with a midpoint of 17.5 percent.


Mortgage-Backed Securities to Assets

         At March 31, 1997, Citizens had no mortgage-backed securities in its portfolio and has not owned such securities during its past four fiscal years. The regional average ratio of mortgage-backed securities to assets was 9.1 percent and the national average was 11.4 percent. Recognizing both the Bank's absence of mortgage-backed securities and the fact that many institutions purchase mortgage-backed securities as an alternative to lending relative to cyclical loan demand and prevailing interest rates, this parameter is moderately broad at 25.0 percent or less of assets and a midpoint of 12.5 percent.


One- to Four-Family Loans to Assets

         Citizens' lending activity is focused on the origination of residential mortgage loans secured by one- to four-family dwellings, which constituted 79.7 percent of the Bank's gross loans at March 31, 1997, including residential construction loans. One- to four-family loans represented 67.1 percent of the Bank's total assets at March 31, 1997, which is somewhat above industry averages. The parameter for this characteristic requires any comparable group institution to have from 50.0 percent to 85.0 percent of its assets in one- to four-family loans with a midpoint of 67.5 percent.

Total Net Loans to Assets

         At March 31, 1997, Citizens had a ratio of total net loans to assets of
82.4 percent and a five fiscal year average of 70.1 percent, which is modestly higher than the national average of 66.9 percent and similar to the regional average of 69.7 percent. The parameter for the selection of the comparable group is from 50.0 percent to 95.0 percent with a midpoint of 72.5 percent. The wider range is simply due to the fact that, as the referenced national and regional averages indicate, many institutions purchase a greater volume of investment securities and/or mortgage-backed securities as a cyclical alternative to lending, but may otherwise be similar to Citizens.


Total Net Loans and Mortgage-Backed Securities to Assets

         As discussed previously, Citizens was absent mortgage-backed securities, so its combined ratio of total net loans and mortgage-backed securities to assets was also 82.4 percent. Recognizing the industry and regional ratios of 11.4 percent and 9.1 percent, respectively, of mortgage-backed securities to assets, the parameter range for the comparable group in this category is 60.0 percent to 97.0 percent, with a midpoint of 78.5 percent.


Borrowed Funds to Assets

         Citizens had FHLB advances of $2.0 million at March 31, 1997, representing a modest 4.4 percent of assets. At the end of its two most recent fiscal years ended June 30, 1996 and 1995, the Bank had FHLB advances of 6.8 percent and 3.8 percent of assets, respectively. At the end of its fiscal years ended June 30, 1994, 1993 and 1992, the Bank was absent FHLB advances, resulting in a five fiscal year average of 2.1 percent. The use of borrowed funds by some thrift institutions indicates an alternative to retail deposits and may provide a source of term funds for lending.

         The public demand for longer term funds increased in 1995 and the first half of 1996 due to the higher cost of deposits. The result was competitive rates on longer term Federal Home Loan Bank advances, and an increase in borrowed funds by many institutions as an alternative to higher cost, long term certificates. That trend has moderated somewhat in 1997, but residual balances of longer term borrowings remain for many institutions. The ratio of borrowed funds to assets, therefore, does not typically indicate higher risk or more aggressive lending, but primarily an alternative to retail deposits.

         The range of borrowed funds to total assets is 30.0 percent or less with a midpoint of 15.0 percent, similar to national average of 14.5 percent.


Equity to Assets

         Citizens' equity to assets ratio as of March 31, 1997, was 12.3 percent. After conversion, based on the midpoint value of $8,000,000 and net proceeds to the Bank of approximately $3.8 million, Citizens' equity is projected to stabilize in the area of 19.0 percent to 20.0 percent, with a pro forma equity of approximately 23.0 percent for the Corporation. Based on those historical and pro forma equity ratios, we have defined the equity ratio parameter to be 8.0 percent to 20.0 percent with a midpoint ratio of 14.0 percent.

PERFORMANCE PARAMETERS

Introduction

         Exhibit 38 presents five parameters identified as key indicators of Citizens' earnings performance and the basis for such performance. The primary performance indicator is the Bank's return on average assets ("ROAA"). The second performance indicator is the Bank's return on average equity ("ROAE"). To measure the Bank's ability to generate net interest income, we have used net interest margin. The supplemental source of income for the Bank is noninterest income, and the parameter used to measure this factor is noninterest income to assets. The final performance indicator that has been identified is the Bank's ratio of operating expenses, also referred to as noninterest expenses, to assets, a key factor in distinguishing different types of operations, particularly institutions that are aggressive in secondary market activities, which often results in much higher operating costs and overhead ratios.


Return on Average Assets

         The key performance parameter is the ROAA. As a result of the special SAIF assessment realized in the third quarter of 1996, categorized as a non-recurring expense item, Citizens' ROAA will reflect core income, rather than net income, and will be compared to the core ROAA of candidate comparable group institutions. The Bank's core ROAA was 1.12 percent for the twelve months ended March 31, 1997, based on core earnings after taxes, as detailed in Section I of this report and presented in Exhibit 7. The Bank's ROAA over the past five fiscal years, based on net earnings, has ranged from a low of 0.72 percent in 1992 to a high of 1.15 percent in 1996 with an average ROAA of 0.93 percent.

         Considering the historical and current earnings performance of Citizens, the range for the ROAA parameter based on core or normalized income has been defined as 0.60 percent to a high of 1.45 percent with a midpoint of
1.03 percent.

Return on Average Equity

         The ROAE, also using core income, has been used as a secondary parameter to eliminate any institutions with an unusually high or low ROAE that is inconsistent with the Bank's position. This parameter does not provide as much meaning for a newly converted thrift institution as it does for established stock institutions, due to the newness of the capital structure of the newly converted thrift and the inability to accurately reflect a mature ROAE for the newly converted thrift relative to other stock institutions.

         The pro forma consolidated ROAE for the Bank and the Corporation for the year following conversion is projected to be approximately 3.99 percent based on the midpoint valuation. Prior to conversion, the Bank's ROAE was 9.22 percent for the twelve months ended March 31, 1997, based on core income, with a five year average net ROAE of 8.09 percent. The parameter range for the comparable group, based on core income, is from 3.0 percent to 15.0 percent with a midpoint of 9.0 percent.


Net Interest Margin

         Citizens had a net interest margin of 3.80 percent based on the twelve month period ended March 31, 1997. The Bank's range of net interest margin for the past five fiscal years has been from a low of 3.00 percent in 1992 to a high of 3.99 percent in 1996 with an average of 3.57 percent.

         The parameter range for the selection of the comparable group is from a low of 3.00 percent to a high of 4.50 percent with a midpoint of 3.75 percent.

Operating Expenses to Assets

         Net of non-recurring items, Citizens had a 2.30 percent ratio of operating expenses to average assets ratio for the twelve months ended March 31, 1997, based on core expense adjustments, as previously discussed. For its five most recent fiscal years, the Bank's operating expenses have been stable and generally similar to its most recent twelve months, ranging from a low of 2.06 percent in 1992 to a high of 2.44 percent in 1995 with an average of 2.31 percent, similar to its current ratio and also similar to the current industry average of 2.33 percent.

         The operating expense to assets parameter, net of non-recurring expenses, for the selection of the comparable group is from a low of 1.50 percent to a high of 3.00 percent with a midpoint of 2.25 percent.


Noninterest Income to Assets

         For its most recent four quarters, Citizens experienced a modestly lower than average dependence on noninterest income as a source of additional income, net of non-recurring items as discussed in Section 1 and presented in
Exhibit 7. The Bank's noninterest income to average assets was 0.38 percent for the twelve months ended March 31, 1997, which is below the industry average of
0.43 percent for the most recent four quarters. Citizens' ratio of noninterest income to average assets, excluding non-recurring items, has been generally stable and consistent during its past five fiscal years, with its ratio for its trailing four quarters, ranging from 0.66 percent in 1993 to 0.36 percent in 1992, and averaging 0.54 percent.

         The range for this parameter for the selection of the comparable group is 0.80 percent or less of average assets, with a midpoint of 0.40 percent.

ASSET QUALITY PARAMETERS

Introduction

         The final set of financial parameters used in the selection of the comparable group are asset quality parameters, also shown in Exhibit 38. The purpose of these parameters is to insure that any thrift institution in the comparable group has an asset quality position similar to that of Citizens. The three defined asset quality parameters are the ratios of nonperforming assets to total assets, repossessed assets to total assets and allowance for loan losses to total assets at the end of the most recent period.


Nonperforming Assets to Assets Ratio

         Citizens' ratio of nonperforming assets to assets was 0.45 percent at March 31, 1997, which is lower than the national average of 0.80 percent and the Midwest regional average of 0.61 percent, and lower than its ratio of 0.50 percent at June 30, 1996. For the five fiscal years ended June 30, 1992 to 1996, the Bank's ratio decreased from a high of 1.27 percent at June 30, 1992, to a low of 0.35 percent at June 30, 1995, with a five year average of 0.75 percent.

         The parameter range for nonperforming assets to assets has been defined as 1.25 percent of assets or less with a midpoint of 0.63 percent.


Repossessed Assets to Assets

         Citizens was absent repossessed assets at March 31, 1997, and at June 30, 1992 through 1996. National and regional averages were 0.58 percent and 0.50 percent, respectively, at March 31, 1997.

         The range for the repossessed assets to total assets parameter is 0.50 percent of assets or less with a midpoint of 0.25 percent.


Allowance for Loans Losses to Assets

         Citizens had an allowance for loan losses of $172,000, representing a loan loss allowance to total assets ratio of 0.38 percent at March 31, 1997, which is higher than its ratio of 0.31 percent at June 30, 1996. For its last three fiscal years, the Bank's allowance for loan losses averaged 0.25 percent of assets from a low of 0.12 percent in 1994 to a high of 0.31 percent in 1996.

         The loan loss allowance to assets parameter range used for the selection of the comparable group was a minimum required ratio of 0.15 percent of assets.


THE COMPARABLE GROUP

         With the application of the parameters previously identified and applied, the final comparable group represents ten institutions identified in Exhibits 39, 40 and 41. The comparable group institutions range in size from $78.4 million to $234.3 million with an average asset size of $123.1 million and have an average of 3.2 offices per institution compared to Citizens with assets of $45.2 million and one office. One of the comparable group institutions was converted in 1993, three in 1994, and six in 1995.

         Exhibit 42 presents a comparison of Citizens' market area demographic data with those of each of the institutions in the comparable group.

SUMMARY OF COMPARABLE GROUP INSTITUTIONS

         Classic Bancshares, Ashland, Kentucky, is the holding company for Ashland Federal Savings Bank. The Bank currently has three full-services offices and serves residents of Boyd and Greenup Counties. The Bank had assets of $128.4 million and equity of 19.2 million at the end of its most recent quarter, and reported a core ROAA of 0.71 percent and a core ROAE of 3.40 percent for its trailing four quarters.

         Community Investors Bancorp, Inc., Bucyrus, Ohio, is the holding company for First Federal Savings and Loan Bank of Bucyrus. The Association serves its Crawford County, Ohio, market with three offices, two in Bucyrus and one in New Washington. As of its most recent quarter, the Association had assets of $97.4 million and equity of $11.2 million, and reported a core ROAA of 0.99 percent and a core ROAE of 8.18 percent.

         First Bancshares, Inc., Mountain Grove, Missouri, is a unitary savings and loan holding company for the First Home Savings Bank, with three full service branches in Marshfield, Ava and Gainesville, Missouri. The Bank has assets of $160.0 million, equity of $23.0 million and reported a core ROAA of
1.12 percent and a core ROAE of 7.33 percent for its most recent four quarters.

         Fort Thomas Financial Corporation, Fort Thomas, Kentucky, is the holding company for Fort Thomas Savings Bank, FSB, with two offices in Campbell County, Kentucky, part of the greater Cincinnati area. At the end of its most recent quarter, the Bank had assets of $94.7 million and equity of $15.2 million, and reported a core ROAA of 0.77 percent and a core ROAE of 3.83 percent for the trailing four quarters.

         Horizon Financial Services Corporation, Oskaloosa, Iowa, is the holding company for Horizon Federal Savings Bank, which currently operates three full-service offices. Horizon Federal has total assets of $78.4 million and equity of $8.2 million, and indicated a core ROAA of 0.60 percent and a core ROAE of 5.41 percent in its most recent four quarters.

         Kentucky First Bancorp, Inc., Cynthiana, Kentucky, is the holding company for First Federal Savings Bank of Cynthiana, chartered in 1888. The Bank operates two offices in Cynthiana and serves Harrison, Pendleton and Scott Counties with a lending focus on residential mortgages. At the end of its most recent quarter, the Bank had assets of $88.9 million and equity of $14.3 million, and reported a core ROAA of 1.07 percent and a core ROAE of 5.23 percent for its most recent four quarters.

         MFB Corp., Mishawaka, Indiana, is the holding company for Mishawaka Federal Savings. Mishawaka Federal operates four offices in Mishawaka and surrounding St. Joseph County. At the end of its most recent quarter, Mishawaka Federal had total assets of $234.3 million and total equity of $34.0 million, and for its most recent four quarters, the Bank reported a core ROAA of 0.85 percent and a core ROAE of 5.10 percent.

         Northeast Indiana Bancorp, Inc., Huntington, Indiana, is the holding company for First Federal Savings Bank. The bank serves Huntington County, Indiana, through three full-service offices in the city of Huntington, about 25 miles southwest of Fort Wayne. At the end of its most recent quarter, First Federal had assets of $172.9 million and equity of $26.2 million, and reported a core ROAA of 1.22 percent and a core ROAE of 7.06 percent for its most recent four quarters.

         StateFed Financial Corp., Des Moines, Iowa, is the holding company for State Federal Savings and Loan Association of Des Moines, operating two offices in Polk County, Iowa. The Association has total assets of $85.2 million and equity of $15.0 million, and reported a core ROAA of 1.29 percent and a core ROAE of 6.99 percent for its most recent four quarters.

         Three Rivers Financial Corporation, Three Rivers, Michigan, is the holding company for First Savings Bank, which operates four full service banking offices in Three Rivers, Schoolcraft and Union, Michigan. At the end of its most recent quarter, the Association had assets of $91.2 million and equity of $12.5 million, and reported a core ROAA of 0.83 percent and a core ROAE of 5.71 percent for its most recent four quarters.

 IV.  ANALYSIS OF FINANCIAL PERFORMANCE

         This section reviews and compares the financial performance of Citizens to all thrifts, regional thrifts, Indiana thrifts and the ten institutions constituting Citizens' comparable group, as selected and described in the previous section. The comparative analysis focuses on financial condition, earning performance and pertinent ratios as shown in Exhibits 43 through 48.

         As presented in Exhibits 42 and 43, at March 31, 1997, Citizens' total equity of 12.32 percent of assets was lower than the 14.45 percent for the comparable group, the 12.86 for all thrifts and the 14.16 percent ratio for Midwest thrifts, but slightly higher than the 12.30 percent ratio for Indiana thrifts. The Bank had a 82.42 percent share of net loans in its asset mix, considerably higher than the comparable group at 73.65 percent, and also much higher than all thrifts at 66.76 percent, Midwest thrifts at 69.68 percent and Indiana thrifts at 71.03 percent. Citizens' share of net loans, higher than industry and regional averages, is the result of its absence of mortgage-backed securities and lower level of cash and investments. The comparable group had a
4.53 percent share of mortgage-backed securities, and a higher 18.66 percent share of cash and investments compared to the Bank, with a 9.77 percent ratio of cash and investments to assets. All thrifts had 11.37 percent of assets in mortgage-backed securities and 17.83 percent in cash and investments. Citizens' share of deposits of 82.51 percent was significantly higher than the comparable group and the three geographic categories, reflecting the Bank's low level of FHLB advances. The comparable group had deposits of 67.48 percent and borrowings of 16.89 percent. All thrifts averaged a 71.15 percent share of deposits and
14.52 percent of borrowed funds, while Midwest thrifts had a 70.08 percent share of deposits and a 14.41 percent share of borrowed funds. Indiana thrifts averaged a 70.10 percent share of deposits and a 16.51 percent share of borrowed funds. Citizens was absent goodwill and other intangibles, compared to 0.25 percent for the comparable group, 0.24 percent for all thrifts, 0.19 percent for Midwest thrifts and 0.07 percent for Indiana thrifts.

         Operating performance indicators are summarized in Exhibits 44 and 45 and provide a synopsis of key sources of income and key expense items for Citizens in comparison to the comparable group, all thrifts, and regional thrifts for the trailing four quarters.

         As shown in Exhibit 46, for the twelve months ended March 31, 1997, Citizens had a yield on average interest-earning assets higher than the comparable group and also higher than the three geographical categories. The Bank's yield on interest-earning assets was 7.97 percent compared to the comparable group at 7.75 percent, all thrifts at 7.68 percent, Midwest thrifts also at 7.68 percent and Indiana thrifts at 7.89 percent.

         The Bank's cost of funds for the twelve months ended March 31, 1997, was lower than the comparable group and also lower than all thrifts, Midwest thrifts and Indiana thrifts. Citizens had an average cost of interest-bearing liabilities of 4.67 percent compared to 4.90 percent for the comparable group,
4.85 percent for all thrifts, 4.96 percent for Midwest thrifts and 4.99 percent for Indiana thrifts. The Bank's interest income and interest expense ratios resulted in an interest rate spread of 3.30 percent, which was higher than the comparable group at 2.86 percent, and higher than all thrifts at 2.83 percent, Midwest thrifts at 2.72 percent and Indiana thrifts at 2.89 percent. Citizens demonstrated a net interest margin of 3.80 percent for the twelve months ended March 31, 1997, based on average interest-earning assets, which was higher than the comparable group at 3.60 percent. All thrifts averaged a lower 3.41 percent net interest margin for the trailing four quarters, as did Midwest thrifts at
3.38 percent and Indiana thrifts at 3.45 percent.

         Citizens' major source of income is interest earnings, as is evidenced by the operations ratios presented in Exhibit 45. The Bank made a $49,000 provision for loan losses during the twelve months ended March 31, 1997, representing 0.11 percent of average assets. The comparable group indicated a provision representing a similar 0.09 percent of average assets, with all thrifts at 0.14 percent, Midwest thrifts at 0.10 percent and Indiana thrifts at 0.17 percent.

         The Bank's non-interest income was $167,000 or 0.38 percent of average assets for the twelve months ended March 31, 1997, net of the non-recurring loss on the sale of assets in the amount of $60,000. Such non-interest income was higher than the comparable group at 0.24 percent, but lower than all thrifts and Midwest thrifts, both at 0.43 percent, and Indiana thrifts at 0.46 percent. For the twelve months ended March 31, 1997, Citizens' operating expense ratio, net of non-recurring expense, was 2.30 percent, higher than the comparable group and Midwest thrifts, but lower than all thrifts and Indiana thrifts. Nonrecurring expense during the most recent four quarters consisted primarily of the 67.5 basis point SAIF special assessment realized in the third quarter of 1996, generally in the range of 0.40 percent to 0.55 percent of average assets for most institutions. Net of such non-recurring expense, the comparable group's operating expense ratio was 2.19 percent, while all thrifts averaged 2.33 percent, Midwest thrifts averaged 2.20 percent and Indiana thrifts averaged 2.31 percent. Citizens' SAIF assessment of $211,000 constituted 0.48 percent of average assets.

         The overall impact of Citizens' income and expense ratios is reflected in the Bank's core income and return on assets. The Bank had an ROAA, based on core income, of 1.12 percent for the twelve months ended March 31, 1997. For its most recent four quarters, the comparable group had a lower ROAA of 0.95 percent based on core income. All thrifts averaged a lower core ROAA of 0.78 percent, while Midwest thrifts and Indiana thrifts averaged 0.90 percent and 0.85 percent, respectively.

V.   MARKET VALUE ADJUSTMENTS

         This is a conclusive section where adjustments are made to determine the pro forma market value or appraised value of the Corporation based on a comparison of Citizens with the comparable group. These adjustments will take into consideration such key items as earnings performance, market area, financial condition, dividend payments, subscription interest, liquidity of the stock to be issued, management, and market conditions or marketing of the issue. It must be noted, however, that all of the institutions in the comparable group have their differences, and as a result, such adjustments become necessary.


EARNINGS PERFORMANCE

         In analyzing earnings performance, consideration was given to the level of net interest income, the level and volatility of interest income and interest expense relative to changes in market area conditions and to changes in overall interest rates, the quality of assets as it relates to the presence of problem assets which may result in adjustments to earnings, the level of current and historical classified assets and real estate owned, the level of valuation allowances to support any problem assets or nonperforming assets, the level and volatility of non-interest income, and the level of non-interest expenses.

         As discussed earlier, the Bank's historical business philosophy has focused on maintaining its net interest income and net earnings level, reducing its level of nonperforming assets, maintaining a reasonable level of interest sensitive assets relative to interest sensitive liabilities and thereby improving its sensitivity measure and its overall interest rate risk, maintaining an adequate level of loan loss reserves to reduce the impact of any unforeseen losses, and closely monitoring and striving to reduce its level of overhead expenses. The Bank's current philosophy will continue to focus on maintaining or further reducing its non-performing assets, reducing its overhead expenses and maintaining its net interest spread and net interest margin, and increasing its net income and return on assets.

         Earnings are often related to an institution's ability to generate loans. The Bank was an active originator of mortgage loans in fiscal years 1994, 1995 and 1996, with 1996 indicating the highest level of origination activity and 1994 indicating the lowest. During the nine months ended March 31, 1997, originations of $13.0 million, or $17.3 million annualized, indicated an annualized increase of $1.9 million or 12.1 percent over the Bank's fiscal year ended June 30, 1996, with approximately $1.5 million of the annualized increase consisting of one- to four-family mortgage loans, including construction loans. Most of the balance of the annualized increase was in the categories of installment loans and home equity loans, with annualized originations of non-residential and multifamily real estate loans being only modestly higher than fiscal 1996. Total originations of $15.4 million during the twelve months ended June 30, 1996, were 34.9 percent higher than the $11.4 million in fiscal year 1995 and 39.4 percent higher than the $11.1 million in fiscal year 1994. In addition to loans originated, Citizens purchased loan participations of $311,000 in fiscal year 1994 and $61,000 in fiscal year 1996. The Bank's net increase in loans outstanding for the nine months ended March 31, 1997, of $2.8 million or $3.8 million annualized, was moderately lower, on a annualized basis, than the $5.1 million increase in fiscal year 1996, due to the higher level of principal repayments, but higher than the $3.1 million increase in fiscal year 1995 and the $2.7 million increase in fiscal year 1994. From June 30, 1992, to March 31, 1997, Citizens experienced a 64.0 percent increase in gross loans receivable, an average annualized increase of 13.5 percent. The greatest increase of 16.8 percent was in fiscal year 1996, followed by a 15.0 percent increase during the nine months ended March 31, 1997, annualized. The Bank's higher levels of both originations and repayments in fiscal year 1996 and for the nine months ended March 31, 1997, relate to moderating interest rates beginning in late 1995. The Bank's focus in fiscal years 1994, 1995 and 1996, and for the nine months ended March 31, 1997, annualized, was on the origination of permanent one- to four-family mortgage loans, with that loan category constituting 65.2 percent,
50.3 percent, 56.7 percent and 56.7 percent of total origination in those four periods, respectively. In those four periods, the second largest category of originations was commercial loans, constituting 14.3 percent, 26.8 percent, 18.4 percent and 14.9 percent in fiscal years 1994, 1995 and 1996, and for the nine months ended March 31, 1997, annualized.

         The impact of the Bank's primary lending efforts has been to generate a yield on average interest-earning assets of 7.97 percent for Citizens for the twelve months ended March 31, 1997, compared to 7.75 percent for the comparable group, 7.68 percent for all thrifts and an identical 7.68 percent for Midwest thrifts. The Bank's level of interest income to average assets was 7.82 percent for the twelve months ended March 31, 1997, which was also higher than the comparable group at 7.52 percent, all thrifts at 7.39 percent and Midwest thrifts at 7.42 percent for their most recent four quarters. Citizens' cost of interest-bearing liabilities of 4.67 percent for the twelve months ended March 31, 1997, was lower than the comparable group at 4.90 percent, lower than all thrifts at 4.85 percent and lower than Midwest thrifts at 4.96 percent.

         The Bank's net interest margin of 3.80 percent, based on average interest-earning assets for the twelve months ended March 31, 1997, was higher than the comparable group at 3.60 percent and higher than all thrifts at 3.41 percent. Citizens' net interest spread of 3.30 percent for the twelve months ended March 31, 1997, was higher than the comparable group at 2.86 percent, all thrifts at 2.83 percent and Midwest thrifts at 2.72 percent.

         Net of non-recurring items, the Bank's ratio of noninterest income to average assets was 0.38 percent for the twelve months ended March 31, 1997, higher than the comparable group at 0.24 percent, but lower than all thrifts and Midwest thrifts, both at 0.43 percent of average assets. The Bank has indicated recent noninterest income higher than the comparable group and its recent operating expenses have also been higher than the comparable group and Midwest thrifts, although slightly lower than all thrifts. For the twelve months ended March 31, 1997, Citizens had an operating expenses to assets ratio of 2.30 percent, net of any non-recurring expense, compared to a lower 2.19 percent for the comparable group, 2.33 percent for all thrifts and 2.20 percent for Midwest thrifts.

         For the twelve months ended March 31, 1997, Citizens generated higher levels of noninterest income, higher levels of noninterest expenses, and a higher net interest margin relative to its comparable group. As a result, the Bank's core income level for its twelve months ended March 31, 1997, was modestly higher than its comparable group for the four most recent quarters, and also higher than all thrifts and Midwest thrifts during that time period. Based on net earnings, the Bank had a return on average assets of 0.72 percent in fiscal year 1992, 0.94 percent in fiscal year 1993, 0.77 percent in fiscal year 1994, 1.07 percent in fiscal year 1995, 1.15 percent in fiscal year 1996 and 1.12 percent for the twelve months ended March 31, 1997, based on core earnings. For its most recent four quarters, the comparable group had a lower core ROAA of 0.95 percent, while all thrifts indicated an even lower 0.78 percent. The Bank's core or normalized earnings, as shown in Exhibit 7, were higher than its net earnings due to both the SAIF special assessment realized in the third quarter of 1996 and a non-recurring loss on the sale of assets, as previously discussed.

         Citizens'  earnings  stream will  continue to be  dependent on both the overall trends in interest rates and, to a somewhat lesser extent, on the consistency and reliability of its moderate level of non-interest income, the latter indicating a decrease for the twelve months ended March 31, 1997, compared to the four most recent fiscal years.. The Bank's cost of interest-bearing liabilities will continue to adjust as deposits reprice. Upward pressure on savings costs is likely through the end of 1997, based on current rates and projections, although the rate of increase, as well as the actual rates, may moderate somewhat in 1998 and 1999. It has also been recognized that although Citizens' current ROAA is higher than that of its comparable group for the most recent four quarters, the Bank also experienced a modestly increasing trend in its ROAA since 1994. The Bank's net interest margin and net interest spread for the twelve months ended March 31, 1997, however, are lower than at June 30, 1995 and 1996. In recognition of the foregoing earnings related factors, a minimum upward adjustment has been made to Citizens' pro forma market value for earnings performance.

MARKET AREA

         Citizens' primary market area for retail deposits consists of Clinton County, Indiana, including the city of Frankfort, the location of the Bank's home office, and the communities surrounding its office. As discussed in Section II, this market area has evidenced a rate of population growth higher than Indiana and the comparable group markets, but lower than the United States. In 1994, 1995 and 1996, the market area indicated lower unemployment than both Indiana and the United States. The unemployment rate in Citizens' market area counties averaged 3.3 percent in 1996, compared to 4.1 percent for Indiana and
5.0 percent for the United States. The per capita income in Citizens' market area is lower than the state average as well as the national average and the comparable group average. The median household income in the Bank's market area is lower than the comparable group, Indiana and the United States. The market area is also characterized by median housing values considerably lower than the comparable group, Indiana and the United States. The market area is generally agricultural, with the manufacturing sector being the major business and employment sector, followed by the services sector and then the wholesale/retail sector. The level of financial competition in the Bank's market area is moderate, but dominated by the banking industry, with Citizens having approximately half of the thrift deposits. Following a decrease in deposits in 1995 compared to 1994, Citizens had net increases in deposits in fiscal year 1996 and for the twelve months ended March 31, 1997, as deposits exceeded withdrawals in those two periods. In recognition of all these factors, we believe that a minimum downward adjustment is warranted for the Bank's market area.


FINANCIAL CONDITION

         The financial condition of Citizens is discussed in Section I and shown in Exhibits 1, 2, 5, 15, 16 and 17, and is compared to the comparable group in Exhibits 40, 42 and 43. The Bank's total equity ratio before conversion was
12.32 percent at March 31, 1997,  which was lower than the  comparable  group at
14.45 percent, all thrifts at 12.86 percent and Midwest thrifts at 14.16 percent. With a conversion at the midpoint, the Corporation's pro forma equity to assets ratio will increase to approximately 23.0 percent, and the Bank's pro forma equity to assets ratio will increase to approximately 20.0 percent.

         The Bank's mix of assets indicates some areas of significant variation from its comparable group. Citizens had a higher share of net loans at 82.42 percent of total assets at March 31, 1997, compared to the comparable group at
73.65 percent and all thrifts at 66.78 percent. The Bank was absent of mortgage-backed securities compared to 4.53 percent for the comparable group and
11.37 percent for all thrifts. The Bank's 82.51 percent share of deposits was higher than that of the comparable group at 67.48, reflecting Citizens' much lower 4.43 percent balance of borrowed funds, compared to the comparable group at 16.89 percent.

         The Bank was absent both repossessed assets and goodwill, compared to modest shares of 0.14 percent and 0.25 percent, respectively, for the comparable group. All thrifts indicated repossessed assets of 0.58 percent and goodwill and other intangible assets of 0.24 percent. The financial condition of Citizens is also affected by its lower level of nonperforming assets at 0.45 percent of assets at March 31, 1997, compared to a higher 0.71 percent for the comparable group. It should be recognized, however, that the Bank's historical ratio of nonperforming assets to total assets decreased from 1.27 percent at June 30, 1992, to 0.50 at June 30, 1996, averaging 0.75 percent for those five years, before decreasing to its March 31, 1997 level of 0.45 percent.

         The Bank had a lower share of high risk real estate loans at 5.34 percent compared to 12.35 percent for the comparable group and 12.94 percent for all thrifts. Citizens had $172,000 in allowances for loan losses or a lower
82.90 percent of nonperforming assets at March 31, 1997, compared to the comparable group's higher 142.14 percent, with Midwest thrifts at 146.48 percent and all thrifts at 90.83 percent. The Bank's ratio is reflective of its historically lower levels of general valuation allowances. Citizens has also experienced moderate levels of interest rate risk, as reflected by its exposure under conditions of rising interest rates. Overall, we believe that no adjustment is warranted for Citizens' current financial condition.


DIVIDEND PAYMENTS

         Citizens has not committed to pay an initial cash dividend. The future payment of cash dividends will be dependent upon such factors as earnings performance, capital position, growth level, and regulatory limitations. All ten institutions in the comparable group pay cash dividends for an average dividend yield of 2.23 percent.

         Currently, only some thrifts are committing to initial cash dividends, similar to the absence of such dividend commitments in 1995 and 1996. In our opinion, however, no adjustment to the pro forma market value is warranted at this time related to dividend payments.


SUBSCRIPTION INTEREST

         The general interest in thrift conversion offerings was often difficult to gauge in 1995. Based upon recent offerings, subscription and community interest weakened significantly in early 1995, but regained some strength by the second half of the year. In the first half of 1996, interest in new issues was mixed, with the number of conversions decreasing from the same period in 1995. The second half of 1996 suggests renewed interest in thrift conversion offerings. Overall, such interest appears to be directly related to the financial performance and condition of the thrift institution converting and the strength of the local economy, as well as general market conditions and aftermarket price trends.

         Citizens will focus its offering to depositors and residents in the market area. The board of directors and officers anticipate purchasing approximately $1.4 million or approximately 17.5 percent of the conversion stock based on the appraised midpoint valuation. Citizens will form an 8.0 percent ESOP, which plans to purchase stock in the initial offering. Additionally, the Prospectus restricts to $100,000 the amount of conversion stock that may be purchased by a single account holder, or by such persons and associates acting in concert.

         The  Bank  has  secured  the  services  of  Trident  Securities,   Inc.
("Trident") to assist the Bank in the marketing and sale of the conversion stock. Based on the size of the offering, current market conditions, local market interest and the terms of the offering, we believe that a moderate downward adjustment is warranted for the Bank's anticipated subscription interest.


LIQUIDITY OF THE STOCK

         Citizens will offer its shares through concurrent subscription and community offerings with the assistance of Trident. If necessary, Trident will conduct a syndicated community offering upon the completion of the subscription and community offering. Citizens will pursue at least two market makers for the stock. The Bank's offering is 54.9 percent smaller in size than the comparable group and 80.7 percent smaller than the average of Indiana thrifts, resulting in this offering being less liquid. Therefore, we believe that a moderate downward adjustment to the pro forma market value is warranted at this time relative to the liquidity of the stock.

MANAGEMENT


         The president and chief executive officer of Citizens is Fred W. Carter, who has held that position since 1972 and has been an employee of the Bank since 1966. Mr. Carter's first term as a director of Citizens was from 1960 to 1966, after which he was again elected to the board in 1971. His current board term expires in 1997.

         Mr. Carter and management of Citizens have been able to increase lending activity and deposits, as well as the Bank's equity level and equity ratio, over the past few years and the Bank's asset quality has improved since 1992, although the Bank's interest rate risk is moderately higher than average. With the exception of fiscal year 1994, earnings have increased steadily in each fiscal year since 1992 and the Bank's return on assets increased to 1.15 percent in fiscal year 1996, compared to a lower 0.72 percent in fiscal year 1992, and is currently higher than the comparable group and industry averages. Net interest margin has historically been and currently is higher than both the comparable group average and the industry averages. The Bank's level of non-interest expense is currently higher than the comparable group and Midwest thrifts, but slightly lower than all thrifts and indicates an increase of 11.7 percent from June 30, 1992, to March 31, 1997, or 2.5 percent per year. It is our opinion that a minimum upward adjustment to the pro forma market value is warranted for management.


MARKETING OF THE ISSUE

         The response to a newly issued thrift institution stock is more difficult to predict, due to the volatility of new thrift stocks. Further, with each conversion, there is a high level of uncertainty with regard to the stock market particularly thrift institution stocks and interest rate trends. The impact of recent increases in interest rates has made it more difficult for more thrift institutions to strengthen their earnings and resulted in downward market prices. Recent conflicts of opinion on interest rate trends and the recent rise in interest rates have resulted in some significant stock volatility.

         The necessity to build a new issue discount into the stock price of a converting thrift has prevailed in the thrift industry in recognition of higher uncertainty among investors as a result of the thrift industry's dependence on interest rate trends. We believe that a new issue discount applied to the price to book valuation approach continues and is considered to be reasonable and necessary in the pricing of the Corporation, and we have made a maximum downward adjustment to the Corporation's pro forma market value in recognition of the new issue discount.

VI.      VALUATION METHODS

         Under normal stock market conditions, the most frequently used method for determining the pro forma market value of common stock for thrift institutions by this firm is the price to book value ratio method. The focus on the price to book value method is due to the volatility of earnings in the thrift industry. As earnings in the thrift industry improved in late 1993, 1994, 1995 and 1996, there has been more emphasis placed on the price to earnings method, but the price to book value method continues to be the primary valuation method. These two pricing methods have both been used in determining the pro forma market value of the Corporation.

         In recognition of the volatility and variance in earnings due to fluctuations in interest rates, the continued differences in asset and liability repricing and the frequent disparity in value between the price to book approach and the price to earnings approach, a third valuation method has been used, the price to net assets method. The price to net assets method is used less often for valuing ongoing institutions; however, this method becomes more useful in valuing converting institutions when the equity position and earnings performance of the institutions under consideration are different.

         In addition to the pro forma market value, we have defined a valuation range with the minimum of the range being 85.0 percent of the pro forma market value, the maximum of the range being 115.0 percent of the pro forma market value, and a super maximum being 115.0 percent of the maximum. The pro forma market value or appraised value will also be referred to as the "midpoint value".

PRICE TO BOOK VALUE METHOD

         The price to book value method focuses on a thrift institution's financial condition, and does not give as much consideration to the institution's performance as measured by net earnings. Therefore, this method is sometimes considered less meaningful for institutions that do provide a consistent earnings trend. Due to the earnings volatility of many thrift stocks, the price to book value method is frequently used by investors who rely on an institution's financial condition rather than earnings performance.

         Consideration was given to the adjustments to Citizens' pro forma market value discussed in Section V. Minimum upward adjustments were as made for earnings performance and management of the Bank. A minimum downward adjustment was made for the Bank's market area and moderate downward adjustments were made for the Bank's subscription interest and the liquidity of the stock. A maximum downward adjustment was made for the marketing of the issue. No adjustments were made for financial condition or dividend payments.

         Exhibit 49 shows the average and median price to book value ratios for the comparable group which were 99.32 percent and 99.45 percent, respectively. The total comparable group indicated a fairly narrow range, from a low of 93.12 percent (Horizon Financial Services Corp.) to a high of 107.16 percent (Community Investors Bancorp). This variance cannot be attributed to any one factor such as the institution's equity ratio or earnings performance. Excluding the low and the high in this group, the price to book value range narrowed very modestly from a low of 95.21 percent to a high of 104.24 percent.

         Taking into consideration all of the previously mentioned items in conjunction with the adjustments made in Section V, we have determined a pro forma price to book value ratio of 65.83 percent at the midpoint, ranging from a low of 61.18 percent at the minimum to a high of 73.53 percent at the super maximum for the Corporation.

         The Corporation's price to book value ratio of 65.83 is strongly influenced by the Bank's earnings performance, its local market and subscription interest in thrift stocks. Further, the Corporation's equity to assets after conversion will be approximately 23.00 percent compared to 14.45 percent for the comparable group. Based on this price to book value ratio and the Bank's equity of $5,564,000 at March 31, 1997, the indicated pro forma market value for the Bank using this approach is $8,001,944 at the midpoint (reference Exhibit 48).


PRICE TO EARNINGS METHOD

         The focal point of this method is the determination of the earnings base to be used and secondly, the determination of an appropriate price to earnings multiple. The recent earnings position of Citizens indicates after tax net earnings for the twelve months ended March 31, 1997, of $367,000. Exhibit 7 indicates the derivation of the Bank's core or normalized earnings of $494,000 for the twelve months ended March 31, 1997. To arrive at the pro forma market value of the Bank by means of the price to earnings method, we deemed net earnings to be not meaningful, due primarily to the non-recurring expense related to the SAIF special assessment realized in the third quarter of 1996, and used the core earnings base of $494,000.

         In determining the price to core earnings multiple, we reviewed the range of price to core earnings multiples for the comparable group and all publicly-traded thrifts. The average price to core earnings multiple for the comparable group was 16.65, while the median was 15.99. The comparable group's price to core earnings multiple was lower than the average for all publicly-traded, SAIF-insured thrifts of 19.90, but slightly higher than their median of 16.00. The range in the price to core earnings multiple for the comparable group was from a low of 11.42 (Community Investors Bancorp) to a high of 23.94 (Fort Thomas Financial Corp.). The primary range in the price to core earnings multiple for the comparable group, excluding the high and low ranges, was from a low price to core earnings multiple of 13.27 to a high of 21.93 times earnings for eight of the ten institutions in the group.

         Consideration was given to the adjustments to the Corporation's pro forma market value discussed in Section V. In recognition of these adjustments, we have determined a price to core earnings multiple of 12.86 at the midpoint, based on Citizens' core earnings of $494,000 for twelve months ended March 31, 1997. Based on the Bank's core earnings base of $494,000 (reference Exhibit 48), the pro forma market value of the Corporation using the price to earnings method is $8,003,083 at the midpoint.


PRICE TO NET ASSETS METHOD

         The final valuation method is the price to net assets method. This method is not as frequently used due to the fact that it does not focus as much on an institution's equity position or earnings performance. Exhibit 48 indicates that the average price to net assets ratio for the comparable group was 14.35 percent and the median was 14.52 percent. The range in the price to net assets ratios for the comparable group varied from a low of 9.77 percent (Horizon Financial Services Corp.) to a high of 16.91 percent (StateFed Financial Corp.). It narrows very modestly with the elimination of the two extremes in the group to a low of 12.34 percent and a high of 16.13 percent.

         Based on the adjustments made previously for Citizens, it is our opinion that an appropriate price to net assets ratio for the Corporation is
15.18 percent at the midpoint, which is slightly higher than the comparable group at 14.35 percent and ranges from a low of 13.20 percent at the minimum to
19.15 percent at the super maximum. Based on the Bank's March 31, 1997, asset base of $45,153,000, the indicated pro forma market value of the Corporation using the price to net assets method is $7,998,053 at the midpoint (reference
Exhibit 48).

VALUATION CONCLUSION

         Exhibit 54 provides a summary of the valuation premium or discount for each of the valuation ranges when compared to the comparable group based on each of the valuation approaches. At the midpoint value, the price to book value ratio of 65.83 percent for the Corporation represents a discount of 33.72 percent relative to the comparable group and decreases to 25.96 percent at the super maximum. The price to core earnings multiple of 12.86 for the Corporation at the midpoint value indicates a discount of 22.77 percent, decreasing to 4.77 percent at the super maximum. The price to assets ratio at the midpoint represents a premium of 5.76 percent, increasing to a premium of 33.45 percent at the super maximum.

         It is our opinion that as of May 22, 1997, the pro forma market value of the Corporation is $8,000,000 at the midpoint, representing 800,000 shares at $10.00 per share. The pro forma valuation range of the Corporation is from a minimum of $6,800,000 or 680,000 shares at $10.00 per share to a maximum of $9,200,000 or 920,000 shares at $10.00 per share, with such range being defined as 15 percent below the appraised value to 15 percent above the appraised value. The super maximum is $10,580,000 or 1,058,000 shares at $10.00 per share (reference Exhibits 50 to 53).

          The appraised value of Citizens Savings Bank of Frankfort as of May 22, 1997, is $8,000,000 at the midpoint.

                      CITIZENS SAVINGS BANK AND SUBSIDIARY
                               FRANKFORT, INDIANA

                      Consolidated Statements of Condition
                       At March 31, 1997 and June 30, 1996


                                                                               March 31,                    June 30,
                                                                                1997                          1996
                                                                          --------------------      -----------------------

ASSETS
Cash on hand and in other institutions                                    $           322,976       $              655,488
Interest-bearing deposits                                                           3,927,787                    2,652,686
Investment securities available for sale                                              158,853                    3,003,242
Stock in Federal Home Loan Bank of Indianapolis                                       331,600                      331,600
Loans receivable                                                                   37,216,332                   34,391,405
Land held for development                                                           1,042,676                    1,072,800
Cash surrender value of life insurance contract                                     1,065,508                    1,034,553
Property and equipment                                                                588,892                      603,464
Other assets                                                                          498,364                      490,058
                                                                          --------------------      -----------------------

        Total Assets                                                      $        45,152,988       $           44,235,296
                                                                          ====================      =======================


LIABILITIES AND RETAINED INCOME
Deposits                                                                  $        37,254,858       $           35,600,140
Federal Home Loan Bank advances                                                     2,000,000                    3,000,000
Other liabilities                                                                     333,962                      366,157
                                                                          --------------------      -----------------------

            Total liabilities                                                      39,588,820                   38,966,297

Retained income - substantially restricted                                          5,564,168                    5,319,852
Unrealized loss on investment securities
     available for sale, net of tax                                                                 --             (50,853)
                                                                          --------------------      -----------------------
                                                                                    5,564,168                    5,268,999
                                                                          --------------------      -----------------------

            Total liabilities and retained income                         $        45,152,988       $           44,235,296
                                                                          ====================      =======================



Source: Citizens Savings Bank of Frankfort's Audited and Unaudited Financial Statements

                                                                       EXHIBIT 2

                      CITIZENS SAVINGS BANK AND SUBISIDIARY
                               FRANKFORT, INDIANA

                      Consolidated Statements of Condition
                          At June 30, 1992 through 1995



                                                                    1995           1994            1993            1992
                                                                -------------- --------------- --------------  --------------

ASSETS
Cash on hand and in other institutions                          $     777,048  $    1,460,984  $     377,328   $     307,078
Interest-bearing deposits                                           3,532,891       5,749,036      6,584,215       9,324,541
Investment securities available for sale                            2,832,047       2,677,382      1,651,923         991,746
Stock in Federal Home Loan Bank of Indianapolis                       331,600         331,600        331,600         331,600
Mortgage-backed securities                                                --               --             --       1,217,736
Loans receivable                                                   29,275,181      26,140,672     23,435,550      23,190,982
Land held for development                                           1,069,458         387,551             --              --
Cash surrender value of life insurance contract                       991,009         942,597             --              --
Property and equipment                                                575,193         585,252        579,482         614,486
Other assets                                                          342,735         247,616      1,500,375         779,555
                                                                -------------- --------------- --------------  --------------

        Total Assets                                            $  39,727,162  $   38,522,690  $  34,460,473   $  36,757,724
                                                                ============== =============== ==============  ==============


LIABILITIES AND RETAINED INCOME
Deposits                                                        $  33,175,007  $   34,037,345     30,135,587      32,811,380
Federal Home Loan Bank advances                                     1,500,000              --             --              --
Other liabilities                                                     260,195         100,289        170,754         123,838
                                                                -------------- --------------- --------------  --------------

            Total liabilities                                      34,935,202      34,137,634     30,306,341      32,935,218

Retained income - substantially restricted                          4,840,922       4,434,753      4,154,132       3,822,506
Unrealized loss on investment securities
     available for sale, net of tax                                   (48,962)        (49,697)            --              --
                                                                -------------- --------------- --------------  --------------
                                                                    4,791,960       4,385,056      4,154,132       3,822,506
                                                                -------------- --------------- --------------  --------------

            Total liabilities and retained income               $  39,727,162  $   38,522,690  $  34,460,473   $  36,757,724
                                                                ============== =============== ==============  ==============






Source: Citizens Savings Bank of Frankfort's Audited and Unaudited Financial Statements

                                                                       EXHIBIT 3


                      CITIZENS SAVINGS BANK AND SUBSIDIARY
                               FRANKFORT, INDIANA

                        Consolidated Statements of Income
             For the nine months ended March 31, 1997 and 1996, and
                        For the year ended June 30, 1996


                                                                              For the nine months          Year ended
                                                                                ended March 31,             June 30,
                                                                             1997            1996             1996
                                                                         --------------- ---------------  --------------
                                                                           (Unaudited)
Interest income:
      Interest on loans                                                  $    2,379,618  $    2,069,266   $   2,803,774
      Other interest income                                                     240,329         295,711         382,453
                                                                         --------------- ---------------  --------------
                  Total interest income                                       2,619,947       2,364,977       3,186,227
Interest expense:
      Interest on deposits                                                    1,227,014       1,148,894       1,538,886
      Interest on borrowings                                                    134,852          81,731         114,253
                                                                         --------------- ---------------  --------------
                  Total interest expense                                      1,361,866       1,230,625       1,653,139
                                                                         --------------- ---------------  --------------

                  Net interest income                                         1,258,081       1,134,352       1,533,088

Provision for loan losses                                                        32,000          63,000          80,000
                                                                         --------------- ---------------  --------------
                  Net interest income after provision
                       for loan losses                                        1,226,081       1,071,352       1,453,088

Other income:
      Fees and service charges                                                  105,152         114,298         152,379
      Loss on sale of investments                                               (60,244)             --             --
      Other                                                                      59,391          68,734          94,097
                                                                         --------------- ---------------  --------------
                  Total other income                                            104,299         183,032         246,476

Other expenses:
      Salaries and employee benefits                                            351,710         304,683         414,730
      Occupancy expense                                                          83,750          82,311         117,967
      Data processing expense                                                    80,387          75,002         101,675
      Federal insurance premium                                                 252,960          56,946          76,868
      Other                                                                     192,195         186,835         256,137
                                                                         --------------- ---------------  --------------
                  Total other expenses                                          961,002         705,777         967,377
                                                                         --------------- ---------------  --------------

Income before income taxes                                                      369,378         548,607         732,187
Income taxes                                                                    125,062         192,027         253,257
                                                                         --------------- ---------------  --------------

Net income                                                               $      244,316  $      356,580   $     478,930
                                                                         =============== ===============  ==============




Source: Citizens Savings Bank of Frankfort's Audited and Unaudited Financial Statements

                                                                       EXHIBIT 4

                      CITIZENS SAVINGS BANK AND SUBSIDIARY
                               FRANKFORT, INDIANA

                        Consolidated Statements of Income
                     Years ended June 30, 1992 through 1995


                                                                         Year ended June 30,
                                                   -----------------------------------------------------------------
                                                       1995            1994            1993             1992
                                                   --------------  --------------  ---------------  ----------------

Interest income:
      Interest on loans                            $   2,383,591   $   2,045,736   $    2,138,047   $     2,276,987
      Other interest income                              358,661         378,080          424,709           696,211
                                                   --------------  --------------  ---------------  ----------------
          Total interest income                        2,742,252       2,423,816        2,562,756         2,973,198
Interest expense:
      Interest on deposits                             1,341,925       1,273,229        1,422,862         1,911,777
      Interest on borrowings                              28,812              --               --             9,603
                                                   --------------  --------------  ---------------  ----------------
          Total interest expense                       1,370,737       1,273,229        1,422,862         1,921,380

          Net interest income                          1,371,515       1,150,587        1,139,894         1,051,818

Provision for loan losses                                 32,000          12,000           19,000            12,000
                                                   --------------  --------------  ---------------  ----------------
          Net interest income after provision
               for loan losses                         1,339,515       1,138,587        1,120,894         1,039,818

Other income:
      Fees and service charges                           151,726         120,440           96,781            92,039
      Gain on sale of investments and mortgage-
        backed securities                                     --              --           75,610            16,827
      Other                                               69,731          76,850           63,266            25,483
                                                   --------------  --------------  ---------------  ----------------
          Total other income                             221,457         197,290          235,657           134,349

Other expenses:
      Salaries and employee benefits                     387,245         330,924          318,986           252,004
      Occupancy expense                                  109,842         105,049          101,794           108,042
      Data processing expense                            104,619          97,932           94,243            84,828
      Federal insurance premium                           75,078          71,468           65,776            75,678
      Other                                              247,470         257,935          237,486           232,134
                                                   --------------  --------------  ---------------  ----------------
          Total other expenses                           924,254         863,308          818,285           752,686
                                                   --------------  --------------  ---------------  ----------------

Income before income taxes                               636,718         472,569          538,266           421,481
Income taxes                                             230,549         165,976          206,640           158,205
                                                   --------------  --------------  ---------------  ----------------
Income before cumulative effect of
  change in accounting principle                         406,169         306,593          331,626           263,276
Cumulative effect of change in accounting
  for income taxes                                            --         (25,972)              --                --
                                                   --------------  --------------  ---------------  ----------------

Net income                                         $     406,169   $     280,621   $      331,626   $       263,276
                                                   ==============  ==============  ===============  ================





Source: Citizens Savings Bank of Frankfort's Audited and Unaudited Financial Statements

                                                                       EXHIBIT 5






                    Selected Consolidated Financial Condition
                  Data At March 31, 1997, and at June 30, 1992
                                  through 1996



                                            March 31,                                June 30,
                                          --------------
                                                         ------------------------------------------------------------------
                                              1997           1996         1995         1994          1993         1992
                                          -------------- ------------------------------------------------------------------
                                           (Unaudited)                      (In thousands)
Summary of Financial Condition:

Total assets                                   $ 45,153      $ 44,235     $ 39,727      $ 38,523     $ 34,460     $ 36,758
Loans receivable                                 37,216        34,392       29,276        26,141       23,436       23,191
Cash on hand and in other institutions(1)           323           655          777         1,461          377          307
Investment securities available for sale            159         3,003        2,832         2,677        1,652        2,209
Cash surrender value
   of life insurance contract                     1,066         1,035          991           943          885           -0-
FHLB advances                                     2,000         3,000        1,500            -0-          -0-          -0-
Deposits                                         37,255        35,600       33,175        34,037       30,136       32,811
Retained income                                   5,564         5,320        4,841         4,435        4,154        3,823
Unrealized loss on investment
  securities available for sale                      -0-          (51)         (49)          (50)          -0-          -0-







(1) Includes certificates of deposit in other financial institutions.




Source:  Citizens Bancorp's Prospectus

                                                                       EXHIBIT 6

                            Income and Expense Trends
              For the Nine Months Ended March 31, 1997 and 1996 and For the Fiscal Years Ended June 30, 1992 through 1996





                                           Nine Months Ended
                                               March 31,                          Year Ended June 30,
                                        --------------------------------------------------------------------------------
                                         1997        1996         1996       1995        1994        1993        1992
                                        --------    --------     --------   --------    --------   ---------    --------
Summary of Operating Data:                  (Unaudited)                       (In thousands)

Total interest income                   $ 2,620     $ 2,365      $ 3,186    $ 2,742     $ 2,424     $ 2,563     $ 2,973
Total interest expense                    1,362       1,231        1,653      1,370       1,273       1,423       1,921
                                        --------    --------     --------   --------    --------   ---------    --------
        Net interest income               1,258       1,134        1,533      1,372       1,151       1,140       1,052
Provisions for loan losses                   32          63           80         32          12          19          12
                                        --------    --------     --------   --------    --------   ---------    --------
        Net interest income after
          provision for loan losses       1,226       1,071        1,453      1,340       1,139       1,121       1,040
Other income:
    Fees and service charges                105         114          152        151         120          97          92
    Other                                    (1)         69           94         70          77         139          42
                                        --------    --------     --------   --------    --------   ---------    --------
        Total other income                  104         183          246        221         197         236         134
Other expenses:
    Salaries and employee benefits          352         305          415        387         331         319         252
    Occupancy expense                        84          82          118        109         105         102         108
    Data processing expense                  80          75          101        105          98          94          85
    Federal insurance premiums              253          57           77         75          71          66          76
    Other                                   192         187          256        248         258         237         232
                                        --------    --------     --------   --------    --------   ---------    --------
        Total other expenses                961         706          967        924         863         818         753
                                        --------    --------     --------   --------    --------   ---------    --------
Income before income tax                    369         548          732        637         473         539         421
Income tax expense                          125         192          253        231         166         207         158
                                        --------    --------     --------   --------    --------   ---------    --------
Accounting change                                                                           (26)
        Net income                      $    244    $    356     $    479   $    406    $    281   $    332     $    263
                                        ========    ========     ========   ========    ========   =========    ========














Source:  Citizens Bancorp's Prospectus

                                                                       EXHIBIT 7


                            Normalized Earnings Trend
                 For the Twelve Months Ended March 31, 1997, and
             For the Fiscal Years Ended June 30, 1994, 1995 and 1996



                                           Twelve months
                                              Ended                  Fiscal years ended
                                             March 31,                    June 30,
                                                            --------------------------------------
                                               1997         1996         1995         1994
                                             ---------      ----------   ----------   ------------
                                                            (Dollars In Thousands)

Net income after taxes                     $      367       $     479    $     406    $       281

Net income before taxes and effect
     of accounting adjustments                    553             732          637            473

Income adjustments
     Loss on sale of securities                    60             ---          ---            ---

Expense adjustments
     Effect of change in accounting               ---             ---          ---            (39)
     SAIF assessment                             (211)            ---          ---            ---

Normalized earnings before taxes                  824             732          637            512

Taxes                                             330 (1)         253 (1)      231 (1)        205 (1)
                                           -----------      ----------   ----------   ------------

Normalized earnings after taxes            $      494       $     479    $     406    $       307
                                           ===========      ==========   ==========   ============




(1)  Based on tax rate of 40.00 percent


Source:  Citizens Savings Bank's audited and unaudited financial statements

                                                                       EXHIBIT 8


                             Performance Indicators
              For The Nine Months Ended March 31, 1997 and 1996 and For the Fiscal Years Ended June 30, 1992 through 1996



                                                Nine Months Ended
                                                      March 31,                             Years ended June 30,
                                              ------------------------------------------------------------------------------------
                                                 1997        1996         1996        1995         1994        1993          1992
                                              ----------- -----------   ----------  ----------  -----------  ----------   --------
Supplemental Data:

Interest rate spread during period                 3.71%       3.76%        3.75%       3.69%        3.14%       3.29%      2.62%
Net yield on interest-earning assets(1)(2)         3.99%       3.99%        3.99%       3.92%        3.38%       3.56%      3.00%
Return on assets (2) (3)                           0.72%       1.15%        1.15%       1.07%        0.77%       0.94%      0.72%
Return on equity (2) (4)                           6.05%       9.56%        9.52%       8.89%        6.58%       8.30%      7.15%
Equity to assets (5)                              12.32%      12.09%       11.91%      12.06%       11.38%      12.05%     10.40%
Average interest-earning assets to average
  interest-bearing liabilities                   106.22%     105.37%      105.61%     105.84%      106.54%     106.20%    106.84%
Non-performing assets to total assets (5)          0.45%       0.53%        0.50%       0.35%        0.61%       1.02%      1.27%
Allowance for loan losses to total loans
  outstanding (5)                                  0.46%       0.37%        0.40%       0.16%        0.19%       0.16%      0.12%
Allowance for loan losses to non-performing
  loans (5)                                       84.12%      53.41%       62.51%      33.19%       20.89%      10.92%      5.79%
Net charge-offs to average total loans
  outstanding                                      0.004%      0.04%        0.04%      (0.12)%      (0.004)%    (0.03)%    (0.05)%
Other expenses to average assets (2)(6)            2.82%       2.28%        2.32%       2.44%        2.38%       2.33%      2.06%


(1)  Net interest income divided by average interest-earning assets.
(2) Information for nine months ended March 31, 1997 and 1996, has been annualized. Interim results are not necessarily indicative of the result of operations for an entire year.
(3)  Net income divided by average total assets.
(4)  Net income divided by average total equity.
(5)  At end of period.
(6)  Other expenses divided by average total assets.



Source:  Citizens Bancorp's Prospectus

                                                                       EXHIBIT 9


                              Volume/Rate Analysis
              For the Nine Months Ended March 31, 1997 and 1996 and
             For the Fiscal Years Ended June 30, 1996, 1995 and 1994

                                           Nine Months Ended
                                               March 31,                                  Year ended June 30,
                                                                    ----------------------------------------------------------------
                                             1997 vs. 1996                   1996 vs. 1995                     1995 vs. 1994
                                    ----------------------------------------------------------------   -----------------------------
                                        Increase                          Increase                        Increase
                                       (Decrease)         Total          (Decrease)         Total        (Decrease)       Total
                                         Due to           Increase         Due to           Increase       Due to         Increase
                                    ------------------              ---------------------            ------------------
                                    Volume     Rate       (Decrease) Volume       Rate      (Decrease)Volume      Rate    (Decrease)
                                    --------  --------    -------   ----------  ---------  ---------   ---------  ------- ---------
                                                                             (In thousands)
Interest-earning assets:
     Interest-bearing deposits      $  15   $   (30)  $    (15)    $    (32)  $     32    $     0    $   (130)  $     60  $ (70)
     FHLB stock                         0         0          0            0          3          3           0          4      4
     Investment securities            (54)       13        (41)          10         11         21          17         29     46
     Loans receivable                 334       (23)       311          336         84        420         300         38    338
                                    ------  --------  ---------   ----------  ---------  ---------   ---------  --------- ------
        Total                       $ 295   $   (40)  $    255     $    314   $    130    $   444    $    187   $    131  $ 318
                                    ======  ========  =========   ==========  =========  =========   =========  ========= ======

Interest-bearing liabilities:
     Deposits                       $  73   $     5   $     78     $     79   $    118    $   197    $     27   $     42  $  69
     FHLB advances                     66       (13)        53           87         (2)        85          28            --  28
                                    ------  --------  ---------   ----------  ---------  ---------   ---------  --------- ------
        Total                       $ 139   $    (8)  $    131     $    166   $    116    $   282    $     55   $     42  $  97
                                    ======  ========  =========   ==========  =========  =========   =========  ========= ======

Net change in net interest income   $ 156   $   (32)  $    124     $    148   $     14    $   162    $    132   $     89  $ 221
                                    ======  ========  =========   ==========  =========  =========   =========  ========= ======






Source:  Citizens Bancorp's Prospectus

                                                                      EXHIBIT 10



                                                    At           Nine Months Ended
                                                March 31,            March 31,                    Year ended June 30,
                                                               -----------------------    ------------------------------------
                                                   1997           1997         1996         1996         1995         1994
                                                -----------    -----------   ---------    ----------   ----------   ----------
                                                 Average        Average      Average       Average      Average      Average
                                                   Rate           Rate         Rate         Rate         Rate         Rate
                                                -----------    -----------   ---------    ----------   ----------   ----------


Interest-bearing deposits                         5.97%          5.02%        6.00%         5.85%        4.89%        3.79%
FHLB stock                                        7.85%          7.84%        8.03%         7.91%        7.06%        5.83%
Investments securities                            6.39%          6.31%        5.91%         5.81%        5.43%        4.35%
Loans receivable                                  8.61%          8.73%        8.79%         8.77%        8.48%        8.33%
                                                -----------    -----------   ---------    ----------   ----------   -------
     Total interest-earning assets                8.35%          8.30%        8.32%         8.29%        7.84%        7.13%

Deposits                                          4.52%          4.50%        4.48%         4.47%        4.12%        3.99%
FHLB advances                                     5.87%          5.49%        6.05%         5.94%        6.24%         -0-%
                                                -----------    -----------   ---------    ----------   ----------   -------
     Total interest-bearing liabilities           4.59%          4.59%        4.56%         4.54%        4.15%        3.99%

                                                  3.76%          3.71%        3.76%         3.75%        3.69%        3.14%
                                                ===========    ===========   =========    ==========   ==========   =======

                                                   -0-%          3.99%        3.99%         3.99%        3.92%        3.38%
                                                ===========    ===========   =========    ==========   ==========   =======



Interest rate spread is calculated by substacting combined weighted average interest rate cost from combined weighted avarage interest rate earned for the period indicated. Interest rate spread figures must be considered in light of the relationship between the amounts of interest-earning assets and interest-bearing liabilities.

The net yield on weighted average interest-earning assets is calculated by dividing net interest income by weighted average interest-earning assets for the period indicated. No net yield figure is presented at March 31, 1997, because the computation of net yield is applicable only over a period rather than at a specific date.

                                                                      EXHIBIT 11

             Interest Rate Sensitivity of Net Portfolio Value (NPV)
                                At March 31, 1997





                                             At March 31, 1997
                                        ----------------------------
     Assumed              Board
    Change in             Limit
  Interest Rates        % Change         $ Change        % Change
  (Basis Points)         in NPV           in NPV          in NPV
 -----------------    --------------    ------------    ------------
                                        (In Thousands)

       +400                -45            $  (2,337)            (34)
       +300                -35               (1,714)            (25)
       +200                -25               (1,099)            (16)
       +100                -20                 (513)             (7)
        0                   0                     0               0
       -100                -20                  345               5
       -200                -25                  375               5
       -300                -35                  289               4
       -400                -45                  326               5











Source:  Citizens Bancorp's Prospectus

                                                                      EXHIBIT 12

     Loan Portfolio Composition At March 31, 1997, and at June 30, 1992 through 1996


                                  At March 31,                                  At June 30,
                              ---------------------  ----------------------------------------------------------------
                                       1997                  1996                   1995                 1994
                              ---------------------  --------------------- --------------------- --------------------
                                Amount    Percent     Amount     Percent     Amount    Percent    Amount    Percent
                              ----------- ---------  ---------- ---------- --------------------- ---------- ---------
                                                                                    (Dollars in thousands)
Type of Loan:
Real estate mortgage loans:
    Residential                 $ 29,402    79.00%  $ 26,240     76.30%    $ 22,287    76.13%      $20,677    79.10%
    Nonresidential                   846     2.28%       695      2.02%         635     2.17%          647     2.47%
    Multi-family                   1,563     4.20%     1,596      4.64%       1,680     5.74%        1,665     6.37%
Construction loans:                  991     2.66%       870      2.53%         356     1.22%           --       --
Consumer loans:
    Single pay                     1,825     4.90%     2,110      6.14%       1,795     6.13%          558     2.13%
    Installment                    1,493     4.01%     1,288      3.74%       1,068     3.65%          836     3.20%
    Share                             15     0.04%        63      0.18%           7     0.02%            5     0.02%
    Home equity                    2,003     5.38%     1,949      5.67%       1,973     6.74%        1,863     7.13%
    Home improvement                   9     0.03%        11      0.03%          14     0.04%           22     0.08%
                                --------   ------    -------    ------      -------   ------        ------   -------
       Gross loans receivable   $ 38,147   102.50%  $ 34,822    101.25%    $ 29,815   101.84%      $26,273   100.50%

Types of Security:
    Residential real estate     $ 33,997    91.35%  $ 30,861     89.73%    $ 26,043    88.96%      $23,248    88.93%
    Nonresidential                 1,108     2.98%     1,072      3.12%       1,116     3.81%          647     2.47%
    Multi-family real estate       1,563     4.20%     1,596      4.64%       1,681     5.74%        1,665     6.37%
    Deposits                         116     0.31%       165      0.48%          82     0.28%           50     0.19%
    Auto                           1,025     2.76%       832      2.42%         691     2.36%          513     1.96%
    Other security                   220     0.59%       214      0.62%         121     0.41%           66     0.25%
    Unsecured                        118     0.31%        82      0.24%          81     0.28%           84     0.33%
                                --------   ------    -------    ------      -------   ------        ------   -------
       Gross loans receivable   $ 38,147   102.50%  $ 34,822    101.25%    $ 29,815   101.84%      $26,273   100.50%
Deduct:
Deferred loan fees                 $ 103     0.28%        95      0.28%          86     0.29%           76     0.28%
Allowance for loan losses            172     0.46%       138      0.40%          46     0.16%           49     0.19%
Loans in process                     656     1.76%       197      0.57%         407     1.39%            7     0.03%
                                --------   ------    -------    ------      -------   ------        ------   -------
    Net loans receivable        $ 37,216   100.00%  $ 34,392    100.00%    $ 29,276   100.00%      $26,141   100.00%

Mortgage Loans:
    Adjustable-rate            $   9,798    30.67$     9,241     32.30$       9,319    37.6$%        7,849    33.96$
    Fixed-rate                    22,153    69.33%    19,368     67.70%      15,410    62.32%       15,266    66.04%
                                --------   ------    -------    ------      -------   ------        ------   -------
       Total                    $ 31,951   100.00%  $ 28,609    100.00%    $ 24,729   100.00%      $23,115   100.00%



                                               At June 30,
                                ------------------------------------------
                                        1993                  1992
                                --------------------  --------------------
                                 Amount    Percent     Amount    Percent
                                ---------- ---------  ---------- ---------

Type of Loan:
Real estate mortgage loans:
    Residential                 $ 18,704     79.81%    $ 18,267    78.77%
    Nonresidential                   514      2.19%         613     2.64%
    Multi-family                   1,680      7.17%       1,579     6.81%
Construction loans:                   --        --           --       --
Consumer loans:
    Single pay                       361      1.54%         303     1.31%
    Installment                      674      2.88%         752     3.24%
    Share                             47      0.20%         138     0.60%
    Home equity                    1,549      6.61%       1,517     6.54%
    Home improvement                  44      0.19%          97     0.42%
                                 -------    ------      -------   ------
       Gross loans receivable   $ 23,573    100.59%    $ 23,266   100.33%

Types of Security:
    Residential real estate     $ 20,594     87.88%    $ 20,191    87.07%
    Nonresidential                   514      2.19%         613     2.64%
    Multi-family real estate       1,680      7.17%       1,579     6.81%
    Deposits                         110      0.47%         207     0.89%
    Auto                             374      1.59%         390     1.68%
    Other security                   220      0.94%         174     0.76%
    Unsecured                         81      0.35%         112     0.48%
                                 -------    ------      -------   ------
       Gross loans receivable   $ 23,573    100.59%    $ 23,266   100.33%
Deduct:
Deferred loan fees                    52      0.23%          48     0.21%
Allowance for loan losses             38      0.16%          27     0.12%
Loans in process                      47      0.20%          --       --
                                 -------    ------      -------   ------
    Net loans receivable        $ 23,436    100.00%    $ 23,191   100.00%

Mortgage Loans:
    Adjustable-rate                8,357     39.77$       9,295    45.20%
    Fixed-rate                    12,657     60.23%      11,270    54.80%
                                 -------    ------      -------   ------
       Total                    $ 21,014    100.00%    $ 20,565   100.00%

                                                                      EXHIBIT 13

                             Loan Maturity Schedule
                                At June 30, 1996


                                                           Due During Years Ended June 30,
                                -----------------------------------------------------------------------------------------
                                                                                2000            2002            2007
                                                                                and           through         through
                                    1997        1998            1999            2001            2006            2011
                                ---------    ------------   -------------   -------------   -------------   -------------
                                                                   (In Thousands)
Real estate mortgage loans:
       Residential loans         $    33           $  18           $ 104           $ 263         $ 2,890        $ 14,114
       Multi-family loans             --              --              --              --             245           1,351
       Nonresidential loans           --              --              --              38              83             574
Construction loans                   870              --              --              --              --              --
Installment loans                     59             266             365             488             110              --
Single pay loans                   1,748             167              96              99              --              --
Loans secured by
       deposits                       48              15              --              --              --              --
Home equity loans                     --              --              --              --              --              --
Home improvement
  loans                               --              --               3               8              --              --
                                ---------    ------------   -------------   -------------   -------------   -------------
       Total                     $ 2,758           $ 466           $ 568           $ 896         $ 3,328        $ 16,039
                                =========    ============   =============   =============   =============   =============


                                                                   Due After June 30, 1997
                                         ----------------------------------------------------------------------------
                                          Fixed Rates                          Variable Rates              Total
                                                                        (In thousands)

Real estate mortgage loans:
       Residential loans                    $ 19,221                         $ 6,986                        $ 26,207
       Multi-family loans                         --                           1,596                           1,596
       Nonresidential loans                       41                             654                             695
Construction loans                                --                              --                              --
Installment loans                              1,229                              --                           1,229
Single pay loans                                 202                             160                             362
Loans secured by
       deposits                                   15                              --                              15
Home equity loans                                 --                           1,949                           1,949
Home improvement
  loans                                           11                              --                              11
                                         ------------                   -------------                   -------------
       Total                                $ 20,719                        $ 11,345                        $ 32,064
                                         ============                   =============                   =============



Source:  Citizens Bancorp's Prospectus

                                                                      EXHIBIT 14


                                Loan Originations
             For The Nine Months Ended March 31, 1997 and 1996, and
                 For the Years Ended June 30, 1994 through 1996

                                       Nine Months Ended
                                           March 31,                        Years ended June 30,
                                  ----------------------------      -------------------------------------
                                          1997           1996         1996         1995          1994
                                  -------------  -------------      ----------   ----------   -----------
                                                              (In thousands)
Loans originated:
   Real estate mortgage loans:
      Residential loans                $ 7,344        $ 6,055         $ 8,738      $ 5,748       $ 7,216
      Nonresidential loans                 202            111             175          190           108
      Multi-family loans                   102             --              --           56            48
   Construction loans                    1,559          1,183           1,603          356            --
   Installment loans                       973            746           1,076          961           767
   Single pay loans                      1,933          1,940           2,834        3,063         1,582
   Loans secured by deposits                 5             27              63            6             5
   Home equity loans                       848            662             930        1,054         1,335
   Home improvement loans                   --             --              --           --            --
                                  -------------  -------------      ----------   ----------   -----------
         Total originations             12,966         10,724          15,419       11,434        11,061
Loans purchased                             --             --              64           --           311
Reductions:
   Principal loan repayments            (9,990)        (7,475)        (10,279)      (8,263)       (8,643)
   Loans sold                              (91)            --              --           --            --
                                  -------------  -------------      ----------   ----------   -----------
   Transfers from loans to real
     estate owned                           --             --              --           --            --
                                  -------------  -------------      ----------   ----------   -----------
         Total reductions              (10,081)        (7,475)        (10,279)      (8,263)       (8,643)
   Decrease in other items (1)             (60)           (23)            (88)         (37)        $ (24)
                                  -------------  -------------      ----------   ----------   -----------
   Net increase (decrease)               2,825          3,226           5,116        3,134         2,705
                                  =============  =============      ==========   ==========   ===========




(1) Other items consist of amortization of deferred loan origination costs and the provision for losses on loans.










Source:  Citizens Bancorp's Prospectus

                                                                      EXHIBIT 15

                                Delinquent Loans
                  For the Nine Months Ended March 31, 1997 and
                          At June 30, 1994 through 1996





                                        At March 31, 1997               At June 30, 1996                At June 30, 1995
                                    ---------------------------     --------------------------     ---------------------------
                                                    90 Days                         90 Days                         90 Days
                                    60-89 Days      or More         60-89 Days      or More         60-89 Days      or More
                                    ------------  -------------     ------------  ------------     -------------  ------------
                                     Principal     Principal         Principal     Principal        Principal      Principal
                                    Balance of     Balance of       Balance of    Balance of        Balance of    Balance of
                                       Loans         Loans             Loans         Loans            Loans          Loans
                                    ------------  -------------     ------------  ------------     -------------  ------------

Residential mortgage loans                $25           $ 95            $ 158          $ 89             $ 133          $ 41
Nonresidential mortgage loans              --             --               --            --                --            --
Multi-family mortgage loans                --             --               --            --                --            --
Installment loans                          --             18               16            35                25             9
Single pay loans                           --              1               24            12                 2            27
Loans secured by deposit                   --             --               --            --                --            --
Home equity loans                         128             51                6            45                10            21
Home improvement loans                     --             --               --            --                --            --
                                    ------------  -------------     ------------  ------------     -------------  ------------
      Total                               $253          $165            $ 204         $ 181             $ 170          $ 98



                                          At June 30, 1994
                                     ---------------------------
                                                      90 Days
                                      60-89 Days      or More
                                     -------------  ------------
                                      Principal      Principal
                                      Balance of    Balance of
                                        Loans          Loans
                                     -------------  ------------

Residential mortgage loans                $ 199         $ 134
Nonresidential mortgage loans                --            27
Multi-family mortgage loans                  --            --
Installment loans                             7            18
Single pay loans                             --            --
Loans secured by deposit                     --            --
Home equity loans                            --            15
Home improvement loans                       --             2
                                     -------------  ------------
      Total                               $ 206         $ 196




Source:  Citizens Bancorp's Prospectus

                                                                      EXHIBIT 16


                              Nonperforming Assets
                              At March 31, 1997 and
                          At June 30, 1994 through 1996


                                                 At March 31,                       At June 30,
                                                ----------------    --------------------------------------------
                                                     1997              1996            1995            1994
                                                ----------------    ------------    ------------   -------------
                                                  (Unaudited)                     (In Thousands)
Non-performing assets:
     Non-performing loans                            $      165      $      181      $       98      $      196
     Troubled debt restructurings                            40              41              42              40
                                                ----------------    ------------    ------------   -------------

           Total non-performing loans                       205             222             140             236

     Foreclosed real estate                                  --              --              --              --
                                                ----------------    ------------    ------------   -------------
           Total non-performing assets               $      205      $      222      $      140      $      236
                                                ================    ============    ============   =============

Non-performing loans to total loans                        0.55%           0.64%           0.48%           0.90%
                                                ================    ============    ============   =============

Non-performing assets to total assets                      0.45%           0.50%           0.35%           0.61%
                                                ================    ============    ============   =============






Source:  Citizens Bancorp's Prospectus

                                                                      EXHIBIT 17


                                Classified Assets
                                At March 31, 1997



                                                      At March 31,
                                                         1997
                                                    -----------------
                                                       (Unaudited)
                                                     (In thousands)

     Substandard assets                                $      119
     Doubtful assets                                            --
     Loss assets                                                --
                                                     -------------
           Total classified assets                     $      119
                                                     =============

     General loss allowances                           $      172
     Specific loss allowances                                   --
                                                     -------------
           Total allowances                            $      172
                                                     =============














Source:  Citizens Bancorp's Prospectus

                                                                      EXHIBIT 18

                            Allowance for Loan Losses
             For the Nine Months Ended March 31, 1996 and 1997, and
                 For the Years Ended June 30, 1994 through 1996

                                                    Nine Months Ended
                                                        March 31,                     Year Ended June 30,
                                               ---------------------------------------------------------------------
                                                   1997          1996           1996          1995          1994
                                                 ----------    ----------   ------------- ------------  ------------
                                                                                    (Dollars in thousands)

Balance at beginning of period                 $       138   $        46    $         46  $        49   $        38
Charge-offs
   Residential mortgage loans                          ---           ---             ---          ---           ---
   Nonresidential loans                                ---           ---             ---          ---           ---
   Multifamily loans                                   ---           ---             ---          ---           ---
   Construction loans                                  ---           ---             ---          ---           ---
   Installment loans                                   ---           ---             ---          (11)           (6)
   Single pay loans                                    ---           ---             ---          (26)          ---
   Loans secured by deposits                           ---           ---             ---          ---           ---
   Home equity loans                                   ---           ---             ---          ---           ---
   Home improvement loans                              ---           ---             ---          ---           ---
                                                                                                          ----------
      Total charge-offs                                ---           ---             ---          (37)           (6)
                                                 ----------    ----------      ----------   ----------    ----------

Recoveries:                                              2            12              12            2             5
                                                 ----------    ----------      ----------   ----------    ----------

Net (charge-offs) recoveries                             2            12              12          (35)           (1)
Provision for losses on loans                           32            63              80           32            12
                                               ============  ============   ============= ============  ============
Balance at end of period                       $       172   $       121    $        138  $        46   $        49
                                               ============  ============   ============= ============  ============

Allowance for loan losses as a
   percent of total loans outstanding                 0.46%         0.37%           0.40%        0.16%         0.19%
                                               ============  ============   ============= ============  ============

Ratio of net (charge-offs) recoveries
   to average loans outstanding                      0.004%         0.04%           0.04%       (0.12)%       (0.004)%
                                               ============  ============   ============= ============  ============




Source:  Citizens Bancorp's Prospectus

                                                                      EXHIBIT 19


                        Investment Portfolio Composition
                             At March 31, 1997, and
                          At June 30, 1994 through 1996


                                                                                At June 30,
                                                     ------------------------------------------------------------------
                              At March 31, 1997        1996                   1995                  1994
                             ---------------------   ---------------------  --------------------- ---------------------
                             Amortized   Market      Amortized   Market     Amortized   Market    Amortized   Market
                               Cost       Value        Cost       Value       Cost       Value      Cost       Value
                             ---------- ----------   ---------- ----------  ---------  ---------- ---------- ----------
                                 (Unaudited)                    (Dollars in thousands)

Available for sale:
   Equity interests in pooled
     investment trusts     $       159    $   159    $   3,087  $   3,003   $   2,913  $   2,832  $   2,759  $   2,677
FHLB stock                         332        332          332        332        332         332        332        332
                             ---------- ----------   ---------- ----------  ---------  ---------- ---------- ----------
           Total investment$       491    $   491    $   3,419  $   3,335   $   3,245  $   3,164  $   3,091  $   3,009
                             ========== ==========   ========== ==========  =========  ========== ========== ==========

                                                                      EXHIBIT 20

                                 Mix of Deposits
              At March 31, 1997, and at June 30, 1994 through 1996

                                               March 31,                              June 30,
                                       ------------------   --------------------------------------------------------------
                                                1997              1996                   1995               1994
                                       ------------------   -------------------    -----------------  --------------------
                                                  Percent              Percent               Percent              Percent
                                        Amount   of Total    Amount    of Total    Amount   of Total   Amount     of Total
                                                                            (Dollars in thousands)
Withdrawable:
   Fixed rate passbook accounts        $ 6,665     17.90%    $ 6,698     18.82%    $ 6,893    20.78%   $ 8,171     24.01%
   Variable rate, money market           3,130      8.40%      3,031      8.51%      2,768     8.34%     3,169      9.31%
   NOW accounts                          4,133     11.09%      4,074     11.44%      3,586    10.81%     3,706     10.89%
                                       -------    ------     -------    ------     -------   ------    -------    ------

      Total withdrawable               $13,928     37.39%    $13,803     38.77%    $13,247    39.93%   $15,046     44.21%
                                       =======    ======     =======    ======     =======   ======    =======    ======

Certificate (original terms):
   3 month                             $ 1,448      3.89%    $ 2,862      8.04%    $ 1,562     4.71%   $ 2,248      6.60%
   6 month                               5,090     13.66%      2,543      7.14%      2,148     6.47%     3,264      9.59%
   12 month                                923      2.48%        943      2.65%        972     2.93%     1,310      3.85%
   13 month                              2,047      5.49%      2,010      5.65%      1,974     5.95%         0      0.00%
   18 month                                583      1.57%        301      0.85%        238     0.72%       400      1.17%
   23 month                              4,457     11.96%      3,684     10.35%      2,495     7.52%       282      0.83%
   30 month                              1,162      3.12%      1,330      3.74%      1,796     5.41%     2,296      6.75%
   36 month                                939      2.52%      1,239      3.48%      1,504     4.53%     1,757      5.16%
   Other certificates                    3,462      9.29%      3,755     10.54%      4,083    12.31%     4,318     12.69%
                                       -------    ------     -------    ------     -------   ------    -------    ------
Total certificates                      20,111     53.98%     18,667     52.44%     16,772    50.55%    15,875     46.64%
                                       -------    ------     -------    ------     -------   ------    -------    ------

IRA's
   Variable rate, money market             198      0.53%        224      0.63%        319     0.96%       511      1.50%
   6 months                                 33      0.09%         36      0.10%         35     0.11%        39      0.11%
   12 months                               166      0.44%        163      0.46%        254     0.77%       356      1.05%
   18 months                                33      0.09%          0      0.00%          0     0.00%         0      0.00%
   23 months                             1,387      3.72%        946      2.66%        423     1.28%         0      0.00%
   30 months                                 0      0.00%          0      0.00%          6     0.02%         6      0.02%
   36 months                             1,261      3.39%      1,629      4.58%      1,955     5.89%     2,134      6.27%
   Other certificates                      138      0.37%        132      0.36%        164     0.49%        70      0.20%
                                       -------    ------     -------    ------     -------   ------    -------    ------
   Total IRA's                           3,216      8.63%      3,130      8.79%      3,156     9.52%     3,116      9.15%
                                       -------    ------     -------    ------     -------   ------    -------    ------
      Total deposits                   $37,255    100.00%    $35,600    100.00%    $33,175   100.00%   $34,037    100.00%
                                       =======               =======               =======             =======


Source:  Citizens Bancorp's Prospectus

                                                                      EXHIBIT 21

                                Deposit Activity
              At March 31, 1997, and at June 30, 1994 through 1996



                                     March 31,                                        June 30,
                                ----------------------- ----------------------------------------------------------------------
                                       1997                     1996                    1995                  1994
                                ---------------------   ----------------------- ---------------------- ----------------------
                                            Increase                 Increase               Increase                Increase
                                 Amount     (Decrease)    Amount     (Decrease)   Amount    (Decrease)  Amount     (Decrease)
                                ----------------------- ----------------------------------------------------------------------
                                                                  (Dollars in thousands)
Opening balance                 $   35,600              $   33,175                $ 34,037              $ 30,136
Withdrawable:
   Fixed rate passbook accounts      6,665       (33)   $    6,698        (195) $    6,893     (1,278) $    8,171      1,596
   Variable rate, money market       3,130        99         3,031         263       2,768       (401)     3,169           1
   NOW accounts                      4,133        59         4,074         488       3,586       (120)     3,706         485
                                ----------- ---------   -----------  ---------- ----------- ---------- ----------  ----------
      Total withdrawable          $ 13,928       125      $ 13,803         556    $ 13,247     (1,799)  $ 15,046       2,082
                                =========== =========   ===========  ========== =========== ========== ==========  ==========
Certificate (original terms):
   3 month                           1,448    (1,414)   $    2,862       1,300  $    1,562       (686) $    2,248      2,131
   6 month                           5,090     2,547         2,543         395       2,148     (1,116)     3,264        (685)
   12 month                            923       (20)          943         (29)        972       (338)     1,310        (948)
   13 month                          2,047        37         2,010          36       1,974      1,974          0           0
   18 month                            583       282           301          63         238       (162)       400         (83)
   23 month                          4,457       773         3,684       1,189       2,495      2,213        282         282
   30 month                          1,162      (168)        1,330        (466)      1,796       (500)     2,296        (337)
   36 month                            939      (300)        1,239        (265)      1,504       (253)     1,757      (2,506)
   Other certificates                3,462      (293)        3,755        (328)      4,083       (235)     4,318         850
                                ----------- ---------   -----------  ---------- ----------- ---------- ----------  ----------
Total certificates               $  20,111  $  1,444     $  18,667    $  1,895   $  16,772     $  897  $  15,875    $ (1,296)
                                ----------- ---------   -----------  ---------- ----------- ---------- ----------  ----------
IRA's
   Total IRA's                       3,216        86         3,130         (26)      3,156         40      3,116       3,115
                                ----------- ---------   -----------  ---------- ----------- ---------- ----------  ----------
      Ending balance              $ 37,255     1,655      $ 35,600       2,425    $ 33,175       (862)  $ 34,037       3,901
                                ===========             ===========             ===========            ==========


Source:  Citizens Bancorp's Prospectus

                                                                      EXHIBIT 22

                             Borrowed Funds Activity
           At of For the Nine Months Ended March 31, 1997 and 1996 and
             At or For The Years Ended June 30, 1996, 1995 and 1994


                                                      At or for the
                                                       Nine Months                      At or for the Year
                                                     Ended March 31,                       Ended June 30,
                                                 ------------------------       ------------------------------------
                                                   1997          1996             1996         1995         1994
                                                 ----------    ----------       ----------   ----------   ----------
                                                                              (Dollars in thousands)

FHLB Advances:
    Outstanding at end of period                  $2,000        $2,000           $3,000        $1,500         --
    Average balance outstanding for period         3,275         1,800            1,923           462
    Maximum amount outstanding at any
       month-end during the period                 5,000         2,000            3,000         1,500         --
    Weighted average interest rate
       during the period                            5.49%         6.05%            5.94%         6.24%        --
    Weighted average interest rate at end
       of period                                    5.87%         5.93%            5.82%         5.87%        --





Source:  Citizens Bancorp's Prospectus

                                                                      EXHIBIT 23

                       LIST OF KEY OFFICERS AND DIRECTORS
                                At March 31, 1997

                                                                                                      Director              Term
            Name                     Position(s) Held with the Bank              Age (1)                Since              Expires
-----------------------       -----------------------------------------------    -------       -----------------------     -------
 Fred W. Carter               President, Chief Executive Officer and Director       65         1960-1966; 1971-present      1997
 Robert F. Ayres              Director                                              72                  1971                1998
 Perry W. Lewis               Director                                              75                  1979                1997
 John J. Miller               Director                                              57                  1975                1998
 Billy J. Wray                Director                                              65                  1995                1999
 Cindy S. Chambers            Secretary, Customer Service Manager                   42                   --                  --
 Stephen D. Davis             Controller                                            40                   --                  --
 Ralph C. Peterson, II        Senior Loan Officer                                   49                   --                  --



 (1) At October 31, 1996



             Source:  Citizens Bancorp's Prospectus

                                                                      EXHIBIT 24


                         Key Demographic Data and Trends
                   Market Area, Indiana and the United States
                               1990, 1996 and 2001




Population                          1990                1996              % Chg.         2001              % Chg.
                                -----------         -----------             ---      -----------             ---
Market Area                          30,974              32,862             6.1%          34,372             4.6%
Indiana                           5,544,159           5,853,633             5.6%       6,103,911             4.3%
United States                   248,709,873         265,294,885             6.7%     278,802,003             5.1%



Households
----------
Market Area                          11,450              12,198             6.5%          12,784             4.8%
Indiana                           2,065,355           2,188,529             6.0%       2,284,274             4.4%
United States                    91,947,410          98,239,161             6.8%     103,293,062             5.1%



Per Capita Income
-----------------
Market Area                        $ 11,849            $ 14,535            22.7%            ---              ---
Indiana                              13,149              15,275            16.2%            ---              ---
United States                        12,313              16,738            35.9%            ---              ---



Median Household Income
-----------------------
Market Area                        $ 26,148            $ 32,305            23.5%        $ 32,773             1.4%
Indiana                              28,797              32,816            14.0%          30,900            (5.8)%
United States                        28,525              34,530            21.1%          33,189            (3.9)%



Source:   Data Users Center and CACI

                                                                      EXHIBIT 25

                                Key Housing Data
                   Market Area, Indiana and the United States
    1990



                      Occupied Housing Units
                      Market Area                                      11,450
                      Indiana                                       2,065,355
                      United States                                91,947,410


                      Occupancy Rate
                      Market Area
                                   Owner-Occupied                        72.0%
                                   Renter-Occupied                       28.0%
                      Indiana
                                   Owner-Occupied                        70.2%
                                   Renter-Occupied                       29.8%
                      United States
                                   Owner-Occupied                        64.2%
                                   Renter-Occupied                       35.8%


                      Median Housing Values
                      Market Area                                    $ 40,700
                      Indiana                                          53,500
                      United States                                    79,098


                      Median Rent
                      Market Area                                       $ 326
                      Indiana                                             374
                      United States                                       374




                      Source:  U.S. Department of Commerce and CACI Sourcebook

                                                                      EXHIBIT 26

                  Major Sources of Employment by Industry Group
                   Market Area, Indiana and the United States
                                      1990


                                          Market                       United
Industry Group                             Area          Indiana       States
                                       -------------   -----------     ------

Agriculture/Mining                          7.1%           2.9%          1.3%
Construction                                7.1%           5.6%          4.8%
Manufacturing                              31.1%          25.1%         19.2%
Transportation/Utilities                    4.2%           6.6%          5.9%
Wholesale/Retail                           18.5%          21.4%         27.5%
Finance, Insurance, & Real Estate           4.5%           5.7%          7.3%
Services                                   27.5%          32.7%         34.0%





Source:  Bureau of the Census County Business Patterns

                                                                      EXHIBIT 27

                               Unemployment Rates
                   Market Area, Indiana and the United States
                               1994, 1995 and 1996



  Location                1994              1995             1996
-------------         -------------      ------------     ------------

Market Area               3.8%              3.7%             3.3%

Indiana                   4.9%              4.7%             4.1%

United States             6.1%              5.6%             5.0%







Source:  Indiana Department of Workforce Development

                                                                      EXHIBIT 28

                            Market Share of Deposits
                                 Clinton County
                                  June 30, 1996



                       Market
                       Area's                 Citizens'             Citizens'
                      Deposits                  Share                 Share
                       ($000)                  ($000)                  (%)
                    --------------          --------------         -----------

Banks                   $ 285,511                     ---              ---

Thrifts                    72,019                $ 35,603             49.4%

Credit Unions               4,544                     ---              ---
                    --------------          --------------         -----------
                        $ 362,074                $ 35,603              9.8%








Source:  Sheshunoff

                                                                      EXHIBIT 29

                       National Interest Rates by Quarter
                                    1993-1996


                             1st Qtr.     2nd Qtr.    3rd Qtr.    4th Qtr.
                               1993         1993        1993        1993

Prime Rate                     6.00%        6.00%       6.00%       6.00%
90-Day Treasury Bills          2.93%        3.07%       2.96%       3.05%
1-Year Treasury Bills          3.27%        3.43%       3.35%       3.58%
30-Year Treasury Bills         6.92%        6.67%       6.03%       6.35%


                             1st Qtr.     2nd Qtr.    3rd Qtr.    4th Qtr.
                               1994         1994        1994        1994

Prime Rate                     6.25%        7.25%       7.75%       8.50%
90-Day Treasury Bills          3.54%        4.23%       5.14%       5.66%
1-Year Treasury Bills          4.40%        5.49%       6.13%       7.15%
30-Year Treasury Bills         7.11%        7.43%       7.82%       7.88%


                             1st Qtr.     2nd Qtr.    3rd Qtr.    4th Qtr.
                               1995         1995        1995        1995

Prime Rate                     9.00%        9.00%       8.75%       8.50%
90-Day Treasury Bills          5.66%        5.58%       5.40%       5.06%
1-Year Treasury Bills          6.51%        5.62%       5.45%       5.14%
30-Year Treasury Bills         7.43%        6.71%       5.69%       5.97%

                             1st Qtr.     2nd Qtr.    3rd Qtr.    4th Qtr.
                               1996         1996        1996        1996

Prime Rate                     8.25%        8.25%       8.25%       8.25%
90-Day Treasury Bills          5.18%        5.25%       5.16%       5.07%
1-Year Treasury Bills          5.43%        5.91%       5.38%       5.57%
30-Year Treasury Bills         6.73%        7.14%       6.47%       6.67%

                             1st Qtr.
                               1997

Prime Rate                     8.50%
90-Day Treasury Bills          4.95%
1-Year Treasury Bills          5.95%
30-Year Treasury Bills         7.06%


Source:  The Wall Street Journal

30

KELLER & COMPANY
Columbus, Ohio
614-766-1426

                     THRIFT STOCK PRICES AND PRICING RATIOS
                   PUBLICLY-TRADED, SAIF INSURED INSTITUTIONS
                      (EXCLUDING MUTUAL HOLDING COMPANIES)
                               AS OF MAY 22, 1997

                                                                                       PER SHARE
                                                           -------------------------------------------------------------------------
                                                           Latest   All Time  All Time  Monthly  Quarterly  Book            12 Month
                                                           Price     High      Low      Change   Change    Value   Assets      Div.
                                     State  Exchange        ($)       ($)      ($)       (%)      (%)       ($)     ($)         ($)
FFDB     FirstFed Bancorp Incorporat   AL     NASDAQ      17.500     18.500   8.500      0.00    28.44     14.33   143.97      0.46
PLE      Pinnacle Bancshares Inc.      AL      AMSE       21.875     22.625   4.000      1.16    -2.78     17.34   224.32      0.74
SRN      Southern Banc Company Inc.    AL      AMSE       14.750     15.125  11.375      3.51     8.26     14.42    85.33      0.53
SCBS     Southern Community Bancshar   AL     NASDAQ      14.125     14.250  13.000      2.73     2.73     13.54    61.64        NA
SZB      SouthFirst Bancshares Inc.    AL      AMSE       14.750     16.000  10.625      2.61     7.27     15.82   113.15      0.50
FFBH     First Federal Bancshares of   AR     NASDAQ      18.875     20.375  10.000      7.09    -3.21     16.79   106.16        NA
HCBB     HCB Bancshares Inc.           AR     NASDAQ      13.000     13.000  12.625        NA       NA        NA       NA        NA
FTF      Texarkana First Financial C   AR      AMSE       17.375     17.500  10.000      2.96     2.21     14.70    91.71      3.45
AHM      Ahmanson & Company (H.F.)     CA      NYSE       41.250     44.875   2.688     14.58     0.30     19.05   484.09      0.88
AFFFZ    America First Financial Fun   CA     NASDAQ      37.000     37.625  14.500     21.31     7.25     28.43   363.20      1.60
BPLS     Bank Plus Corp.               CA     NASDAQ      10.125     14.000   5.000      1.25   -23.58      8.88   180.58      0.00
BVCC     Bay View Capital Corp.        CA     NASDAQ      45.250     57.250  11.250     -3.72   -20.26     29.63   469.48      0.62
BYFC     Broadway Financial Corp.      CA     NASDAQ      10.875     11.250   9.000      1.16     6.10     14.27   133.04      0.25
CFHC     California Financial Holdin   CA     NASDAQ      29.250     29.500   5.909      0.43     1.52     19.22   275.94      0.44
CENF     CENFED Financial Corp.        CA     NASDAQ      28.500     31.818   4.545      0.00    -8.80     20.05   392.92      0.32
CSA      Coast Savings Financial       CA      NYSE       41.375     48.750   1.625      4.75   -13.12     23.45   473.15      0.00
DSL      Downey Financial Corp.        CA      NYSE       20.000     22.500   1.321      7.69    -7.69     14.98   205.15      0.30
FSSB     First FS&LA of San Bernardi   CA     NASDAQ       9.250     14.500   6.875      0.00   -11.90     13.68   315.79      0.00
FED      FirstFed Financial Corp.      CA      NYSE       27.125     28.000   1.125     14.81     0.46     18.48   391.06      0.00
GLN      Glendale Federal Bank FSB     CA      NYSE       24.875    589.500   5.250     10.56   -10.36     15.31   306.00      0.00
GDW      Golden West Financial         CA      NYSE       66.500     74.250   3.875      6.61    -7.32     42.19   673.38      0.41
GWF      Great Western Financial       CA      NYSE       47.250     48.625   3.950     17.39     1.89     17.55   310.97      1.00
HTHR     Hawthorne Financial Corp.     CA     NASDAQ      10.375     35.500   2.250      9.21   -11.70     12.37   318.71      0.00
HEMT     HF Bancorp Inc.               CA     NASDAQ      13.625     14.500   8.188      4.81    -1.80     12.87   156.71      0.00
HBNK     Highland Federal Bank FSB     CA     NASDAQ      20.750     24.000  11.000     -2.35   -11.70     15.70   210.41      0.00
MBBC     Monterey Bay Bancorp Inc.     CA     NASDAQ      15.875     18.250   8.750     -0.78   -11.81     15.01   130.17      0.10
PFFB     PFF Bancorp Inc.              CA     NASDAQ      15.000     16.938  10.375      5.26    -4.00     14.09   134.55      0.00
PROV     Provident Financial Holding   CA     NASDAQ      16.375     17.188  10.125     11.97    -3.68     17.06   119.94        NA
QCBC     Quaker City Bancorp Inc.      CA     NASDAQ      19.000     20.500   7.500      4.83     1.33     18.20   204.28      0.00
REDF     RedFed Bancorp Inc.           CA     NASDAQ      14.000     15.438   7.750     12.00    -9.31     10.37   126.84      0.00
SGVB     SGV Bancorp Inc.              CA     NASDAQ      13.125     13.875   7.750      5.00     1.94     12.41   170.69      0.00
WES      Westcorp                      CA      NYSE       17.125     23.875   3.703     19.13   -12.74     12.29   130.92      0.40
FFBA     First Colorado Bancorp Inc.   CO     NASDAQ      17.500     18.875   3.189      7.69     2.94     11.60    91.18      0.35
EGFC     Eagle Financial Corp.         CT     NASDAQ      27.000     30.750   6.198     -2.70    -7.69     22.91   332.04      0.92
FFES     First Federal of East Hartf   CT     NASDAQ      24.875     28.500   4.000      4.74    -3.86     23.00   367.95      0.60
MIDC     MidConn Bank                  CT     NASDAQ      23.125     24.875   4.000      1.09    -3.65     18.13   185.91      0.60
NTMG     Nutmeg Federal S&LA           CT     NASDAQ       7.375      8.000   4.645      5.36     5.36      7.14   128.61      0.08
WBST     Webster Financial Corporati   CT     NASDAQ      38.375     41.000   3.864      1.99    -2.85     23.72   467.11      0.70
IFSB     Independence Federal Saving   DC     NASDAQ       8.375     10.250   0.250     -1.47    -6.94     13.25   203.63      0.22
BANC     BankAtlantic Bancorp Inc.     FL     NASDAQ      13.750     13.750   0.178     11.11    10.89      8.23   149.47      0.12
BKUNA    BankUnited Financial Corp.    FL     NASDAQ       9.750     12.750   2.320      1.30    -3.70      7.33   164.25      0.00
FFFG     F.F.O. Financial Group Inc.   FL     NASDAQ       4.250     10.000   0.563     -2.86    13.33      2.46    37.96      0.00
FFLC     FFLC Bancorp Inc.             FL     NASDAQ      27.500     27.750  12.750      9.45    17.02     22.16   153.10      0.42
FFPB     First Palm Beach Bancorp In   FL     NASDAQ      29.250     30.000  14.000      7.34     8.33     21.04   311.07      0.50
OCWN     Ocwen Financial Corporation   FL     NASDAQ      31.000     34.750  20.250     -1.20   -10.79      8.40    98.86        NA
CCFH     CCF Holding Company           GA     NASDAQ      15.750     16.375  10.750     -3.08    -3.08     14.38   100.51      0.70
EBSI     Eagle Bancshares              GA     NASDAQ      16.500     19.000   1.875      1.54    -1.49     12.74   146.34      0.58
FSTC     First Citizens Corporation    GA     NASDAQ      25.750     26.750   2.955     10.75    21.18     15.18   162.02      0.43
FGHC     First Georgia Holding Inc.    GA     NASDAQ       8.000      8.250   0.815     -3.03    23.08      4.08    48.19      0.05
FLFC     First Liberty Financial Cor   GA     NASDAQ      21.125     22.500   2.667     -3.43    -3.98     11.87   161.56      0.37
FLAG     FLAG Financial Corp.          GA     NASDAQ      12.500     15.000   3.200      5.26     1.01     10.25   109.02      0.34
SFNB     Security First Network Bank   GA     NASDAQ       7.375     41.500   6.625    -15.71   -22.37      4.60    13.17      0.00
CASH     First Midwest Financial Inc   IA     NASDAQ      15.500     17.500   8.833     -6.06    -6.77     15.18   130.93      0.33
GFSB     GFS Bancorp Inc.              IA     NASDAQ      13.500     14.000   5.500      0.00    25.58     10.33    89.24      0.20
HZFS     Horizon Financial Svcs Corp   IA     NASDAQ      18.000     18.000  10.375      5.88     1.41     19.33   184.16      0.32
MFCX     Marshalltown Financial Corp   IA     NASDAQ      15.250     16.750   8.500     -1.61     2.52     14.06    90.05      0.00
MIFC     Mid-Iowa Financial Corp.      IA     NASDAQ       8.250      8.500   2.474      3.13    -2.94      6.71    73.73      0.08
MWBI     Midwest Bancshares Inc.       IA     NASDAQ      29.500     30.250  11.750     -1.67    10.28     27.68   399.05      0.56
FFFD     North Central Bancshares In   IA     NASDAQ      15.500     16.625   8.071      3.33    -0.80     14.59    59.34      0.25
PMFI     Perpetual Midwest Financial   IA     NASDAQ      19.250     22.000  10.000     -1.28     0.00     17.71   208.56      0.30
SFFC     StateFed Financial Corporat   IA     NASDAQ      18.250     19.750  10.500     -2.67     1.39     19.00   107.94      0.40
ABCL     Alliance Bancorp Inc.         IL     NASDAQ      28.500     31.250   9.000      2.70    -6.56     22.93   246.19      0.10
AVND     Avondale Financial Corp.      IL     NASDAQ      13.125     18.500  11.500    -19.85   -28.08     14.88   180.25      0.00

                                                    PRICING RATIOS
                                         --------------------------------------
                                          Price/   Price/   Price/   Price/Core
                                         Earnings Bk. Value Assets   Earnings
                                           (X)      (%)       (%)      (X)
                                         -------- -------- --------  --------

FFDB     FirstFed Bancorp Incorporat       23.03   122.12     12.16    13.78
PLE      Pinnacle Bancshares Inc.          17.36   126.15      9.75    11.64
SRN      Southern Banc Company Inc.        64.13   102.29     17.29    27.31
SCBS     Southern Community Bancshar          NA   104.32     22.92       NA
SZB      SouthFirst Bancshares Inc.           NM    93.24     13.04    86.76
FFBH     First Federal Bancshares of          NA   112.42     17.78       NA
HCBB     HCB Bancshares Inc.                  NA       NA        NA       NA
FTF      Texarkana First Financial C       13.16   118.20     18.95    10.73
AHM      Ahmanson & Company (H.F.)         32.74   216.54      8.52    16.24
AFFFZ    America First Financial Fun        8.17   130.14     10.19     6.93
BPLS     Bank Plus Corp.                      NM   114.02      5.61       NM
BVCC     Bay View Capital Corp.            25.14   152.72      9.64    15.13
BYFC     Broadway Financial Corp.             NM    76.21      8.17    51.79
CFHC     California Financial Holdin       20.17   152.19     10.60    13.06
CENF     CENFED Financial Corp.            15.66   142.14      7.25    10.71
CSA      Coast Savings Financial           61.75   176.44      8.74    18.55
DSL      Downey Financial Corp.            24.10   133.51      9.75    14.18
FSSB     First FS&LA of San Bernardi          NM    67.62      2.93       NM
FED      FirstFed Financial Corp.          29.17   146.78      6.94    14.66
GLN      Glendale Federal Bank FSB         73.16   162.48      8.13    18.70
GDW      Golden West Financial             10.33   157.62      9.88     8.53
GWF      Great Western Financial           71.59   269.23     15.19    24.61
HTHR     Hawthorne Financial Corp.         33.47    83.87      3.26    28.04
HEMT     HF Bancorp Inc.                      NM   105.87      8.69    50.46
HBNK     Highland Federal Bank FSB         36.40   132.17      9.86    20.75
MBBC     Monterey Bay Bancorp Inc.         49.61   105.76     12.20    27.37
PFFB     PFF Bancorp Inc.                 100.00   106.46     11.15    26.32
PROV     Provident Financial Holding          NA    95.98     13.65       NA
QCBC     Quaker City Bancorp Inc.          31.15   104.40      9.30    16.81
REDF     RedFed Bancorp Inc.              155.56   135.00     11.04    23.33
SGVB     SGV Bancorp Inc.                  57.07   105.76      7.69    22.25
WES      Westcorp                          15.02   139.34     13.08    68.50
FFBA     First Colorado Bancorp Inc.       22.15   150.86     19.19    16.36
EGFC     Eagle Financial Corp.             15.17   117.85      8.13    11.44
FFES     First Federal of East Hartf       16.26   108.15      6.76    10.19
MIDC     MidConn Bank                      23.60   127.55     12.44    16.29
NTMG     Nutmeg Federal S&LA               25.43   103.29      5.73    19.41
WBST     Webster Financial Corporati       21.44   161.78      8.22    43.61
IFSB     Independence Federal Saving       36.41    63.21      4.11    17.09
BANC     BankAtlantic Bancorp Inc.         14.32   167.07      9.20    17.63
BKUNA    BankUnited Financial Corp.        42.39   133.02      5.94    18.40
FFFG     F.F.O. Financial Group Inc.       17.00   172.76     11.20    12.50
FFLC     FFLC Bancorp Inc.                 29.26   124.10     17.96    20.07
FFPB     First Palm Beach Bancorp In          NM   139.02      9.40   195.00
OCWN     Ocwen Financial Corporation          NA   369.05     31.36       NA
CCFH     CCF Holding Company               71.59   109.53     15.67    47.73
EBSI     Eagle Bancshares                  19.19   129.51     11.28    14.35
FSTC     First Citizens Corporation        10.10   169.63     15.89    10.22
FGHC     First Georgia Holding Inc.        27.59   196.08     16.60    22.22
FLFC     First Liberty Financial Cor       16.90   177.97     13.08    14.67
FLAG     FLAG Financial Corp.                 NM   121.95     11.47    83.33
SFNB     Security First Network Bank          NM   160.33     56.00       NM
CASH     First Midwest Financial Inc       16.15   102.11     11.84    10.99
GFSB     GFS Bancorp Inc.                  16.07   130.69     15.13    12.98
HZFS     Horizon Financial Svcs Corp       23.38    93.12      9.77    16.98
MFCX     Marshalltown Financial Corp       52.59   108.46     16.94    27.73
MIFC     Mid-Iowa Financial Corp.          13.31   122.95     11.19       NA
MWBI     Midwest Bancshares Inc.           17.15   106.58      7.39    10.77
FFFD     North Central Bancshares In       16.67   106.24     26.12    14.49
PMFI     Perpetual Midwest Financial      128.33   108.70      9.23    37.75
SFFC     StateFed Financial Corporat       16.90    96.05     16.91    13.52
ABCL     Alliance Bancorp Inc.             28.50   124.29     11.58    16.57
AVND     Avondale Financial Corp.             NM    88.21      7.28       NM


                                                                                       PER SHARE
                                                           -------------------------------------------------------------------------
                                                           Latest   All Time  All Time  Monthly  Quarterly  Book            12 Month
                                                           Price     High      Low      Change   Change    Value   Assets      Div.
                                     State  Exchange        ($)       ($)      ($)       (%)      (%)       ($)     ($)         ($)
BFFC     Big Foot Financial Corp.     IL     NASDAQ      15.625       15.750  12.313    6.84    11.61     14.28    83.61        NA
CBCI     Calumet Bancorp Inc.         IL     NASDAQ      38.000       38.750  10.333    8.57     7.80     35.23   220.97      0.00
CBSB     Charter Financial Inc.       IL     NASDAQ      17.625       18.000   6.361    2.92    11.02     13.22    93.55      0.26
CNBA     Chester Bancorp Inc.         IL     NASDAQ      14.625       15.375  12.625   -1.68    -3.31     14.50    65.30        NA
CBK      Citizens First Financial Co  IL.     AMSE       16.500       16.500   9.500    5.60     7.32     15.91    97.05        NA
CSBF     CSB Financial Group Inc.     IL     NASDAQ      12.500       12.500   8.810    6.52    20.99     12.78    50.96      0.00
DFIN     Damen Financial Corp.        IL     NASDAQ      14.250       14.750  11.000    1.79    -0.87     14.12    70.04      0.24
EGLB     Eagle BancGroup Inc.         IL     NASDAQ      15.188       16.250  10.500    1.67    -4.33     16.28   134.52        NA
FBCI     Fidelity Bancorp Inc.        IL     NASDAQ      19.500       20.875   9.500    4.00     2.63     17.74   174.07      0.26
FFBI     First Financial Bancorp Inc  IL     NASDAQ      16.375       16.500   9.000    2.34    -0.76     17.50   224.21      0.00
FMBD     First Mutual Bancorp Inc.    IL     NASDAQ      15.000       16.000  11.125    1.69    -3.23     16.60   113.48      0.31
FFDP     FirstFed Bancshares          IL     NASDAQ      17.750       18.250   8.000    1.43     1.43     16.36   183.11      0.40
GTPS     Great American Bancorp       IL     NASDAQ      16.000       16.500  11.875    1.59     0.39     18.36    78.35      0.40
HMLK     Hemlock Federal Financial C  IL     NASDAQ      13.188       13.250  12.500    2.43       NA        NA       NA        NA
HBEI     Home Bancorp of Elgin Inc.   IL     NASDAQ      16.000       16.000  11.813    8.47     6.67     14.39    51.17        NA
HMCI     HomeCorp Inc.                IL     NASDAQ      21.750       22.750   5.000    2.35     2.35     18.78   298.06      0.00
KNK      Kankakee Bancorp Inc.        IL      AMSE       27.000       28.750  13.625   -2.70     0.00     25.74   241.08      0.42
MAFB     MAF Bancorp Inc.             IL     NASDAQ      40.063       41.750   2.727    4.74     0.79     24.46   310.33      0.35
NBSI     North Bancshares Inc.        IL     NASDAQ      19.250       20.125  11.000    0.65    10.00     16.94   115.96      0.42
PFED     Park Bancorp Inc.            IL     NASDAQ      14.750       16.125  10.188    1.72    -3.68     15.87    73.20        NA
PSFI     PS Financial Inc.            IL     NASDAQ      14.000       14.250  11.625    5.16     2.28     14.88    34.42        NA
SWBI     Southwest Bancshares         IL     NASDAQ      19.000       20.500   7.833    0.66    -3.80     15.19   140.81      0.74
SPBC     St. Paul Bancorp Inc.        IL     NASDAQ      29.375       29.375   3.066    9.05    12.44     17.16   196.36      0.39
STND     Standard Financial Inc.      IL     NASDAQ      23.125       23.625   9.125    2.21    12.80     16.74   153.59      0.34
SFSB     SuburbFed Financial Corp.    IL     NASDAQ      25.000       25.000   6.667    4.71    12.36     21.23   323.41      0.32
WCBI     Westco Bancorp               IL     NASDAQ      23.250       23.375   7.667    5.68     8.77     18.89   121.34      0.54
FBCV     1ST Bancorp                  IN     NASDAQ      30.750       33.250   3.990   -5.38     6.96     31.19   391.51      0.39
AMFC     AMB Financial Corp.          IN     NASDAQ      14.563       15.000   9.750   10.96     5.91     14.29    87.69        NA
ASBI     Ameriana Bancorp             IN     NASDAQ      15.500       16.375   2.750    0.00    -3.13     13.38   123.37      0.58
ATSB     AmTrust Capital Corp.        IN     NASDAQ      12.125       12.500   7.750    5.43     2.11     13.72   134.92      0.05
CBCO     CB Bancorp Inc.              IN     NASDAQ      34.000       34.000   7.125    3.82    18.78     17.21   194.92      0.00
FFWC     FFW Corp.                    IN     NASDAQ      26.000       26.750  12.500    1.96     4.00     22.75   227.32      0.60
FFED     Fidelity Federal Bancorp     IN     NASDAQ       8.500       14.773   1.534    9.68    -2.86      5.17   100.51      0.70
FISB     First Indiana Corporation    IN     NASDAQ      19.625       24.300   1.642    0.64   -18.23     13.51   140.99      0.46
HFGI     Harrington Financial Group   IN     NASDAQ      11.375       11.750   9.750    1.11    10.98      7.57   158.24      0.00
HBFW     Home Bancorp                 IN     NASDAQ      20.125       20.875  12.500    0.00     2.55     17.43   124.96      0.20
HBBI     Home Building Bancorp        IN     NASDAQ      20.500       22.000  10.000   -6.82    -2.38     19.88   150.18      0.30
HOMF     Home Federal Bancorp         IN     NASDAQ      26.750       28.000   2.148    3.88    -2.73     16.54   195.78      0.37
HWEN     Home Financial Bancorp       IN     NASDAQ      15.500       15.500   9.875    3.33    10.71     15.12    81.17        NA
INCB     Indiana Community Bank SB    IN     NASDAQ      17.000       19.000  11.000    2.26     1.49     12.27    99.05      3.36
IFSL     Indiana Federal Corporation  IN     NASDAQ      25.500       27.250   4.000    0.00    -2.86     15.03   171.10      0.72

                                                    PRICING RATIOS
                                         --------------------------------------
                                          Price/   Price/   Price/   Price/Core
                                         Earnings Bk. Value Assets   Earnings
                                           (X)      (%)       (%)      (X)
                                         -------- -------- --------  --------
BFFC     Big Foot Financial Corp.            NA   109.42     18.69       NA
CBCI     Calumet Bancorp Inc.             17.43   107.86     17.20    14.39
CBSB     Charter Financial Inc.           21.76   133.32     18.84    17.11
CNBA     Chester Bancorp Inc.                NA   100.86     22.40       NA
CBK      Citizens First Financial Co         NA   103.71     17.00       NA
CSBF     CSB Financial Group Inc.         55.68    95.85     24.04    38.28
DFIN     Damen Financial Corp.            30.32   100.92     20.35    23.36
EGLB     Eagle BancGroup Inc.                NA    93.29     11.29       NA
FBCI     Fidelity Bancorp Inc.            22.41   109.92     11.20    15.98
FFBI     First Financial Bancorp Inc         NM    93.57      7.30    16.88
FMBD     First Mutual Bancorp Inc.       115.38    90.36     13.22    48.39
FFDP     FirstFed Bancshares              59.17   108.50      9.69    23.99
GTPS     Great American Bancorp          100.00    87.15     20.42    42.11
HMLK     Hemlock Federal Financial C         NA       NA        NA       NA
HBEI     Home Bancorp of Elgin Inc.          NA   111.19     31.27       NA
HMCI     HomeCorp Inc.                    67.97   115.81      7.30    20.33
KNK      Kankakee Bancorp Inc.            18.88   104.90     11.20    14.36
MAFB     MAF Bancorp Inc.                 17.05   163.79     12.91    12.72
NBSI     North Bancshares Inc.            37.75   113.64     16.60    27.50
PFED     Park Bancorp Inc.                   NA    92.94     20.15       NA
PSFI     PS Financial Inc.                   NA    94.09     40.67       NA
SWBI     Southwest Bancshares             19.39   125.08     13.49    13.97
SPBC     St. Paul Bancorp Inc.            23.88   171.18     14.96    15.96
STND     Standard Financial Inc.          33.04   138.14     15.06    21.41
SFSB     SuburbFed Financial Corp.        25.77   117.76      7.73    15.82
WCBI     Westco Bancorp                   19.21   123.08     19.16    14.81
FBCV     1ST Bancorp                      33.79    98.59      7.85   205.00
AMFC     AMB Financial Corp.                 NA   101.91     16.61       NA
ASBI     Ameriana Bancorp                 21.53   115.84     12.56    14.76
ATSB     AmTrust Capital Corp.            27.56    88.37      8.99    44.91
CBCO     CB Bancorp Inc.                  20.73   197.56     17.44    17.71
FFWC     FFW Corp.                        13.33   114.29     11.44    10.88
FFED     Fidelity Federal Bancorp         56.67   164.41      8.46    31.48
FISB     First Indiana Corporation        15.96   145.26     13.92       NA
HFGI     Harrington Financial Group       22.30   150.26      7.19    15.17
HBFW     Home Bancorp                     28.35   115.46     16.11    17.97
HBBI     Home Building Bancorp            66.13   103.12     13.65    27.33
HOMF     Home Federal Bancorp             14.15   161.73     13.66    12.27
HWEN     Home Financial Bancorp              NA   102.51     19.10       NA
INCB     Indiana Community Bank SB       113.33   138.55     17.16    35.42
IFSL     Indiana Federal Corporation      23.39   169.66     14.90    16.56


                                                                                       PER SHARE
                                                           -------------------------------------------------------------------------
                                                           Latest   All Time  All Time  Monthly  Quarterly  Book            12 Month
                                                           Price     High      Low      Change   Change    Value   Assets      Div.
                                     State  Exchange        ($)       ($)      ($)       (%)      (%)       ($)     ($)         ($)
LOGN     Logansport Financial Corp.    IN     NASDAQ     14.000       15.000  11.125      3.70     7.69     12.41    63.12    3.40
MARN     Marion Capital Holdings       IN     NASDAQ     23.000       23.000  14.250      7.92     9.52     21.99    95.40    0.80
MFBC     MFB Corp.                     IN     NASDAQ     19.500       19.750  10.500      1.30     4.00     19.59   135.08    0.22
NEIB     Northeast Indiana Bancorp     IN     NASDAQ     15.500       15.750  11.250      6.90     8.77     14.87    98.07    0.31
PFDC     Peoples Bancorp               IN     NASDAQ     21.750       23.000   5.375     -4.40     8.75     18.86   124.27    0.59
PERM     Permanent Bancorp Inc.        IN     NASDAQ     24.000       24.250   9.750      9.09     9.09     19.24   198.27    0.25
RIVR     River Valley Bancorp          IN     NASDAQ     14.250       15.500  13.250     -5.00    -6.56     14.37   116.22      NA
SOBI     Sobieski Bancorp Inc.         IN     NASDAQ     15.000       16.000  10.000      3.45     7.14     17.52   104.10    0.07
FFSL     First Independence Corp.      KS     NASDAQ     10.875       12.250   5.438     -2.25    -3.33     11.41   108.65    0.21
LARK     Landmark Bancshares Inc.      KS     NASDAQ     19.875       19.875   9.750      4.61     6.00     18.11   123.78    0.40
MCBS     Mid Continent Bancshares In   KS     NASDAQ     25.750       27.000   9.750      1.98    -3.06     19.46   189.54    0.40
CKFB     CKF Bancorp Inc.              KY     NASDAQ     20.000       20.750  11.375     -2.44    11.11     16.59    64.93    1.44
CLAS     Classic Bancshares Inc.       KY     NASDAQ     14.000       14.625  10.375     10.89     2.75     14.48    97.06    0.13
FFKY     First Federal Financial Cor   KY     NASDAQ     19.250       22.000   3.063     -3.75    -8.33     12.16    89.38    0.49
FLKY     First Lancaster Bancshares    KY     NASDAQ     15.250       16.250  13.125      0.00    -1.61     14.44    42.19      NA
FTSB     Fort Thomas Financial Corp.   KY     NASDAQ     10.125       17.750   9.250     -7.95   -22.12     10.19    63.33    4.25
FKKY     Frankfort First Bancorp Inc   KY     NASDAQ     10.750       15.875   9.750      7.50     4.88      9.93    37.91    4.36
GWBC     Gateway Bancorp Inc.          KY     NASDAQ     17.000       17.000  11.000      7.94    15.25     15.96    61.17    0.40
GTFN     Great Financial Corporation   KY     NASDAQ     32.750       34.750  13.875      3.56    -4.38     19.83   213.32    0.48
HFFB     Harrodsburg First Fin Banco   KY     NASDAQ     15.375       19.000  12.375      0.82   -10.87     15.27    53.43    0.55
KYF      Kentucky First Bancorp Inc.   KY      AMSE      10.875       15.250  10.750     -1.14    -8.42     10.86    67.41    3.50
ANA      Acadiana Bancshares Inc.      LA      AMSE      18.750       19.250  11.690      6.38     7.14     16.70    95.81      NA
CZF      CitiSave Financial Corp       LA      AMSE      20.000       20.000  12.750      3.23    44.14     12.95    77.89    2.35
GSLA     GS Financial Corp.            LA     NASDAQ     13.875       14.188  13.375      0.00       NA        NA       NA      NA
ISBF     ISB Financial Corporation     LA     NASDAQ     23.750       26.125  12.938      7.95    -0.52     17.45   134.11    0.35
MERI     Meritrust Federal SB          LA     NASDAQ     32.250       37.500  13.500     -0.70    -0.70     23.34   295.27    0.65
TSH      Teche Holding Co.             LA      AMSE      17.750       17.875  11.375     12.70    11.81     15.23   114.47    0.50
AFCB     Affiliated Community Bancor   MA     NASDAQ     27.500       27.500  16.060      8.37     6.28     20.29   204.25    0.54
BFD      BostonFed Bancorp Inc.        MA      AMSE      15.375       17.125  10.000      1.65    -3.15     15.02   157.82    0.20
FAB      FirstFed America Bancorp In   MA      AMSE      14.625       15.250  13.625      6.36    -1.68     NA       NA      NA
ANBK     American National Bancorp     MD     NASDAQ     14.875       14.875   4.639      6.25    16.67     12.86   136.67    0.06
EQSB     Equitable Federal Savings B   MD     NASDAQ     33.750       35.500  11.250      0.00     7.14     23.88   477.73    0.00
FCIT     First Citizens Financial Co   MD.    NASDAQ     26.750       28.625   0.375      4.90    22.99     14.39   235.68    0.00
FFWM     First Financial-W. Maryland   MD     NASDAQ     35.000       35.000   7.167     12.00     6.06     19.85   167.64    0.48
HRBF     Harbor Federal Bancorp Inc.   MD     NASDAQ     17.375       18.750   9.750      9.45     0.00     16.09   125.09    0.40
MFSL     Maryland Federal Bancorp      MD     NASDAQ     38.250       38.250   4.329      6.99     0.00     29.67   351.54    0.69
WSB      Washington Savings Bank, FS   MD      AMSE       5.000        6.917   0.281      1.26    -9.09      5.06    60.81    0.65
WHGB     WHG Bancshares Corp.          MD     NASDAQ     13.875       14.750  10.875      0.00     0.00     14.00    63.97   NA
MCBN     Mid-Coast Bancorp Inc.        ME     NASDAQ     19.500       20.250   8.095      5.41     2.63     21.61   251.28    0.51
BWFC     Bank West Financial Corp.     MI     NASDAQ     13.500       13.500   8.500     12.50    18.68     12.62    82.43    0.28
CFSB     CFSB Bancorp Inc.             MI     NASDAQ     22.750       23.375   3.169      2.25    10.98     13.55   177.61    0.50
DNFC     D & N Financial Corp.         MI     NASDAQ     17.750       18.875   2.500      0.71    -1.39     10.56   183.80    0.00
FLGS     Flagstar Bancorp Inc.         MI     NASDAQ     13.750       14.375  13.000        NA       NA        NA       NA      NA
MSBF     MSB Financial Inc.            MI     NASDAQ     21.000       21.750  10.750      0.00     1.20     19.94   120.04    0.50
MSBK     Mutual Savings Bank FSB       MI     NASDAQ      7.438       25.500   3.000      8.19    10.19      9.31   155.01    0.00
OFCP     Ottawa Financial Corp.        MI     NASDAQ     21.250       22.750  10.250     -6.59    12.58     15.07   170.42    0.35
SJSB     SJS Bancorp                   MI     NASDAQ     26.500       26.563  10.810      0.95     6.53     17.66   167.57    0.43
THR      Three Rivers Financial Corp   MI      AMSE      14.500       15.250  11.375      1.75     0.87     15.23   110.70    0.33
BDJI     First Federal Bancorporatio   MN     NASDAQ     18.500       19.250  10.625      0.00     0.00     17.18   153.76    0.00
FFHH     FSF Financial Corp.           MN     NASDAQ     17.500       18.250   7.750      6.06     6.06     15.87   118.67    0.50
HMNF     HMN Financial Inc.            MN     NASDAQ     21.750       23.750   9.313     11.54    -7.45     18.71   131.36    0.00
MIVI     Mississippi View Holding Co   MN     NASDAQ     14.250       15.625   8.500      1.79    -2.56     15.55    85.20    0.24
QCFB     QCF Bancorp Inc.              MN     NASDAQ     20.000       20.500  11.000      5.26     8.11     18.98   104.92    0.00
WEFC     Wells Financial Corp.         MN     NASDAQ     14.000       16.000   9.000     -3.45   -10.40     14.20    99.75    0.00
CMRN     Cameron Financial Corp        MO     NASDAQ     16.750       17.000  10.688      1.52     2.29     16.92    73.71    0.28
CAPS     Capital Savings Bancorp, In   MO     NASDAQ     13.750       14.750   6.125      1.85    -5.17     10.89   125.76    0.21
CBES     CBES Bancorp Inc.             MO     NASDAQ     16.500       17.500  12.625      3.13    -2.94     17.08    92.90      NA
CNSB     CNS Bancorp Inc.              MO     NASDAQ     15.500       17.500  11.000     -1.59     0.00     14.73    59.34      NA
FBSI     First Bancshares Inc.         MO     NASDAQ     20.125       20.750  10.250      1.90    -1.83     19.80   137.96    0.20
FTNB     Fulton Bancorp Inc.           MO     NASDAQ     19.375       19.375  12.500      6.90    18.32     14.47    57.85      NA
GSBC     Great Southern Bancorp Inc.   MO     NASDAQ     16.875       18.000   1.146     -2.17    -0.74      7.35    81.94    0.39
HFSA     Hardin Bancorp Inc.           MO     NASDAQ     14.500       15.500  11.000      7.41     5.45     15.37   120.27    0.40
JSBA     Jefferson Savings Bancorp     MO     NASDAQ     29.000       30.750  13.250      0.87    -3.33     23.22   260.90    0.34
JOAC     Joachim Bancorp Inc.          MO     NASDAQ     14.875       15.250  11.500      1.71     6.25     13.59    46.89    0.50
LXMO     Lexington B&L Financial Cor   MO     NASDAQ     14.625       15.750   9.500      3.54     2.63     15.17    54.92      NA
MBLF     MBLA Financial Corp.          MO     NASDAQ     21.250       26.000  12.750      4.94     4.94     21.51   159.41    0.40
NASB     North American Savings Bank   MO     NASDAQ     43.500       46.250   2.500     -5.95    10.83     23.42   327.44    0.63
NSLB     NS&L Bancorp Inc.             MO     NASDAQ     16.500       17.250  11.750     -0.75     3.13     16.36    82.10    0.50
PCBC     Perry County Financial Corp   MO     NASDAQ     19.000       21.500  12.375      1.33    10.14     18.06    98.60    0.40
RFED     Roosevelt Financial Group     MO     NASDAQ     23.250       23.625   2.167      2.76     3.33      9.91   176.19    0.64
SMFC     Sho-Me Financial Corp.        MO     NASDAQ     33.625       33.750   9.375     13.98    19.03     20.99   200.44    0.00
SMBC     Southern Missouri Bancorp I   MO.    NASDAQ     17.250       17.500   8.875     11.29     6.15     15.85   101.16    0.50

                                                    PRICING RATIOS
                                         --------------------------------------
                                          Price/   Price/   Price/   Price/Core
                                         Earnings Bk. Value Assets   Earnings
                                           (X)      (%)       (%)      (X)
                                         -------- -------- --------  --------
LOGN     Logansport Financial Corp.       20.00   112.81     22.18    15.56
MARN     Marion Capital Holdings          18.70   104.59     24.11    15.44
MFBC     MFB Corp.                        28.68    99.54     14.44    19.50
NEIB     Northeast Indiana Bancorp        16.85   104.24     15.81    14.35
PFDC     Peoples Bancorp                  16.23   115.32     17.50    11.95
PERM     Permanent Bancorp Inc.           54.55   124.74     12.10    25.00
RIVR     River Valley Bancorp                NA    99.16     12.26       NA
SOBI     Sobieski Bancorp Inc.            51.72    85.62     14.41    26.32
FFSL     First Independence Corp.         22.66    95.31     10.01    14.70
LARK     Landmark Bancshares Inc.         20.70   109.75     16.06    16.29
MCBS     Mid Continent Bancshares In      14.71   132.32     13.59    12.94
CKFB     CKF Bancorp Inc.                 22.99   120.55     30.80    23.26
CLAS     Classic Bancshares Inc.          43.75    96.69     14.42    26.42
FFKY     First Federal Financial Cor      17.99   158.31     21.54    15.04
FLKY     First Lancaster Bancshares          NA   105.61     36.15       NA
FTSB     Fort Thomas Financial Corp.      34.91    99.36     15.99    21.54
FKKY     Frankfort First Bancorp Inc      41.35   108.26     28.36    29.05
GWBC     Gateway Bancorp Inc.             32.69   106.52     27.79       NA
GTFN     Great Financial Corporation      22.59   165.15     15.35    23.06
HFFB     Harrodsburg First Fin Banco      26.51   100.69     28.78    20.78
KYF      Kentucky First Bancorp Inc.      20.14   100.14     16.13    15.76
ANA      Acadiana Bancshares Inc.            NA   112.28     19.57       NA
CZF      CitiSave Financial Corp          50.00   154.44     25.68    33.33
GSLA     GS Financial Corp.                  NA       NA        NA       NA
ISBF     ISB Financial Corporation        28.96   136.10     17.71    21.40
MERI     Meritrust Federal SB             20.74   151.03     11.94    12.86
TSH      Teche Holding Co.                21.65   116.55     15.51    15.57
AFCB     Affiliated Community Bancor      15.36   135.53     13.46    13.41
BFD      BostonFed Bancorp Inc.           24.02   102.36      9.74    17.67
FAB      FirstFed America Bancorp In         NA       NA        NA       NA
ANBK     American National Bancorp        53.12   115.67     10.88    19.32
EQSB     Equitable Federal Savings B      19.07   141.33      7.06    11.14
FCIT     First Citizens Financial Co      24.54   185.89     11.35    16.41
FFWM     First Financial-W. Maryland      21.74   176.32     20.88    16.13
HRBF     Harbor Federal Bancorp Inc.      32.18   107.99     13.89    20.44
MFSL     Maryland Federal Bancorp         19.13   128.92     10.88    13.19
WSB      Washington Savings Bank, FS      17.24    98.81      8.22    11.90
WHGB     WHG Bancshares Corp.                NA    99.11     21.69       NA
MCBN     Mid-Coast Bancorp Inc.           20.97    90.24      7.76    13.00
BWFC     Bank West Financial Corp.        23.28   106.97     16.38    26.47
CFSB     CFSB Bancorp Inc.                18.96   167.90     12.81    14.04
DNFC     D & N Financial Corp.            16.90   168.09      9.66    12.50
FLGS     Flagstar Bancorp Inc.               NM       NA        NA       NA
MSBF     MSB Financial Inc.               16.80   105.32     17.49    13.29
MSBK     Mutual Savings Bank FSB          46.49    79.89      4.80       NM
OFCP     Ottawa Financial Corp.           30.36   141.01     12.47    18.01
SJSB     SJS Bancorp                      80.30   150.06     15.81    31.55
THR      Three Rivers Financial Corp      23.02    95.21     13.10    15.59
BDJI     First Federal Bancorporatio      35.58   107.68     12.03    17.96
FFHH     FSF Financial Corp.              23.97   110.27     14.75    19.02
HMNF     HMN Financial Inc.               21.75   116.25     16.56    18.59
MIVI     Mississippi View Holding Co      24.57    91.64     16.73    16.76
QCFB     QCF Bancorp Inc.                 13.70   105.37     19.06    11.17
WEFC     Wells Financial Corp.            21.54    98.59     14.04    13.73
CMRN     Cameron Financial Corp           20.94    99.00     22.72    16.75
CAPS     Capital Savings Bancorp, In      18.09   126.26     10.93    12.39
CBES     CBES Bancorp Inc.                   NA    96.60     17.76       NA
CNSB     CNS Bancorp Inc.                    NA   105.23     26.12       NA
FBSI     First Bancshares Inc.            17.06   101.64     14.59    13.69
FTNB     Fulton Bancorp Inc.                 NA   133.90     33.49       NA
GSBC     Great Southern Bancorp Inc.      16.07   229.59     20.59    14.18
HFSA     Hardin Bancorp Inc.              28.43    94.34     12.06    17.47
JSBA     Jefferson Savings Bancorp        36.71   124.89     11.12    14.72
JOAC     Joachim Bancorp Inc.             59.50   109.46     31.72    38.14
LXMO     Lexington B&L Financial Cor         NA    96.41     26.63       NA
MBLF     MBLA Financial Corp.             21.68    98.79     13.33    16.60
NASB     North American Savings Bank      12.18   185.74     13.28    11.82
NSLB     NS&L Bancorp Inc.                37.50   100.86     20.10    28.45
PCBC     Perry County Financial Corp      23.75   105.20     19.27    14.62
RFED     Roosevelt Financial Group       211.36   234.61     13.20    13.92
SMFC     Sho-Me Financial Corp.           20.26   160.20     16.78    17.24
SMBC     Southern Missouri Bancorp I      23.96   108.83     17.05    16.91


                                                                                       PER SHARE
                                                           -------------------------------------------------------------------------
                                                           Latest   All Time  All Time  Monthly  Quarterly  Book            12 Month
                                                           Price     High      Low      Change   Change    Value   Assets      Div.
                                     State  Exchange        ($)       ($)      ($)       (%)      (%)       ($)     ($)         ($)
CFTP     Community Federal Bancorp     MS     NASDAQ     17.250       20.000  12.250     -5.48    -13.21   16.13    48.12    0.30
FFBS     FFBS BanCorp Inc.             MS     NASDAQ     22.500       24.250  12.000      2.27      2.27   17.01    82.62    0.50
MGNL     Magna Bancorp Inc.            MS     NASDAQ     22.875       23.000   0.844     32.61     15.82    9.61   100.56    0.53
EFBC     Empire Federal Bancorp Inc.   MT     NASDAQ     13.125       14.438  12.500      0.96     -7.49   15.35    41.64      NA
GBCI     Glacier Bancorp Inc.          MT     NASDAQ     24.125       25.250   1.495     -0.52      0.52   11.65   121.87    0.64
UBMT     United Financial Corp.        MT     NASDAQ     19.375       22.500   5.625      0.65     -1.90   19.94    88.06    0.91
WSTR     WesterFed Financial Corp.     MT     NASDAQ     19.875       21.750  11.375      5.30     -4.22   18.44   167.97    0.42
CFNC     Carolina Fincorp Inc.         NC     NASDAQ     14.375       15.250  13.000      1.77      0.00   13.91    58.70      NA
CENB     Century Bancorp Inc.          NC     NASDAQ     68.250       71.000  62.000     -0.36      4.60   73.45   245.37      NA
COOP     Cooperative Bankshares Inc.   NC     NASDAQ     21.000       22.500   3.467     -1.75      1.20   17.49   233.63    0.00
SOPN     First Savings Bancorp Inc.    NC     NASDAQ     19.375       21.000  13.500     -1.90      0.65   18.04    73.34    0.79
GSFC     Green Street Financial Corp   NC     NASDAQ     17.375       18.875  12.125      0.72     -0.71   14.64    40.57      NA
HFNC     HFNC Financial Corp.          NC     NASDAQ     17.375       22.063  13.125     -3.47    -20.11    9.23    49.03    5.19
KSAV     KS Bancorp Inc.               NC     NASDAQ     22.000       22.000  11.625      4.76     11.39   21.00   151.91    1.20
MBSP     Mitchell Bancorp Inc.         NC     NASDAQ     16.625       16.750  10.190      3.91     10.83   15.17    35.02      NA
NSBC     NewSouth Bancorp, Inc.        NC     NASDAQ     24.250       24.250  20.250      8.99        NA      NA       NA      NA
PDB      Piedmont Bancorp Inc.         NC      AMSE      10.313       19.125   9.250     -4.07     -1.78    7.31    43.09    7.44
SSB      Scotland Bancorp Inc          NC      AMSE      15.750       16.750  11.625     -0.79      2.44   13.74    37.46      NA
SSFC     South Street Financial Corp   NC     NASDAQ     16.250       17.000  12.125      4.84      4.00   14.64    53.11      NA
SSM      Stone Street Bancorp Inc.     NC      AMSE      25.750       27.250  16.250      3.00     -2.37   20.72    57.80      NA
UFRM     United Federal Savings Bank   NC     NASDAQ     10.500       11.250   1.750      0.00     29.23    6.70    88.11    0.20
CFB      Commercial Federal Corporat   NE      NYSE      34.125       39.000   1.083     -0.36     -7.14   18.99   320.67    0.27
EBCP     Eastern Bancorp               NH     NASDAQ     25.625       26.375   3.000      3.54      0.49   17.86   235.29    0.56
NHTB     New Hampshire Thrift Bncshr   NH     NASDAQ     14.125       15.000   1.750      9.71     20.21   11.46   153.35    0.50
FBER     1st Bergen Bancorp            NJ     NASDAQ     14.000       15.125   9.000      3.70     -4.27   13.76    83.67      NA
COFD     Collective Bancorp Inc.       NJ     NASDAQ     42.313       43.375   1.351      6.45     14.36   18.89   269.85    1.00
FSPG     First Home Bancorp Inc.       NJ     NASDAQ     18.500       19.375   1.898      0.68      8.82   12.36   187.65    0.38
FMCO     FMS Financial Corporation     NJ     NASDAQ     20.250       20.750   1.500      0.00     -1.22   14.59   231.97    0.20
IBSF     IBS Financial Corp.           NJ     NASDAQ     15.000       16.250   7.312     -7.69     -3.49   11.45    67.20    0.46
LVSB     Lakeview Financial            NJ     NASDAQ     30.000       33.500   7.335      6.19     -0.83   19.91   209.19    0.24
LFBI     Little Falls Bancorp Inc.     NJ     NASDAQ     13.375       14.000   9.500      0.94     -4.46   14.29   110.52    0.11
OCFC     Ocean Financial Corp.         NJ     NASDAQ     32.375       32.375  19.625     12.61      8.37   27.30   153.20      NA
PBCI     Pamrapo Bancorp Inc.          NJ     NASDAQ     20.500       26.125   2.563      6.49      2.50   16.43   128.32    0.93

                                                    PRICING RATIOS
                                         --------------------------------------
                                          Price/   Price/   Price/   Price/Core
                                         Earnings Bk. Value Assets   Earnings
                                           (X)      (%)       (%)      (X)
                                         -------- -------- --------  --------
CFTP     Community Federal Bancorp        26.14   106.94     35.85    21.84
FFBS     FFBS BanCorp Inc.                23.20   132.28     27.23    18.29
MGNL     Magna Bancorp Inc.               17.33   238.03     22.75    14.66
EFBC     Empire Federal Bancorp Inc.         NA    85.50     31.52       NA
GBCI     Glacier Bancorp Inc.             14.71   207.08     19.80    13.11
UBMT     United Financial Corp.           20.39    97.17     22.00    16.70
WSTR     WesterFed Financial Corp.        24.54   107.78     11.83    17.75
CFNC     Carolina Fincorp Inc.               NA   103.34     24.49       NA
CENB     Century Bancorp Inc.                NA    92.92     27.82       NA
COOP     Cooperative Bankshares Inc.         NM   120.07      8.99    84.00
SOPN     First Savings Bancorp Inc.       20.83   107.40     26.42    17.15
GSFC     Green Street Financial Corp         NA   118.68     42.83       NA
HFNC     HFNC Financial Corp.             32.18   188.24     35.44    24.13
KSAV     KS Bancorp Inc.                  17.19   104.76     14.48    12.29
MBSP     Mitchell Bancorp Inc.               NA   109.59     47.47       NA
NSBC     NewSouth Bancorp, Inc.              NA       NA        NA       NA
PDB      Piedmont Bancorp Inc.               NM   141.08     23.93    26.44
SSB      Scotland Bancorp Inc                NA   114.63     42.04       NA
SSFC     South Street Financial Corp         NA   111.00     30.60       NA
SSM      Stone Street Bancorp Inc.           NA   124.28     44.55       NA
UFRM     United Federal Savings Bank      58.33   156.72     11.92    26.25
CFB      Commercial Federal Corporat      17.68   179.70     10.64    12.45
EBCP     Eastern Bancorp                  31.25   143.48     10.89    20.34
NHTB     New Hampshire Thrift Bncshr      30.71   123.25      9.21    19.89
FBER     1st Bergen Bancorp                  NA   101.74     16.73       NA
COFD     Collective Bancorp Inc.          17.27   224.00     15.68    14.29
FSPG     First Home Bancorp Inc.          11.42   149.68      9.86    10.39
FMCO     FMS Financial Corporation        14.89   138.79      8.73     9.83
IBSF     IBS Financial Corp.              42.86   131.00     22.32    25.00
LVSB     Lakeview Financial               11.95   150.68     14.34    17.14
LFBI     Little Falls Bancorp Inc.        47.77    93.60     12.10    25.24
OCFC     Ocean Financial Corp.               NA   118.59     21.13       NA
PBCI     Pamrapo Bancorp Inc.             21.13   124.77     15.98    15.30


                                                                                       PER SHARE
                                                           -------------------------------------------------------------------------
                                                           Latest   All Time  All Time  Monthly  Quarterly  Book            12 Month
                                                           Price     High      Low      Change   Change    Value   Assets      Div.
                                     State  Exchange        ($)       ($)      ($)       (%)      (%)       ($)     ($)         ($)
PFSB     PennFed Financial Services    NJ     NASDAQ     24.875       25.250   9.063      9.34     7.57     21.21     259.78    0.14
PULS     Pulse Bancorp                 NJ     NASDAQ     18.250       19.125   4.000      0.69    -1.35     13.14     168.55    0.70
SFIN     Statewide Financial Corp.     NJ     NASDAQ     16.125       17.500  11.250      4.88     1.57     13.21     141.96    0.30
WYNE     Wayne Bancorp Inc.            NJ     NASDAQ     16.750       18.000  10.750      3.88    -0.74     16.57     113.82      NA
WWFC     Westwood Financial Corporat   NJ     NASDAQ     19.875       20.250  10.250      7.43    10.42     15.06     162.52      NA
AABC     Access Anytime Bancorp, Inc   NM     NASDAQ      5.625       10.417   1.750      2.27     7.14      6.34      93.21    0.00
GUPB     GFSB Bancorp Inc.             NM     NASDAQ     17.250       17.500  12.875     -1.43     7.81     16.88     103.56    0.75
AFED     AFSALA Bancorp Inc.           NY     NASDAQ     13.875       14.250  11.313      8.29     2.78     15.66     104.66      NA
ALBK     ALBANK Financial Corporatio   NY     NASDAQ     38.500       38.875   9.167      5.84     7.69     25.10     272.76    0.54
ALBC     Albion Banc Corp.             NY     NASDAQ     18.500       19.500  10.500      2.07    11.69     23.62     265.21    0.31
ASFC     Astoria Financial Corporati   NY     NASDAQ     40.375       43.125  12.688      8.75    -0.31     27.51     361.98    0.44
CNY      Carver Bancorp Inc.           NY      AMSE       9.750       10.750   6.250     -2.50    -1.27     14.76     183.00    0.00
FIBC     Financial Bancorp Inc.        NY     NASDAQ     17.500       18.500   8.500      9.38    -3.45     14.99     154.03    0.33
HAVN     Haven Bancorp Inc.            NY     NASDAQ     33.750       36.000  10.000      8.65    10.20     23.13     399.06    0.60
LISB     Long Island Bancorp Inc.      NY     NASDAQ     34.500       39.250  12.090      0.36   -10.10     21.62     239.98    0.50
NYB      New York Bancorp Inc.         NY      NYSE      32.625       33.500   1.617     14.98     8.75      9.81     193.83    0.57
PEEK     Peekskill Financial Corp.     NY     NASDAQ     13.875       15.250  11.125      2.78    -7.50     14.58      57.01    0.36
PKPS     Poughkeepsie Savings Bank F   NY     NASDAQ      6.500       26.750   0.875     18.18    13.04      5.76      68.37    0.10
RELY     Reliance Bancorp Inc.         NY     NASDAQ     24.875       26.000   8.875     10.86    16.37     17.56     218.39    0.57
SFED     SFS Bancorp Inc.              NY     NASDAQ     17.375       18.000  11.000      4.90     5.30     17.26     132.84    0.18
TPNZ     Tappan Zee Financial Inc.     NY     NASDAQ     16.125       16.375  11.250     12.17     7.50     13.84      79.42    0.20
YFCB     Yonkers Financial Corporati   NY     NASDAQ     15.250       15.750   9.310     -1.61    12.96     13.68      89.44      NA
ASBP     ASB Financial Corp.           OH     NASDAQ     11.750       18.250  11.375      2.17    -2.08     10.62      63.56    5.40
CAFI     Camco Financial Corp.         OH     NASDAQ     18.250       19.286   4.525      2.82    14.96     14.96     154.31    0.47
COFI     Charter One Financial         OH     NASDAQ     46.313       49.500   3.281      8.97    -4.01     20.53     302.99    0.90
CTZN     CitFed Bancorp Inc.           OH     NASDAQ     34.250       37.250   6.167      2.05    -5.19     21.59     341.02    0.26
CIBI     Community Investors Bancorp   OH     NASDAQ     19.000       19.250  10.750      9.35     9.35     17.73     153.96    0.34
DCBI     Delphos Citizens Bancorp In   OH     NASDAQ     13.875       14.500  11.750      5.71    -1.77     14.89      52.52      NA
EMLD     Emerald Financial Corp.       OH     NASDAQ     15.000       15.000   7.750     10.09    25.00      8.73     116.29    0.30
EFBI     Enterprise Federal Bancorp    OH     NASDAQ     17.750       18.000  11.250     16.39    16.39     15.74     127.66    1.25
FFDF     FFD Financial Corp.           OH     NASDAQ     13.500       14.000  10.000      1.89    -2.70     14.51      58.63      NA
FFYF     FFY Financial Corp.           OH     NASDAQ     25.875       26.250  12.250      0.49     2.99     19.50     138.32    0.65
FFOH     Fidelity Financial of Ohio    OH     NASDAQ     14.125       14.625   3.112     14.14    10.78     12.03      91.72    0.22
FDEF     First Defiance Financial      OH     NASDAQ     13.000       14.063   5.790      2.97     0.00     12.41      57.95    0.30
FFBZ     First Federal Bancorp Inc.    OH     NASDAQ     17.500       19.000   3.125     -7.89     2.94      8.38     121.96    0.23
FFHS     First Franklin Corporation    OH     NASDAQ     18.500       18.750   3.500      4.23    15.63     16.93     191.99    0.32
FFSW     FirstFederal Financial Svcs   OH     NASDAQ     41.000       41.000   2.232     13.89     9.33     16.02     296.43    0.48
GFCO     Glenway Financial Corp.       OH     NASDAQ     24.750       25.750  15.419     19.28    23.75     23.06     245.52    0.66
HHFC     Harvest Home Financial Corp   OH     NASDAQ     11.000       13.750   8.750     -4.35     8.64     11.11      88.89    3.40
HVFD     Haverfield Corporation        OH     NASDAQ     24.500       25.000   5.165      4.26    30.67     15.04     179.22    0.55
HCFC     Home City Financial Corp.     OH     NASDAQ     13.250       14.250  12.000     -3.64    -5.36     16.05      71.66      NA
INBI     Industrial Bancorp            OH     NASDAQ     12.250       16.000   9.875     -4.74    -3.92     11.41      61.71    0.28
LONF     London Financial Corporatio   OH     NASDAQ     15.000       17.500   9.750     -6.25    -1.64     14.63      73.64      NA
MRKF     Market Financial Corporatio   OH     NASDAQ     12.375       12.938  12.250     -1.98       NA     14.59      42.18      NA
METF     Metropolitan Financial Corp   OH     NASDAQ     13.000       13.250  10.500     18.18    20.93      8.73     228.91      NA
MFFC     Milton Federal Financial Co   OH.    NASDAQ     13.375       17.125  10.000     -4.46    -6.96     12.22      76.80    3.04
OHSL     OHSL Financial Corp.          OH     NASDAQ     23.250       24.250  11.500      0.00     6.90     21.00     190.25    0.79
PFFC     Peoples Financial Corp.       OH     NASDAQ     15.000       16.000  10.875      0.00     0.84     16.18      60.15      NA
PSFC     Peoples-Sidney Financial Co   OH.    NASDAQ     12.875       13.625  12.563        NA       NA        NA         NA      NA
PTRS     Potters Financial Corp.       OH     NASDAQ     20.063       20.250   9.000      5.59     2.23     21.39     240.17    0.32
PVFC     PVF Capital Corp.             OH     NASDAQ     19.000       19.000   4.316      5.56    16.03     10.77     153.34    0.00
SFSL     Security First Corp.          OH     NASDAQ     21.750       21.750   1.625     19.18    22.54     11.88     126.87    0.44
SBCN     Suburban Bancorporation Inc   OH     NASDAQ     18.750       19.375  10.500      8.70    15.38     18.02     150.47    0.60
WOFC     Western Ohio Financial Corp   OH     NASDAQ     21.250       24.375  14.750     -3.41    -1.16     23.21     173.03    1.00
WEHO     Westwood Homestead Fin. Cor   OH     NASDAQ     13.000       14.500  10.375      1.96    -5.45     14.15      45.70      NA
WFCO     Winton Financial Corp.        OH     NASDAQ     13.000       15.000   3.750    -10.34     5.72     11.06     154.66    0.43
FFWD     Wood Bancorp Inc.             OH     NASDAQ     16.375       17.250   8.000     -2.96     3.97     13.91     109.54    0.31
KFBI     Klamath First Bancorp         OR     NASDAQ     18.125       18.625  12.500      7.41    16.46     15.39      68.64    0.28

                                                    PRICING RATIOS
                                         --------------------------------------
                                          Price/   Price/   Price/   Price/Core
                                         Earnings Bk. Value Assets   Earnings
                                           (X)      (%)       (%)      (X)
                                         -------- -------- --------  --------
PFSB     PennFed Financial Services        18.29   117.28      9.58    12.13
PULS     Pulse Bancorp                     17.22   138.89     10.83    11.27
SFIN     Statewide Financial Corp.         21.79   122.07     11.36    12.60
WYNE     Wayne Bancorp Inc.                   NA   101.09     14.72       NA
WWFC     Westwood Financial Corporat          NA   131.97     12.23       NA
AABC     Access Anytime Bancorp, Inc          NM    88.72      6.03       NM
GUPB     GFSB Bancorp Inc.                 25.75   102.19     16.66    20.54
AFED     AFSALA Bancorp Inc.                  NA    88.60     13.26       NA
ALBK     ALBANK Financial Corporatio       19.54   153.39     14.11    15.65
ALBC     Albion Banc Corp.                 84.09    78.32      6.98    19.68
ASFC     Astoria Financial Corporati       23.20   146.76     11.15    15.07
CNY      Carver Bancorp Inc.                  NM    66.06      5.33       NM
FIBC     Financial Bancorp Inc.            21.88   116.74     11.36    12.96
HAVN     Haven Bancorp Inc.                15.27   145.91      8.46    10.23
LISB     Long Island Bancorp Inc.          24.64   159.57     14.38    20.78
NYB      New York Bancorp Inc.             14.50   332.57     16.83    14.12
PEEK     Peekskill Financial Corp.         24.34    95.16     24.34    18.75
PKPS     Poughkeepsie Savings Bank F       50.00   112.85      9.51       NA
RELY     Reliance Bancorp Inc.             22.01   141.66     11.39    14.21
SFED     SFS Bancorp Inc.                  27.15   100.67     13.08    15.65
TPNZ     Tappan Zee Financial Inc.         27.33   116.51     20.30    19.66
YFCB     Yonkers Financial Corporati          NA   111.48     17.05       NA
ASBP     ASB Financial Corp.               28.66   110.64     18.49    19.92
CAFI     Camco Financial Corp.             16.74   121.99     11.83    12.85
COFI     Charter One Financial             16.54   225.59     15.29    12.94
CTZN     CitFed Bancorp Inc.               20.15   158.64     10.04    13.98
CIBI     Community Investors Bancorp       18.81   107.16     12.34    12.58
DCBI     Delphos Citizens Bancorp In          NA    93.18     26.42       NA
EMLD     Emerald Financial Corp.           19.74   171.82     12.90    15.63
EFBI     Enterprise Federal Bancorp        20.88   112.77     13.90    18.49
FFDF     FFD Financial Corp.                  NA    93.04     23.03       NA
FFYF     FFY Financial Corp.               22.50   132.69     18.71    16.27
FFOH     Fidelity Financial of Ohio        31.39   117.41     15.40    18.83
FDEF     First Defiance Financial          30.23   104.75     22.43    23.21
FFBZ     First Federal Bancorp Inc.        22.15   208.83     14.35    16.36
FFHS     First Franklin Corporation        71.15   109.27      9.64    16.67
FFSW     FirstFederal Financial Svcs       21.03   255.93     13.83    22.16
GFCO     Glenway Financial Corp.           26.33   107.33     10.08    14.73
HHFC     Harvest Home Financial Corp       47.83    99.01     12.37    22.00
HVFD     Haverfield Corporation            27.84   162.90     13.67    15.12
HCFC     Home City Financial Corp.            NA    82.55     18.49       NA
INBI     Industrial Bancorp                27.22   107.36     19.85    15.51
LONF     London Financial Corporatio          NA   102.53     20.37       NA
MRKF     Market Financial Corporatio          NA    84.82     29.34       NA
METF     Metropolitan Financial Corp          NA   148.91      5.68       NA
MFFC     Milton Federal Financial Co       31.10   109.45     17.42    23.46
OHSL     OHSL Financial Corp.              22.57   110.71     12.22    15.82
PFFC     Peoples Financial Corp.              NA    92.71     24.94       NA
PSFC     Peoples-Sidney Financial Co          NA       NA        NA       NA
PTRS     Potters Financial Corp.           27.48    93.80      8.35    12.70
PVFC     PVF Capital Corp.                 13.19   176.42     12.39     7.66
SFSL     Security First Corp.              18.59   183.08     17.14    14.80
SBCN     Suburban Bancorporation Inc       25.68   104.05     12.46    17.69
WOFC     Western Ohio Financial Corp       44.27    91.56     12.28    31.25
WEHO     Westwood Homestead Fin. Cor          NA    91.87     28.45       NA
WFCO     Winton Financial Corp.            12.38   117.54      8.41    10.66
FFWD     Wood Bancorp Inc.                 16.54   117.72     14.95    12.89
KFBI     Klamath First Bancorp             31.25   117.77     26.41    21.32

WFSG     Wilshire Financial Services   OR     NASDAQ   13.750     18.000    13.500      1.85   -19.71      8.48     145.06      NA
CVAL     Chester Valley Bancorp Inc.   PA     NASDAQ   17.500     19.000     3.103     -2.78     5.42     12.72     148.56    0.34
CMSB     Commonwealth Bancorp Inc.     PA     NASDAQ   15.000     16.000     5.790     10.09    -2.44     12.50     130.68      NA
FSBI     Fidelity Bancorp Inc.         PA     NASDAQ   20.250     21.705     3.415     10.00    -2.09     14.82     212.83    0.29
FBBC     First Bell Bancorp Inc.       PA     NASDAQ   14.750     17.375    11.875      0.00    -5.60     10.63     104.22    3.35
FKFS     First Keystone Financial      PA     NASDAQ   22.000     22.500    10.250      3.53     1.73     18.12     256.25    0.10
SHEN     First Shenango Bancorp Inc.   PA     NASDAQ   25.000     25.750    12.750      3.09     0.00     20.79     194.33    0.48
GAF      GA Financial Inc.             PA      AMSE    16.000     17.250    10.250      3.23    -2.29     14.94      79.73    0.21
HARL     Harleysville Savings Bank     PA     NASDAQ   22.000     23.000     2.828      7.32    10.00     12.82     201.41    0.35
LARL     Laurel Capital Group Inc.     PA     NASDAQ   21.500     22.500     3.627      0.00    10.26     14.51     139.21    0.41
MLBC     ML Bancorp Inc.               PA     NASDAQ   16.500     17.750     6.219      4.76    -5.04     13.03     188.17    0.38
PVSA     Parkvale Financial Corporat   PA     NASDAQ   27.000     29.500     2.150      0.93     4.85     17.91     239.53    0.49
PBIX     Patriot Bank Corp.            PA     NASDAQ   16.375     16.750    10.258      2.34     7.38     12.70     139.25    0.28
PWBC     PennFirst Bancorp Inc.        PA     NASDAQ   13.500     15.915     4.019     -0.92     0.00     12.77     180.58    0.86
PWBK     Pennwood Bancorp Inc.         PA     NASDAQ   15.000     15.000     9.000      1.69     4.35     15.30      78.56      NA
PHFC     Pittsburgh Home Financial C   PA     NASDAQ   15.000     15.500     9.500      5.26     2.56     13.71     119.51      NA
PRBC     Prestige Bancorp Inc.         PA     NASDAQ   15.875     16.125     9.750      2.42     8.55     16.11     137.88      NA
PFNC     Progress Financial Corporat   PA     NASDAQ    8.750     18.750     0.750      2.18    -1.41      5.52     104.97    0.06
SVRN     Sovereign Bancorp Inc.        PA     NASDAQ   13.375     14.000     0.837      8.08     7.00      6.60     147.31    0.07
THRD     TF Financial Corporation      PA     NASDAQ   17.000     19.250     9.750     -4.90    -8.72     18.51     157.65    0.34
WVFC     WVS Financial Corporation     PA     NASDAQ   23.500     27.250    13.000     -3.09    -8.74     20.50     161.11    2.30
YFED     York Financial Corp.          PA     NASDAQ   19.250     19.750     4.301      4.05     4.05     13.99     166.02    0.57
AMFB     American Federal Bank FSB     SC     NASDAQ   30.000     30.250     0.625      7.14     4.35     10.64     118.44    0.54
CFCP     Coastal Financial Corp.       SC     NASDAQ   24.750     25.750     1.918      6.45     2.59      8.49     139.35    0.44
FFCH     First Financial Holdings In   SC     NASDAQ   26.000     28.250     4.000      2.97    -7.14     15.57     253.23    0.68
FSFC     First Southeast Financial C   SC     NASDAQ   10.750     20.250     9.125      8.17    -2.27      7.80      76.29   10.26
PALM     Palfed, Inc.                  SC     NASDAQ   16.125     18.500     3.500     -3.01     8.86     10.07     124.23    0.09
SCCB     S. Carolina Community Bancs   SC     NASDAQ   17.750     20.500    12.625     -4.05    -6.58     17.11      65.90    0.60
HFFC     HF Financial Corp.            SD     NASDAQ   19.500     20.500     5.500      0.00     8.33     16.51     187.23    0.35
TWIN     Twin City Bancorp             TN     NASDAQ   18.000     19.250    10.500     -6.49    -0.69     15.82     122.43    0.64
BNKU     Bank United Corp.             TX     NASDAQ   31.625     33.000    22.500      9.05     1.61     18.01     348.23      NA
CBSA     Coastal Bancorp Inc.          TX     NASDAQ   26.250     28.250     9.875     13.51     1.45     19.35     574.16    0.40
ETFS     East Texas Financial Servic   TX     NASDAQ   17.125     18.750    11.000     -2.84    -6.16     19.69     103.48    0.20
FBHC     Fort Bend Holding Corp.       TX     NASDAQ   26.500     27.500    10.375      0.95    12.46     22.41     358.85    0.28
JXVL     Jacksonville Bancorp Inc.     TX     NASDAQ   14.500     15.750     7.141      7.41    -3.33     13.27      84.90      NA
BFSB     Bedford Bancshares Inc.       VA     NASDAQ   20.250     20.500    10.250      2.53     6.58     17.43     115.11    0.46
CNIT     CENIT Bancorp Inc.            VA     NASDAQ   43.500     46.000    10.875      1.16    -3.33     30.58     430.98    0.90
CFFC     Community Financial Corp.     VA     NASDAQ   22.000     23.500     4.250     -2.22     0.00     18.04     130.99    0.50
ESX      Essex Bancorp Inc.            VA      AMSE     1.250     19.250     0.750    -13.07   -16.67      0.12     170.59    0.00
FFFC     FFVA Financial Corp.          VA     NASDAQ   24.750     25.000     8.250     13.79     0.00     16.99     121.62    0.42
GSLC     Guaranty Financial Corp.      VA     NASDAQ    9.625     11.000     6.313     -1.28     0.00      7.20      82.41    0.10
LIFB     Life Bancorp Inc.             VA     NASDAQ   20.625     21.000     8.313      7.84     4.43     15.42     142.98    0.44
VABF     Virginia Beach Fed. Financi   VA     NASDAQ   10.844     11.375     1.625      8.44    -2.53      8.29     122.16    0.17
VFFC     Virginia First Financial Co   VA.    NASDAQ   21.375     21.750     1.250     47.41    39.02     11.35     140.80    0.10
CASB     Cascade Financial Corp.       WA     NASDAQ   16.250     17.500     2.662      1.56    -4.41     10.59     171.50    0.00
FWWB     First SB of Washington Banc   WA     NASDAQ   21.125     22.125    12.375      6.96     0.60     15.11      92.45    0.20
IWBK     InterWest Bancorp Inc.        WA     NASDAQ   33.500     36.250     8.478     17.03    -7.59     14.81     220.93    0.54
STSA     Sterling Financial Corp.      WA     NASDAQ   17.500     17.500     1.878     12.90     6.06     10.98     280.93    0.00
WFSL     Washington Federal Inc.       WA     NASDAQ   25.375     27.500     1.566     10.33    -5.58     14.10     122.02    0.86
AADV     Advantage Bancorp Inc.        WI     NASDAQ   38.000     41.250    10.600     -3.80     6.29     27.93     316.08    0.34
ABCW     Anchor BanCorp Wisconsin      WI     NASDAQ   43.750     47.000     9.800      0.43     1.16     25.73     411.45    0.48
FCBF     FCB Financial Corp.           WI     NASDAQ   22.000     23.500    10.000      6.67    -1.12     19.11     109.17    0.69
FTFC     First Federal Capital Corp.   WI     NASDAQ   29.500     31.000     1.449     12.38     2.61     15.97     251.31    0.64
FFHC     First Financial Corp.         WI     NASDAQ   27.750     28.625     1.330      7.25    -1.33     11.14     159.52    0.54
FNGB     First Northern Capital Corp   WI     NASDAQ   19.250     20.250     3.063     -1.28    10.00     16.09     139.82    0.61
HALL     Hallmark Capital Corp.        WI     NASDAQ   19.375     19.500     9.875      6.90     6.90     19.82     283.65    0.00
MWFD     Midwest Federal Financial     WI     NASDAQ   19.750     24.500     4.167     -1.25     9.72     10.66     123.74    0.31
NWEQ     Northwest Equity Corp.        WI     NASDAQ   14.750     14.750     6.875      7.27     8.26     13.82     103.86    0.28
RELI     Reliance Bancshares Inc.      WI     NASDAQ    8.000     10.125     6.500      4.92    12.28      8.89      18.52      NA
SECP     Security Capital Corporatio   WI     NASDAQ   91.375     92.000    25.000      5.03     7.82     59.17     396.28    0.83
STFR     St. Francis Capital Corp.     WI     NASDAQ   29.500     32.250    12.625      1.72     8.26     23.89     293.15    0.44
AFBC     Advance Financial Bancorp     WV     NASDAQ   14.000     14.500    12.750      3.70     0.00     14.75      95.51      NA
FOBC     Fed One Bancorp               WV     NASDAQ   18.875     19.500     5.358      3.42     6.34     17.07     141.74    0.57
CRZY     Crazy Woman Creek Bancorp     WY     NASDAQ   13.125     14.250    10.000     -0.94    -2.78     14.42      51.78    0.35
TRIC     Tri-County Bancorp Inc.       WY     NASDAQ   20.500     20.500    11.375      0.00     9.33     21.63     141.23    0.40


WFSG     Wilshire Financial Services           NA   162.15      9.48       NA
CVAL     Chester Valley Bancorp Inc.        20.35   137.58     11.78    13.78
CMSB     Commonwealth Bancorp Inc.             NA   120.00     11.48       NA
FSBI     Fidelity Bancorp Inc.              19.29   136.64      9.51    12.20
FBBC     First Bell Bancorp Inc.            14.60   138.76     14.15    12.50
FKFS     First Keystone Financial           16.54   121.41      8.59    11.22
SHEN     First Shenango Bancorp Inc.        17.01   120.25     12.86       NA
GAF      GA Financial Inc.                  20.00   107.10     20.07    18.18
HARL     Harleysville Savings Bank          17.19   171.61     10.92    12.09
LARL     Laurel Capital Group Inc.          14.93   148.17     15.44    11.94
MLBC     ML Bancorp Inc.                    13.52   126.63      8.77    15.42
PVSA     Parkvale Financial Corporat        16.98   150.75     11.27    11.34
PBIX     Patriot Bank Corp.                 31.49   128.94     11.76    20.73
PWBC     PennFirst Bancorp Inc.             18.00   105.72      7.48    12.16
PWBK     Pennwood Bancorp Inc.                 NA    98.04     19.09       NA
PHFC     Pittsburgh Home Financial C           NA   109.41     12.55       NA
PRBC     Prestige Bancorp Inc.                 NA    98.54     11.51       NA
PFNC     Progress Financial Corporat        21.34   158.51      8.34    16.20
SVRN     Sovereign Bancorp Inc.             21.93   202.65      9.08       NA
THRD     TF Financial Corporation           21.52    91.84     10.78    15.45
WVFC     WVS Financial Corporation          14.42   114.63     14.59    11.69
YFED     York Financial Corp.               20.05   137.60     11.59    15.91
AMFB     American Federal Bank FSB          22.73   281.95     25.33    18.29
CFCP     Coastal Financial Corp.            21.71   291.52     17.76    19.80
FFCH     First Financial Holdings In        19.40   166.99     10.27    12.94
FSFC     First Southeast Financial C           NM   137.82     14.09    15.14
PALM     Palfed, Inc.                          NM   160.13     12.98    23.04
SCCB     S. Carolina Community Bancs        32.87   103.74     26.93    25.36
HFFC     HF Financial Corp.                 18.22   118.11     10.41    13.36
TWIN     Twin City Bancorp                  25.35   113.78     14.70    18.00
BNKU     Bank United Corp.                  25.30   175.60      9.08       NA
CBSA     Coastal Bancorp Inc.               17.98   135.66      4.57    11.46
ETFS     East Texas Financial Servic        43.91    86.97     16.55    24.46
FBHC     Fort Bend Holding Corp.            29.12   118.25      7.38    16.36
JXVL     Jacksonville Bancorp Inc.             NA   109.27     17.08       NA
BFSB     Bedford Bancshares Inc.            16.74   116.18     17.59    12.98
CNIT     CENIT Bancorp Inc.                 21.32   142.25     10.09    15.43
CFFC     Community Financial Corp.          16.67   121.95     16.80    13.02
ESX      Essex Bancorp Inc.                    NM       NM      0.73       NM
FFFC     FFVA Financial Corp.               21.34   145.67     20.35    17.55
GSLC     Guaranty Financial Corp.           22.38   133.68     11.68    18.51
LIFB     Life Bancorp Inc.                  20.63   133.75     14.43    16.24
VABF     Virginia Beach Fed. Financi        57.07   130.81      8.88    21.69
VFFC     Virginia First Financial Co        11.88   188.33     15.18    24.85
CASB     Cascade Financial Corp.            24.62   153.45      9.48    18.47
FWWB     First SB of Washington Banc        24.56   139.81     22.85    21.78
IWBK     InterWest Bancorp Inc.             18.93   226.20     15.16    14.57
STSA     Sterling Financial Corp.          125.00   159.38      6.23    21.60
WFSL     Washington Federal Inc.            13.36   179.96     20.80    12.03
AADV     Advantage Bancorp Inc.             37.62   136.05     12.02    15.70
ABCW     Anchor BanCorp Wisconsin           15.51   170.03     10.63    11.95
FCBF     FCB Financial Corp.                22.45   115.12     20.15    18.64
FTFC     First Federal Capital Corp.        18.32   184.72     11.74    15.28
FFHC     First Financial Corp.              20.11   249.10     17.40    14.68
FNGB     First Northern Capital Corp        24.68   119.64     13.77    16.45
HALL     Hallmark Capital Corp.             16.01    97.75      6.83    12.19
MWFD     Midwest Federal Financial          16.60   185.27     15.96    16.46
NWEQ     Northwest Equity Corp.             18.91   106.73     14.20    15.86
RELI     Reliance Bancshares Inc.              NA    89.99     43.20       NA
SECP     Security Capital Corporatio        21.01   154.43     23.06    17.57
STFR     St. Francis Capital Corp.          19.41   123.48     10.06    16.48
AFBC     Advance Financial Bancorp             NA    94.92     14.66       NA
FOBC     Fed One Bancorp                    20.30   110.57     13.32    13.88
CRZY     Crazy Woman Creek Bancorp          25.24    91.02     25.35    20.19
TRIC     Tri-County Bancorp Inc.            20.30    94.78     14.52    16.02

ALL THRIFTS
         AVERAGE          20.242     23.783   8.418    3.57     2.67   16.08   159.90    0.59    29.60   128.80     15.46    20.52
         MEDIAN           17.750     19.250   9.500    2.73     1.57   15.19   134.55    0.39    22.01   117.01     13.77    16.36
         HIGH             91.375    589.500  62.000   47.41    44.14   73.45   673.38   10.26   211.36   369.05     56.00   205.00
         LOW               1.250      6.917   0.178  -19.85   -28.08    0.12    13.17    0.00     8.17    63.21      0.73     6.93

AVERAGE FOR STATE
         IN               19.340     20.590   8.340    2.34     3.47   16.26   144.18    0.67    33.198   #####    14.428   30.399

AVERAGE BY REGION
         MIDWEST          19.843     21.272   8.817    2.69     3.93   16.43   144.23    0.59    30.88   122.37     16.23    20.02
         NEW ENGLAND      21.591     23.148   6.840    4.14     1.10   18.11   248.36    0.52    22.42   121.35      9.23    18.53
         MID ATLANTIC     20.406     22.143   7.327    4.33     3.01   15.84   173.20    0.47    23.85   129.70     12.77    15.15
         SOUTHEAST        19.054     21.503   9.049    3.01     3.14   14.47   119.91    0.98    26.22   143.26     19.81    27.76
         SOUTHWEST        20.411     21.784  11.024    4.73     6.60   16.40   190.39    0.58    28.56   125.99     14.38    19.15
         WEST             22.963     41.316   7.017    6.20    -4.59   16.66   226.81    0.32    39.77   136.06     12.35    21.58

AVERAGE BY EXCHANGE
         NYSE             35.225     95.288   2.624   11.01    -4.70   19.21   348.92    0.38    35.00   191.42     10.77    21.05
         AMEX             15.397     17.690   9.767    1.56     2.10   14.03   111.01    1.39    26.33   110.08     17.46    23.48
         OTC/NASDAQ       20.067     21.819   8.521    3.45     2.96   16.10   156.65    0.55    29.52   127.82     15.49    20.34


                                                                      EXHIBIT 31

KELLER & COMPANY
Columbus, Ohio
614-766-1426

                          KEY FINANCIAL DATA AND RATIOS
                   PUBLICLY-TRADED, SAIF INSURED INSTITUTIONS
                      (EXCLUDING MUTUAL HOLDING COMPANIES)
                               AS OF MAY 22, 1997

                                                     ASSETS AND EQUITY                       PROFITABILITY
                                              -------------------------------------    --------------------------------
                                                    Total       Total       Total                 Core            Core
                                                   Assets      Equity    Tang. Equity     ROAA    ROAA    ROAE    ROAE
                                        State      ($000)      ($000)      ($000)         (%)      (%)     (%)     (%)
                                        ----- -------------------------------------------------------------------------
FFDB     FirstFed Bancorp Incorporated    AL        176,496      17,559      16,045       0.56    0.93    5.44     9.10
PLE      Pinnacle Bancshares Inc.         AL        199,602      15,433      14,932       0.59    0.87    7.43    11.08
SRN      Southern Banc Company Inc.       AL        104,978      17,735      17,550       0.14    0.50    0.79     2.78
SCBS     Southern Community Bancshares    AL         70,106      15,399      15,399         NA      NA      NA       NA
SZB      SouthFirst Bancshares Inc.       AL         92,910      12,988      12,988       0.04    0.16    0.29     1.13
FFBH     First Federal Bancshares of A    AR        519,765      82,221      82,221       0.79    1.13    5.17     7.39
HCBB     HCB Bancshares Inc.              AR        180,417      13,992      12,537         NA      NA      NA       NA
FTF      Texarkana First Financial Cor    AR        168,094      26,945      26,945       1.39    1.71    7.87     9.71
AHM      Ahmanson & Company (H.F.)        CA     48,697,126   2,398,942   2,100,055       0.37    0.65    7.06    12.37
AFFFZ    America First Financial Fund     CA      2,183,062     180,742     178,180       1.42    1.73   19.32    23.50
BPLS     Bank Plus Corp.                  CA      3,294,647     161,993     161,663      -0.34   -0.04   -6.80    -0.86
BVCC     Bay View Capital Corp.           CA      3,044,610     192,134     182,614       0.38    0.63    6.09    10.22
BYFC     Broadway Financial Corp.         CA        118,763      13,652      13,652      -0.28    0.16   -2.39     1.32
CFHC     California Financial Holding     CA      1,315,052      91,537      91,150       0.53    0.81    7.95    12.17
CENF     CENFED Financial Corp.           CA      2,263,399     115,523     115,318       0.49    0.71    9.62    14.04
CSA      Coast Savings Financial          CA      8,797,075     435,918     429,950       0.16    0.50    3.19     9.99
DSL      Downey Financial Corp.           CA      5,484,473     400,503     394,616       0.45    0.76    5.75     9.62
FSSB     First FS&LA of San Bernardino    CA        103,674       4,492       4,329      -1.18   -1.18  -24.70   -24.76
FED      FirstFed Financial Corp.         CA      4,129,737     195,150     192,654       0.24    0.48    5.27    10.34
GLN      Glendale Federal Bank FSB        CA     15,393,708     986,434     925,338       0.30    0.62    4.66     9.72
GDW      Golden West Financial            CA     38,530,009   2,413,892   2,413,892       1.02    1.24   16.20    19.61
GWF      Great Western Financial          CA     42,877,903   2,585,070   2,308,054       0.25    0.69    4.10    11.07
HTHR     Hawthorne Financial Corp.        CA        837,975      44,124      44,124       0.77    0.54   14.36    10.05
HEMT     HF Bancorp Inc.                  CA        984,455      80,837      66,136      -0.10    0.16   -1.09     1.87
HBNK     Highland Federal Bank FSB        CA        480,192      35,825      35,825       0.29    0.50    3.90     6.70
MBBC     Monterey Bay Bancorp Inc.        CA        422,380      45,372      41,598       0.28    0.52    2.19     4.02
PFFB     PFF Bancorp Inc.                 CA      2,535,767     265,526     262,545       0.12    0.45    0.96     3.68
PROV     Provident Financial Holdings     CA        608,705      86,577      86,577       0.23    0.12    1.66     0.87
QCBC     Quaker City Bancorp Inc.         CA        780,843      69,571      69,483       0.32    0.57    3.46     6.21
REDF     RedFed Bancorp Inc.              CA        908,660      74,296      74,216       0.12    0.47    1.67     6.40
SGVB     SGV Bancorp Inc.                 CA        399,776      29,059      28,536       0.15    0.37    1.67     4.26
WES      Westcorp                         CA      3,405,772     319,778     318,869       0.93    0.21    9.50     2.09
FFBA     First Colorado Bancorp Inc.      CO      1,509,514     192,089     189,396       0.92    1.24    6.16     8.26
EGFC     Eagle Financial Corp.            CT      1,512,036     104,312      78,520       0.60    0.79    8.16    10.87
FFES     First Federal of East Hartfor    CT        974,693      60,939      60,939       0.44    0.69    7.03    11.18
MIDC     MidConn Bank                     CT        363,176      35,422      30,046       0.53    0.66    5.54     6.85
NTMG     Nutmeg Federal S&LA              CT         93,298       5,632       5,632       0.32    0.40    5.11     6.51
WBST     Webster Financial Corporation    CT      5,583,619     283,537     238,566       0.36    0.70    6.50    12.75
IFSB     Independence Federal Savings     DC        260,649      16,963      14,788       0.11    0.24    1.73     3.66
BANC     BankAtlantic Bancorp Inc.        FL      2,773,085     152,605     124,207       0.91    0.71   14.31    11.07
BKUNA    BankUnited Financial Corp.       FL      1,453,152      98,903      86,176       0.45    0.62    5.58     7.72
FFFG     F.F.O. Financial Group Inc.      FL        320,031      20,760      20,760       0.70    0.99   10.98    15.45
FFLC     FFLC Bancorp Inc.                FL        358,538      51,892      51,892       0.69    1.01    4.28     6.25
FFPB     First Palm Beach Bancorp Inc.    FL      1,558,235     105,404     102,676      -0.01    0.05   -0.09     0.66
OCWN     Ocwen Financial Corporation      FL      2,649,471     225,156     225,156         NA      NA      NA       NA
CCFH     CCF Holding Company              GA         86,940      12,445      12,445       0.27    0.42    1.49     2.37
EBSI     Eagle Bancshares                 GA        666,166      57,999      57,999       0.59    0.80    6.63     8.97
FSTC     First Citizens Corporation       GA        257,288      24,109      18,962       2.04    2.03   19.36    19.20
FGHC     First Georgia Holding Inc.       GA        147,094      12,468      11,382       0.63    0.77    7.69     9.28
FLFC     First Liberty Financial Corp.    GA      1,248,033      91,661      82,007       0.84    0.90   11.40    12.30
FLAG     FLAG Financial Corp.             GA        222,072      20,883      20,883      -0.06    0.14   -0.70     1.51
SFNB     Security First Network Bank      GA        108,791      40,064      39,401     -25.70  -25.34  -62.95   -62.07
CASH     First Midwest Financial Inc.     IA        370,177      42,911      37,971       0.75    0.98    6.51     8.45
GFSB     GFS Bancorp Inc.                 IA         88,154      10,197      10,197       0.98    1.20    8.41    10.24
HZFS     Horizon Financial Svcs Corp.     IA         78,368       8,225       8,225       0.43    0.60    3.87     5.41
MFCX     Marshalltown Financial Corp.     IA        127,107      19,845      19,845       0.33    0.63    2.14     4.04
MIFC     Mid-Iowa Financial Corp.         IA        123,572      11,238      11,224       0.91    1.19    9.84    12.89
MWBI     Midwest Bancshares Inc.          IA        139,006       9,642       9,642       0.47    0.74    6.77    10.69
FFFD     North Central Bancshares Inc.    IA        203,497      50,039      50,039       1.70    1.97    6.29     7.28
PMFI     Perpetual Midwest Financial      IA        397,780      33,786      33,786       0.09    0.26    0.98     2.88
SFFC     StateFed Financial Corporatio    IA         85,282      15,012      15,012       1.04    1.29    5.61     6.99
ABCL     Alliance Bancorp Inc.            IL      1,313,141     122,313          NA       0.44    0.74    5.07     8.51
AVND     Avondale Financial Corp.         IL        635,447      52,459      52,459      -0.72   -1.34   -7.09   -13.28
BFFC     Big Foot Financial Corp.         IL        210,086      35,890      35,890         NA      NA      NA       NA
CBCI     Calumet Bancorp Inc.             IL        494,557      78,845      78,845       1.12    1.35    6.91     8.36
CBSB     Charter Financial Inc.           IL        394,815      55,807      48,966       0.96    1.21    5.95     7.51

                                                          CAPITAL ISSUES
                                        ------------------------------------------------------
                                                                       Number of   Mkt. Value
                                              IPO                       Shares     of Shares
                                              Date      Exchange        Outstg.      ($M)
                                        ------------------------------------------------------

FFDB     FirstFed Bancorp Incorporated       11/19/91      NASDAQ       1,225,922        15.32
PLE      Pinnacle Bancshares Inc.            12/17/86       AMSE          889,823        19.24
SRN      Southern Banc Company Inc.          10/05/95       AMSE        1,230,313        17.69
SCBS     Southern Community Bancshares       12/23/96      NASDAQ       1,137,350        15.43
SZB      SouthFirst Bancshares Inc.          02/14/95       AMSE          821,100        11.70
FFBH     First Federal Bancshares of A       05/03/96      NASDAQ       4,896,063        90.58
HCBB     HCB Bancshares Inc.                 05/07/97      NASDAQ              NA           NA
FTF      Texarkana First Financial Cor       07/07/95       AMSE        1,832,805        30.24
AHM      Ahmanson & Company (H.F.)           10/25/72       NYSE      100,595,547      3659.16
AFFFZ    America First Financial Fund           NA         NASDAQ       6,010,589       187.08
BPLS     Bank Plus Corp.                        NA         NASDAQ      18,245,265       189.29
BVCC     Bay View Capital Corp.              05/09/86      NASDAQ       6,485,080       330.74
BYFC     Broadway Financial Corp.            01/09/96      NASDAQ         892,688         9.60
CFHC     California Financial Holding        04/01/83      NASDAQ       4,765,793       138.21
CENF     CENFED Financial Corp.              10/25/91      NASDAQ       5,760,489       174.12
CSA      Coast Savings Financial             12/23/85       NYSE       18,592,567       736.73
DSL      Downey Financial Corp.              01/01/71       NYSE       26,734,002       515.59
FSSB     First FS&LA of San Bernardino       02/02/93      NASDAQ         328,296         3.20
FED      FirstFed Financial Corp.            12/16/83       NYSE       10,560,402       248.17
GLN      Glendale Federal Bank FSB           10/01/83       NYSE       50,305,615      1157.03
GDW      Golden West Financial               05/29/59       NYSE       57,218,464      3590.46
GWF      Great Western Financial                NA          NYSE      137,885,310      5584.36
HTHR     Hawthorne Financial Corp.              NA         NASDAQ       2,629,275        26.95
HEMT     HF Bancorp Inc.                     06/30/95      NASDAQ       6,281,875        80.09
HBNK     Highland Federal Bank FSB              NA         NASDAQ       2,282,137        53.06
MBBC     Monterey Bay Bancorp Inc.           02/15/95      NASDAQ       3,244,908        53.95
PFFB     PFF Bancorp Inc.                    03/29/96      NASDAQ      18,845,625       270.91
PROV     Provident Financial Holdings        06/28/96      NASDAQ       5,075,215        76.76
QCBC     Quaker City Bancorp Inc.            12/30/93      NASDAQ       3,822,475        74.54
REDF     RedFed Bancorp Inc.                 04/08/94      NASDAQ       7,163,735       101.19
SGVB     SGV Bancorp Inc.                    06/29/95      NASDAQ       2,342,176        29.86
WES      Westcorp                            05/01/86       NYSE       26,013,956       377.20
FFBA     First Colorado Bancorp Inc.         01/02/96      NASDAQ      16,555,197       277.30
EGFC     Eagle Financial Corp.               02/03/87      NASDAQ       4,553,801       128.64
FFES     First Federal of East Hartfor       06/23/87      NASDAQ       2,649,011        67.55
MIDC     MidConn Bank                        09/11/86      NASDAQ       1,953,469        38.58
NTMG     Nutmeg Federal S&LA                    NA         NASDAQ         725,421         5.44
WBST     Webster Financial Corporation       12/12/86      NASDAQ      11,953,507       419.87
IFSB     Independence Federal Savings        06/06/85      NASDAQ       1,280,030        10.24
BANC     BankAtlantic Bancorp Inc.           11/29/83      NASDAQ      18,552,530       234.23
BKUNA    BankUnited Financial Corp.          12/11/85      NASDAQ       8,847,184        92.90
FFFG     F.F.O. Financial Group Inc.         10/13/88      NASDAQ       8,430,181        34.25
FFLC     FFLC Bancorp Inc.                   01/04/94      NASDAQ       2,341,862        58.55
FFPB     First Palm Beach Bancorp Inc.       09/29/93      NASDAQ       5,009,337       139.01
OCWN     Ocwen Financial Corporation               NA      NASDAQ      26,799,511       777.19
CCFH     CCF Holding Company                 07/12/95      NASDAQ         865,000        14.06
EBSI     Eagle Bancshares                    04/01/86      NASDAQ       4,552,200        70.56
FSTC     First Citizens Corporation          03/01/86      NASDAQ       1,588,012        40.10
FGHC     First Georgia Holding Inc.          02/11/87      NASDAQ       3,052,319        23.27
FLFC     First Liberty Financial Corp.       12/06/83      NASDAQ       7,724,780       164.15
FLAG     FLAG Financial Corp.                12/11/86      NASDAQ       2,036,990        25.46
SFNB     Security First Network Bank            NA         NASDAQ       8,260,023        84.67
CASH     First Midwest Financial Inc.        09/20/93      NASDAQ       2,827,323        49.12
GFSB     GFS Bancorp Inc.                    01/06/94      NASDAQ         987,842        11.36
HZFS     Horizon Financial Svcs Corp.        06/30/94      NASDAQ         425,540         7.45
MFCX     Marshalltown Financial Corp.        03/31/94      NASDAQ       1,411,475        21.35
MIFC     Mid-Iowa Financial Corp.            10/14/92      NASDAQ       1,675,988        13.41
MWBI     Midwest Bancshares Inc.             11/12/92      NASDAQ         348,339         9.75
FFFD     North Central Bancshares Inc.       03/21/96      NASDAQ       3,429,455        54.44
PMFI     Perpetual Midwest Financial         03/31/94      NASDAQ       1,907,278        37.67
SFFC     StateFed Financial Corporatio       01/05/94      NASDAQ         790,123        14.62
ABCL     Alliance Bancorp Inc.               07/07/92      NASDAQ       5,333,830       154.68
AVND     Avondale Financial Corp.            04/07/95      NASDAQ       3,525,325        59.93
BFFC     Big Foot Financial Corp.            12/20/96      NASDAQ       2,512,750        34.55
CBCI     Calumet Bancorp Inc.                02/20/92      NASDAQ       2,238,147        79.73
CBSB     Charter Financial Inc.              12/29/95      NASDAQ       4,220,258        70.69

                                                     ASSETS AND EQUITY                       PROFITABILITY
                                              -------------------------------------    --------------------------------
                                                    Total       Total       Total                 Core            Core
                                                   Assets      Equity    Tang. Equity     ROAA    ROAA    ROAE    ROAE
                                        State      ($000)      ($000)      ($000)         (%)      (%)     (%)     (%)
                                        ----- -------------------------------------------------------------------------
CNBA     Chester Bancorp Inc.             IL        142,487      31,636      31,636        0.58    0.92    4.33     6.84
CBK      Citizens First Financial Corp    IL        271,614      39,766      39,766        0.27    0.57    1.89     3.93
CSBF     CSB Financial Group Inc.         IL         47,996      12,033      11,342        0.44    0.65    1.62     2.39
DFIN     Damen Financial Corp.            IL        227,400      45,840      45,840        0.71    0.89    3.08     3.85
EGLB     Eagle BancGroup Inc.             IL        170,531      20,636      20,636       -0.20    0.11   -1.64     0.94
FBCI     Fidelity Bancorp Inc.            IL        486,010      49,521      49,391        0.52    0.75    4.85     6.93
FFBI     First Financial Bancorp Inc.     IL         93,156       7,269       7,269       -0.02    0.45   -0.26     5.63
FMBD     First Mutual Bancorp Inc.        IL        424,597      56,948      43,820        0.14    0.37    0.76     1.94
FFDP     FirstFed Bancshares              IL        552,558      49,379      47,065        0.16    0.43    1.81     4.87
GTPS     Great American Bancorp           IL        137,898      29,172      29,172        0.25    0.61    1.00     2.42
HMLK     Hemlock Federal Financial Cor    IL        164,493      30,076      30,076          NA      NA      NA       NA
HBEI     Home Bancorp of Elgin Inc.       IL        358,695     100,839     100,839        0.30    0.81    1.38     3.67
HMCI     HomeCorp Inc.                    IL        336,447      21,196      21,196        0.11    0.38    1.86     6.13
KNK      Kankakee Bancorp Inc.            IL        342,379      36,554      34,218        0.61    0.77    5.99     7.65
MAFB     MAF Bancorp Inc.                 IL      3,236,449     255,110     221,484        0.78    1.08   10.30    14.28
NBSI     North Bancshares Inc.            IL        120,011      17,533      17,533        0.45    0.64    2.93     4.18
PFED     Park Bancorp Inc.                IL        177,981      38,597      38,597        0.77    1.06    4.01     5.51
PSFI     PS Financial Inc.                IL         75,118      32,476      32,476          NA      NA      NA       NA
SWBI     Southwest Bancshares             IL        371,563      40,081      40,081        0.74    1.04    6.81     9.52
SPBC     St. Paul Bancorp Inc.            IL      4,484,882     391,900     390,683        0.68    1.00    7.62    11.18
STND     Standard Financial Inc.          IL      2,488,854     271,257     270,870        0.47    0.70    4.16     6.15
SFSB     SuburbFed Financial Corp.        IL        407,800      26,769      26,654        0.33    0.54    4.94     8.08
WCBI     Westco Bancorp                   IL        309,921      48,250      48,250        1.10    1.40    7.05     9.01
FBCV     1ST Bancorp                      IN        273,090      21,759      21,277        0.24    0.04    2.94     0.47
AMFC     AMB Financial Corp.              IN         93,643      15,260      15,260        0.70    0.88    3.73     4.67
ASBI     Ameriana Bancorp                 IN        402,163      43,630      43,589        0.60    0.87    5.41     7.83
ATSB     AmTrust Capital Corp.            IN         71,031       7,222       7,145        0.29    0.19    2.91     1.91
CBCO     CB Bancorp Inc.                  IN        226,553      20,008      20,008        1.02    1.19   10.70    12.47
FFWC     FFW Corp.                        IN        158,441      15,854      15,854        0.89    1.10    8.73    10.78
FFED     Fidelity Federal Bancorp         IN        250,285      12,865      12,865        0.16    0.29    2.98     5.39
FISB     First Indiana Corporation        IN      1,481,157     141,974     140,163        0.90    1.03    9.66    11.07
HFGI     Harrington Financial Group       IN        515,360      24,647      24,647        0.34    0.48    7.37    10.32
HBFW     Home Bancorp                     IN        327,789      45,713      45,713        0.56    0.89    3.78     6.04
HBBI     Home Building Bancorp            IN         46,804       5,649       5,649        0.20    0.50    1.48     3.77
HOMF     Home Federal Bancorp             IN        663,658      56,079      54,256        1.03    1.18   12.42    14.20
HWEN     Home Financial Bancorp           IN         39,443       7,347       7,347        0.57    0.81    3.61     5.11
INCB     Indiana Community Bank SB        IN         91,329      11,312      11,312        0.17    0.50    1.29     3.92
IFSL     Indiana Federal Corporation      IN        818,924      71,920      67,573        0.67    0.95    7.45    10.52
LOGN     Logansport Financial Corp.       IN         79,298      15,585      15,585        1.17    1.51    5.27     6.80
MARN     Marion Capital Holdings          IN        174,415      40,202      40,202        1.32    1.59    5.71     6.87
MFBC     MFB Corp.                        IN        234,290      33,987      33,987        0.56    0.85    3.38     5.10
NEIB     Northeast Indiana Bancorp        IN        172,874      26,213      26,213        1.04    1.22    6.00     7.06
PFDC     Peoples Bancorp                  IN        283,242      42,999      42,999        1.10    1.45    7.15     9.42
PERM     Permanent Bancorp Inc.           IN        412,967      40,064      39,667        0.24    0.51    2.37     5.11
RIVR     River Valley Bancorp             IN        138,325      17,099      16,833          NA      NA      NA       NA
SOBI     Sobieski Bancorp Inc.            IN         79,080      12,181      12,181        0.28    0.57    1.64     3.28
FFSL     First Independence Corp.         KS        109,230      11,474      11,474        0.50    0.76    4.28     6.54
LARK     Landmark Bancshares Inc.         KS        223,799      32,750      32,750        0.84    1.04    5.42     6.69
MCBS     Mid Continent Bancshares Inc.    KS        371,169      37,279      37,279        1.03    1.17    9.21    10.54
CKFB     CKF Bancorp Inc.                 KY         60,197      14,254      14,254        1.30    1.29    5.08     5.05
CLAS     Classic Bancshares Inc.          KY        128,361      19,151      16,094        0.43    0.71    2.05     3.40
FFKY     First Federal Financial Corp.    KY        372,300      50,640      47,556        1.25    1.49    8.98    10.72
FLKY     First Lancaster Bancshares       KY         40,448      13,850      13,850        1.15    1.41    3.52     4.31
FTSB     Fort Thomas Financial Corp.      KY         94,681      15,236      15,236        0.50    0.77    2.48     3.83
FKKY     Frankfort First Bancorp Inc.     KY        128,328      33,611      33,611        0.64    0.92    2.31     3.34
GWBC     Gateway Bancorp Inc.             KY         65,806      17,166      17,166        0.82    1.14    3.26     4.50
GTFN     Great Financial Corporation      KY      3,002,142     279,107     266,946        0.74    0.71    7.42     7.13
HFFB     Harrodsburg First Fin Bancorp    KY        108,187      28,514      28,514        1.03    1.35    3.73     4.90
KYF      Kentucky First Bancorp Inc.      KY         88,923      14,326      14,326        0.80    1.07    3.95     5.23
ANA      Acadiana Bancshares Inc.         LA        261,687      45,616      45,616        0.50    0.84    3.35     5.61
CZF      CitiSave Financial Corp          LA         74,942      12,457      12,457        0.51    0.77    3.00     4.51
GSLA     GS Financial Corp.               LA        135,339      24,735      24,735          NA      NA      NA       NA
ISBF     ISB Financial Corporation        LA        938,968     114,414      97,011        0.69    0.92    4.57     6.15

                                                          CAPITAL ISSUES
                                        ------------------------------------------------------
                                                                       Number of   Mkt. Value
                                              IPO                       Shares     of Shares
                                              Date      Exchange        Outstg.      ($M)
                                        ------------------------------------------------------
CNBA     Chester Bancorp Inc.             10/08/96       NASDAQ       2,182,125        31.64
CBK      Citizens First Financial Corp    05/01/96        AMSE        2,798,829        42.68
CSBF     CSB Financial Group Inc.         10/09/95       NASDAQ         941,850        10.71
DFIN     Damen Financial Corp.            10/02/95       NASDAQ       3,246,717        46.67
EGLB     Eagle BancGroup Inc.             07/01/96       NASDAQ       1,267,705        19.97
FBCI     Fidelity Bancorp Inc.            12/15/93       NASDAQ       2,791,978        55.84
FFBI     First Financial Bancorp Inc.     10/04/93       NASDAQ         415,488         6.86
FMBD     First Mutual Bancorp Inc.        07/05/95       NASDAQ       3,741,670        56.59
FFDP     FirstFed Bancshares              07/01/92       NASDAQ       3,017,606        53.56
GTPS     Great American Bancorp           06/30/95       NASDAQ       1,759,976        29.04
HMLK     Hemlock Federal Financial Cor    04/02/97       NASDAQ              NA        NA
HBEI     Home Bancorp of Elgin Inc.       09/27/96       NASDAQ       7,009,250       105.14
HMCI     HomeCorp Inc.                    06/22/90       NASDAQ       1,128,779        23.99
KNK      Kankakee Bancorp Inc.            01/06/93        AMSE        1,420,168        38.70
MAFB     MAF Bancorp Inc.                 01/12/90       NASDAQ      10,429,130       406.74
NBSI     North Bancshares Inc.            12/21/93       NASDAQ       1,034,950        20.44
PFED     Park Bancorp Inc.                08/12/96       NASDAQ       2,431,441        37.08
PSFI     PS Financial Inc.                11/27/96       NASDAQ       2,182,125        28.64
SWBI     Southwest Bancshares             06/24/92       NASDAQ       2,638,812        50.80
SPBC     St. Paul Bancorp Inc.            05/18/87       NASDAQ      22,840,102       625.25
STND     Standard Financial Inc.          08/01/94       NASDAQ      16,204,235       370.67
SFSB     SuburbFed Financial Corp.        03/04/92       NASDAQ       1,260,957        28.37
WCBI     Westco Bancorp                   06/26/92       NASDAQ       2,554,113        56.19
FBCV     1ST Bancorp                      04/07/87       NASDAQ         697,538        21.62
AMFC     AMB Financial Corp.              04/01/96       NASDAQ       1,067,919        14.75
ASBI     Ameriana Bancorp                 03/02/87       NASDAQ       3,259,706        50.53
ATSB     AmTrust Capital Corp.            03/28/95       NASDAQ         526,479         6.38
CBCO     CB Bancorp Inc.                  12/28/92       NASDAQ       1,162,279        27.60
FFWC     FFW Corp.                        04/05/93       NASDAQ         697,010        18.65
FFED     Fidelity Federal Bancorp         08/31/87       NASDAQ       2,490,110        22.41
FISB     First Indiana Corporation        08/02/83       NASDAQ      10,505,257       193.03
HFGI     Harrington Financial Group          NA          NASDAQ       3,256,738        35.82
HBFW     Home Bancorp                     03/30/95       NASDAQ       2,623,213        53.45
HBBI     Home Building Bancorp            02/08/95       NASDAQ         311,660         6.54
HOMF     Home Federal Bancorp             01/23/88       NASDAQ       3,389,770        92.79
HWEN     Home Financial Bancorp           07/02/96       NASDAQ         485,926         7.29
INCB     Indiana Community Bank SB        12/15/94       NASDAQ         922,039        15.21
IFSL     Indiana Federal Corporation      02/04/87       NASDAQ       4,786,236       125.04
LOGN     Logansport Financial Corp.       06/14/95       NASDAQ       1,256,375        16.65
MARN     Marion Capital Holdings          03/18/93       NASDAQ       1,828,242        40.22
MFBC     MFB Corp.                        03/25/94       NASDAQ       1,734,517        34.26
NEIB     Northeast Indiana Bancorp        06/28/95       NASDAQ       1,762,727        26.44
PFDC     Peoples Bancorp                  07/07/87       NASDAQ       2,279,328        51.28
PERM     Permanent Bancorp Inc.           04/04/94       NASDAQ       2,082,858        42.18
RIVR     River Valley Bancorp             12/20/96       NASDAQ       1,190,250        16.37
SOBI     Sobieski Bancorp Inc.            03/31/95       NASDAQ         759,632        11.20
FFSL     First Independence Corp.         10/08/93       NASDAQ       1,005,294        12.06
LARK     Landmark Bancshares Inc.         03/28/94       NASDAQ       1,807,996        33.90
MCBS     Mid Continent Bancshares Inc.    06/27/94       NASDAQ       1,958,250        49.45
CKFB     CKF Bancorp Inc.                 01/04/95       NASDAQ         927,175        16.69
CLAS     Classic Bancshares Inc.          12/29/95       NASDAQ       1,322,500        15.37
FFKY     First Federal Financial Corp.    07/15/87       NASDAQ       4,165,353        83.31
FLKY     First Lancaster Bancshares       07/01/96       NASDAQ         958,812        14.86
FTSB     Fort Thomas Financial Corp.      06/28/95       NASDAQ       1,495,086        16.82
FKKY     Frankfort First Bancorp Inc.     07/10/95       NASDAQ       3,385,000        35.97
GWBC     Gateway Bancorp Inc.             01/18/95       NASDAQ       1,075,754        16.41
GTFN     Great Financial Corporation      03/31/94       NASDAQ      14,073,290       434.51
HFFB     Harrodsburg First Fin Bancorp    10/04/95       NASDAQ       2,024,756        32.14
KYF      Kentucky First Bancorp Inc.      08/29/95        AMSE        1,319,194        15.17
ANA      Acadiana Bancshares Inc.         07/16/96        AMSE        2,731,250        51.21
CZF      CitiSave Financial Corp          07/14/95        AMSE          962,207        18.76
GSLA     GS Financial Corp.               04/01/97       NASDAQ              NA           NA
ISBF     ISB Financial Corporation        04/07/95       NASDAQ       7,001,260       171.53


                                                     ASSETS AND EQUITY                       PROFITABILITY
                                              -------------------------------------    --------------------------------
                                                    Total       Total       Total                 Core            Core
                                                   Assets      Equity    Tang. Equity     ROAA    ROAA    ROAE    ROAE
                                        State      ($000)      ($000)      ($000)         (%)      (%)     (%)     (%)
                                        ----- -------------------------------------------------------------------------
MERI     Meritrust Federal SB            LA        228,591      18,068      18,068         0.60    0.97    7.86    12.70
TSH      Teche Holding Co.               LA        393,556      52,365      52,365         0.73    1.00    5.08     6.93
AFCB     Affiliated Community Bancorp    MA      1,054,997     103,049     102,408         0.93    1.07    9.44    10.83
BFD      BostonFed Bancorp Inc.          MA        941,007      83,755      80,870         0.48    0.65    4.27     5.81
FAB      FirstFed America Bancorp Inc.   MA        971,497      47,731      47,731        NA      NA      NA       NA
ANBK     American National Bancorp       MD        492,506      44,356      44,356         0.22    0.59    2.16     5.90
EQSB     Equitable Federal Savings Ban   MD        286,637      14,325      14,325         0.41    0.71    8.08    13.73
FCIT     First Citizens Financial Corp   MD        693,803      42,368      42,368         0.52    0.77    8.66    12.93
FFWM     First Financial-W. Maryland     MD        364,726      43,182      43,182         1.01    1.36    8.36    11.25
HRBF     Harbor Federal Bancorp Inc.     MD        219,462      28,224      28,224         0.43    0.68    3.22     5.10
MFSL     Maryland Federal Bancorp        MD      1,128,483      95,261      93,980         0.58    0.84    7.02    10.17
WSB      Washington Savings Bank, FSB    MD        256,632      21,349      21,349         0.51    0.74    6.15     8.91
WHGB     WHG Bancshares Corp.            MD         98,458      21,551      21,551         0.55    0.89    2.39     3.83
MCBN     Mid-Coast Bancorp Inc.          ME         57,838       4,975       4,975         0.40    0.64    4.42     7.05
BWFC     Bank West Financial Corp.       MI        147,019      22,508      22,508         0.75    0.62    4.24     3.53
CFSB     CFSB Bancorp Inc.               MI        834,252      63,639      63,639         0.75    1.00    9.48    12.72
DNFC     D & N Financial Corp.           MI      1,528,468      88,772      87,789         0.62    0.84   10.85    14.62
FLGS     Flagstar Bancorp Inc.           MI      1,045,094      62,445      62,445         1.63    1.63   29.42    29.42
MSBF     MSB Financial Inc.              MI         75,630      12,564      12,564         1.20    1.49    6.05     7.55
MSBK     Mutual Savings Bank FSB         MI        662,536      39,800      39,800         0.10    0.01    1.65     0.18
OFCP     Ottawa Financial Corp.          MI        858,934      75,947      60,785         0.43    0.73    4.48     7.63
SJSB     SJS Bancorp                     MI        153,767      16,201      16,201         0.20    0.51    1.87     4.67
THR      Three Rivers Financial Corp.    MI         91,165      12,540      12,490         0.57    0.83    3.91     5.71
BDJI     First Federal Bancorporation    MN        107,716      12,036      12,036         0.31    0.65    2.58     5.35
FFHH     FSF Financial Corp.             MN        367,312      43,225      43,225         0.64    0.82    4.76     6.13
HMNF     HMN Financial Inc.              MN        553,021      78,770      78,770         0.75    0.91    4.89     5.93
MIVI     Mississippi View Holding Co.    MN         69,755      12,735      12,735         0.68    1.01    3.74     5.54
QCFB     QCF Bancorp Inc.                MN        149,637      27,070      27,070         1.36    1.66    7.17     8.76
WEFC     Wells Financial Corp.           MN        201,886      28,737      28,737         0.64    1.01    4.47     7.11
CMRN     Cameron Financial Corp          MO        197,693      45,381      45,381         1.12    1.38    4.47     5.52
CAPS     Capital Savings Bancorp, Inc.   MO        237,915      20,607      20,607         0.64    0.92    7.20    10.27
CBES     CBES Bancorp Inc.               MO         95,219      17,510      17,510         0.77    0.96    5.14     6.41
CNSB     CNS Bancorp Inc.                MO         98,104      24,344      24,344         0.54    0.78    2.33     3.35
FBSI     First Bancshares Inc.           MO        160,048      22,971      22,938         0.91    1.12    5.96     7.33
FTNB     Fulton Bancorp Inc.             MO         99,464      24,875      24,875        NA      NA      NA       NA
GSBC     Great Southern Bancorp Inc.     MO        679,153      60,899      60,899         1.36    1.54   14.07    15.89
HFSA     Hardin Bancorp Inc.             MO        103,354      13,210      13,210         0.50    0.81    3.17     5.14
JSBA     Jefferson Savings Bancorp       MO      1,296,929     106,299      80,965         0.30    0.70    3.97     9.29
JOAC     Joachim Bancorp Inc.            MO         35,656      10,334      10,334         0.51    0.78    1.74     2.68
LXMO     Lexington B&L Financial Corp.   MO         59,748      16,505      16,505         0.90    1.18    2.98     3.91
MBLF     MBLA Financial Corp.            MO        209,783      28,313      28,313         0.66    0.85    4.90     6.32
NASB     North American Savings Bank     MO        738,692      52,836      51,005         1.15    1.18   16.09    16.57
NSLB     NS&L Bancorp Inc.               MO         58,089      11,574      11,574         0.50    0.74    2.31     3.45
PCBC     Perry County Financial Corp.    MO         79,714      14,602      14,602         0.78    1.03    4.14     5.45
RFED     Roosevelt Financial Group       MO      7,508,309     469,558          NA         0.12    0.90    2.00    15.56
SMFC     Sho-Me Financial Corp.          MO        304,496      29,055      29,055         0.91    1.08    8.65    10.28
SMBC     Southern Missouri Bancorp Inc   MO        165,688      25,958      25,958         0.71    1.01    4.44     6.29
CFTP     Community Federal Bancorp       MS        206,049      69,066      69,066         1.43    1.70    4.29     5.11
FFBS     FFBS BanCorp Inc.               MS        128,676      24,984      24,984         1.18    1.49    6.04     7.62
MGNL     Magna Bancorp Inc.              MS      1,383,130     132,245     127,914         1.40    1.65   14.34    16.89
EFBC     Empire Federal Bancorp Inc.     MT        107,938      39,778      39,778        NA      NA      NA       NA
GBCI     Glacier Bancorp Inc.            MT        552,372      52,813      51,329         1.39    1.56   14.71    16.51
UBMT     United Financial Corp.          MT        107,723      24,398      24,398         1.09    1.34    4.68     5.74
WSTR     WesterFed Financial Corp.       MT        932,440     102,364      80,865         0.60    0.84    4.43     6.16
CFNC     Carolina Fincorp Inc.           NC        108,680      25,760      25,760        NA      NA      NA       NA
CENB     Century Bancorp Inc.            NC         99,948      29,920      29,920        NA      NA      NA       NA
COOP     Cooperative Bankshares Inc.     NC        348,498      26,095      26,095        -0.89    0.12  -10.54     1.38
SOPN     First Savings Bancorp Inc.      NC        271,121      66,710      66,710         1.39    1.68    5.46     6.59
GSFC     Green Street Financial Corp.    NC        174,365      62,904      62,904         1.40    1.69    4.28     5.18
HFNC     HFNC Financial Corp.            NC        842,917     158,736     158,736         1.06    1.38    3.61     4.71
KSAV     KS Bancorp Inc.                 NC        100,754      13,930      13,921         0.92    1.21    6.46     8.44
MBSP     Mitchell Bancorp Inc.           NC         33,894      14,684      14,684        NA      NA      NA       NA
NSBC     NewSouth Bancorp, Inc.          NC        254,863      19,155      19,155        NA      NA      NA       NA
PDB      Piedmont Bancorp Inc.           NC        118,519      20,100      20,100        -0.31    0.76   -1.31     3.20
SSB      Scotland Bancorp Inc            NC         68,924      25,285      25,285         1.47    1.77    4.07     4.89
SSFC     South Street Financial Corp.    NC        238,791      60,761      60,761         0.77    1.03    4.38     5.90


                                                          CAPITAL ISSUES
                                        ------------------------------------------------------
                                                                       Number of   Mkt. Value
                                              IPO                       Shares     of Shares
                                              Date      Exchange        Outstg.      ($M)
                                        ------------------------------------------------------
MERI     Meritrust Federal SB                NA          NASDAQ         774,176        27.48
TSH      Teche Holding Co.                04/19/95        AMSE        3,438,000        56.30
AFCB     Affiliated Community Bancorp     10/19/95       NASDAQ       5,165,166       122.67
BFD      BostonFed Bancorp Inc.           10/24/95        AMSE        5,962,502        90.18
FAB      FirstFed America Bancorp Inc.    01/15/97        AMSE               NA        NA
ANBK     American National Bancorp        10/31/95       NASDAQ       3,603,646        46.85
EQSB     Equitable Federal Savings Ban    09/19/93       NASDAQ         600,000        16.95
FCIT     First Citizens Financial Corp    12/17/86       NASDAQ       2,943,820        77.09
FFWM     First Financial-W. Maryland      02/11/92       NASDAQ       2,175,659        71.80
HRBF     Harbor Federal Bancorp Inc.      08/12/94       NASDAQ       1,754,420        28.51
MFSL     Maryland Federal Bancorp         06/02/87       NASDAQ       3,210,150       119.58
WSB      Washington Savings Bank, FSB        NA           AMSE        4,220,206        22.16
WHGB     WHG Bancshares Corp.             04/01/96       NASDAQ       1,539,059        21.93
MCBN     Mid-Coast Bancorp Inc.           11/02/89       NASDAQ         230,171         4.37
BWFC     Bank West Financial Corp.        03/30/95       NASDAQ       1,783,475        20.51
CFSB     CFSB Bancorp Inc.                06/22/90       NASDAQ       4,697,037        99.81
DNFC     D & N Financial Corp.            02/13/85       NASDAQ       8,315,821       150.72
FLGS     Flagstar Bancorp Inc.               NA          NASDAQ              NA        NA
MSBF     MSB Financial Inc.               02/06/95       NASDAQ         630,036        13.07
MSBK     Mutual Savings Bank FSB          07/17/92       NASDAQ       4,274,154        29.38
OFCP     Ottawa Financial Corp.           08/19/94       NASDAQ       5,040,187       105.21
SJSB     SJS Bancorp                      02/16/95       NASDAQ         917,622        23.63
THR      Three Rivers Financial Corp.     08/24/95        AMSE          823,540        11.84
BDJI     First Federal Bancorporation     04/04/95       NASDAQ         700,566        12.96
FFHH     FSF Financial Corp.              10/07/94       NASDAQ       3,095,310        53.39
HMNF     HMN Financial Inc.               06/30/94       NASDAQ       4,209,826        84.39
MIVI     Mississippi View Holding Co.     03/24/95       NASDAQ         818,743        12.49
QCFB     QCF Bancorp Inc.                 04/03/95       NASDAQ       1,426,200        27.28
WEFC     Wells Financial Corp.            04/11/95       NASDAQ       2,023,860        30.36
CMRN     Cameron Financial Corp           04/03/95       NASDAQ       2,682,196        42.92
CAPS     Capital Savings Bancorp, Inc.    12/29/93       NASDAQ       1,891,800        26.01
CBES     CBES Bancorp Inc.                09/30/96       NASDAQ       1,024,958        17.23
CNSB     CNS Bancorp Inc.                 06/12/96       NASDAQ       1,653,125        26.04
FBSI     First Bancshares Inc.            12/22/93       NASDAQ       1,160,135        22.62
FTNB     Fulton Bancorp Inc.              10/18/96       NASDAQ       1,719,250        30.73
GSBC     Great Southern Bancorp Inc.      12/14/89       NASDAQ       8,288,147       144.01
HFSA     Hardin Bancorp Inc.              09/29/95       NASDAQ         859,360        13.32
JSBA     Jefferson Savings Bancorp        04/08/93       NASDAQ       4,970,949       141.67
JOAC     Joachim Bancorp Inc.             12/28/95       NASDAQ         760,437        10.65
LXMO     Lexington B&L Financial Corp.    06/06/96       NASDAQ       1,087,900        16.59
MBLF     MBLA Financial Corp.             06/24/93       NASDAQ       1,316,002        27.14
NASB     North American Savings Bank      09/27/85       NASDAQ       2,255,956        77.27
NSLB     NS&L Bancorp Inc.                06/08/95       NASDAQ         707,582        11.59
PCBC     Perry County Financial Corp.     02/13/95       NASDAQ         808,486        15.97
RFED     Roosevelt Financial Group        01/23/87       NASDAQ      42,614,943       926.88
SMFC     Sho-Me Financial Corp.           07/01/94       NASDAQ       1,519,125        44.81
SMBC     Southern Missouri Bancorp Inc    04/13/94       NASDAQ       1,637,913        26.62
CFTP     Community Federal Bancorp        03/26/96       NASDAQ       4,282,339        76.55
FFBS     FFBS BanCorp Inc.                07/01/93       NASDAQ       1,557,445        34.65
MGNL     Magna Bancorp Inc.               03/13/91       NASDAQ      13,754,266       251.02
EFBC     Empire Federal Bancorp Inc.      01/27/97       NASDAQ       2,592,100        33.05
GBCI     Glacier Bancorp Inc.             03/30/84       NASDAQ       4,532,437       111.04
UBMT     United Financial Corp.           09/23/86       NASDAQ       1,223,312        23.85
WSTR     WesterFed Financial Corp.        01/10/94       NASDAQ       5,551,172       111.72
CFNC     Carolina Fincorp Inc.            11/25/96       NASDAQ       1,851,500        26.85
CENB     Century Bancorp Inc.             12/23/96       NASDAQ         407,330        28.31
COOP     Cooperative Bankshares Inc.      08/21/91       NASDAQ       1,491,698        31.33
SOPN     First Savings Bancorp Inc.       01/06/94       NASDAQ       3,696,944        72.55
GSFC     Green Street Financial Corp.     04/04/96       NASDAQ       4,298,125        74.68
HFNC     HFNC Financial Corp.             12/29/95       NASDAQ      17,192,500       313.76
KSAV     KS Bancorp Inc.                  12/30/93       NASDAQ         663,263        13.60
MBSP     Mitchell Bancorp Inc.            07/12/96       NASDAQ         967,897        15.49
NSBC     NewSouth Bancorp, Inc.           04/08/97       NASDAQ              NA           NA
PDB      Piedmont Bancorp Inc.            12/08/95        AMSE        2,750,800        29.91
SSB      Scotland Bancorp Inc             04/01/96        AMSE        1,840,000        28.52
SSFC     South Street Financial Corp.     10/03/96       NASDAQ       4,496,500        72.51


                                                     ASSETS AND EQUITY                       PROFITABILITY
                                              -------------------------------------    --------------------------------
                                                    Total       Total       Total                 Core            Core
                                                   Assets      Equity    Tang. Equity     ROAA    ROAA    ROAE    ROAE
                                        State      ($000)      ($000)      ($000)         (%)      (%)     (%)     (%)
                                        ----- -------------------------------------------------------------------------
SSM      Stone Street Bancorp Inc.        NC        105,491      37,806      37,806        1.69    1.97    4.76     5.55
UFRM     United Federal Savings Bank      NC        270,180      20,532      20,532        0.22    0.47    2.81     6.03
CFB      Commercial Federal Corporatio    NE      6,901,835     408,641     363,640        0.64    0.91   10.78    15.29
EBCP     Eastern Bancorp                  NH        865,818      65,728      62,390        0.38    0.59    4.95     7.69
NHTB     New Hampshire Thrift Bncshrs     NH        313,038      23,401      19,830        0.34    0.51    4.60     6.82
FBER     1st Bergen Bancorp               NJ        252,294      41,485      41,485        0.42    0.75    2.51     4.45
COFD     Collective Bancorp Inc.          NJ      5,517,588     386,155     349,285        0.94    1.14   13.47    16.30
FSPG     First Home Bancorp Inc.          NJ        508,243      33,482      32,880        0.90    0.99   13.88    15.16
FMCO     FMS Financial Corporation        NJ        553,599      34,817      34,092        0.65    0.98    9.89    14.96
IBSF     IBS Financial Corp.              NJ        740,027     126,057     126,057        0.52    0.87    2.67     4.48
LVSB     Lakeview Financial               NJ        481,646      45,837      36,651        1.37    0.95   13.65     9.52
LFBI     Little Falls Bancorp Inc.        NJ        303,384      39,241      36,114        0.26    0.49    1.78     3.43
OCFC     Ocean Financial Corp.            NJ      1,387,836     247,297     247,297       -0.05    0.94   -0.28     5.61
PBCI     Pamrapo Bancorp Inc.             NJ        367,360      47,027      46,633        0.84    1.19    5.60     7.86
PFSB     PennFed Financial Services In    NJ      1,252,387      94,273      77,734        0.57    0.84    7.06    10.45
PULS     Pulse Bancorp                    NJ        515,936      40,229      40,229        0.72    1.07    8.42    12.54
SFIN     Statewide Financial Corp.        NJ        677,384      63,019      62,891        0.51    0.87    5.10     8.80
WYNE     Wayne Bancorp Inc.               NJ        245,435      35,732      35,732        0.36    0.87    2.31     5.53
WWFC     Westwood Financial Corporatio    NJ        105,095       9,740       8,585        0.42    0.75    4.67     8.35
AABC     Access Anytime Bancorp, Inc.     NM        106,492       7,246       7,246       -0.59   -0.23  -11.75    -4.64
GUPB     GFSB Bancorp Inc.                NM         86,911      14,166      14,166        0.74    0.93    3.86     4.89
AFED     AFSALA Bancorp Inc.              NY        152,254      21,087      21,035          NA      NA      NA       NA
ALBK     ALBANK Financial Corporation     NY      3,496,331     321,701     279,054        0.81    1.01    8.71    10.83
ALBC     Albion Banc Corp.                NY         66,316       5,905       5,905        0.09    0.38    0.93     3.90
ASFC     Astoria Financial Corporation    NY      7,689,409     584,392     486,235        0.52    0.77    6.53     9.62
CNY      Carver Bancorp Inc.              NY        423,512      34,150      32,694       -0.44   -0.03   -5.05    -0.30
FIBC     Financial Bancorp Inc.           NY        269,197      26,192      26,058        0.52    0.89    5.15     8.79
HAVN     Haven Bancorp Inc.               NY      1,727,798     100,154      99,743        0.63    0.90   10.30    14.67
LISB     Long Island Bancorp Inc.         NY      5,814,296     523,853     518,807        0.62    0.73    6.40     7.57
NYB      New York Bancorp Inc.            NY      3,174,997     160,619     160,619        1.33    1.36   24.71    25.36
PEEK     Peekskill Financial Corp.        NY        182,594      46,706      46,706        1.07    1.38    3.71     4.78
PKPS     Poughkeepsie Savings Bank FSB    NY        861,136      72,470      72,470        0.21    0.47    2.50     5.62
RELY     Reliance Bancorp Inc.            NY      1,926,800     154,907     108,598        0.56    0.84    6.67    10.00
SFED     SFS Bancorp Inc.                 NY        168,841      21,933      21,933        0.46    0.82    3.52     6.23
TPNZ     Tappan Zee Financial Inc.        NY        121,841      21,228      21,228        0.72    1.01    3.92     5.46
YFCB     Yonkers Financial Corporation    NY        284,401      43,492      43,492        0.83    1.13    4.56     6.22
ASBP     ASB Financial Corp.              OH        109,414      17,217      17,217        0.60    0.86    3.01     4.31
CAFI     Camco Financial Corp.            OH        472,430      45,789      42,125        0.73    0.86    8.15     9.55
COFI     Charter One Financial            OH     14,040,397     951,493     885,093        0.97    1.23   14.29    18.12
CTZN     CitFed Bancorp Inc.              OH      2,937,269     185,987     165,668        0.55    0.79    8.43    12.14
CIBI     Community Investors Bancorp      OH         97,446      11,221      11,221        0.67    0.99    5.53     8.18
DCBI     Delphos Citizens Bancorp Inc.    OH        107,072      30,350      30,350          NA      NA      NA       NA
EMLD     Emerald Financial Corp.          OH        588,634      44,174      43,419        0.70    0.89    8.86    11.25
EFBI     Enterprise Federal Bancorp       OH        256,704      31,646      31,611        0.71    0.79    5.12     5.69
FFDF     FFD Financial Corp.              OH         85,286      21,102      21,102        0.77    1.06    3.22     4.46
FFYF     FFY Financial Corp.              OH        598,667      84,390      84,390        0.89    1.26    5.34     7.53
FFOH     Fidelity Financial of Ohio       OH        513,079      67,274      59,127        0.61    0.96    3.86     6.07
FDEF     First Defiance Financial         OH        546,060     116,954     116,954        0.78    1.06    3.39     4.59
FFBZ     First Federal Bancorp Inc.       OH        191,686      14,678      14,661        0.74    1.00    9.61    13.08
FFHS     First Franklin Corporation       OH        226,235      19,949      19,808        0.14    0.61    1.57     6.64

                                                          CAPITAL ISSUES
                                        ------------------------------------------------------
                                                                       Number of   Mkt. Value
                                              IPO                       Shares     of Shares
                                              Date      Exchange        Outstg.      ($M)
                                        ------------------------------------------------------
SSM      Stone Street Bancorp Inc.           04/01/96       AMSE        1,825,050      45.17
UFRM     United Federal Savings Bank         07/01/80      NASDAQ       3,066,314      29.51
CFB      Commercial Federal Corporatio       12/31/84       NYSE       21,523,481     726.42
EBCP     Eastern Bancorp                     11/17/83      NASDAQ       3,679,834      91.08
NHTB     New Hampshire Thrift Bncshrs        05/22/86      NASDAQ       2,041,274      25.26
FBER     1st Bergen Bancorp                  04/01/96      NASDAQ       3,015,300      42.21
COFD     Collective Bancorp Inc.             02/07/84      NASDAQ      20,446,519     789.75
FSPG     First Home Bancorp Inc.             04/20/87      NASDAQ       2,708,426      48.41
FMCO     FMS Financial Corporation           12/14/88      NASDAQ       2,386,483      46.54
IBSF     IBS Financial Corp.                 10/13/94      NASDAQ      11,012,246     162.79
LVSB     Lakeview Financial                  12/22/93      NASDAQ       2,302,465      63.61
LFBI     Little Falls Bancorp Inc.           01/05/96      NASDAQ       2,745,180      37.06
OCFC     Ocean Financial Corp.               07/03/96      NASDAQ       9,059,124     250.83
PBCI     Pamrapo Bancorp Inc.                11/14/89      NASDAQ       2,862,924      56.18
PFSB     PennFed Financial Services In       07/15/94      NASDAQ       4,821,000     113.29
PULS     Pulse Bancorp                       09/18/86      NASDAQ       3,061,048      54.72
SFIN     Statewide Financial Corp.           10/02/95      NASDAQ       4,771,486      70.38
WYNE     Wayne Bancorp Inc.                  06/27/96      NASDAQ       2,156,383      35.04
WWFC     Westwood Financial Corporatio       06/07/96      NASDAQ         646,672      10.67
AABC     Access Anytime Bancorp, Inc.        08/08/86      NASDAQ       1,142,549       7.00
GUPB     GFSB Bancorp Inc.                   06/30/95      NASDAQ         839,208      14.69
AFED     AFSALA Bancorp Inc.                 10/01/96      NASDAQ       1,454,750      19.64
ALBK     ALBANK Financial Corporation        04/01/92      NASDAQ      12,818,539     466.27
ALBC     Albion Banc Corp.                   07/26/93      NASDAQ         250,051       4.63
ASFC     Astoria Financial Corporation       11/18/93      NASDAQ      21,242,610     764.73
CNY      Carver Bancorp Inc.                 10/25/94       AMSE        2,314,275      22.27
FIBC     Financial Bancorp Inc.              08/17/94      NASDAQ       1,747,686      29.06
HAVN     Haven Bancorp Inc.                  09/23/93      NASDAQ       4,329,624     139.09
LISB     Long Island Bancorp Inc.            04/18/94      NASDAQ      24,228,267     801.06
NYB      New York Bancorp Inc.               01/28/88       NYSE       16,380,511     475.03
PEEK     Peekskill Financial Corp.           12/29/95      NASDAQ       3,203,121      44.44
PKPS     Poughkeepsie Savings Bank FSB       11/19/85      NASDAQ      12,594,725      75.57
RELY     Reliance Bancorp Inc.               03/31/94      NASDAQ       8,822,769     208.44
SFED     SFS Bancorp Inc.                    06/30/95      NASDAQ       1,270,997      20.65
TPNZ     Tappan Zee Financial Inc.           10/05/95      NASDAQ       1,534,062      21.86
YFCB     Yonkers Financial Corporation       04/18/96      NASDAQ       3,179,750      48.49
ASBP     ASB Financial Corp.                 05/11/95      NASDAQ       1,721,412      19.80
CAFI     Camco Financial Corp.                  NA         NASDAQ       3,061,520      55.11
COFI     Charter One Financial               01/22/88      NASDAQ      46,338,721   2,033.11
CTZN     CitFed Bancorp Inc.                 01/23/92      NASDAQ       8,613,086     302.53
CIBI     Community Investors Bancorp         02/07/95      NASDAQ         632,946      10.92
DCBI     Delphos Citizens Bancorp Inc.       11/21/96      NASDAQ       2,038,719      27.01
EMLD     Emerald Financial Corp.                NA         NASDAQ       5,061,600      58.21
EFBI     Enterprise Federal Bancorp          10/17/94      NASDAQ       2,010,828      31.92
FFDF     FFD Financial Corp.                 04/03/96      NASDAQ       1,454,750      20.37
FFYF     FFY Financial Corp.                 06/28/93      NASDAQ       4,328,219     110.37
FFOH     Fidelity Financial of Ohio          03/04/96      NASDAQ       5,593,969      72.72
FDEF     First Defiance Financial            10/02/95      NASDAQ       9,423,354     129.57
FFBZ     First Federal Bancorp Inc.          07/13/92      NASDAQ       1,571,716      29.08
FFHS     First Franklin Corporation          01/26/88      NASDAQ       1,178,343      21.80

                                                     ASSETS AND EQUITY                       PROFITABILITY
                                              -------------------------------------    --------------------------------
                                                    Total       Total       Total                 Core            Core
                                                   Assets      Equity    Tang. Equity     ROAA    ROAA    ROAE    ROAE
                                        State      ($000)      ($000)      ($000)         (%)      (%)     (%)     (%)
                                        ----- -------------------------------------------------------------------------
FFSW     FirstFederal Financial Svcs     OH      1,088,132      87,906      77,673         1.02    0.84   13.05    10.76
GFCO     Glenway Financial Corp.         OH        280,813      26,841      26,421         0.38    0.68    3.97     7.14
HHFC     Harvest Home Financial Corp.    OH         83,103      10,386      10,386         0.27    0.55    1.89     3.91
HVFD     Haverfield Corporation          OH        341,664      28,675      28,675         0.49    0.91    5.80    10.69
HCFC     Home City Financial Corp.       OH         68,235      14,061      14,061           NA      NA      NA       NA
INBI     Industrial Bancorp              OH        333,846      61,729      61,729         0.73    1.27    3.84     6.69
LONF     London Financial Corporation    OH         37,937       7,537       7,537         0.74    1.08    3.51     5.10
MRKF     Market Financial Corporation    OH         56,343      19,493      19,493           NA      NA      NA       NA
METF     Metropolitan Financial Corp.    OH        807,054      30,780      27,596           NA      NA      NA       NA
MFFC     Milton Federal Financial Corp   OH        178,757      26,349      26,349         0.53    0.72    3.04     4.14
OHSL     OHSL Financial Corp.            OH        229,812      25,369      25,369         0.60    0.86    5.10     7.28
PFFC     Peoples Financial Corp.         OH         89,687      24,128      24,128         0.48    0.80    2.16     3.64
PSFC     Peoples-Sidney Financial Corp   OH         93,734       9,516       9,516           NA      NA      NA       NA
PTRS     Potters Financial Corp.         OH        116,921      10,411      10,411         0.31    0.68    3.47     7.54
PVFC     PVF Capital Corp.               OH        356,251      25,019      25,019         1.05    1.38   15.56    20.48
SFSL     Security First Corp.            OH        634,761      59,435      58,407         1.07    1.35   10.96    13.81
SBCN     Suburban Bancorporation Inc.    OH        221,926      25,895      25,895         0.50    0.72    4.10     5.94
WOFC     Western Ohio Financial Corp.    OH        400,059      53,659      50,573         0.31    0.43    2.04     2.89
WEHO     Westwood Homestead Fin. Corp.   OH        129,956      40,224      40,224         0.55    0.83    2.25     3.39
WFCO     Winton Financial Corp.          OH        307,174      21,962      21,469         0.72    0.88    9.77    12.04
FFWD     Wood Bancorp Inc.               OH        163,498      20,763      20,763         1.00    1.23    7.51     9.24
KFBI     Klamath First Bancorp           OR        683,830     139,752     139,752         0.89    1.29    3.75     5.42
WFSG     Wilshire Financial Services     OR      1,098,088      64,206          NA           NA      NA      NA       NA
CVAL     Chester Valley Bancorp Inc.     PA        305,187      26,131      26,131         0.63    0.92    7.01    10.26
CMSB     Commonwealth Bancorp Inc.       PA      2,236,008     213,930     164,274         0.57    0.71    5.44     6.77
FSBI     Fidelity Bancorp Inc.           PA        327,896      22,823      22,823         0.53    0.84    7.57    12.04
FBBC     First Bell Bancorp Inc.         PA        709,011      72,295      72,295         1.19    1.40    7.19     8.44
FKFS     First Keystone Financial        PA        314,637      22,251      22,251         0.52    0.77    6.79    10.01
SHEN     First Shenango Bancorp Inc.     PA        400,915      42,900      42,900         0.84    1.12    7.02     9.37
GAF      GA Financial Inc.               PA        670,342     115,723     115,723         1.08    1.19    5.13     5.64
HARL     Harleysville Savings Bank       PA        332,558      21,160      21,160         0.69    0.98   10.72    15.27
LARL     Laurel Capital Group Inc.       PA        208,577      21,736      21,736         1.12    1.43   10.56    13.48
MLBC     ML Bancorp Inc.                 PA      1,959,847     135,704          NA         0.74    0.65    9.73     8.57
PVSA     Parkvale Financial Corporatio   PA        972,597      72,710      72,106         0.71    1.06    9.85    14.68
PBIX     Patriot Bank Corp.              PA        594,055      48,042      48,042         0.45    0.63    4.21     5.80
PWBC     PennFirst Bancorp Inc.          PA        706,237      49,946      45,563         0.42    0.64    5.83     8.73
PWBK     Pennwood Bancorp Inc.           PA         47,929       9,334       9,334         0.61    0.96    3.52     5.53
PHFC     Pittsburgh Home Financial Cor   PA        236,998      27,182      26,863         0.58    0.81    4.34     6.11
PRBC     Prestige Bancorp Inc.           PA        126,833      14,821      14,821         0.27    0.57    2.09     4.43
PFNC     Progress Financial Corporatio   PA        400,366      20,857      18,271         0.45    0.55    8.48    10.45
SVRN     Sovereign Bancorp Inc.          PA     10,286,606     512,498     401,703         0.48    0.74    9.48    14.59
THRD     TF Financial Corporation        PA        644,368      69,863      60,876         0.54    0.75    4.47     6.23
WVFC     WVS Financial Corporation       PA        279,894      35,612      35,612         1.06    1.32    8.18    10.14
YFED     York Financial Corp.            PA      1,157,356      97,558      97,558         0.59    0.76    7.24     9.30
AMFB     American Federal Bank FSB       SC      1,306,915     117,473     109,551         1.11    1.36   13.28    16.35
CFCP     Coastal Financial Corp.         SC        484,610      29,536      29,536         0.91    0.99   14.76    16.15
FFCH     First Financial Holdings Inc.   SC      1,602,018      98,518      98,518         0.55    0.83    8.83    13.37
FSFC     First Southeast Financial Cor   SC        334,751      34,239      34,239         0.01    0.90    0.09     7.30
PALM     Palfed, Inc.                    SC        655,707      53,161      53,161         0.06    0.56    0.70     6.94
SCCB     S. Carolina Community Bancshr   SC         46,412      12,048      12,048         0.82    1.10    3.01     4.03
HFFC     HF Financial Corp.              SD        561,287      51,602      51,471         0.59    0.81    6.43     8.80
TWIN     Twin City Bancorp               TN        104,488      13,499      13,499         0.57    0.79    4.42     6.08
BNKU     Bank United Corp.               TX     11,002,625     568,897     556,380         1.16    1.14   19.58    19.19
CBSA     Coastal Bancorp Inc.            TX      2,852,767      97,603      82,444         0.26    0.41    7.90    12.27
ETFS     East Texas Financial Services   TX        111,689      21,250      21,250         0.33    0.64    1.73     3.42
FBHC     Fort Bend Holding Corp.         TX        295,080      18,428      17,080         0.29    0.51    4.31     7.64
JXVL     Jacksonville Bancorp Inc.       TX        218,349      34,127      34,127         0.88    1.20    5.43     7.41
BFSB     Bedford Bancshares Inc.         VA        131,506      18,835      18,835         1.05    1.33    7.11     9.05
CNIT     CENIT Bancorp Inc.              VA        706,797      50,149      45,861         0.51    0.70    7.13     9.75
CFFC     Community Financial Corp.       VA        166,664      22,958      22,958         1.04    1.31    7.50     9.44
ESX      Essex Bancorp Inc.              VA        179,930      15,125      14,919        -3.47   -1.76  -61.15   -31.06
FFFC     FFVA Financial Corp.            VA        549,771      71,342      69,764         1.08    1.33    7.31     9.00
GSLC     Guaranty Financial Corp.        VA        123,526      10,786      10,786         0.38    0.43    6.21     7.02
LIFB     Life Bancorp Inc.               VA      1,407,861     151,799     147,147         0.70    0.86    6.32     7.73
VABF     Virginia Beach Fed. Financial   VA        607,370      41,210      41,210         0.15    0.40    2.26     5.94
VFFC     Virginia First Financial Corp   VA        817,313      65,891      63,605         1.38    0.68   16.99     8.41
CASB     Cascade Financial Corp.         WA        352,321      21,754      21,754         0.46    0.58    7.47     9.43
FWWB     First SB of Washington Bancor   WA        977,075     147,866     135,853         1.05    1.19    5.71     6.48
IWBK     InterWest Bancorp Inc.          WA      1,771,523     118,792     116,053         0.82    1.11   12.21    16.43

                                                          CAPITAL ISSUES
                                        ------------------------------------------------------
                                                                       Number of   Mkt. Value
                                              IPO                       Shares     of Shares
                                              Date      Exchange        Outstg.      ($M)
                                        ------------------------------------------------------
FFSW     FirstFederal Financial Svcs      03/31/86       NASDAQ         3,670,767     132.61
GFCO     Glenway Financial Corp.          11/30/90       NASDAQ         1,143,769      25.88
HHFC     Harvest Home Financial Corp.     10/10/94       NASDAQ           934,857      10.75
HVFD     Haverfield Corporation           03/19/85       NASDAQ         1,906,349      43.37
HCFC     Home City Financial Corp.        12/30/96       NASDAQ           952,200      12.85
INBI     Industrial Bancorp               08/01/95       NASDAQ         5,410,000      68.30
LONF     London Financial Corporation     04/01/96       NASDAQ           515,160       9.02
MRKF     Market Financial Corporation     03/27/97       NASDAQ         1,335,725      16.86
METF     Metropolitan Financial Corp.        NA          NASDAQ         3,525,635      38.78
MFFC     Milton Federal Financial Corp    10/07/94       NASDAQ         2,327,436      31.71
OHSL     OHSL Financial Corp.             02/10/93       NASDAQ         1,207,932      28.69
PFFC     Peoples Financial Corp.          09/13/96       NASDAQ         1,491,012      22.74
PSFC     Peoples-Sidney Financial Corp    04/28/97       NASDAQ                NA      NA
PTRS     Potters Financial Corp.          12/31/93       NASDAQ           486,830       9.74
PVFC     PVF Capital Corp.                12/30/92       NASDAQ         2,323,338      38.92
SFSL     Security First Corp.             01/22/88       NASDAQ         5,003,099      94.43
SBCN     Suburban Bancorporation Inc.     09/30/93       NASDAQ         1,474,932      25.81
WOFC     Western Ohio Financial Corp.     07/29/94       NASDAQ         2,312,088      49.71
WEHO     Westwood Homestead Fin. Corp.    09/30/96       NASDAQ         2,843,375      38.74
WFCO     Winton Financial Corp.           08/04/88       NASDAQ         1,986,153      24.86
FFWD     Wood Bancorp Inc.                08/31/93       NASDAQ         1,492,636      24.26
KFBI     Klamath First Bancorp            10/05/95       NASDAQ         9,961,898     175.58
WFSG     Wilshire Financial Services      12/19/96       NASDAQ         7,570,000     109.77
CVAL     Chester Valley Bancorp Inc.      03/27/87       NASDAQ         2,054,310      35.44
CMSB     Commonwealth Bancorp Inc.        06/17/96       NASDAQ        17,110,825     258.80
FSBI     Fidelity Bancorp Inc.            06/24/88       NASDAQ         1,540,653      30.99
FBBC     First Bell Bancorp Inc.          06/29/95       NASDAQ         6,802,750     108.84
FKFS     First Keystone Financial         01/26/95       NASDAQ         1,227,875      26.71
SHEN     First Shenango Bancorp Inc.      04/06/93       NASDAQ         2,063,010      45.90
GAF      GA Financial Inc.                03/26/96        AMSE          8,407,650     125.06
HARL     Harleysville Savings Bank        08/04/87       NASDAQ         1,651,140      33.85
LARL     Laurel Capital Group Inc.        02/20/87       NASDAQ         1,498,302      31.46
MLBC     ML Bancorp Inc.                  08/11/94       NASDAQ        10,415,278     160.13
PVSA     Parkvale Financial Corporatio    07/16/87       NASDAQ         4,060,363     110.64
PBIX     Patriot Bank Corp.               12/04/95       NASDAQ         4,266,146      60.79
PWBC     PennFirst Bancorp Inc.           06/13/90       NASDAQ         3,911,030      53.78
PWBK     Pennwood Bancorp Inc.            07/15/96       NASDAQ           610,128       8.62
PHFC     Pittsburgh Home Financial Cor    04/01/96       NASDAQ         1,983,019      29.50
PRBC     Prestige Bancorp Inc.            06/27/96       NASDAQ           919,873      14.72
PFNC     Progress Financial Corporatio    07/17/83       NASDAQ         3,814,180      33.37
SVRN     Sovereign Bancorp Inc.           08/12/86       NASDAQ        69,831,757     837.98
THRD     TF Financial Corporation         07/13/94       NASDAQ         4,087,386      72.55
WVFC     WVS Financial Corporation        11/29/93       NASDAQ         1,737,250      44.73
YFED     York Financial Corp.             02/01/84       NASDAQ         6,971,191     128.10
AMFB     American Federal Bank FSB        01/19/89       NASDAQ        11,034,585     297.93
CFCP     Coastal Financial Corp.          09/26/90       NASDAQ         3,477,522      76.51
FFCH     First Financial Holdings Inc.    11/10/83       NASDAQ         6,326,275     154.99
FSFC     First Southeast Financial Cor    10/08/93       NASDAQ         4,388,000      44.43
PALM     Palfed, Inc.                     12/15/85       NASDAQ         5,278,237      85.77
SCCB     S. Carolina Community Bancshr    07/07/94       NASDAQ           704,233      13.38
HFFC     HF Financial Corp.               04/08/92       NASDAQ         2,997,831      58.65
TWIN     Twin City Bancorp                01/04/95       NASDAQ           853,484      16.22
BNKU     Bank United Corp.                08/09/96       NASDAQ        31,595,596     932.07
CBSA     Coastal Bancorp Inc.                NA          NASDAQ         4,968,591     127.94
ETFS     East Texas Financial Services    01/10/95       NASDAQ         1,079,285      19.16
FBHC     Fort Bend Holding Corp.          06/30/93       NASDAQ           822,301      20.35
JXVL     Jacksonville Bancorp Inc.        04/01/96       NASDAQ         2,571,968      38.26
BFSB     Bedford Bancshares Inc.          08/22/94       NASDAQ         1,142,425      21.99
CNIT     CENIT Bancorp Inc.               08/06/92       NASDAQ         1,639,989      71.75
CFFC     Community Financial Corp.        03/30/88       NASDAQ         1,272,348      26.40
ESX      Essex Bancorp Inc.               07/18/90        AMSE          1,054,736       1.71
FFFC     FFVA Financial Corp.             10/12/94       NASDAQ         4,520,552      94.93
GSLC     Guaranty Financial Corp.            NA          NASDAQ         1,499,008      16.49
LIFB     Life Bancorp Inc.                10/11/94       NASDAQ         9,846,840     164.93
VABF     Virginia Beach Fed. Financial    11/01/80       NASDAQ         4,972,022      51.58
VFFC     Virginia First Financial Corp    01/01/78       NASDAQ         5,804,661      85.62
CASB     Cascade Financial Corp.          09/16/92       NASDAQ         2,054,352      34.92
FWWB     First SB of Washington Bancor    11/05/95       NASDAQ        10,569,082     194.21
IWBK     InterWest Bancorp Inc.              NA          NASDAQ         8,018,431     258.59

                                                     ASSETS AND EQUITY                       PROFITABILITY
                                              -------------------------------------    --------------------------------
                                                    Total       Total       Total                 Core            Core
                                                   Assets      Equity    Tang. Equity     ROAA    ROAA    ROAE    ROAE
                                        State      ($000)      ($000)      ($000)         (%)      (%)     (%)     (%)
                                        ----- -------------------------------------------------------------------------
STSA     Sterling Financial Corp.        WA      1,557,216      86,835      77,389         0.19    0.43    3.33     7.62
WFSL     Washington Federal Inc.         WA      5,788,992     668,802     602,502         1.65    1.83   14.26    15.76
AADV     Advantage Bancorp Inc.          WI      1,021,439      90,246      83,602         0.35    0.86    3.81     9.33
ABCW     Anchor BanCorp Wisconsin        WI      1,884,983     117,887     115,568         0.76    0.98   11.78    15.31
FCBF     FCB Financial Corp.             WI        268,528      47,008      47,008         0.91    1.09    5.09     6.09
FTFC     First Federal Capital Corp.     WI      1,530,237      97,258      91,151         0.74    0.86   11.29    13.11
FFHC     First Financial Corp.           WI      5,808,506     405,696     393,829         0.93    1.26   12.76    17.30
FNGB     First Northern Capital Corp.    WI        617,899      71,117      71,117         0.60    0.88    5.07     7.48
HALL     Hallmark Capital Corp.          WI        409,287      28,606      28,606         0.45    0.59    6.32     8.28
MWFD     Midwest Federal Financial       WI        201,070      17,318      16,642         1.09    1.09   12.37    12.42
NWEQ     Northwest Equity Corp.          WI         96,518      11,827      11,827         0.76    0.97    5.88     7.47
RELI     Reliance Bancshares Inc.        WI         46,836      22,474          NA         1.76    1.88    3.09     3.30
SECP     Security Capital Corporation    WI      3,646,981     578,156     578,156         1.16    1.38    7.17     8.56
STFR     St. Francis Capital Corp.       WI      1,578,969     127,852     112,495         0.60    0.70    6.44     7.59
AFBC     Advance Financial Bancorp       WV        103,578      15,998      15,998         0.37    0.66    3.65     6.49
FOBC     Fed One Bancorp                 WV        346,214      40,196      38,295         0.69    0.98    5.81     8.25
CRZY     Crazy Woman Creek Bancorp       WY         52,042      14,490      14,490         1.00    1.25    3.36     4.20
TRIC     Tri-County Bancorp Inc.         WY         85,975      13,167      13,167         0.77    0.99    5.16     6.66


                                                          CAPITAL ISSUES
                                        ------------------------------------------------------
                                                                       Number of   Mkt. Value
                                              IPO                       Shares     of Shares
                                              Date      Exchange        Outstg.      ($M)
                                        ------------------------------------------------------
STSA     Sterling Financial Corp.             NA         NASDAQ          5,543,007     94.92
WFSL     Washington Federal Inc.           11/17/82      NASDAQ         47,444,480  1,079.36
AADV     Advantage Bancorp Inc.            03/23/92      NASDAQ          3,231,583    130.07
ABCW     Anchor BanCorp Wisconsin          07/16/92      NASDAQ          4,581,347    202.72
FCBF     FCB Financial Corp.               09/24/93      NASDAQ          2,459,614     45.50
FTFC     First Federal Capital Corp.       11/02/89      NASDAQ          6,089,044    170.49
FFHC     First Financial Corp.             12/24/80      NASDAQ         36,411,443    951.25
FNGB     First Northern Capital Corp.      12/29/83      NASDAQ          4,419,335     83.97
HALL     Hallmark Capital Corp.            01/03/94      NASDAQ          1,442,950     25.97
MWFD     Midwest Federal Financial         07/08/92      NASDAQ          1,624,874     28.64
NWEQ     Northwest Equity Corp.            10/11/94      NASDAQ            929,267     11.27
RELI     Reliance Bancshares Inc.          04/19/96      NASDAQ          2,528,499     18.33
SECP     Security Capital Corporation      01/03/94      NASDAQ          9,202,932    791.45
STFR     St. Francis Capital Corp.         06/21/93      NASDAQ          5,386,193    158.89
AFBC     Advance Financial Bancorp         01/02/97      NASDAQ          1,084,450     15.18
FOBC     Fed One Bancorp                   01/19/95      NASDAQ          2,442,595     43.97
CRZY     Crazy Woman Creek Bancorp         03/29/96      NASDAQ          1,005,100     13.82
TRIC     Tri-County Bancorp Inc.           09/30/93      NASDAQ            608,749     11.26

ALL THRIFTS
         AVERAGE           1,291,109      97,439      90,890           0.53    0.78    5.16     7.48        5,879,471       149.21
         MEDIAN              313,838      35,858      35,612           0.60    0.86    5.08     7.09        2,459,614        42.18
         HIGH             48,697,126   2,585,070   2,413,892           2.04    2.03   29.42    29.42       ##########     5,584.36
         LOW                  33,894       4,492       4,329         -25.70  -25.34  -62.95   -62.07          230,171         1.71

AVERAGE FOR STATE
         IN                  305,833      31,720      31,318           0.64    0.85    5.27     6.91        2,133,731        40.42

AVERAGE BY REGION
         MIDWEST             787,478      73,001      68,739           0.63    0.86    5.34     7.28        4,475,100       106.65
         NEW ENGLAND         931,369      90,953      90,029           0.66    0.81    5.86     7.29        6,980,608       119.90
         MID ATLANTIC        613,840      58,711      55,421           0.61    0.92    5.51     8.14        3,784,249        84.83
         SOUTHEAST         1,117,294      78,750      67,754           0.27    0.51    5.46     7.91        6,631,725       129.51
         SOUTHWEST           575,899      53,761      45,059           0.69    0.90    5.53     7.30        3,594,039        62.57
         WEST              5,041,454     303,302     284,509           0.37    0.65    2.92     6.47       14,248,839       490.93

AVERAGE BY EXCHANGE
         NYSE             17,739,264   1,030,495     960,769           0.57    0.74    9.12    12.55       46,580,986     1,707.02
         AMEX                291,285      34,387      34,007           0.38    0.76    0.02     3.52        2,454,866        35.71
         OTC/NASDAQ          812,681      70,718      65,432           0.54    0.78    5.37     7.56        4,724,243       103.87


                                                                      EXHIBIT 32


KELLER & COMPANY
Columbus, Ohio
614-766-1426

                     RECENTLY CONVERTED THRIFT INSTITUTIONS
                            PRICES AND PRICING RATIOS


                                                                IPO CLOSING RATIOS                    CURRENT RATIOS
                                                -----------------------------------------    --------------------------------
                                                                  Price/   Price/                     Price/  Price/
                                                          Price/   Book   Tang. Bk.Price/     Price/   Book  Tang. Bk.Price/
                                                   IPO    Earnings Value   Value   Assets    Earnings Value   Value   Assets
                                                  Date      (X)     (%)     (%)     (%)        (X)     (%)     (%)      (%)
                                                ---------------------------------- --------  -------- --------------- --------
FLKY   First Lancaster Bancshares        KY     07/01/96     18.50   74.70    74.67  21.30     23.83   105.61   105.61   36.15
EGLB   Eagle BancGroup Inc.              IL     07/01/96    100.10   58.40    58.45   7.90     37.97    93.29    93.29   11.29
HWEN   Home Financial Bancorp            IN     07/02/96     11.40   68.00    68.04  13.10     22.79   102.51   102.51   19.10
OCFC   Ocean Financial Corp.             NJ     07/03/96     13.40   71.20    71.18  13.90     19.27   118.59   118.59   21.13
MBSP   Mitchell Bancorp Inc.             NC     07/12/96     NA      70.00    70.04  25.80     24.45   109.59   109.59   47.47
PWBK   Pennwood Bancorp Inc.             PA     07/15/96     14.50   67.50    67.54  12.80     17.05    98.04    98.04   19.09
ANA    Acadiana Bancshares Inc.          LA     07/16/96     NA      71.90    71.93  12.70     15.12   112.28   112.28   19.57
BNKU   Bank United Corp.                 TX     08/09/96     NA      NA       NA     NA        11.29   175.60   179.59    9.08
PFED   Park Bancorp Inc.                 IL     08/12/96     26.20   66.70    66.66  14.50     19.41    92.94    92.94   20.15
PFFC   Peoples Financial Corp.           OH     09/13/96     28.60   64.30    64.30  16.00     26.79    92.71    92.71   24.94
HBEI   Home Bancorp of Elgin Inc.        IL     09/27/96     24.90   72.60    72.64  18.70     28.57   111.19   111.19   31.27
WEHO   Westwood Homestead Fin. Corp.     OH     09/30/96     NA      73.80    73.83  22.70     23.21    91.87    91.87   28.45
CBES   CBES Bancorp Inc.                 MO     09/30/96     13.20   61.10    61.06  10.60     15.28    96.60    96.60   17.76
AFED   AFSALA Bancorp Inc.               NY     10/01/96     13.70   71.70    71.73   9.90     16.52    88.60    88.83   13.26
SSFC   South Street Financial Corp.      NC     10/03/96     26.10   76.30    76.32  21.20     23.90   111.00   111.00   30.60
CNBA   Chester Bancorp Inc.              IL     10/08/96     18.80   72.10    72.10  13.90     20.31   100.86   100.86   22.40
FTNB   Fulton Bancorp Inc.               MO     10/18/96     14.60   72.50    72.53  16.70     34.60   133.90   133.90   33.49
DCBI   Delphos Citizens Bancorp Inc.     OH     11/21/96     14.60   72.20    72.23  18.80     12.85    93.18    93.18   26.42
CFNC   Carolina Fincorp Inc.             NC     11/25/96     17.20   77.00    76.98  16.40     19.97   103.34   103.34   24.49
PSFI   PS Financial Inc.                 IL     11/27/96     17.20   71.90    71.93  29.00     17.50    94.09    94.09   40.67
WFSG   Wilshire Financial Services       OR     12/19/96     NA      NA       NA     NA         8.81   162.15    NA       9.48
RIVR   River Valley Bancorp              IN     12/20/96     15.20   73.00    72.96  12.10     11.49    99.16   100.71   12.26
BFFC   Big Foot Financial Corp.          IL     12/20/96     33.10   72.70    72.67  11.40     NA      109.42   109.42   18.69
SCBS   Southern Community Bancshares     AL     12/23/96     14.50   74.40    74.39  15.00     17.66   104.32   104.32   22.92
CENB   Century Bancorp Inc.              NC     12/23/96     18.90   72.10    72.11  20.00     14.58    92.92    92.92   27.82
HCFC   Home City Financial Corp.         OH     12/30/96     13.70   71.20    71.20  14.60     16.56    82.55    82.55   18.49
AFBC   Advance Financial Bancorp         WV     01/02/97     16.80   71.10    71.09  10.60     NA       94.92    94.92   14.66
RSLN   Roslyn Bancorp Inc.               NY     01/13/97      9.30   72.00    71.98  21.00     NA      121.63   122.23   26.23
FAB    FirstFed America Bancorp Inc.     MA     01/15/97     13.60   72.00    72.02  10.70     NA       NA       NA      NA
EFBC   Empire Federal Bancorp Inc.       MT     01/27/97     21.50   68.10    68.09  23.00     NA       85.50    85.50   31.52
MRKF   Market Financial Corporation      OH     03/27/97     26.20   71.10    71.07  22.70     NA       84.82    84.82   29.34
GSLA   GS Financial Corp.                LA     04/01/97     38.70   63.80    63.75  28.40     NA       NA       NA      NA
HMLK   Hemlock Federal Financial Corp    IL     04/02/97     37.50   71.60    71.62  12.40     NA       NA       NA      NA
PLSK   Pulaski Savings Bank, MHC         NJ     04/03/97     18.20  103.20   103.15   5.70     NA       NA       NA      NA
SKBO   First Carnegie Deposit, MHC       PA     04/04/97    117.30   98.80    98.80   7.10     NA       NA       NA      NA
NSBC   NewSouth Bancorp, Inc.            NC     04/08/97     22.10   78.70    78.65  18.40     NA       NA       NA      NA
PSFC   Peoples-Sidney Financial Corp.    OH     04/28/97     11.50   71.20    71.24  17.00     NA       NA       NA      NA
HCBB   HCB Bancshares Inc.               AR     05/07/97     29.00   72.00    71.95  13.40     NA       NA       NA      NA

                                                    PRICES AND CHANGE FROM IPO DATE
                                         -------------------------------------------------------
                                                  1 Day          1 Week          1 Mo.
                                          IPO     After          After           After
                                         Price     IPO     %      IPO      %      IPO     %
                                          ($)      ($)   Change   ($)   Change    ($)   Change
                                         --------------------------------------- ---------------

FLKY   First Lancaster Bancshares         10.00    13.50  35.00   13.38   33.75   13.75  37.50
EGLB   Eagle BancGroup Inc.               10.00    11.25  12.50   11.25   12.50   11.13  11.25
HWEN   Home Financial Bancorp             10.00    10.25   2.50    9.88   (1.25)  10.50   5.00
OCFC   Ocean Financial Corp.              20.00    21.25   6.25   20.13    0.63   21.00   5.00
MBSP   Mitchell Bancorp Inc.              10.00    NA     NA      10.63    6.25   11.00  10.00
PWBK   Pennwood Bancorp Inc.              10.00     9.50  (5.00)   9.13   (8.75)   9.63  (3.75)
ANA    Acadiana Bancshares Inc.           12.00    12.00   0.00   11.75   (2.08)  12.38   3.13
BNKU   Bank United Corp.                  NA       22.88  NA      24.00   NA      24.13  NA
PFED   Park Bancorp Inc.                  10.00    10.25   2.50   10.44    4.38   10.50   5.00
PFFC   Peoples Financial Corp.            10.00    10.88   8.75   11.50   15.00   12.75  27.50
HBEI   Home Bancorp of Elgin Inc.         10.00    11.81  18.13   12.50   25.00   12.63  26.25
WEHO   Westwood Homestead Fin. Corp.      10.00    10.75   7.50   10.63    6.25   10.50   5.00
CBES   CBES Bancorp Inc.                  10.00    12.63  26.25   13.44   34.38   13.25  32.50
AFED   AFSALA Bancorp Inc.                10.00    11.38  13.75   11.31   13.13   11.56  15.63
SSFC   South Street Financial Corp.       10.00    NA     NA      12.50   25.00   12.38  23.75
CNBA   Chester Bancorp Inc.               10.00    12.94  29.38   12.63   26.25   12.63  26.25
FTNB   Fulton Bancorp Inc.                10.00    12.50  25.00   12.88   28.75   14.75  47.50
DCBI   Delphos Citizens Bancorp Inc.      10.00    12.13  21.25   12.13   21.25   12.06  20.63
CFNC   Carolina Fincorp Inc.              10.00    13.00  30.00   13.00   30.00   13.63  36.25
PSFI   PS Financial Inc.                  10.00    11.64  16.41   11.69   16.88   12.50  25.00
WFSG   Wilshire Financial Services        NA       14.25  NA      14.75   NA      16.63  NA
RIVR   River Valley Bancorp               10.00    13.69  36.88   13.88   38.75   15.00  50.00
BFFC   Big Foot Financial Corp.           10.00    12.31  23.13   12.50   25.00   13.88  38.75
SCBS   Southern Community Bancshares      10.00    13.00  30.00   13.75   37.50   13.50  35.00
CENB   Century Bancorp Inc.               50.00    62.63  25.25   66.00   32.00   65.13  30.25
HCFC   Home City Financial Corp.          10.00    NA     NA      12.50   25.00   13.50  35.00
AFBC   Advance Financial Bancorp          10.00    12.88  28.75   12.94   29.38   14.00  40.00
RSLN   Roslyn Bancorp Inc.                10.00    15.00  50.00   15.94   59.38   16.00  60.00
FAB    FirstFed America Bancorp Inc.      10.00    13.63  36.25   14.13   41.25   14.88  48.75
EFBC   Empire Federal Bancorp Inc.        10.00    13.25  32.50   13.50   35.00   13.75  37.50
MRKF   Market Financial Corporation       10.00    12.94  29.38   12.25   22.50   12.63  26.25
GSLA   GS Financial Corp.                 10.00    13.38  33.75   13.75   37.50   14.00  40.00
HMLK   Hemlock Federal Financial Corp     10.00    12.88  28.75   12.88   28.75   13.00  30.00
PLSK   Pulaski Savings Bank, MHC          10.00    11.50  15.00   12.00   20.00   11.86  18.59
SKBO   First Carnegie Deposit, MHC        10.00    11.63  16.25   13.00   30.00   12.88  28.75
NSBC   NewSouth Bancorp, Inc.             15.00    20.25  35.00   22.00   46.67   23.88  59.17
PSFC   Peoples-Sidney Financial Corp.     10.00    12.56  25.63   12.88   28.75   NA     NA
HCBB   HCB Bancshares Inc.                10.00    12.63  26.25   12.75   27.50   NA     NA

                                                                      EXHIBIT 33



KELLER & COMPANY
Columbus, Ohio
614-766-1426



                      ACQUISITIONS AND PENDING ACQUISITIONS
        COUNTY, CITY OR MARKET AREA OF CITIZENS SAVINGS BANK OF FRANKFORT




                                      NONE

KELLER & COMPANY
Columbus, Ohio
614-766-1426

                     THRIFT STOCK PRICES AND PRICING RATIOS
             PUBLICLY-TRADED, SAIF INSURED MUTUAL HOLDING COMPANIES
                               AS OF MAY 22, 1997

                                                                                     PER SHARE
                                                         *                                                                      *
                                                         Latest  All Time   All Time   Monthly  Quarterly    Book           12 Month
                                                          Price    High       Low      Change     Change     Value   Assets   Div.
                                      State   Exchange     ($)     ($)        ($)       (%)         (%)       ($)     ($)      ($)
                                      -----   --------   -----   -------- -----------  -------  ---------   ------  ------- --------
PFSL   Pocahontas FS&LA, MHC            AR     NASDAQ   17.875    20.000    9.500        0.70     -3.38      14.61   229.15    0.85
CMSV   Community Savings, MHC           FL     NASDAQ   21.813    22.300   10.000        9.75     14.81      15.57   138.66    0.83
FFFL   Fidelity Bankshares Inc., MHC    FL     NASDAQ   18.750    20.000    9.091       -1.96      2.74      12.08   137.00    0.75
HARB   Harbor Federal Savings Bk, MH    FL     NASDAQ   36.000    38.500   11.875        2.86      1.41      18.30   222.69    1.25
FFSX   First Fed SB of Siouxland, MH    IA     NASDAQ   24.000    35.000    8.239       10.77     19.01      13.32   163.71    0.43
WCFB   Webster City Federal SB, MHC     IA     NASDAQ   14.500    14.750    8.813       -0.85      5.45      10.45    44.36    0.80
JXSB   Jacksonville Savings Bank, MH    IL     NASDAQ   17.000    18.000   10.000        6.25      4.62      13.17   112.01    0.40
LFED   Leeds Federal Savings Bk, MHC    MD     NASDAQ   18.250    19.000    9.875       -1.35     -3.95      13.21    81.60    0.69
GFED   Guaranty Federal SB, MHC         MO     NASDAQ   17.000    17.000    8.000       21.43     41.67       8.68    62.73    0.34
PULB   Pulaski Bank, Savings Bk, MHC    MO     NASDAQ   17.375    20.000   10.500      -11.46      3.73      11.04    84.92    0.95
FSLA   First Savings Bank, MHC          NJ     NASDAQ   24.250    24.250    5.072       14.12     14.12      13.00   141.39    0.37
FSNJ   First Savings Bk of NJ, MHC      NJ     NASDAQ   23.500    24.500   10.750       -1.05     -1.05      16.18   188.82    0.50
PLSK   Pulaski Savings Bank, MHC        NJ     NASDAQ   13.125    13.500   11.500       12.90        NA         NA       NA      NA
SBFL   SB of the Finger Lakes, MHC      NY     NASDAQ   16.2500   17.000    8.125        7.44     16.07      11.27   119.23    0.40
WAYN   Wayne Savings & Loan Co. MHC     OH     NASDAQ   25.500    27.250   11.255       -5.56     -4.67      15.22   166.84    0.89
SKBO   First Carnegie Deposit, MHC      PA     NASDAQ   13.000    13.500   11.625       -1.89        NA         NA       NA      NA
GDVS   Greater Delaware Valley SB,MH    PA     NASDAQ   12.875    14.000    9.250        1.98     17.05       8.37    72.94    0.36
HARS   Harris Savings Bank, MHC         PA     NASDAQ   20.406    22.625   12.750       -0.46     -6.72      13.71   173.18    0.58
NWSB   Northwest Savings Bank, MHC      PA     NASDAQ   15.000    15.750    7.375        0.84     -4.00       8.30    85.45    0.32
PERT   Perpetual Bank, MHC              SC     NASDAQ   26.500    27.750   20.250        3.92      1.92      19.69   148.21    1.20
RVSB   Riverview Savings Bank, MHC      WA     NASDAQ   22.625    24.000    8.828        2.84     36.37      10.10    92.94    0.20



                                                    PRICING RATIOS

                                           Price/   Price/   Price/  Price/Core
                                           Earnings Bk. Value Assets  Earnings
                                             (X)      (%)      (%)      (X)
                                           -------  --------  ------  ---------

PFSL   Pocahontas FS&LA, MHC                 13.86   122.35     7.80    12.00
CMSV   Community Savings, MHC                26.60   140.10    15.73    17.45
FFFL   Fidelity Bankshares Inc., MHC         38.27   155.22    13.69    23.73
HARB   Harbor Federal Savings Bk, MHC        18.65   196.72    16.17    14.17
FFSX   First Fed SB of Siouxland, MHC        35.82   180.18    14.66    20.34
WCFB   Webster City Federal SB, MHC          30.85   138.76    32.69       NA
JXSB   Jacksonville Savings Bank, MHC        62.96   129.08    15.18    28.33
LFED   Leeds Federal Savings Bk, MHC         28.52   138.15    22.37    20.51
GFED   Guaranty Federal SB, MHC              56.67   195.85    27.10    34.69
PULB   Pulaski Bank, Savings Bk, MHC         36.20   157.38    20.46    24.82
FSLA   First Savings Bank, MHC               35.66   186.54    17.15    20.21
FSNJ   First Savings Bk of NJ, MHC              NM   145.24    12.45    52.22
PLSK   Pulaski Savings Bank, MHC                NA       NA       NA       NA
SBFL   SB of the Finger Lakes, MHC          203.13   144.19    13.63   116.07
WAYN   Wayne Savings & Loan Co. MHC          54.26   167.54    15.28    23.61
SKBO   First Carnegie Deposit, MHC              NA       NA       NA       NA
GDVS   Greater Delaware Valley SB,MHC           NM   153.82    17.65    53.65
HARS   Harris Savings Bank, MHC              55.15   148.84    11.78    22.18
NWSB   Northwest Savings Bank, MHC           26.32   180.72    17.55    17.86
PERT   Perpetual Bank, MHC                   26.24   134.59    17.88    19.49
RVSB   Riverview Savings Bank, MHC           26.01   224.01    24.34    21.97



ALL MUTUAL HOLDING COMPANIES
         AVERAGE            19.790    21.369 10.127    3.39      8.17  12.96   129.78    0.64     45.60   159.96    17.56    30.18
         MEDIAN             18.250    20.000  9.875    1.98      3.73  13.17   137.00    0.58     35.66   153.82    16.17    22.08
         HIGH               36.000    38.500 20.250   21.43     41.67  19.69   229.15    1.25    203.13   224.01    32.69   116.07
         LOW                12.875    13.500  5.072  -11.46     -6.72   8.30    44.36    0.20     13.86   122.35     7.80    12.00

KELLER & COMPANY
Columbus, Ohio
614-766-1426

                          KEY FINANCIAL DATA AND RATIOS
             PUBLICLY-TRADED, SAIF INSURED MUTUAL HOLDING COMPANIES
                               AS OF MAY 22, 1997


                                                     ASSETS AND EQUITY                       PROFITABILITY
                                              ----------------------------------    -------------------------------
                                               Total       Total       Total                 Core             Core
                                              Assets      Equity    Tang. Equity     ROAA    ROAA    ROAE     ROAE
                                      State   ($000)      ($000)      ($000)         (%)      (%)     (%)     (%)
                                      -----   --------     -----     ------------   ------ -------  ------   ------
PFSL   Pocahontas FS&LA, MHC           AR     373,262      23,796      23,796       0.58    0.67    9.54    11.02
CMSV   Community Savings, MHC          FL     682,314      76,604      76,604       0.64    0.96    5.44     8.19
FFFL   Fidelity Bankshares Inc., MHC   FL     926,891      81,755      81,076       0.39    0.61    4.04     6.43
HARB   Harbor Federal Savings Bk, MH   FL   1,104,924      90,783      87,377       0.93    1.21   11.15    14.59
FFSX   First Fed SB of Siouxland, MH   IA     462,829      37,650      37,316       0.43    0.73    5.19     8.87
WCFB   Webster City Federal SB, MHC    IA      93,160      21,943      21,943       1.01    1.34    4.44     5.85
JXSB   Jacksonville Savings Bank, MH   IL     142,514      16,758      16,670       0.24    0.54    2.03     4.54
LFED   Leeds Federal Savings Bk, MHC   MD     281,899      45,623      45,623       0.80    1.12    4.92     6.93
GFED   Guaranty Federal SB, MHC        MO     196,034      27,120      27,120       0.50    0.81    3.47     5.68
PULB   Pulaski Bank, Savings Bk, MHC   MO     177,827      23,114      23,114       0.56    0.83    4.39     6.49
FSLA   First Savings Bank, MHC         NJ   1,024,715      94,200      83,462       0.51    0.89    5.45     9.56
FSNJ   First Savings Bk of NJ, MHC     NJ     578,574      49,585      49,585      -0.33    0.21   -4.33     2.78
PLSK   Pulaski Savings Bank, MHC       NJ     158,827      12,263      12,263       0.17    0.54    2.21     7.22
SBFL   SB of the Finger Lakes, MHC     NY     212,821      20,121      20,121       0.07    0.12    0.72     1.20
WAYN   Wayne Savings & Loan Co. MHC    OH     250,057      22,811      22,811       0.28    0.65    2.97     6.91
SKBO   First Carnegie Deposit, MHC     PA     117,814      14,686      14,686       0.86    0.68    7.38     5.83
GDVS   Greater Delaware Valley SB,MH   PA     238,686      27,399      27,399       0.02    0.33    0.15     2.76
HARS   Harris Savings Bank, MHC        PA   1,943,327     153,804     132,694       0.24    0.59    2.66     6.48
NWSB   Northwest Savings Bank, MHC     PA   1,997,563     194,098     182,275       0.69    1.00    6.92     9.92
PERT   Perpetual Bank, MHC             SC     223,000      29,629      29,629       0.76    1.06    6.85     9.54
RVSB   Riverview Savings Bank, MHC     WA     224,473      24,391      21,980       0.97    1.15    8.87    10.53



                                                   CAPITAL ISSUES
                                    --------------------------------------------
                                                           Number of  Mkt. Value
                                        IPO                 Shares    of Shares
                                        Date    Exchange    Outstg.     ($M)
                                    --------------------------------------------
PFSL   Pocahontas FS&LA, MHC          04/05/94   NASDAQ     1,628,865      32.58
CMSV   Community Savings, MHC         10/24/94   NASDAQ     4,920,612      96.57
FFFL   Fidelity Bankshares Inc., MHC  01/07/94   NASDAQ     6,765,653     135.31
HARB   Harbor Federal Savings Bk, MH  01/06/94   NASDAQ     4,961,690     181.72
FFSX   First Fed SB of Siouxland, MH  07/13/92   NASDAQ     2,827,094      63.14
WCFB   Webster City Federal SB, MHC   08/15/94   NASDAQ     2,100,000      29.93
JXSB   Jacksonville Savings Bank, MH  04/21/95   NASDAQ     1,272,300      16.86
LFED   Leeds Federal Savings Bk, MHC  05/02/94   NASDAQ     3,454,736      62.19
GFED   Guaranty Federal SB, MHC       04/10/95   NASDAQ     3,125,000      40.23
PULB   Pulaski Bank, Savings Bk, MHC  05/11/94   NASDAQ     2,094,000      40.31
FSLA   First Savings Bank, MHC        07/10/92   NASDAQ     7,247,332     152.19
FSNJ   First Savings Bk of NJ, MHC    01/09/95   NASDAQ     3,064,131      70.48
PLSK   Pulaski Savings Bank, MHC      04/03/97   NASDAQ            NA      NA
SBFL   SB of the Finger Lakes, MHC    11/11/94   NASDAQ     1,785,000      26.78
WAYN   Wayne Savings & Loan Co. MHC   06/25/93   NASDAQ     1,498,775      36.72
SKBO   First Carnegie Deposit, MHC    04/04/97   NASDAQ            NA      NA
GDVS   Greater Delaware Valley SB,MH  03/03/95   NASDAQ     3,272,500      42.54
HARS   Harris Savings Bank, MHC       01/25/94   NASDAQ    11,221,300     218.82
NWSB   Northwest Savings Bank, MHC    11/07/94   NASDAQ    23,376,000     359.41
PERT   Perpetual Bank, MHC            10/26/93   NASDAQ     1,504,601      36.49
RVSB   Riverview Savings Bank, MHC    10/26/93   NASDAQ     2,415,359      38.43

ALL MUTUAL HOLDING COMPANIES
         AVERAGE                543,405      51,816      49,407      0.49    0.76    4.50     7.21      4,659,734        88.46
         MEDIAN                 250,057      27,399      27,399      0.51    0.73    4.44     6.91      3,064,131        42.54
         HIGH                 1,997,563     194,098     182,275      1.01    1.34   11.15    14.59     23,376,000       359.41
         LOW                     93,160      12,263      12,263     -0.33    0.12   -4.33     1.20      1,272,300        16.86

KELLER & COMPANY
Columbus, Ohio
614-766-1426


                           COMPARABLE GROUP SELECTION

                            BALANCE SHEET PARAMETERS

General Parameters:
           States: IA IL IN KY MI MO OH WI
           IPO Date: {less than or =) 12/31/95
           Asset size: {less than or =) $250,000

                                                   Total
                                                                Cash &             1-4 Fam.  Total Net  Net Loans Borrowed
                                                      Total    Invest./    MBS/     Loans/     Loans/    & MBS/    Funds/   Equity/
                                                     Assets     Assets    Assets    Assets     Assets    Assets    Assets    Assets
                                          IPO Date   ($000)      (%)        (%)       (%)       (%)        (%)       (%)      (%)
                                         -------------------------------------------------------------------------------------------
      CITIZENS SAVINGS BANK
         OF FRANKFORT                        --        45,153     9.75      0.00     67.85      82.93     82.93      4.41    12.28

      DEFINED PARAMETERS FOR              Prior to less than or =  less  less than   40.00 -    50.00 -   60.00 - less than   8.00 -
      INCLUSION IN COMPARABLE GROUP       12/31/95   $250,000    35.00     25.00     75.00      95.00     97.00     30.00    20.00

JOAC  Joachim Bancorp Inc.            MO  12/28/95     35,656    30.80      0.24     58.52      66.67     66.91      0.00    28.98
HBBI  Home Building Bancorp           IN  02/08/95     46,804    26.24     11.11     46.11      60.24     71.35      7.91    12.07
CSBF  CSB Financial Group Inc.        IL  10/09/95     47,996    NA        NA        38.87      57.10     NA         0.00    25.07
NSLB  NS&L Bancorp Inc.               MO  06/08/95     58,089    33.27      8.65     48.75      55.06     63.71      5.16    19.92
CKFB  CKF Bancorp Inc.                KY  01/04/95     60,197     7.56      0.76     69.20      89.76     90.52      3.73    23.68
ATSB  AmTrust Capital Corp.           IN  03/28/95     71,031    17.78      6.05     38.43      70.98     77.03     17.12    10.17
MSBF  MSB Financial Inc.              MI  02/06/95     75,630    11.21      0.02     56.60      86.62     86.64     27.60    16.61
HZFS  Horizon Financial Svcs Corp.    IA  06/30/94     78,368    30.83      0.00     42.43      66.26     66.26     16.74    10.50
SOBI  Sobieski Bancorp Inc.           IN  03/31/95     79,080     5.80     17.93     58.32      72.96     90.90      8.98    15.40
LOGN  Logansport Financial Corp.      IN  06/14/95     79,298    15.44      9.96     50.55      71.75     81.71      4.41    19.65
PCBC  Perry County Financial Corp.    MO  02/13/95     79,714    NA        NA        13.12      15.55     NA         3.14    18.32
HHFC  Harvest Home Financial Corp.    OH  10/10/94     83,103    NA        NA        45.32      52.84     NA        17.69    12.50
SFFC  StateFed Financial Corporation  IA  01/05/94     85,282    15.44      0.00     51.57      79.29     79.29     22.28    17.60
GFSB  GFS Bancorp Inc.                IA  01/06/94     88,154     8.66      3.63     57.92      86.31     89.95     21.53    11.57
KYF   Kentucky First Bancorp Inc.     KY  08/29/95     88,923    18.29     24.18     42.09      54.92     79.11     21.45    16.11
THR   Three Rivers Financial Corp.    MI  08/24/95     91,165    20.16      9.88     43.34      65.95     75.83     19.02    13.76
INCB  Indiana Community Bank SB       IN  12/15/94     91,329    15.42      3.10     41.63      78.10     81.20      0.00    12.39
FFBI  First Financial Bancorp Inc.    IL  10/04/93     93,156    11.45      7.71     63.28      77.73     85.43     18.20     7.80
FTSB  Fort Thomas Financial Corp.     KY  06/28/95     94,681     7.26      0.83     66.13      88.96     89.79     10.25    16.09
NWEQ  Northwest Equity Corp.          WI  10/11/94     96,518     7.55      7.84     56.53      81.06     88.90     22.54    12.25
CIBI  Community Investors Bancorp     OH  02/07/95     97,446    20.56      2.00     60.87      76.05     78.06     13.99    11.52
HFSA  Hardin Bancorp Inc.             MO  09/29/95    103,354    26.66     18.59     42.57      52.80     71.39     18.38    12.78
HFFB  Harrodsburg First Fin Bancorp   KY  10/04/95    108,187    24.89      0.07     61.58      73.78     73.85      0.00    26.36
ASBP  ASB Financial Corp.             OH  05/11/95    109,414    23.43      8.40     44.29      64.77     73.17      2.19    15.74
PTRS  Potters Financial Corp.         OH  12/31/93    116,921    19.35     19.84     39.15      57.81     77.65      6.43     8.90
NBSI  North Bancshares Inc.           IL  12/21/93    120,011    30.27      5.95     55.01      61.74     67.69     23.16    14.61
MIFC  Mid-Iowa Financial Corp.        IA  10/14/92    123,572    28.27     16.77     37.21      52.65     69.42     20.23     9.09
MFCX  Marshalltown Financial Corp.    IA  03/31/94    127,107    14.44     34.49     42.77      49.15     83.64      0.00    15.61
FKKY  Frankfort First Bancorp Inc.    KY  07/10/95    128,328     6.05      0.00     82.75      92.35     92.35      5.94    26.19
CLAS  Classic Bancshares Inc.         KY  12/29/95    128,361    25.30      6.20     45.68      62.17     68.38      7.40    14.92
GTPS  Great American Bancorp          IL  06/30/95    137,898    23.52      0.00     36.41      70.18     70.18      0.00    21.15
MWBI  Midwest Bancshares Inc.         IA  11/12/92    139,006    17.80     20.01     45.34      59.42     79.44     17.27     6.94
BWFC  Bank West Financial Corp.       MI  03/30/95    147,019    24.44      1.32     60.90      71.41     72.73     15.69    15.31
FFWC  FFW Corp.                       IN  04/05/93    158,441    17.13     11.26     42.19      69.33     80.59     27.28    10.01
FBSI  First Bancshares Inc.           MO  12/22/93    160,048    15.63      0.53     60.46      80.95     81.48     13.84    14.35
FFWD  Wood Bancorp Inc.               OH  08/31/93    163,498    15.03      2.83     58.95      80.38     83.20     14.45    12.70
SMBC  Southern Missouri Bancorp Inc.  MO  04/13/94    165,688    19.81     14.58     43.18      63.60     78.18      8.17    15.67
NEIB  Northeast Indiana Bancorp       IN  06/28/95    172,874    10.49      0.00     58.28      87.52     87.52     29.24    15.16
MARN  Marion Capital Holdings         IN  03/18/93    174,415     8.34      0.02     51.50      84.51     84.53      4.72    23.05
MFFC  Milton Federal Financial Corp.  OH  10/07/94    178,757    23.43      9.83     58.44      63.87     73.70      8.77    14.74
FFBZ  First Federal Bancorp Inc.      OH  07/13/92    191,686     8.18      0.80     53.87      86.53     87.33     24.36     7.66
CMRN  Cameron Financial Corp          MO  04/03/95    197,693    10.78      0.01     56.06      84.78     84.79     12.77    22.96
MWFD  Midwest Federal Financial       WI  07/08/92    201,070    NA        NA        30.35      73.72     NA        12.31     8.61
MBLF  MBLA Financial Corp.            MO  06/24/93    209,783    35.72      8.16     49.18      55.33     63.50     39.05    13.50
FFHS  First Franklin Corporation      OH  01/26/88    226,235    13.85     16.81     52.81      67.56     84.37      2.80     8.82
DFIN  Damen Financial Corp.           IL  10/02/95    227,400    35.83     21.32     35.33      40.30     61.62     27.04    20.16
OHSL  OHSL Financial Corp.            OH  02/10/93    229,812    21.68      5.08     44.31      71.26     76.34     12.32    11.04
MFBC  MFB Corp.                       IN  03/25/94    234,290    22.60      1.66     62.87      74.40     76.06     14.73    14.51
CAPS  Capital Savings Bancorp, Inc.   MO  12/29/93    237,915     9.00     10.48     64.84      78.79     89.27     18.91     8.66

KELLER & COMPANY
Columbus, Ohio
614-766-1426


                           COMPARABLE GROUP SELECTION

               OPERATING PERFORMANCE AND ASSET QUALITY PARAMETERS
                            Most Recent Four Quarters
General Parameters:
           States: IA IL IN KY MI MO OH WI
           IPO Date: (less than or =) 12/31/95
           Asset size: (less than or =) $250,000

                                                                                 OPERATING PERFORMANCE
                                                                  *
                                                                                          Net    Operating  Noninterest
                                                       Total        Core       Core    Interest  Expenses/   Income/
                                                       Assets       ROAA       ROAE    Margin (2)Assets (3) Assets (3)
                                           IPO Date    ($000)        (%)       (%)        (%)       (%)        (%)
                                           ----------------------------------------------------------------------------
      CITIZENS SAVINGS BANK
         OF FRANKFORT                         --       45,153       1.12       9.22      3.80       2.29      0.38

      DEFINED PARAMETERS FOR               Prior to  less than      0.60 -     3.00 -    3.00 -     1.50 -   less than
      INCLUSION IN COMPARABLE GROUP        12/31/95     250,000     1.45      15.00      4.50       3.00      0.80

JOAC  Joachim Bancorp Inc.            MO   12/28/95      35,656     0.78       2.68      4.13       2.90      0.15
HBBI  Home Building Bancorp           IN   02/08/95      46,804     0.50       3.77      3.46       2.41      0.23
CSBF  CSB Financial Group Inc.        IL   10/09/95      47,996     0.65       2.39      3.61       2.48      0.17
NSLB  NS&L Bancorp Inc.               MO   06/08/95      58,089     0.74       3.45      3.16       2.32      0.35
CKFB  CKF Bancorp Inc.                KY   01/04/95      60,197     1.29       5.05      3.75       1.80      0.09
ATSB  AmTrust Capital Corp.           IN   03/28/95      71,031     0.19       1.91      2.79       2.83      0.53
MSBF  MSB Financial Inc.              MI   02/06/95      75,630     1.49       7.55      5.08       3.12      0.44
HZFS  Horizon Financial Svcs Corp.    IA   06/30/94      78,368     0.60       5.41      3.44       2.60      0.42
SOBI  Sobieski Bancorp Inc.           IN   03/31/95      79,080     0.57       3.28      3.34       2.57      0.24
LOGN  Logansport Financial Corp.      IN   06/14/95      79,298     1.51       6.80      3.92       1.62      0.15
PCBC  Perry County Financial Corp.    MO   02/13/95      79,714     1.03       5.45      2.85       1.17      0.05
HHFC  Harvest Home Financial Corp.    OH   10/10/94      83,103     0.55       3.91      2.96       2.16      0.07
SFFC  StateFed Financial Corporation  IA   01/05/94      85,282     1.29       6.99      3.64       1.53      0.08
GFSB  GFS Bancorp Inc.                IA   01/06/94      88,154     1.20      10.24      3.52       1.77      0.14
KYF   Kentucky First Bancorp Inc.     KY   08/29/95      88,923     1.07       5.23      3.66       2.14      0.14
THR   Three Rivers Financial Corp.    MI   08/24/95      91,165     0.83       5.71      3.92       2.96      0.47
INCB  Indiana Community Bank SB       IN   12/15/94      91,329     0.50       3.92      4.39       3.90      0.95
FFBI  First Financial Bancorp Inc.    IL   10/04/93      93,156     0.45       5.63      2.96       2.47      0.49
FTSB  Fort Thomas Financial Corp.     KY   06/28/95      94,681     0.77       3.83      4.28       2.99      0.19
NWEQ  Northwest Equity Corp.          WI   10/11/94      96,518     0.97       7.47      3.92       2.48      0.42
CIBI  Community Investors Bancorp     OH   02/07/95      97,446     0.99       8.18      3.56       2.00      0.11
HFSA  Hardin Bancorp Inc.             MO   09/29/95     103,354     0.81       5.14      3.02       1.95      0.26
HFFB  Harrodsburg First Fin Bancorp   KY   10/04/95     108,187     1.35       4.90      3.60       1.56      0.09
ASBP  ASB Financial Corp.             OH   05/11/95     109,414     0.86       4.31      3.46       2.26      0.21
PTRS  Potters Financial Corp.         OH   12/31/93     116,921     0.68       7.54      3.27       2.58      0.26
NBSI  North Bancshares Inc.           IL   12/21/93     120,011     0.64       4.18      3.37       2.59      0.18
MIFC  Mid-Iowa Financial Corp.        IA   10/14/92     123,572     1.19      12.89      3.09       2.24      1.00
MFCX  Marshalltown Financial Corp.    IA   03/31/94     127,107     0.63       4.04      2.67       1.86      0.07
FKKY  Frankfort First Bancorp Inc.    KY   07/10/95     128,328     0.92       3.34      3.58       2.15      0.05
CLAS  Classic Bancshares Inc.         KY   12/29/95     128,361     0.71       3.40      3.14       2.07      0.11
GTPS  Great American Bancorp          IL   06/30/95     137,898     0.61       2.42      4.62       3.56      0.44
MWBI  Midwest Bancshares Inc.         IA   11/12/92     139,006     0.74      10.69      2.93       1.85      0.20
BWFC  Bank West Financial Corp.       MI   03/30/95     147,019     0.62       3.53      3.13       2.64      0.61
FFWC  FFW Corp.                       IN   04/05/93     158,441     1.10      10.78      3.20       1.83      0.35
FBSI  First Bancshares Inc.           MO   12/22/93     160,048     1.12       7.33      3.54       1.89      0.27
FFWD  Wood Bancorp Inc.               OH   08/31/93     163,498     1.23       9.24      4.33       2.39      0.20
SMBC  Southern Missouri Bancorp Inc.  MO   04/13/94     165,688     1.01       6.29      3.19       1.96      0.35
NEIB  Northeast Indiana Bancorp       IN   06/28/95     172,874     1.22       7.06      3.65       1.75      0.24
MARN  Marion Capital Holdings         IN   03/18/93     174,415     1.59       6.87      4.24       2.12      0.18
MFFC  Milton Federal Financial Corp.  OH   10/07/94     178,757     0.72       4.14      3.30       2.16      0.13
FFBZ  First Federal Bancorp Inc.      OH   07/13/92     191,686     1.00      13.08      3.95       2.44      0.45
CMRN  Cameron Financial Corp          MO   04/03/95     197,693     1.38       5.52      4.23       1.74      0.09
MWFD  Midwest Federal Financial       WI   07/08/92     201,070     1.09      12.42      4.10       2.93      0.83
MBLF  MBLA Financial Corp.            MO   06/24/93     209,783     0.85       6.32      2.13       0.71      0.01
FFHS  First Franklin Corporation      OH   01/26/88     226,235     0.61       6.64      2.81       1.94      0.22
DFIN  Damen Financial Corp.           IL   10/02/95     227,400     0.89       3.85      3.12       2.02      0.07
OHSL  OHSL Financial Corp.            OH   02/10/93     229,812     0.86       7.28      3.34       2.08      0.14
MFBC  MFB Corp.                       IN   03/25/94     234,290     0.85       5.10      3.21       1.93      0.16
CAPS  Capital Savings Bancorp, Inc.   MO   12/29/93     237,915     0.92      10.27      3.24       2.14      0.46

                                          ASSET QUALITY (1)
                                      *

                                        NPA/     REO/   Reserves/
                                       Assets   Assets   Assets
                                        (%)      (%)      (%)
                                      -----------------------------

      CITIZENS SAVINGS BANK
         OF FRANKFORT                   0.45        0.00        0.38

      DEFINED PARAMETERS FOR         less than   less than  greater than
      INCLUSION IN COMPARABLE GROUP     1.25        0.50        0.15

JOAC  Joachim Bancorp Inc.              0.68        0.35        0.21
HBBI  Home Building Bancorp             0.52        0.00        0.17
CSBF  CSB Financial Group Inc.          0.74        0.00        0.31
NSLB  NS&L Bancorp Inc.                 0.06        0.00        0.07
CKFB  CKF Bancorp Inc.                  1.48        0.31        0.18
ATSB  AmTrust Capital Corp.             2.84        0.22        0.67
MSBF  MSB Financial Inc.                1.02        0.00        0.50
HZFS  Horizon Financial Svcs Corp.      1.02        0.46        0.37
SOBI  Sobieski Bancorp Inc.             0.25        0.00        0.25
LOGN  Logansport Financial Corp.        0.45        0.00        0.30
PCBC  Perry County Financial Corp.      0.05        0.00        0.03
HHFC  Harvest Home Financial Corp.      0.15        0.00        0.14
SFFC  StateFed Financial Corporation    0.99        0.00        0.30
GFSB  GFS Bancorp Inc.                  1.54        0.03        0.71
KYF   Kentucky First Bancorp Inc.       0.14        0.00        0.43
THR   Three Rivers Financial Corp.      1.21        0.50        0.53
INCB  Indiana Community Bank SB          NA          NA         0.56
FFBI  First Financial Bancorp Inc.      0.27        0.13        0.54
FTSB  Fort Thomas Financial Corp.       1.24        0.00        0.51
NWEQ  Northwest Equity Corp.            1.53        0.08        0.50
CIBI  Community Investors Bancorp       0.72        0.06        0.47
HFSA  Hardin Bancorp Inc.                NA          NA          NA
HFFB  Harrodsburg First Fin Bancorp     0.47        0.00        0.27
ASBP  ASB Financial Corp.               1.58        0.61        0.81
PTRS  Potters Financial Corp.           0.83        0.00        1.93
NBSI  North Bancshares Inc.             0.00        0.00        0.17
MIFC  Mid-Iowa Financial Corp.          0.13        0.00        0.23
MFCX  Marshalltown Financial Corp.      0.00        0.00        0.09
FKKY  Frankfort First Bancorp Inc.      0.06        0.00        0.08
CLAS  Classic Bancshares Inc.           0.91        0.30        0.62
GTPS  Great American Bancorp            0.16        0.00        0.30
MWBI  Midwest Bancshares Inc.           0.82        0.00        0.50
BWFC  Bank West Financial Corp.         0.03        0.03        0.14
FFWC  FFW Corp.                         0.22        0.03        0.34
FBSI  First Bancshares Inc.             0.32        0.04        0.29
FFWD  Wood Bancorp Inc.                 0.10        0.02        0.33
SMBC  Southern Missouri Bancorp Inc.    1.10        0.07        0.41
NEIB  Northeast Indiana Bancorp         0.49        0.00        0.62
MARN  Marion Capital Holdings           0.76        0.00        1.16
MFFC  Milton Federal Financial Corp.    0.32        0.00        0.30
FFBZ  First Federal Bancorp Inc.        0.58        0.00        0.89
CMRN  Cameron Financial Corp            0.60        0.00        0.81
MWFD  Midwest Federal Financial          NA          NA         0.75
MBLF  MBLA Financial Corp.              0.25        0.00        0.27
FFHS  First Franklin Corporation        0.62        0.06        0.42
DFIN  Damen Financial Corp.             0.20        0.00        0.15
OHSL  OHSL Financial Corp.              0.33        0.00        0.22
MFBC  MFB Corp.                         0.03        0.00        0.15
CAPS  Capital Savings Bancorp, Inc.     0.26        0.03        0.30




(1) Asset quality ratios reflect balance sheet totals at the end of the most recent quarter.
(2)  Based on average interest-earning assets.
(3)  Net of non-recurring expense.

KELLER & COMPANY
Columbus, Ohio
614-766-1426


                             FINAL COMPARABLE GROUP

                              BALANCE SHEET RATIOS

                                                                                                          Total
                                                                 Cash &             1-4 Fam.  Total Net  Net Loans Borrowed
                                                       Total    Invest./    MBS/     Loans/     Loans/    & MBS/    Funds/   Equity/
                                                      Assets     Assets    Assets    Assets     Assets    Assets    Assets    Assets
                                           IPO Date   ($000)      (%)        (%)       (%)       (%)        (%)       (%)      (%)
                                          ------------------------------------------------------------------------------------------
      CITIZENS SAVINGS BANK
         OF FRANKFORT                         --        45,153    9.75      0.00     67.85      82.93     82.93      4.41    12.28

      DEFINED PARAMETERS FOR               Prior to   less than     less than        40.00 -    50.00 -   60.00 - less than   8.00 -
      INCLUSION IN COMPARABLE GROUP        12/31/95   $250,000   35.00     25.00     75.00      95.00     97.00     30.00    20.00

HZFS  Horizon Financial Svcs Corp.    IA   06/30/94     78,368   30.83      0.00     42.43      66.26     66.26     16.74    10.50
SFFC  StateFed Financial Corporation  IA   01/05/94     85,282   15.44      0.00     51.57      79.29     79.29     22.28    17.60
KYF   Kentucky First Bancorp Inc.     KY   08/29/95     88,923   18.29     24.18     42.09      54.92     79.11     21.45    16.11
THR   Three Rivers Financial Corp.    MI   08/24/95     91,165   20.16      9.88     43.34      65.95     75.83     19.02    13.76
FTSB  Fort Thomas Financial Corp.     KY   06/28/95     94,681    7.26      0.83     66.13      88.96     89.79     10.25    16.09
CIBI  Community Investors Bancorp     OH   02/07/95     97,446   20.56      2.00     60.87      76.05     78.06     13.99    11.52
CLAS  Classic Bancshares Inc.         KY   12/29/95    128,361   25.30      6.20     45.68      62.17     68.38      7.40    14.92
FBSI  First Bancshares Inc.           MO   12/22/93    160,048   15.63      0.53     60.46      80.95     81.48     13.84    14.35
NEIB  Northeast Indiana Bancorp       IN   06/28/95    172,874   10.49      0.00     58.28      87.52     87.52     29.24    15.16
MFBC  MFB Corp.                       IN   03/25/94    234,290   22.60      1.66     62.87      74.40     76.06     14.73    14.51


                                     AVERAGE           123,144   18.66      4.53     53.37      73.65     78.18     16.89    14.45
                                     MEDIAN             96,064   19.23      1.25     54.93      75.23     78.58     15.73    14.71
                                      HIGH             234,290   30.83     24.18     66.13      88.96     89.79     29.24    17.60
                                       LOW              78,368    7.26      0.00     42.09      54.92     66.26      7.40    10.50


KELLER & COMPANY
Columbus, Ohio
614-766-1426


                             FINAL COMPARABLE GROUP
                 OPERATING PERFORMANCE AND ASSET QUALITY RATIOS
                            Most Recent Four Quarters

                                                                   OPERATING PERFORMANCE
                                                       ----------------------------------------------------------
                                                                                     Net    Operating  Noninterest
                                                       Total      Core    Core    Interest  Expenses/   Income/
                                                       Assets     ROAA    ROAE    Margin (2)Assets (3) Assets (3)
                                           IPO Date    ($000)      (%)    (%)        (%)       (%)        (%)
                                           -----------------------------------------------------------------------
      CITIZENS SAVINGS BANK
         OF FRANKFORT                         --         45,153   1.12    9.22      3.80       2.29      0.38

      DEFINED PARAMETERS FOR               Prior to   less than   0.60 -  3.00 -    3.00 -     1.50 -  less than
      INCLUSION IN COMPARABLE GROUP        12/31/95    250,000    1.45   15.00      4.50       3.00      0.80

HZFS  Horizon Financial Svcs Corp.    IA   06/30/94      78,368   0.60    5.41      3.44       2.60      0.42
SFFC  StateFed Financial Corporation  IA   01/05/94      85,282   1.29    6.99      3.64       1.53      0.08
KYF   Kentucky First Bancorp Inc.     KY   08/29/95      88,923   1.07    5.23      3.66       2.14      0.14
THR   Three Rivers Financial Corp.    MI   08/24/95      91,165   0.83    5.71      3.92       2.96      0.47
FTSB  Fort Thomas Financial Corp.     KY   06/28/95      94,681   0.77    3.83      4.28       2.99      0.19
CIBI  Community Investors Bancorp     OH   02/07/95      97,446   0.99    8.18      3.56       2.00      0.11
CLAS  Classic Bancshares Inc.         KY   12/29/95     128,361   0.71    3.40      3.14       2.07      0.11
FBSI  First Bancshares Inc.           MO   12/22/93     160,048   1.12    7.33      3.54       1.89      0.27
NEIB  Northeast Indiana Bancorp       IN   06/28/95     172,874   1.22    7.06      3.65       1.75      0.24
MFBC  MFB Corp.                       IN   03/25/94     234,290   0.85    5.10      3.21       1.93      0.16


                                     AVERAGE            123,144   0.95    5.82      3.60       2.19      0.22
                                     MEDIAN              96,064   0.92    5.56      3.60       2.04      0.17
                                      HIGH              234,290   1.29    8.18      4.28       2.99      0.47
                                       LOW               78,368   0.60    3.40      3.14       1.53      0.08

                                                 ASSET QUALITY (1)
                                             NPA/     REO/   Reserves/
                                            Assets   Assets   Assets
                                             (%)      (%)      (%)
                                           -----------------------------

      CITIZENS SAVINGS BANK
         OF FRANKFORT                        0.45     0.00     0.38

      DEFINED PARAMETERS FOR                   less than    greater than
      INCLUSION IN COMPARABLE GROUP         1.25     0.50      0.15

HZFS  Horizon Financial Svcs Corp.    IA     1.02     0.46     0.37
SFFC  StateFed Financial Corporation  IA     0.99     0.00     0.30
KYF   Kentucky First Bancorp Inc.     KY     0.14     0.00     0.43
THR   Three Rivers Financial Corp.    MI     1.21     0.50     0.53
FTSB  Fort Thomas Financial Corp.     KY     1.24     0.00     0.51
CIBI  Community Investors Bancorp     OH     0.72     0.06     0.47
CLAS  Classic Bancshares Inc.         KY     0.91     0.30     0.62
FBSI  First Bancshares Inc.           MO     0.32     0.04     0.29
NEIB  Northeast Indiana Bancorp       IN     0.49     0.00     0.62
MFBC  MFB Corp.                       IN     0.03     0.00     0.15


                                     AVERAGE 0.71     0.14     0.43
                                     MEDIAN  0.82     0.02     0.45
                                      HIGH   1.24     0.50     0.62
                                       LOW   0.03     0.00     0.15

(1) Asset quality ratios reflect balance sheet totals at the end of the most recent quarter.
(2)  Based on average interest-earning assets.
(3)  Net of non-recurring expense.

KELLER & COMPANY
Columbus, Ohio
614-766-1426



            COMPARABLE GROUP CHARACTERISTICS AND BALANCE SHEET TOTALS

                                                                                                                Most Recent Quarter

                                                                                                                 Total    Goodwill
                                                               Number            Conversion  Total   Int. Earning Net        and
                                                                 of              (IPO)      Assets    Assets     Loans     Intang.
                                                               Offices Exchange   Date      ($000)    ($000)     ($000)    ($000)
                                                               ---------------------------------------------------------------------
SUBJECT
            CITIZENS SAVINGS BANK
               OF FRANKFORT                                       1       NA       NA         45,153    42,049     37,216         0

COMPARABLE GROUP
   CLAS     Classic Bancshares, Inc.         Ashland        KY    3     NASDAQ  12/29/95     128,361   125,062     79,805     3,057
   CIBI     Community Investors Bancorp, Inc.Bucyrus        OH    3     NASDAQ  02/07/95      97,446    95,867     74,110         0
   FBSI     First Bancshares, Inc.           Mountain Grove MO    6     NASDAQ  12/22/93     160,048   150,874    129,552        33
   FTSB     Fort Thomas Financial CorporationFort Thomas    KY    2     NASDAQ  06/28/95      94,681    90,484     84,231         0
   HZFS     Horizon Financial Services CorporOskaloosa      IA    3     NASDAQ  06/30/94      78,368    74,207     51,923         0
   KYF      Kentucky First Bancorp, Inc.     Cynthiana      KY    2      AMSE   08/29/95      88,923    86,491     48,839         0
   MFBC     MFB Corp.                        Mishawaka      IN    4     NASDAQ  03/25/94     234,290   225,053    174,307         0
   NEIB     Northeast Indiana Bancorp, Inc.  Huntington     IN    3     NASDAQ  06/28/95     172,874   168,782    151,296         0
   SFFC     StateFed Financial Corporation   Des Moines     IA    2     NASDAQ  01/05/94      85,282    79,984     67,621         0
   THR      Three Rivers Financial Corp.     Three Rivers   MI    4      AMSE   08/24/95      91,165    87,047     60,127        50

            Average                                              3.2                         123,144   118,385     92,181       314
            Median                                               3.0                          96,064    93,176     76,958         0
            High                                                 6.0                         234,290   225,053    174,307     3,057
            Low                                                  2.0                          78,368    74,207     48,839         0


                                                                Total      Total
                                                               Deposits   Equity
                                                                ($000)    ($000)
                                                              --------------------------
SUBJECT
            CITIZENS SAVINGS BANK
               OF FRANKFORT                                       37,255     5,564

COMPARABLE GROUP
   CLAS     Classic Bancshares, Inc.         Ashland        KY    97,362    19,151
   CIBI     Community Investors Bancorp, Inc.Bucyrus        OH    72,015    11,221
   FBSI     First Bancshares, Inc.           Mountain Grove MO   114,242    22,971
   FTSB     Fort Thomas Financial CorporationFort Thomas    KY    68,515    15,236
   HZFS     Horizon Financial Services CorporOskaloosa      IA    56,434     8,225
   KYF      Kentucky First Bancorp, Inc.     Cynthiana      KY    54,566    14,326
   MFBC     MFB Corp.                        Mishawaka      IN   163,322    33,987
   NEIB     Northeast Indiana Bancorp, Inc.  Huntington     IN    91,663    26,213
   SFFC     StateFed Financial Corporation   Des Moines     IA    50,662    15,012
   THR      Three Rivers Financial Corp.     Three Rivers   MI    59,997    12,540

            Average                                               82,878    17,888
            Median                                                70,265    15,124
            High                                                 163,322    33,987
            Low                                                   50,662     8,225

KELLER & COMPANY
Columbus, Ohio
614-766-1426




                     COMPARABLE GROUP MARKET AREA COMPARISON



                                                                                         1990     1990              1990
                                                             1990-1996     1990         Median   Median    1990     High
                                                             Population  Per Capita   Household  Housing  Median   School
                                                    1996       Growth     Income        Income    Value    Rent   Graduates
                                                 Population     (%)         ($)          ($)       ($)      ($)      (%)
                                                       -           -           -            -         -         -      -
SUBJECT
            Citizens Savings Bank
               of Frankfort                  IN      32,862     6.1      11,849        26,148     ####     326      76.9


COMPARABLE GROUP
     CLAS   Classic Bancshares, Inc.         KY      88,859     1.1      11,658        24,114   44,513     304      69.8
     CIBI   Community Investors Bancorp      OH      47,870     0.2      16,237        32,915   56,087     309      73.8
     FBSI   First Bancshares, Inc.           MO      66,455     8.9       9,633        19,183   35,705     243      72.4
     FTSB   Ft. Thomas Financial Corp        KY     866,222     1.2      18,004        34,401   72,243     304      75.6
     HZFS   Horizon Financial Services Corp. IA      21,869     1.6      11,303        24,119   36,410     209      74.8
     KYF    Kentucky First Bancorp, Inc.     KY      53,611     2.8      11,034        24,536   56,151     298      72.2
     MFBC   MFB Corp.                        IN     257,533     0.8      16,003        34,165   50,751     325      76.1
     NEIB   Northeast Indiana Bancorp, Inc.  IN      37,148     4.9      12,509        29,681   44,200     344      74.7
     SFFC   StateFed Financial Corporation   IA     350,024     1.3      16,864        33,804   59,700     369      85.4
     THR    Three Rivers Financial Corp.     MI     112,400     3.7      12,097        27,735   46,165     354      76.5


            Average                                 190,199     2.7      13,534        28,465   50,193     306      75.1
            Median                                   77,657     1.5      12,303        28,708   48,458     307      74.8
            High                                    866,222     8.9      18,004        34,401   72,243     369      85.4
            Low                                      21,869     0.2       9,633        19,183   35,705     209      69.8




                                                            1990
                                                1990        Below
                                              College      Poverty
                                             Graduates      Level
                                                (%)          (%)
                                                 -             -
SUBJECT
            Citizens Savings Bank
               of Frankfort                    18.7         11.4


COMPARABLE GROUP
     CLAS   Classic Bancshares, Inc.           17.0         13.8
     CIBI   Community Investors Bancorp        16.8         14.1
     FBSI   First Bancshares, Inc.             10.2         15.5
     FTSB   Ft. Thomas Financial Corp          23.7         13.3
     HZFS   Horizon Financial Services Corp.   13.1         13.0
     KYF    Kentucky First Bancorp, Inc.       15.8         12.4
     MFBC   MFB Corp.                          19.2          9.7
     NEIB   Northeast Indiana Bancorp, Inc.    16.1         10.4
     SFFC   StateFed Financial Corporation     23.9          9.2
     THR    Three Rivers Financial Corp.       20.7         10.9


            Average                            17.7         12.2
            Median                             16.9         12.7
            High                               23.9         15.5
            Low                                10.2          9.2

KELLER & COMPANY
Columbus, Ohio
614-766-1426

                                  BALANCE SHEET
                     ASSET COMPOSITION - MOST RECENT QUARTER

                                                                          As a Percent of Total Assets
                                                                                               Real
                                            Total      Cash &               Net    Loan Loss  Estate   Goodwill   Other   High Risk
                                            Assets     Invest.    MBS      Loans   Reserves    Owned   & Intang. Assets   R.E. Loans
                                            ($000)       (%)      (%)       (%)       (%)       (%)      (%)       (%)       (%)
                                           ----------  -----------------------------------------------------------------------------
SUBJECT

             CITIZENS SAVINGS BANK             45,153      9.77     0.00     82.42   0.38      0.00     0.00      7.81      5.34

COMPARABLE GROUP
     CLAS    Classic Bancshares Inc.          128,361     25.30     6.20     62.17   0.62      0.30     2.38      3.64      7.02
     CIBI    Community Investors Bancorp       97,446     20.56     2.00     76.05   0.47      0.06     0.00      1.32      5.23
     FBSI    First Bancshares Inc.            160,048     15.63     0.53     80.95   0.29      0.04     0.02      2.82     12.16
     FTSB    Fort Thomas Financial Corp.       94,681      7.26     0.83     88.96   0.51      0.00     0.00      2.95     18.09
     HZFS    Horizon Financial Svcs Corp.      78,368     30.83     0.00     66.26   0.37      0.46     0.00      2.21      7.49
     KYF     Kentucky First Bancorp Inc.       88,923     18.29    24.18     54.92   0.43      0.00     0.00      2.60     18.50
     MFBC    MFB Corp.                        234,290     22.60     1.66     74.40   0.15      0.00     0.00      1.34      2.71
     NEIB    Northeast Indiana Bancorp        172,874     10.49     0.00     87.52   0.62      0.00     0.00      1.98     13.41
     SFFC    StateFed Financial Corporation    85,282     15.44     0.00     79.29   0.30      0.00     0.00      2.75     27.72
     THR     Three Rivers Financial Corp.      91,165     20.16     9.88     65.95   0.53      0.50     0.05      2.93     11.21

             Average                          123,144     18.66     4.53     73.65   0.43      0.14     0.25      2.46     12.35
             Median                            96,064     19.23     1.25     75.23   0.45      0.02     0.00      2.67     11.68
             High                             234,290     30.83    24.18     88.96   0.62      0.50     2.38      3.64     27.72
             Low                               78,368      7.26     0.00     54.92   0.15      0.00     0.00      1.32      2.71

ALL THRIFTS  (332)
             Average                        1,291,109     17.83    11.37     66.78   0.58      0.58     0.24      2.66     12.94

MIDWEST THRIFTS  (155)
             Average                          659,718     17.42     9.06     69.68   0.50      0.50     0.19      2.55     12.46

INDIANA THRIFTS  (23)
             Average                          305,833     17.21     8.75     71.03   0.54      0.15     0.07      3.36     10.40

                                                  Interest Interest  Capitalized
                                        Non-Perf. Earning   Bearing    Loan
                                         Assets    Assets  LiabilitieServicing
                                           (%)      (%)       (%)       (%)
                                        ---------------------------------------
SUBJECT

             CITIZENS SAVINGS BANK           0.45    93.13     86.94      0.00

COMPARABLE GROUP
     CLAS    Classic Bancshares Inc.         0.91    97.43     86.86      0.00
     CIBI    Community Investors Bancorp     0.72    98.38     87.22      0.00
     FBSI    First Bancshares Inc.           0.32    94.27     82.10      0.00
     FTSB    Fort Thomas Financial Corp.     1.24    95.57     79.88      0.00
     HZFS    Horizon Financial Svcs Corp.    1.02    94.69     85.65      0.00
     KYF     Kentucky First Bancorp Inc.     0.14    97.27     81.85      0.00
     MFBC    MFB Corp.                       0.03    96.06     82.72      0.00
     NEIB    Northeast Indiana Bancorp       0.49    97.63     83.01      0.00
     SFFC    StateFed Financial Corporation  0.99    93.79     80.25      0.00
     THR     Three Rivers Financial Corp.    1.21    95.48     83.67      0.00

             Average                         0.71    96.06     83.32      0.00
             Median                          0.82    95.81     82.87      0.00
             High                            1.24    98.38     87.22      0.00
             Low                             0.03    93.79     79.88      0.00

ALL THRIFTS  (332)
             Average                         0.80    94.91     83.56      0.12

MIDWEST THRIFTS  (155)
             Average                         0.61    95.66     82.78      0.10

INDIANA THRIFTS  (23)
             Average                         0.69    95.60     85.02      0.05

KELLER & COMPANY
Columbus, Ohio
614-766-1426

                            BALANCE SHEET COMPARISON
                  LIABILITIES AND EQUITY - MOST RECENT QUARTER


                                                                         As a Percent of Assets
                                                                    *
                                                                                                                     FASB 115
                                             Total      Total        Total     Total     Other   Preferred  Common  Unrealized
                                           Liabilities  Equity      Deposits Borrowings LiabilitieEquity    Equity  Gain (Loss)
                                             ($000)     ($000)        (%)       (%)       (%)       (%)      (%)       (%)
                                           -----------------------  -----------------------------------------------------------
SUBJECT

            CITIZENS SAVINGS BANK              39,589      5,564      82.51     4.43     0.74        --       --       0.00

COMPARABLE GROUP
   CLAS     Classic Bancshares Inc.           109,210     19,151      75.85     7.40     1.83      0.00    14.92       0.11
   CIBI     Community Investors Bancorp        86,225     11,221      73.90    13.99     0.59      0.00    11.52       0.01
   FBSI     First Bancshares Inc.             137,077     22,971      71.38    13.84     0.42      0.00    14.35      (0.02)
   FTSB     Fort Thomas Financial Corp.        79,445     15,236      72.36    10.25     1.30      0.00    16.09      (0.03)
   HZFS     Horizon Financial Svcs Corp.       70,143      8,225      72.01    16.74     0.76      0.00    10.50      (0.22)
   KYF      Kentucky First Bancorp Inc.        74,597     14,326      61.36    21.45     1.08      0.00    16.11      (0.03)
   MFBC     MFB Corp.                         200,303     33,987      69.71    14.73     1.06      0.00    14.51      (0.13)
   NEIB     Northeast Indiana Bancorp         146,661     26,213      53.02    29.24     0.58      0.00    15.16      (0.02)
   SFFC     StateFed Financial Corporation     70,270     15,012      59.41    22.28     0.71      0.00    17.60       0.01
   THR      Three Rivers Financial Corp.       78,625     12,540      65.81    19.02     1.41      0.00    13.76       0.00

            Average                           105,256     17,888      67.48    16.89     0.97      0.00    14.45      (0.03)
            Median                             82,835     15,124      70.54    15.73     0.91      0.00    14.71      (0.02)
            High                              200,303     33,987      75.85    29.24     1.83      0.00    17.60       0.11
            Low                                70,143      8,225      53.02     7.40     0.42      0.00    10.50      (0.22)

ALL THRIFTS  (332)
            Average                         1,193,670     97,439      71.15    14.52     1.47      0.07    12.79      (0.01)

MIDWEST THRIFTS  (155)
            Average                           598,841     60,876      70.08    14.41     1.35      0.02    14.14      (0.01)

INDIANA THRIFTS  (23)
            Average                           274,113     31,720      70.10    16.51     1.09      0.00    12.30      (0.07)

                                                                        Reg.    Reg.     Reg.
                                           Retained   Total   Tangible  Core   TangibleRisk-Based
                                           Earnings   Equity   Equity  Capital Capital  Capital
                                              (%)      (%)      (%)      (%)     (%)      (%)
                                           --------------------------------------------------------
SUBJECT

            CITIZENS SAVINGS BANK           12.32    12.32    12.32   10.03   10.03     17.93

COMPARABLE GROUP
   CLAS     Classic Bancshares Inc.          1.54    14.92    12.84   11.77   11.77     NA
   CIBI     Community Investors Bancorp      6.37    11.52    11.52   10.40   10.40     20.36
   FBSI     First Bancshares Inc.            7.99    14.35    14.33   11.70   11.70     19.45
   FTSB     Fort Thomas Financial Corp.      9.30    16.09    16.09   14.66   14.66     29.90
   HZFS     Horizon Financial Svcs Corp.     4.70    10.50    10.50    7.90    7.90     14.59
   KYF      Kentucky First Bancorp Inc.      9.04    16.11    16.11   14.15   14.15     34.80
   MFBC     MFB Corp.                        8.87    14.51    14.51   13.84   13.84     32.65
   NEIB     Northeast Indiana Bancorp        7.13    15.16    15.16   12.54   12.54     22.28
   SFFC     StateFed Financial Corporation   7.84    17.60    17.60   11.27   11.27     22.74
   THR      Three Rivers Financial Corp.     6.68    13.76    13.71   11.65   11.65     24.16

            Average                          6.95    14.45    14.24   11.99   11.99     24.55
            Median                           7.49    14.72    14.42   11.74   11.74     22.74
            High                             9.30    17.60    17.60   14.66   14.66     34.80
            Low                              1.54    10.50    10.50    7.90    7.90     14.59

ALL THRIFTS  (332)
            Average                          5.95    12.86    12.61   11.20   11.02     22.91

MIDWEST THRIFTS  (155)
            Average                          6.72    14.16    13.85   12.05   12.07     23.78

INDIANA THRIFTS  (23)
            Average                          6.30    12.30    12.24   11.10   11.10     22.08

KELLER & COMPANY
Columbus, Ohio
614-766-1426

                          INCOME AND EXPENSE COMPARISON
                             TRAILING FOUR QUARTERS
                                     ($000)

                                                                 Net              Gain    Total  Goodwill  Net     Total    Non-
                                            Interest  Interest Interest Provision(Loss)  Non-Int.& IntangReal Est.Non-Int.Recurring
                                             Income   Expense   Income  for Loss on Sale Income   Amtz.  Expense  Expense Expense
                                            ---------------------------------------------------------------------------------------
SUBJECT

            CITIZENS SAVINGS BANK               3,441    1,784    1,657       49     (60)    167       0        0   1,012      211

COMPARABLE GROUP
   CLAS     Classic Bancshares Inc.             5,874    3,084    2,790       93      14     142      31       (2)  1,908      416
   CIBI     Community Investors Bancorp         7,197    3,897    3,300      140       0     109       0      121   1,872      461
   FBSI     First Bancshares Inc.              11,305    6,231    5,074       64     159     431      14      (90)  2,828      640
   FTSB     Fort Thomas Financial Corp.         7,486    3,738    3,748      171       0     181       0      (11)  2,682      375
   HZFS     Horizon Financial Svcs Corp.        5,714    3,265    2,449      131     136     330       0       70   1,948      331
   KYF      Kentucky First Bancorp Inc.         6,207    3,101    3,106       11       1     126       0        0   1,855      351
   MFBC     MFB Corp.                          15,944    9,057    6,887       30     (10)    367       0        0   4,225      955
   NEIB     Northeast Indiana Bancorp          12,416    6,661    5,755      212       0     418       0       (6)  2,805      453
   SFFC     StateFed Financial Corporation      6,272    3,495    2,777       24     (23)     69       0     (171)  1,228      291
   THR      Three Rivers Financial Corp.        6,646    3,318    3,328       60      57     432       8      (22)  2,601      411

            Average                             8,506    4,585    3,921       94      33     261       5      (11)  2,395      468
            Median                              6,922    3,617    3,314       79       1     256       0       (4)  2,275      414
            High                               15,944    9,057    6,887      212     159     432      31      121   4,225      955
            Low                                 5,714    3,084    2,449       11     (23)     69       0     (171)  1,228      291

ALL THRIFTS  (332)
            Average                            95,204   57,770   37,434    2,889     903   6,889     688      461  25,422    6,181

MIDWEST THRIFTS  (155)
            Average                            49,442   29,722   19,720      668     (48)  4,074     270      (85) 13,169    2,837

INDIANA THRIFTS  (23)
            Average                            23,440   13,326   10,114      838     385   1,751       7       31   6,841    1,304

                                             Net           Net Inc.
                                            Income          Before
                                            Before  Income  ExtraordExtraord.  Net    Core
                                             Taxes   Taxes   Items   Items   Income  Income
                                            -----------------------------------------------------
SUBJECT

            CITIZENS SAVINGS BANK               553     186     367        0     367     494

COMPARABLE GROUP
   CLAS     Classic Bancshares Inc.             529     134     395        0     395     656
   CIBI     Community Investors Bancorp         936     310     626        0     626     926
   FBSI     First Bancshares Inc.             2,132     764   1,368        0   1,368   1,681
   FTSB     Fort Thomas Financial Corp.         701     254     447        0     447     691
   HZFS     Horizon Financial Svcs Corp.        505     186     319        0     319     446
   KYF      Kentucky First Bancorp Inc.       1,016     320     696        0     696     923
   MFBC     MFB Corp.                         2,034     809   1,225        0   1,225   1,852
   NEIB     Northeast Indiana Bancorp         2,703   1,038   1,665        0   1,665   1,959
   SFFC     StateFed Financial Corporation    1,280     450     830        0     830   1,034
   THR      Three Rivers Financial Corp.        745     247     499        0     499     729

            Average                           1,258     451     807        0     807   1,090
            Median                              976     315     661        0     661     925
            High                              2,703   1,038   1,665        0   1,665   1,959
            Low                                 505     134     319        0     319     446

ALL THRIFTS  (332)
            Average                          10,806   3,069   7,736       (8)  7,728  11,120

MIDWEST THRIFTS  (155)
            Average                           7,086   2,435   4,651      (17)  4,634   6,517

INDIANA THRIFTS  (23)
            Average                           3,287   1,150   2,137        0   2,137   2,722

KELLER & COMPANY
Columbus, Ohio
614-766-1426

                          INCOME AND EXPENSE COMPARISON
                        AS A PERCENTAGE OF AVERAGE ASSETS
                             TRAILING FOUR QUARTERS


                                                                 Net             Gain    Total  Goodwill  Net     Total    Non-
                                            Interest Interest  InterestProvision(Loss)  Non-Int.& IntangReal Est.Non-Int.Recurring
                                             Income   Expense  Income  for Loss on Sale Income   Amtz.  Expense  Expense Expense
                                              (%)       (%)      (%)     (%)      (%)     (%)     (%)     (%)      (%)     (%)
                                            --------------------------------------------------------------------------------------
SUBJECT

            CITIZENS SAVINGS BANK              7.82    4.05    3.77     0.11   (0.14)   0.38    0.00     0.00    2.30     0.48

COMPARABLE GROUP
   CLAS     Classic Bancshares Inc.            6.37    3.34    3.02     0.10    0.02    0.15    0.03    (0.00)   2.07     0.45
   CIBI     Community Investors Bancorp        7.70    4.17    3.53     0.15    0.00    0.12    0.00     0.13    2.00     0.49
   FBSI     First Bancshares Inc.              7.54    4.15    3.38     0.04    0.11    0.29    0.01    (0.06)   1.89     0.43
   FTSB     Fort Thomas Financial Corp.        8.34    4.16    4.17     0.19    0.00    0.20    0.00    (0.01)   2.99     0.42
   HZFS     Horizon Financial Svcs Corp.       7.63    4.36    3.27     0.17    0.18    0.44    0.00     0.09    2.60     0.44
   KYF      Kentucky First Bancorp Inc.        7.16    3.58    3.58     0.01    0.00    0.15    0.00     0.00    2.14     0.41
   MFBC     MFB Corp.                          7.29    4.14    3.15     0.01   (0.00)   0.17    0.00     0.00    1.93     0.44
   NEIB     Northeast Indiana Bancorp          7.75    4.16    3.59     0.13    0.00    0.26    0.00    (0.00)   1.75     0.28
   SFFC     StateFed Financial Corporation     7.83    4.36    3.47     0.03   (0.03)   0.09    0.00    (0.21)   1.53     0.36
   THR      Three Rivers Financial Corp.       7.55    3.77    3.78     0.07    0.06    0.49    0.01    (0.03)   2.96     0.47

            Average                            7.52    4.02    3.50     0.09    0.03    0.24    0.01    (0.01)   2.19     0.42
            Median                             7.59    4.16    3.50     0.08    0.00    0.18    0.00    (0.00)   2.03     0.43
            High                               8.34    4.36    4.17     0.19    0.18    0.49    0.03     0.13    2.99     0.49
            Low                                6.37    3.34    3.02     0.01   (0.03)   0.09    0.00    (0.21)   1.53     0.28

ALL THRIFTS  (332)
            Average                            7.39    4.11    3.28     0.14    0.08    0.43    0.03    (0.00)   2.33     0.47

MIDWEST THRIFTS  (155)
            Average                            7.42    4.15    3.27     0.10    0.08    0.43    0.02    (0.01)   2.20     0.44

INDIANA THRIFTS  (23)
            Average                            7.59    4.27    3.32     0.17    0.11    0.46    0.01     0.00    2.31     0.43

                                              Net           Net Inc.
                                            Income          Before
                                            Before  Income  ExtraordExtraord. Net     Core
                                             Taxes   Taxes   Items   Items   Income  Income
                                              (%)     (%)     (%)     (%)     (%)      (%)
                                            -----------------------------------------------------
SUBJECT
            CITIZENS SAVINGS BANK           1.26    0.42    0.83    0.00     0.83    1.12

COMPARABLE GROUP
   CLAS     Classic Bancshares Inc.         0.57    0.15    0.43    0.00     0.43    0.71
   CIBI     Community Investors Bancorp     1.00    0.33    0.67    0.00     0.67    0.99
   FBSI     First Bancshares Inc.           1.42    0.51    0.91    0.00     0.91    1.12
   FTSB     Fort Thomas Financial Corp.     0.78    0.28    0.50    0.00     0.50    0.77
   HZFS     Horizon Financial Svcs Corp.    0.67    0.25    0.43    0.00     0.43    0.60
   KYF      Kentucky First Bancorp Inc.     1.17    0.37    0.80    0.00     0.80    1.07
   MFBC     MFB Corp.                       0.93    0.37    0.56    0.00     0.56    0.85
   NEIB     Northeast Indiana Bancorp       1.69    0.65    1.04    0.00     1.04    1.22
   SFFC     StateFed Financial Corporation  1.60    0.56    1.04    0.00     1.04    1.29
   THR      Three Rivers Financial Corp.    0.85    0.28    0.57    0.00     0.57    0.83

            Average                         1.07    0.37    0.69    0.00     0.69    0.94
            Median                          0.97    0.35    0.62    0.00     0.62    0.92
            High                            1.69    0.65    1.04    0.00     1.04    1.29
            Low                             0.57    0.15    0.43    0.00     0.43    0.60

ALL THRIFTS  (332)
            Average                         0.87    0.33    0.53   (0.00)    0.53    0.78

MIDWEST THRIFTS  (155)
            Average                         1.02    0.36    0.67   (0.00)    0.67    0.90

INDIANA THRIFTS  (23)
            Average                         0.98    0.34    0.64    0.00     0.64    0.84

KELLER & COMPANY
Columbus, Ohio
614-766-1426

                        YIELDS, COSTS AND EARNINGS RATIOS
                             TRAILING FOUR QUARTERS

                                              Yield on     Cost of       Net       Net
                                            Int. Earning Int. Bearing  Interest  Interest              Core              Core
                                               Assets    Liabilities    Spread   Margin *    ROAA      ROAA     ROAE     ROAE
                                                (%)          (%)         (%)       (%)        (%)      (%)       (%)     (%)
                                            ---------------------------------------------------------------------------------
SUBJECT

            CITIZENS SAVINGS BANK               7.97        4.67         3.30      3.80      0.83      1.12     6.85     9.22


   CLAS     Classic Bancshares Inc.             6.61        4.27         2.34      3.14      0.43      0.71     2.05     3.40
   CIBI     Community Investors Bancorp         7.77        4.78         2.99      3.56      0.67      0.99     5.53     8.18
   FBSI     First Bancshares Inc.               7.88        5.05         2.83      3.54      0.91      1.12     5.96     7.33
   FTSB     Fort Thomas Financial Corp.         8.55        5.29         3.26      4.28      0.50      0.77     2.48     3.83
   HZFS     Horizon Financial Svcs Corp.        8.02        4.96         3.06      3.44      0.43      0.60     3.87     5.41
   KYF      Kentucky First Bancorp Inc.         7.32        4.55         2.77      3.66      0.80      1.07     3.95     5.23
   MFBC     MFB Corp.                           7.43        5.04         2.39      3.21      0.56      0.85     3.38     5.10
   NEIB     Northeast Indiana Bancorp           7.87        5.08         2.79      3.65      1.04      1.22     6.00     7.06
   SFFC     StateFed Financial Corporation      8.23        5.43         2.80      3.64      1.04      1.29     5.61     6.99
   THR      Three Rivers Financial Corp.        7.83        4.50         3.33      3.92      0.57      0.83     3.91     5.71

            Average                             7.75        4.90         2.86      3.60      0.70      0.95     4.27     5.82
            Median                              7.85        5.00         2.82      3.60      0.62      0.92     3.93     5.56
            High                                8.55        5.43         3.33      4.28      1.04      1.29     6.00     8.18
            Low                                 6.61        4.27         2.34      3.14      0.43      0.60     2.05     3.40

ALL THRIFTS  (332)
            Average                             7.68        4.85         2.83      3.41      0.53      0.78     5.16     7.48

MIDWEST THRIFTS  (155)
            Average                             7.68        4.96         2.72      3.38      0.67      0.90     5.47     7.44

INDIANA THRIFTS  (23)
            Average                             7.89        4.99         2.89      3.45      0.64      0.85     5.27     6.91

KELLER & COMPANY
   Columbus, Ohio
   614-766-1426

                    DIVIDENDS, RESERVES AND SUPPLEMENTAL DATA

                                                         DIVIDENDS        RESERVES AND SUPPLEMENTAL DATA - MOST RECENT PERIOD
                                           *                                      *
                                                    12 Month            12 Month                         Net
                                           12 Month  Common    Current  Dividend  Reserves/  Reserves/Chargeoffs/Provisions/
                                           Preferred  Div./   Dividend   Payout     Gross    Non-Perf. Average       Net
                                           Dividends  Share     Yield    Ratio      Loans      Assets   Loans    Chargeoffs
                                            ($000)     ($)       (%)      (%)        (%)        (%)      (%)         (%)
                                           ----------------------------------------------------------------------------------
SUBJECT
           CITIZENS SAVINGS BANK              NA     NA        NA        NA           0.45      83.90     0.00        0.00

COMPARABLE GROUP
   CLAS    Classic Bancshares Inc.             0       0.20      2.00    40.63        0.99      68.31     0.34       55.88
   CIBI    Community Investors Bancorp         0       0.40      2.11    33.66        0.62      65.53     0.10      115.79
   FBSI    First Bancshares Inc.               0       0.20      0.99    16.95        0.35      88.44     0.02      285.71
   FTSB    Fort Thomas Financial Corp.         0       4.25      2.47    NM           0.57      25.00     0.00       NM
   HZFS    Horizon Financial Svcs Corp.        0       0.32      1.78    41.56        0.56      36.63     0.10       92.31
   KYF     Kentucky First Bancorp Inc.         0       3.50      4.60   648.15        0.77     295.31     0.00       NM
   MFBC    MFB Corp.                           0       0.30      1.64    32.35        0.20     529.85     0.00       NM
   NEIB    Northeast Indiana Bancorp           0       0.32      2.07    33.70        0.71     126.20     0.02      737.50
   SFFC    StateFed Financial Corporation      0       0.40      2.19    37.04        0.37      NA       NA          NA
   THR     Three Rivers Financial Corp.        0       0.35      2.48    52.38        0.80      44.02     0.00       NM

           Average                             0       1.02      2.23   104.05        0.59     142.14     0.06      257.44
           Median                              0       0.33      2.09    37.04        0.60      68.31     0.02      115.79
           High                                0       4.25      4.60   648.15        0.99     529.85     0.34      737.50
           Low                                 0       0.20      0.99    16.95        0.20      25.00     0.00       55.88

ALL THRIFTS  (332)
           Average                           237       0.39      1.33    45.20        0.64      90.83     0.09      114.79

MIDWEST THRIFTS  (155)
           Average                            43       0.50      1.82    70.30        0.71     146.48     0.07      174.80

INDIANA THRIFTS  (23)
           Average                             0       0.61      1.98    85.32        0.75     165.64     0.11      138.52

                                             1 Year                  Total
                                           Repricing  Effective     Assets/
                                              Gap     Tax Rate      Employee
                                              (%)       (%)          ($000)
                                           -----------------------------------
SUBJECT
           CITIZENS SAVINGS BANK              NA       33.60          3,225

COMPARABLE GROUP
   CLAS    Classic Bancshares Inc.            NA       35.01             NA
   CIBI    Community Investors Bancorp        NA       33.78             NA
   FBSI    First Bancshares Inc.              NA       38.29          2,581
   FTSB    Fort Thomas Financial Corp.        20.22    34.12          4,983
   HZFS    Horizon Financial Svcs Corp.       NA       37.24          2,903
   KYF     Kentucky First Bancorp Inc.        NA       30.65          4,042
   MFBC    MFB Corp.                          NA       39.65          3,841
   NEIB    Northeast Indiana Bancorp          NA       38.94          4,549
   SFFC    StateFed Financial Corporation     NA       35.51             NA
   THR     Three Rivers Financial Corp.       NA       33.58             NA

           Average                            20.22    35.68          3,817
           Median                             20.22    35.26          3,941
           High                               20.22    39.65          4,983
           Low                                20.22    30.65          2,581

ALL THRIFTS  (332)
           Average                            -2.62    24.71          4,248

MIDWEST THRIFTS  (155)
           Average                            -4.74    31.05          4,023

INDIANA THRIFTS  (23)
           Average                           -10.03    34.72          3,953

KELLER & COMPANY
Columbus, Ohio
614-766-1426

                       VALUATION ANALYSIS AND CONCLUSIONS

               Citizens Bancorp/Citizens Savings Bank of Frankfort
                         Stock Prices as of May 22, 1997

Valuation assumptions:                                                  Comparable Group                  All Thrifts
                                      Symbol            Value         Average       Median        Average        Median
                                    ----------      --------------------------------------------------------- --------------
Post conv. price to earnings           P/E              16.16         24.35         21.58          29.60         22.01
Post conv. price to book value         P/B              65.83%        99.32%        99.45%        128.80%       117.01%
Post conv. price to assets             P/A              15.18%        14.35%        14.52%         15.46%        13.77%
Post conv. price to core earnings      P/E              12.86         16.65         15.99          19.90         16.00
Pre conversion earnings ($)             Y         $   367,000   For the twelve months ended March 31, 1997.
Pre conversion book value ($)           B         $ 5,564,000   At March 31, 1997.
Pre conversion assets ($)               A         $45,153,000   At March 31, 1997.
Pre conversion core earnings ($)                  $   494,000   For the twelve months ended March 31, 1997.
Conversion expense ($)                  X         $   450,000
Proceeds not reinvested ($)             Z         $   640,000   ESOP shares.
ESOP borrowings ($)                     E         $   640,000
ESOP cost of borrowings, net (%)        S                   5.70%
ESOP term of borrowings (yrs.)          T                  10
RRP amount ($)                          M         $   320,000
RRP expense ($)                         N         $    64,000
Tax rate (%)                           TAX                 40.00%
Investment rate of return, net (%)      R                   3.49%
Investment rate of return, pretax (%)                       5.82%

Formulae to indicate value after conversion:

1.  P/E method:     Value  =  P/E(Y-R(X+Z)-ES-(1-TAX)E/T-(1-TAX)N))
                                             $  =   8,003,083         1-(P/E)R



2.  P/B method:     Value  =  P/B(B-X-E-M)    =   $      8,001,944      1-P/B



3.  P/A method:     Value  =  P/A(A-X)        =   $      7,998,053      1-P/A



VALUATION CORRELATION AND CONCLUSIONS:

                                Number of           Price              TOTAL
                                  Shares          Per Share            VALUE
                               -------------    -------------      -------------

Appraised value - midrange          800,000         $10.00       $     8,000,000

Minimum - 85% of midrange           680,000         $10.00       $     6,800,000
Maximum - 115% of midrange          920,000         $10.00       $     9,200,000
Superrange - 115% of maximum      1,058,000         $10.00       $    10,580,000





P/E reconciliation:         Midpoint       Minimum       Maximum       Supermax

Appraised value            8,000,000     6,800,000     9,200,000     10,580,000
Value from P/E                           6,800,000     9,200,000     10,580,000
Value from P/E - CORE      8,000,000     6,800,000     9,200,000     10,580,000

KELLER & COMPANY
Columbus, Ohio
614-766-1426



                    SUMMARY OF VALUATION PREMIUM OR DISCOUNT




                                                 Premium
                                                 or
                                                 (discount)
                                                 from
                                                 comparable
                                                 group.
                                                 --------------------------

                                     Citizens          Average        Median

Midpoint:
   Price/earnings                   16.x6               (33.62)%       (25.10)%
   Price/book value                 65.%3   *           (33.72)%       (33.81)%
   Price/assets                     15.%8                 5.76%          4.56%
   Price/tangible book value        65.%2               (34.96)%       (34.07)%
   Price/core earnings              12.x6               (22.77)%       (19.54)%




Minimum of range:
   Price/earnings                   14.x4               (41.09)%       (33.53)%
   Price/book value                 61.%8   *           (38.40)%       (38.48)%
   Price/assets                     13.%0                (8.02)%        (9.07)%
   Price/tangible book value        61.%8               (39.55)%       (38.72)%
   Price/core earnings              11.x1               (32.07)%       (29.22)%




Maximum of range:
   Price/earnings                   17.x3               (26.78)%       (17.38)%
   Price/book value                 69.%3   *           (29.79)%       (29.88)%
   Price/assets                     17.%7                18.98%         17.62%
   Price/tangible book value        69.%3               (31.10)%       (30.16)%
   Price/core earnings              14.x1               (14.09)%       (10.49)%




Super maximum of range:
   Price/earnings                   19.x9               (19.56)%        (9.23)%
   Price/book value                 73.%3   *           (25.96)%       (26.06)%
   Price/assets                     19.%5                33.45%         31.93%
   Price/tangible book value        73.%3               (27.34)%       (26.35)%
   Price/core earnings              15.x6                (4.77)%        (0.79)%


* Represents pricing ratio associated with primary valuation method.

KELLER & COMPANY
Columbus, Ohio
614-766-1426


              COMPARABLE GROUP MARKET, PRICING AND FINANCIAL RATIOS
                         Stock Prices as of May 22, 1997

                                                         Market Data                           Pricing Ratios
                                              ----------------------------------  ------------------------------------------
                                                                         Book              Price/          Price/   Price/
                                               Market   Price/  12 Mo.  Value/    Price/    Book   Price/   Tang.    Core
                                                Value   Share     EPS    Share    Earnings Value   Assets  Bk. Val.Earnings
                                                ($M)     ($)      ($)     ($)       (X)     (%)      (%)     (%)     (%)
                                               ---------------------------------- ------------------------------------------
CITIZENS SAVINGS BANK OF FRANKFORT
          Appraised value - midpoint              8.00    10.00    0.62   15.19     16.16    65.83   15.18   65.82    12.86

          Minimum of range                        6.80    10.00    0.70   16.35     14.34    61.18   13.20   61.18    11.31
          Maximum of range                        9.20    10.00    0.56   14.34     17.83    69.73   17.07   69.73    14.31
          Superrange maximum                     10.58    10.00    0.51   13.60     19.59    73.53   19.15   73.53    15.86

ALL THRIFTS  (332)
          Average                               158.43    20.24    0.86   16.08     29.60   128.80   15.46  133.39    19.90
          Median                                 44.27    17.75    0.82   15.19     22.01   117.01   13.77  117.72    16.00

INDIANA THRIFTS  (23)
          Average                                41.68    19.34    0.87   16.26     33.20   122.33   14.43  123.39    30.02
          Median                                 27.32    19.50    0.72   15.12     22.85   114.29   14.41  114.29    16.96

COMPARABLE GROUP  (10)
          Average                                17.73    15.99    0.74   16.11     24.35    99.32   14.35  101.20    16.65
          Median                                 14.34    16.75    0.73   16.48     21.58    99.45   14.52   99.84    15.99

COMPARABLE GROUP
   CLAS   Classic Bancshares Inc.                18.52    14.00    0.32   14.48     43.75    96.69   14.42  115.04    21.93
   CIBI   Community Investors Bancorp            12.03    19.00    1.01   17.73     18.81   107.16   12.34  107.16    11.42
   FBSI   First Bancshares Inc.                  23.00    20.13    1.18   19.80     17.06   101.64   14.59  101.80    13.27
   FTSB   Fort Thomas Financial Corp.            14.33    10.13    0.29   10.19     34.91    99.36   15.99   99.36    23.94
   HZFS   Horizon Financial Svcs Corp.            7.66    18.00    0.77   19.33     23.38    93.12    9.77   93.12    16.51
   KYF    Kentucky First Bancorp Inc.            14.35    10.88    0.54   10.86     20.14   100.14   16.13  100.14    16.67
   MFBC   MFB Corp.                              33.82    19.50    0.68   19.59     28.68    99.54   14.44   99.54    19.75
   NEIB   Northeast Indiana Bancorp              27.32    15.50    0.92   14.87     16.85   104.24   15.81  104.24    13.89
   SFFC   StateFed Financial Corporation         14.30    18.25    1.08   19.00     16.90    96.05   16.91   96.05    13.70
   THR    Three Rivers Financial Corp.           11.94    14.50    0.63   15.23     23.02    95.21   13.10   95.58    15.46

                                                      Dividends              Financial Ratios
                                               -------------------------  -------------------------
                                                Div./  DividendPayout     Equity/  Core    Core
                                                Share   Yield   Ratio     Assets   ROAA    ROAE
                                                 ($)     (%)     (%)        (%)     (%)     (%)
                                               -------------------------  -------------------------
CITIZENS SAVINGS BANK OF FRANKFORT
          Appraised value - midpoint              0.00    0.00    0.00      23.06    0.94    4.07

          Minimum of range                        0.00    0.00    0.00      21.57    0.92    4.26
          Maximum of range                        0.00    0.00    0.00      24.48    0.96    3.91
          Superrange maximum                      0.00    0.00    0.00      26.04    0.98    3.75

ALL THRIFTS  (332)
          Average                                 0.52    1.79   64.70      12.86    0.78    7.48
          Median                                  0.35    1.84   37.95      10.49    0.86    7.09

INDIANA THRIFTS  (23)
          Average                                 0.61    1.98   85.32      12.30    0.85    6.91
          Median                                  0.32    1.65   37.07      12.07    0.88    6.42

COMPARABLE GROUP  (10)
          Average                                 1.02    2.23   36.03      14.45    0.95    5.82
          Median                                  0.33    2.09   35.37      14.72    0.92    5.56

COMPARABLE GROUP
   CLAS   Classic Bancshares Inc.                 0.20    2.00   40.63      14.92    0.71    3.40
   CIBI   Community Investors Bancorp             0.40    2.11   33.66      11.52    0.99    8.18
   FBSI   First Bancshares Inc.                   0.20    0.99   16.95      14.35    1.12    7.33
   FTSB   Fort Thomas Financial Corp.             4.25    2.47   NM         16.09    0.77    3.83
   HZFS   Horizon Financial Svcs Corp.            0.32    1.78   41.56      10.50    0.60    5.41
   KYF    Kentucky First Bancorp Inc.             3.50    4.60   NM         16.11    1.07    5.23
   MFBC   MFB Corp.                               0.30    1.64   32.35      14.51    0.85    5.10
   NEIB   Northeast Indiana Bancorp               0.32    2.07   33.70      15.16    1.22    7.06
   SFFC   StateFed Financial Corporation          0.40    2.19   37.04      17.60    1.29    6.99
   THR    Three Rivers Financial Corp.            0.35    2.48   52.38      13.76    0.83    5.71

KELLER & COMPANY
       Columbus, Ohio
       614-766-1426


                     PROJECTED EFFECT OF CONVERSION PROCEEDS
               Citizens Bancorp/Citizens Savings Bank of Frankfort
                           At the MINIMUM of the Range


1.  Gross Conversion Proceeds

    Minimum market value                                             $6,800,000
            Less:  Estimated conversion expenses                        433,400

    Net conversion proceeds                                          $6,366,600


2.  Generation of Additional Income

    Net conversion proceeds                                          $6,366,600
            Less:  Proceeds not invested  (1)                           544,000
    Total conversion proceeds invested                               $5,822,600

    Investment rate                                                        3.49%

    Earnings increase - return on  proceeds invested                 $  203,325
            Less:  Estimated cost of ESOP borrowings                     31,008
            Less:  Amortization of ESOP borrowings, net of taxes         32,640
            Less:  RRP expense, net of taxes                             32,640

    Net earnings increase                                            $  107,037


3.  Comparative Earnings
                                                    Regular          Core
                                                    --------       --------

    Before conversion - 12 months ended 03/31/97    $367,000        494,000
    Net earnings increase                            107,037        107,037
    After conversion                                $474,037        601,037


4.  Comparative Net Worth  (2)

    Before conversion - 03/31/97                     $ 5,564,000
    Conversion proceeds                                5,550,600
    After conversion                                 $11,114,600


5.  Comparative Net Assets

    Before conversion - 03/31/97                     $45,153,000
    Conversion proceeds                                6,366,600
    After conversion                                 $51,519,600


    (1)  Represents ESOP borrowings.
    (2)  ESOP borrowings and RRP are omitted from net worth.

KELLER & COMPANY
Columbus, Ohio
614-766-1426


                     PROJECTED EFFECT OF CONVERSION PROCEEDS
               Citizens Bancorp/Citizens Savings Bank of Frankfort
                          At the MIDPOINT of the Range


1.  Gross Conversion Proceeds

    Midpoint market value                                            $8,000,000
            Less:  Estimated conversion expenses                        450,000

    Net conversion proceeds                                          $7,550,000


2.  Generation of Additional Income

    Net conversion proceeds                                          $7,550,000
            Less:  Proceeds not invested  (1)                           640,000
    Total conversion proceeds invested                               $6,910,000

    Investment rate of return                                              3.49%

    Earnings increase - return on  proceeds invested                 $  241,297
            Less:  Estimated cost of ESOP borrowings                     36,480
            Less:  Amortization of ESOP borrowings, net of taxes         38,400
            Less:  RRP expense, net of taxes                             38,400

    Net earnings increase                                            $  128,017


3.  Comparative Earnings
                                                      Regular       Core
                                                      -------     -------

    Before conversion - 12 months ended 03/31/97     $367,000     494,000
    Net earnings increase                             128,017     128,017
    After conversion                                 $495,017     622,017

4.  Comparative Net Worth  (2)

    Before conversion - 03/31/97                     $ 5,564,000
    Conversion proceeds                                6,590,000
    After conversion                                 $12,154,000


5.  Comparative Net Assets

    Before conversion - 03/31/97                     $45,153,000
    Conversion proceeds                                7,550,000
    After conversion                                 $52,703,000


    (1)  Represents ESOP borrowings.
    (2)  ESOP borrowings and RRP are omitted from net worth.

KELLER & COMPANY
Columbus, Ohio
614-766-1426


                     PROJECTED EFFECT OF CONVERSION PROCEEDS
               Citizens Bancorp/Citizens Savings Bank of Frankfort
                           At the MAXIMUM of the Range


1.  Gross Conversion Proceeds

    Maximum market value                                             $9,200,000
            Less:  Estimated conversion expenses                        466,600

    Net conversion proceeds                                          $8,733,400


2.  Generation of Additional Income

    Net conversion proceeds                                          $8,733,400
            Less:  Proceeds not invested  (1)                           736,000
    Total conversion proceeds invested                               $7,997,400

    Investment rate                                                        3.49%

    Earnings increase - return on  proceeds invested                 $  279,269
            Less:  Estimated cost of ESOP borrowings                     41,952
            Less:  Amortization of ESOP borrowings, net of taxes         44,160
            Less:  RRP expense, net of taxes                             44,160

    Net earnings increase                                            $  148,997


3.  Comparative Earnings
                                                       Regular         Core
                                                     -----------      -------

    Before conversion - 12 months ended 03/31/97     $   367,000      494,000
    Net earnings increase                                148,997      148,997
    After conversion                                 $   515,997      642,997

4.  Comparative Net Worth  (2)

    Before conversion - 03/31/97                     $ 5,564,000
    Conversion proceeds                                7,629,400
    After conversion                                 $13,193,400


5.  Comparative Net Assets

    Before conversion - 03/31/97                     $45,153,000
    Conversion proceeds                                8,733,400
    After conversion                                 $53,886,400


(1) Represents ESOP borrowings.
(2) ESOP borrowings and RRP are omitted from net worth.

KELLER & COMPANY
Columbus, Ohio
614-766-1426


                     PROJECTED EFFECT OF CONVERSION PROCEEDS
               Citizens Bancorp/Citizens Savings Bank of Frankfort
                            At the SUPERRANGE Maximum


1.  Gross Conversion Proceeds

    Superrange market value                                        $10,580,000
            Less:  Estimated conversion expenses                       485,600

    Net conversion proceeds                                        $10,094,400


2.  Generation of Additional Income

    Net conversion proceeds                                        $10,094,400
            Less:  Proceeds not invested  (1)                          846,400
    Total conversion proceeds invested                             $ 9,248,000

    Investment rate                                                       3.49%

    Earnings increase - return on  proceeds invested               $   322,940
            Less:  Estimated cost of ESOP borrowings                    48,245
            Less:  Amortization of ESOP borrowings, net of taxes        50,784
            Less:  RRP expense, net of taxes                            50,784

    Net earnings increase                                          $   173,127


3.  Comparative Earnings
                                                        Regular      Core
                                                     -----------    -------

    Before conversion - 12 months ended 03/31/97     $   367,000    494,000
    Net earnings increase                                173,127    173,127
    After conversion                                 $   540,127    667,127

4.  Comparative Net Worth  (2)

    Before conversion - 03/31/97                     $ 5,564,000
    Conversion proceeds                                8,824,800
    After conversion                                 $14,388,800


5.  Comparative Net Assets

    Before conversion - 03/31/97                     $45,153,000
    Conversion proceeds                               10,094,400
    After conversion                                 $55,247,400


(1) Represents ESOP borrowings.
(2) ESOP borrowings and RRP are omitted from net worth.

KELLER & COMPANY
Columbus, Ohio
614-766-1426



                    SUMMARY OF VALUATION PREMIUM OR DISCOUNT




                                                     Premium
                                                     or
                                                     (discount)
                                                     from
                                                     comparable
                                                     group.
                                                  -----------------------------

                                     Citizens         Average        Median

Midpoint:
   Price/earnings                   16.x6             (33.62)%       (25.10)%
   Price/book value                 65.%3   *         (33.72)%       (33.81)%
   Price/assets                     15.%8               5.76%          4.56%
   Price/tangible book value        65.%2             (34.96)%       (34.07)%
   Price/core earnings              12.x6             (22.77)%       (19.54)%




Minimum of range:
   Price/earnings                   14.x4             (41.09)%       (33.53)%
   Price/book value                 61.%8   *         (38.40)%       (38.48)%
   Price/assets                     13.%0              (8.02)%        (9.07)%
   Price/tangible book value        61.%8             (39.55)%       (38.72)%
   Price/core earnings              11.x1             (32.07)%       (29.22)%




Maximum of range:
   Price/earnings                   17.x3             (26.78)%       (17.38)%
   Price/book value                 69.%3   *         (29.79)%       (29.88)%
   Price/assets                     17.%7              18.98%         17.62%
   Price/tangible book value        69.%3             (31.10)%       (30.16)%
   Price/core earnings              14.x1             (14.09)%       (10.49)%




Super maximum of range:
   Price/earnings                   19.x9             (19.56)%        (9.23)%
   Price/book value                 73.%3   *         (25.96)%       (26.06)%
   Price/assets                     19.%5              33.45%         31.93%
   Price/tangible book value        73.%3             (27.34)%       (26.35)%
   Price/core earnings              15.x6              (4.77)%        (0.79)%


* Represents pricing ratio associated with primary valuation method.

                             KELLER & COMPANY, INC
                             555 METRO PLACE NORTH
                                   SUITE 524
                               DUBLIN, OHIO 46017
                                 (614) 766-1426
                                 (614) 766-1459




                               PROFILE OF THE FIRM

KELLER & COMPANY, INC. is a full service consulting firm to financial institutions, serving clients throughout the United States from its office in Dublin, Ohio. The firm consults primarily in the areas of regulatory and compliance matters, financial analysis and strategic planning, stock valuations and appraisals, mergers and acquisitions, mutual to stock conversions, conversion/mergers and branching. Since its inception in 1985, KELLER & COMPANY has provided a wide range of consulting services to over 100 financial institutions including thrifts, banks, mortgage companies and holding companies. KELLER & COMPANY is an affiliate member of the Community Bankers of America, Community Bankers Association of Ohio, the Ohio League of Financial Institutions, and the Tri State League of Financial Institutions.

Each of the firm's senior consultants has over eighteen years front line experience and accomplishment in various areas of the financial institution and real estate industries. Each consultant provides to clients distinct and diverse areas of expertise. Specific services and projects have included financial institution charter and deposit insurance applications, market studies, institutional mergers and acquisitions, branch sales and acquisitions, operations and performance analyses, business plans, strategic planning, financial projections and modeling, stock valuations, fairness opinions, conversion appraisals, capital plans, policy development and revision, lending, underwriting and investment criteria, data processing and management information systems, and incentive compensation programs.

It is the goal of KELLER & COMPANY to provide specific and ongoing services that are pertinent and responsive to the needs of the individual client institution within the changing industry environment, and to offer those services at reasonable fees on a timely basis. In recent years, KELLER & COMPANY has become one of the leading consulting firms in the nation.

                             CONSULTANTS IN THE FIRM


MICHAEL R. KELLER has over twenty years experience as a consultant to the financial institution industry. Immediately following his graduation from college, he was employed by the Ohio Division of Financial Institutions, working for two years in the northeastern Ohio district as an examiner of financial institutions before pursuing graduate studies at the Ohio State University.

Mr. Keller later worked as an associate for a management consulting firm specializing in services to financial institutions. During his eight years with the firm, he specialized in mergers and acquisitions, branch acquisitions and sales, branch feasibility studies, stock valuations, charter applications, and site selection analyses. By the time of his departure, he had attained the position of vice president, with experience in almost all facets of banking operations.

Prior to forming Keller & Company, Mr. Keller also worked as a senior consultant in a larger consulting firm. In that position, he broadened his activities and experience, becoming more involved with institutional operations, business and strategic planning, regulatory policies and procedures, conversion appraisals, and fairness opinions. Mr. Keller established the firm in November 1985 to better serve the needs of the financial institution industry.

Mr. Keller graduated from Wooster College with a B.A. in Economics in 1972, and later received an M.B.A. in Finance in 1976 from the Ohio State University where he took two courses in corporate stock valuations.

JOHN A. SHAFFER has over twenty years experience in banking, finance, real estate lending, and development.

From 1971 to 1974, Mr. Shaffer was employed by a large real estate investment trust as a lending officer, specializing in construction and development loans. By 1974, having gained experience in loan underwriting, management and workout, he joined Chemical Association of New York and was appointed Vice President for Loan Administration of Chemical Mortgage Company in Columbus, Ohio. At Chemical, he managed all commercial and residential loan servicing, administering a portfolio in excess of $1 billion. His responsibilities also included the analysis, management and workout of problem commercial loans and properties, and the structuring, negotiation, acquisition and sale of loan servicing and mortgage and equity securities.

Mr. Shaffer later formed an independent real estate and financial consulting firm, serving corporate and institutional clients, and also investing in and developing real estate. His primary activities have included the planning, analysis, financing, implementation, and administration of real estate projects, as well as financial projection and modeling, cost and profit analysis, loan management, budgeting, cash flow management and project design.

Mr. Shaffer graduated from Syracuse University with a B.S. in Business Administration, later receiving an M.B.A. in Finance and a Ph.D. in Economics from New York University.

                                    EXHIBIT B






                                      RB 20
                                  CERTIFICATION



         I HEREBY CERTIFY THAT I HAVE NOT BEEN THE SUBJECT OF ANY CRIMINAL, CIVIL OR ADMINISTRATIVE JUDGMENTS, CONSENTS, UNDERTAKINGS OR ORDERS, OR ANY PAST ADMINISTRATIVE PROCEEDINGS (EXCLUDING ROUTINE OR CUSTOMARY AUDITS, INSPECTIONS AND INVESTIGATION) ISSUED BY ANY FEDERAL OR STATE COURT, ANY DEPARTMENT, AGENCY, OR COMMISSION OF THE U.S. GOVERNMENT, ANY STATE OR MUNICIPALITY, ANY SELF-REGULATORY TRADE OR PROFESSIONAL ORGANIZATION, OR ANY FOREIGN GOVERNMENT OR GOVERNMENTAL ENTITY, WHICH
         INVOLVE:

         (I) COMMISSION OF A FELONY, FRAUD, MORAL TURPITUDE, DISHONESTY OR BREACH OF TRUST;

         (II)     VIOLATION OF SECURITIES OR COMMODITIES LAWS OR REGULATIONS;

         (III)    VIOLATION OF DEPOSITORY INSTITUTION LAWS OR REGULATIONS;

         (IV)     VIOLATION OF HOUSING AUTHORITY LAWS OR REGULATIONS;

         (V)      VIOLATION  OF THE  RULES,  REGULATIONS,  CODES OR  CONDUCT  OR
                  ETHICS   OF   A   SELF-REGULATORY    TRADE   OR   PROFESSIONAL
                  ORGANIZATION;

         (VI) ADJUDICATION OF BANKRUPTCY OR INSOLVENCY OR APPOINTMENT OF A RECEIVER, CONSERVATOR, TRUSTEE, REFEREE, OR GUARDIAN.

I HEREBY CERTIFY THAT THE STATEMENTS I HAVE MADE HEREIN ARE TRUE, COMPLETE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                                       CONVERSION APPRAISER

     June 10, 1997                                /s/ MICHAEL R. KELLER
------------------------------            -------------------------------------
                  DATE                                    MICHAEL R. KELLER

                            AFFIDAVIT OF INDEPENDENCE

STATE OF OHIO,

COUNTY OF FRANKLIN, ss:


         I, Michael R. Keller, being first duly sworn hereby depose and say that:

         The fee which I received directly from the applicant, Citizens Bancorp, Frankfort, Indiana in the amount of $15,000 for the performance of my appraisal was not related to the value determined in the appraisal and that the undersigned appraiser is independent and has fully disclosed any relationships which may have a material bearing upon the question of my independence; and that any indemnity agreement with the applicant has been fully disclosed.

         Further, affiant sayeth naught.


                                                       /s/ MICHAEL R. KELLER
                                                       -------------------------
                                                        MICHAEL R. KELLER


         Sworn to before me and subscribed in my presence this 10th day of June, 1997.

                                                       /s/ Lori A. Kessen
                                                       -------------------------
                                                        NOTARY PUBLIC

                                                  [NOTARY STAMP]

                                            LORI A. KESSEN
                                            NOTARY PUBLIC, STATE OF OHIO
                                            MY COMMISSION EXPIRES AUG. 10, 2000